           As filed with the Securities and Exchange Commission on April 1, 2011

                                            1933 Act Registration No. 333-125790

                                             1940 Act Registration No. 811-09241

                                                              CIK No. 0001080299
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 9

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 41

             Lincoln Life Flexible Premium Variable Life Account S
                           (Exact Name of Registrant)

                          Lincoln Corporate Variable 5
                        Lincoln Corporate Commitment VUL

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)

                           1300 South Clinton Street
                           Fort Wayne, Indiana 46802
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                                Nicole S. Jones
                  The Lincoln National Life Insurance Company
                         150 North Radnor Chester Road
                                Radnor, PA 19087
                    (Name and Address of Agent for Service)

                                    Copy To:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2010 was filed March 18, 2011.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2011 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 22, 2010.

       SUPPLEMENT DATED MAY 1, 2011 TO PROSPECTUSES DATED MAY 1, 2011

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
            PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

          ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by DSM Capital Partners, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                          PROSPECTUS 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Variable 5, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln
National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectuses which are furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Investments VIT Funds

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        16
    Voting Rights...............................        16
POLICY CHARGES AND FEES.........................        17
    Premium Load; Net Premium Payment...........        17
    Surrender Charges...........................        18
    Partial Surrender Fee.......................        18
    Transfer Fee................................        18
    Mortality and Expense Risk Charge...........        18
    Cost of Insurance Charge....................        18
    Administrative Fee..........................        19
    Policy Loan Interest........................        19
    Rider Charges...............................        19
    Case Exceptions.............................        20
YOUR INSURANCE POLICY...........................        20
    Application.................................        21
    Owner.......................................        21
    Right to Examine Period.....................        22
    Initial Specified Amount....................        22
    Transfers...................................        22
    Market Timing...............................        23
    Dollar Cost Averaging.......................        24
    Automatic Rebalancing.......................        25
    Riders......................................        25


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        32
    Paid-Up Nonforfeiture Option................        33
    Coverage Beyond Maturity....................        33
    Termination of Coverage.....................        33
    State Regulation............................        33
PREMIUMS........................................        34
    Allocation of Net Premium Payments..........        34
    Planned Premiums; Additional Premiums.......        34
    Life Insurance Qualification................        34
    Policy Values...............................        35
DEATH BENEFITS..................................        36
    Death Benefit Options.......................        36
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        37
    Death Benefit Proceeds......................        38
POLICY SURRENDERS...............................        38
    Partial Surrender...........................        38
POLICY LOANS....................................        39
LAPSE AND REINSTATEMENT.........................        39
    Reinstatement of a Lapsed Policy............        40
TAX ISSUES......................................        40
    Taxation of Life Insurance Contracts in
      General...................................        40
    Policies That Are MECs......................        41
    Policies That Are Not MECs..................        42
    Other Considerations........................        42
    Fair Market Value of Your Policy............        43
    Tax Status of Lincoln Life..................        43
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        44
LEGAL PROCEEDINGS...............................        44
FINANCIAL STATEMENTS............................        44
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        45

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                     Table I: Transaction Fees
                                         When Charge                           Amount
           Charge                        is Deducted                          Deducted
 Maximum sales charge             When you pay a premium.        5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.        A maximum of 5.0% of each premium
                                                                 payment.1
 Deferred Acquisition Cost        When you pay a premium.        1.0% of each premium payment.
 (DAC) Tax

                                              Table I: Transaction Fees
                                         When Charge                                       Amount
         Charge                          is Deducted                                      Deducted
 Surrender Charge             Upon full surrender of your            There is no charge for surrendering your policy.
                              policy.
 Partial Surrender Fee        When you take a partial                There is no charge for a partial surrender.
                              surrender of your policy.
 Fund Transfer Fee            Applied to any transfer request        Guaranteed not to exceed $25.
                              in excess of 24 made during
                              any policy year.


     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.38 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   specified amount to a minimum of $0.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative insured                           additional monthly charge is $0.06 per $1,000 of
                                                   specified amount.

                  Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                             Amount
         Charge               is Deducted                            Deducted
 Policy Loan Interest        Annually           The annual rate charged against the loan balance
                                                will be the greater of 3.5%, or Moody's
                                                Investors Service, Inc. Corporate Bond Yield
                                                Average - Monthly Average Corporates for the
                                                calendar month which ends two months prior to
                                                the policy anniversary.



              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
 Rider Charges                                      Individualized based on optional Rider(s)
                                                    selected.
 Term Insurance Rider*           Monthly
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $83.33 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of net amount at risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.38 per $1,000 of net amount at risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.94% 2         0.30%
 (12b-1) fees, and other expenses.




  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 2.07%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a Separate Account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year premium and 20% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.



Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.


We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital .

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Income and Growth Fund (Class I): Capital growth; income is secondary. This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

   o Inflation Protection Fund (Class II): Long-term total return.
     This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


   o International Fund (Class I): Capital growth.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.



American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


   o Global Allocation V.I. Fund (Class I): High total investment return.

Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.

   o High Yield Series (Standard Class): Total return and secondarily high current income.

     This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.


   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Series (Standard Class): Long-term capital appreciation. (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.

   o Value Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.


   o DWS Equity 500 Index VIP (Class A): Replicate S&P 500 (Reg. TM) Index before deduction of expenses.
     (Subadvised by Northern Trust Investments, Inc.)

     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


   o DWS Small Cap Index VIP (Class A): Replicate Russell 2000 (Reg. TM) Index before deduction of expenses.

     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

   o Asset Manager Portfolio (Service Class): High total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Franklin U.S. Government Fund, and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Franklin U.S. Government Fund (Class 1): Income.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income.

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


Janus Aspen Series, advised by Janus Capital Management LLC.

   o Flexible Bond Portfolio (Service Shares): Maximum total return.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.

     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.

     (Subadvised by J.P. Morgan Investment Management, Inc.)


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by SSgA Funds Management, Inc.)
     (formerly LVIP Wilshire Aggressive Profile Fund)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.


   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income

     (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)

   o LVIP 2050 Profile Fund (Standard Class)(2): Total return.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.

   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.

   o Regency Portfolio (I Class): Long-term growth.
     This fund is available only to existing cases as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, after deduction of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      0.5%
       2                   3.0%                      0.5%
       3                   2.0%                      0.5%

                     Portion of Premium       Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium           Target Premium
--------------      -------------------      --------------------
      4-7                  1.0%                     0.5%
      8+                   0.5%                     0.5%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any policy year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per policy year.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.40%
      11-20                0.10%-0.20%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each policy year as the insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

The monthly administrative fee as of the date of policy issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.

Right to Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Alternative Policy Loan Rider. The policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the company's consent. This rider allows a policy owner to borrow a portion of the surrender value of the policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard policy loan provision remains available when this rider is in effect. An alternative policy loan may be taken in lieu of, or in addition to, a standard policy loan.

Alternative Policy Loan. If the policy has a surrender value, you may request to take an alternative policy loan. Outstanding alternative policy loans and accrued interest reduce the policy's surrender value and death benefit. The company will grant an alternative policy loan against the policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the policy to the company is made; and

c) the alternative policy loan balance does not exceed the maximum alternative policy loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the policy to the company authorizes the company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative policy loan balance at the time the policy is surrendered or a death benefit becomes payable. If an alternative policy loan balance is outstanding when the policy is surrendered or when the insured dies, the amount collected by the company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative policy loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each valuation day, the maximum alternative policy loan balance is the sum of

1. the balance in the money market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the money market account

The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The company may change the available maximum alternative policy loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative policy loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative policy loan balance is reduced, the amount of any alternative policy loan balance which exceeds the reduced maximum alternative policy loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative policy loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.

There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts

  a) on any monthly anniversary day when the alternative policy loan balance exceeds the maximum alternative policy loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative policy loan balance by more than 5%.

If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:

  a) the difference between the alternative policy loan balance and the maximum alternative policy loan balance, divided by

     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard policy loan, you may instruct us to transfer a portion of the alternative policy loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative policy loan balance which does not exceed the maximum alternative policy loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding policy loans, whether taken as a standard policy loan or as an alternative policy loan. The total loan balance may not exceed 90% of the total account value of the policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative policy loan or standard policy loan. Any repayment of indebtedness, other than loan interest, will be applied first to any standard policy loans until paid, then to any alternative policy loan balance, unless otherwise agreed to in writing by you and the company

Alternative Policy Loan Interest. Interest will accrue on the alternative policy loan balance. Interest charged on the alternative policy loan balance accrues daily and is payable annually on each policy anniversary or as otherwise agreed to in writing by you and the company. The accrued loan interest amount, if not paid, will be added to the alternative policy loan balance.

The interest rate charged on the alternative policy loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative policy loan balance during any policy year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the policy anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the policy is issued.

We may change the interest rate charged on the alternative policy loan balance during the policy year. We will notify you of the current alternative policy loan interest rate at the time the alternative policy loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative policy loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative policy loan balance to the standard policy loan balance. You may also request in writing to transfer all, or a portion, of a standard policy loan balance to the alternative policy loan balance as long as this does not cause the alternative policy loan balance to exceed the maximum alternative policy loan balance. Converting all or a portion of an alternative policy loan balance to a standard policy loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the loan collateral account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard policy loan balance to an alternative policy loan will cause an amount equal to the converted loan balance amount to be transferred from the loan collateral account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard policy loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding policy loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative policy loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative policy loan will be the difference between the rate of interest charged on the alternative policy loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative policy loan could be higher or lower than the effective rate of interest for a standard policy loan. The benefit, if any, of choosing an alternative policy loan over a standard policy loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit.

Under this rider, the full surrender value of the policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target surrender value on the immediately preceding monthly deduction day.

2) is all premiums received since the immediately preceding monthly deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:

 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any policy year is the lesser of (a) or (b), where:

a) Is the sum of the premiums paid during the policy year; less the sum of any partial surrenders during the policy year; and

b) Is the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy

During the first policy year, the cumulative surrender value premium for all prior policy years is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The maximum enhancement rate will not exceed 25% in any policy year.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In policy years six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:



 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in policy years 1 through 5 or in policy year 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any policy year.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this policy; or

3) the date this policy ends; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the policy year, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the policy year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any policy year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the policy year, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous policy year. The adjustable benefit enhancement balance will be permanently decreased by this amount each policy year. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.

Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.

PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflectsamounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified amount, which includes the total account value as of the        Generally provides a level death
              date of the insured's death.                                              benefit
    2         Sum of the specified amount plus the total account value as of the        May increase or decrease over
              date of the insured's death.                                              time, depending on the amount
                                                                                        of premium paid and the
                                                                                        investment performance of the
                                                                                        underlying Sub-Accounts or the
                                                                                        Fixed Account.

 Option                        Death Benefit Proceeds Equal to the                               Variability
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the specified amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional policy loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are then being allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior policy year policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the loan collateral account value is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the loan collateral account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan collateral account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy


If your policy has lapsed and the insured has not died since lapse, you may reinstate your policy within five years of the policy lapse date, provided:

1) the policy has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least three months; and

5) any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.

If a policy loan is being reinstated, the policy's Total Account Value Accumulation Value at reimbursement will be the amount reinstated in the Loan Account plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets and Financial Ratings
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                                  SAI 1

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                      Lincoln Corporate Variable 5 product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Variable 5 product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Transfer Agent...............................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             5
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferral of Payments.........................             6
    Incontestability.............................             6
    Misstatement of Age..........................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           C-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financial as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.


If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $19,703,728 in 2010, $24,595,347 in 2009 and $27,577,363 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company, and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements and other financial information of the Separate Account as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV

Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company follow.

       SUPPLEMENT DATED MAY 1, 2011 TO PROSPECTUSES DATED MAY 1, 2011

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
  PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R
                PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

          LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S
            PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

          ISSUED BY THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - M INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - M CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   -   M LARGE CAP GROWTH FUND: Long-term capital appreciation.
       (Subadvised by DSM Capital Partners, LLC)
       THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

                              PROSPECTUS 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265

Administrative Office:
Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln Corporate Commitment VUL, a flexible premium variable life insurance contract (the "Policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "We", "Us", "Our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features. Please check with your financial advisor regarding their availability.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectuses which are furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.
                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o BlackRock Variable Series Funds, Inc.

                  o Delaware VIP (Reg. TM) Trust

                  o DWS Variable Series II

                  o Fidelity (Reg. TM) Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.



                         Prospectus Dated: May 1, 2011

                                 Table of Contents





Contents                                               Page
------------------------------------------------      -----
POLICY SUMMARY..................................         3
    Benefits of Your Policy.....................         3
    Risks of Your Policy........................         3
    Charges and Fees............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT...........................         8
    Fund Participation Agreements...............         9
    Distribution of the Policies and
      Compensation..............................         9
    Sub-Accounts and Funds......................        10
    Sub-Account Availability and Substitution of
      Funds.....................................        15
    Voting Rights...............................        15
POLICY CHARGES AND FEES.........................        16
    Premium Load; Net Premium Payment...........        17
    Surrender Charges...........................        17
    Partial Surrender Fee.......................        17
    Transfer Fee................................        17
    Mortality and Expense Risk Charge...........        17
    Cost of Insurance Charge....................        18
    Administrative Fee..........................        18
    Policy Loan Interest........................        18
    Rider Charges...............................        19
    Case Exceptions.............................        19
YOUR INSURANCE POLICY...........................        19
    Application.................................        20
    Owner.......................................        20
    Right to Examine Period.....................        21
    Initial Specified Amount....................        21
    Transfers...................................        21
    Market Timing...............................        22
    Dollar Cost Averaging.......................        24
    Automatic Rebalancing.......................        24
    Riders......................................        24


Contents                                               Page
------------------------------------------------      -----
    Continuation of Coverage....................        32
    Paid-Up Nonforfeiture Option................        32
    Coverage Beyond Maturity....................        32
    Termination of Coverage.....................        32
    State Regulation............................        33
PREMIUMS........................................        33
    Allocation of Net Premium Payments..........        33
    Planned Premiums; Additional Premiums.......        33
    Life Insurance Qualification................        33
    Policy Values...............................        34
DEATH BENEFITS..................................        35
    Death Benefit Options.......................        35
    Changes to the Initial Specified Amount and
      Death Benefit Options.....................        36
    Death Benefit Proceeds......................        37
POLICY SURRENDERS...............................        37
    Partial Surrender...........................        37
POLICY LOANS....................................        38
LAPSE AND REINSTATEMENT.........................        38
    Reinstatement of a Lapsed Policy............        39
TAX ISSUES......................................        39
    Taxation of Life Insurance Contracts in
      General...................................        39
    Policies That Are MECs......................        40
    Policies That Are Not MECs..................        41
    Other Considerations........................        41
    Fair Market Value of Your Policy............        42
    Tax Status of Lincoln Life..................        42
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS..................................        43
LEGAL PROCEEDINGS...............................        43
FINANCIAL STATEMENTS............................        43
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION........................        44

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds" (or "Underlying Funds"). You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.



Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" section of this prospectus.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.

Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                     Table I: Transaction Fees
                                         When Charge                           Amount
           Charge                        is Deducted                          Deducted
 Maximum sales charge             When you pay a premium.        5.0% of each premium payment.
 imposed on premiums
 Premium Tax                      When you pay a premium.        A maximum of 5.0% of each premium
                                                                 payment.1
 Deferred Acquisition Cost        When you pay a premium.        1.0% of each premium payment.
 (DAC) Tax

                                              Table I: Transaction Fees
                                         When Charge                                       Amount
         Charge                          is Deducted                                      Deducted
 Surrender Charge             Upon full surrender of your            There is no charge for surrendering your policy.
                              policy.
 Partial Surrender Fee        When you take a partial                There is no charge for a partial surrender.
                              surrender of your policy.
 Fund Transfer Fee            Applied to any transfer request        Guaranteed not to exceed $25.
                              in excess of 24 made during
                              any policy year.


     1 Charges range from 0.0% to 5.0%, depending on the state of issue.


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                    Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $34.26 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.22 per $1,000 of net amount at risk.
 Mortality and Expense          Monthly            Monthly charge as a percentage of the value of
 Risk Charge ("M&E")                               the Sub-Accounts, guaranteed at a maximum
                                                   effective annual rate of 0.50%.
 Administrative Fee*            Monthly            A maximum flat fee of $10 per month in all
                                                   years.
  Maximum and                                      There is an additional monthly charge ranging
  Minimum Charge                                   from a maximum of $0.17 per $1,000 of
                                                   specified amount to a minimum of $0.00 per
                                                   $1,000 of specified amount.
  Charge for a                                     For a male or female age 45, the maximum
  Representative insured                           additional monthly charge is $0.17 per $1,000 of
                                                   specified amount.

                  Table II: Periodic Charges Other Than Fund Operating Expenses
                              When Charge                             Amount
         Charge               is Deducted                            Deducted
 Policy Loan Interest        Annually           The annual rate charged against the loan balance
                                                will be the greater of 3.5%, or Moody's
                                                Investors Service, Inc. Corporate Bond Yield
                                                Average - Monthly Average Corporates for the
                                                calendar month which ends two months prior to
                                                the policy anniversary.



              Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                  When Charge                             Amount
           Charge                 is Deducted                            Deducted
 Rider Charges                                      Individualized based on optional Rider(s)
                                                    selected.
 Term Insurance Rider*           Monthly
  Maximum and                                       The monthly cost of insurance rates for standard
  Minimum Charge                                    issue individuals ranges from a guaranteed
                                                    maximum of $34.26 per $1,000 per month to a
                                                    guaranteed minimum of $0.00 per $1,000 per
                                                    month of net amount at risk.

                                                    Individuals with higher mortality risk than
                                                    standard issue individuals can be charged from
                                                    125% to 800% of the standard rate.
  Charge for a                                      For a male or female, age 45, nonsmoker, the
  Representative Insured                            guaranteed maximum monthly cost of insurance
                                                    rate is $0.22 per $1,000 of net amount at risk.
  Alternative Policy Loan        N/A                There is no charge for this rider.
  Rider
  Enhanced Surrender             N/A                There is no charge for this rider.
  Value Rider
  Adjustable Benefit             N/A                There is no charge for this rider.
  Enhancement Rider
  Change of Insured              N/A                There is no charge for this rider.
  Rider


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        2.94% 2         0.30%
 (12b-1) fees, and other expenses.




  2 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 2.07%. These waivers and reductions generally extend through April 30, 2012 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-877-533-0117.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a Separate Account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN

46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.25% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation. (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 50% of the first year premium and 20% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.


In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.



Sub-Accounts and Funds


The variable investment options in the policy are Sub-Accounts of the Separate Account. Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.


We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The Underlying Funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that funds' prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-877-533-0117 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Growth and Income Portfolio (Class A): Long-term growth of capital.
     This fund is available only to existing cases as of May 2, 2011. Consult your financial advisor.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth of capital.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class II): Long-term total return.
     This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series, advised by Capital Research and Management
     Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.


   o Growth-Income Fund (Class 2): Long-term growth and income.


   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


   o BlackRock Global Allocation V.I. Fund (Class I): High total investment return.



Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*


   o Diversified Income Series (Standard Class): Long-term total return.

   o Emerging Markets Series (Standard Class): Long-term capital appreciation.


   o High Yield Series (Standard Class): Total return.
     This fund is available only to existing cases as of May 17, 2010. Consult your financial advisor.


   o Limited-Term Diversified Income Series (Standard Class): Long-term total return.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.


   o Smid Cap Growth Trend Series (Standard Class): Long-term capital appreciation.
     (formerly Trend Series)

   o U. S. Growth Series (Standard Class): Long-term capital appreciation.

   o Value Series (Standard Class): Capital appreciation.



DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.


   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A)(2): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR Co., Inc.

   o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.


   o Mid Cap Portfolio (Service Class): Long-term growth of capital.

   o Overseas Portfolio (Service Class): Long-term growth of capital.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, the Templeton Global Bond Securities Fund, and the Franklin U.S. Government Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Maximize income.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Franklin U.S. Government Fund (Class 1): Income.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.

   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.

   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): Maximize real return.

     (Subadvised by BlackRock Financial Management, Inc.)


   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)

   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)

   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*


   o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
     (Subadvised by Delaware Management Company)*
     This fund is available only to existing cases as of May 18, 2009. Consult your financial advisor.

   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*


   o LVIP Dimensional Non-U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.

   o LVIP Dimensional U.S. Equity Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Parters Limited and Franklin Advisors, Inc.)

   o LVIP J.P. Morgan High Yield Fund (Standard Class): High level of current income.

     (Subadvised by J.P. Morgan Investment Management Inc.)


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)
     (formerly LVIP Marsico International Growth Fund)


   o LVIP MFS Value Fund (Standard Class): Capital appreciation.
     (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Conservative Structured Allocation Fund (Standard Class)(2):
      Current income with growth of capital.


   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Global Tactical Allocation Fund (Standard Class)(2): Long-term growth of capital.
     (formerly LVIP Wilshire Aggressive Profile Fund)
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2):
      Current income with growth of capital.

   o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): Current income with growth of capital.


   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000 index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Total Bond Fund (Standard Class): Total return consistent with capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)


   o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.

   o LVIP Vanguard International Equity ETF Fund (Standard Class)(2): Capital appreciation.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.

   o LVIP Wells Fargo Intrinsic Value Fund (Standard Class): Income (Subadvised by Metropolitan West Capital Management)

   o LVIP 2010 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2010 Profile Fund)

   o LVIP 2020 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2020 Profile Fund)

   o LVIP 2030 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2030 Profile Fund)

   o LVIP 2040 Profile Fund (Standard Class)(2): Total return.
     (formerly LVIP Wilshire 2040 Profile Fund)

   o LVIP 2050 Profile Fund (Standard Class)(2): Total return.
     This fund will be available on or about May 2, 2011. Consult your financial advisor.

   o LVIP Conservative Profile Fund (Standard Class)(2): Current income. (formerly LVIP Wilshire Conservative Profile Fund)

   o LVIP Moderate Profile Fund (Standard Class)(2): Growth and income. (formerly LVIP Wilshire Moderate Profile Fund)

   o LVIP Moderately Aggressive Profile Fund (Standard Class)(2): Growth and income.
     (formerly LVIP Wilshire Moderately Aggressive Profile Fund)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Growth Series (Initial Class): Capital appreciation.

   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.


*Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


(2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.




Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and are deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.


For policies issued prior to December 27, 2010, if the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.

For policies issued on or after December 27, 2010, if the total value of the Sub-Accounts and Fixed Account is insufficient to cover the current monthly deduction, all coverage under your policy will lapse. You have a grace period, as described in the section entitled "Lapse and Reinstatement", to pay an amount that will prevent the lapse from occurring.




Premium Load; Net Premium Payment

We deduct a portion from each premium payment. This amount, referred to as "premium load," covers a portion of the sales expenses incurred by the Company and certain policy-related state and federal tax liabilities. The premium payment, after deduction of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

Sales Charge.  The current sales charge ranges are:



                     Portion of Premium        Portion of Premium
                         Paid up to            Paid greater than
 Policy Years          Target Premium            Target Premium
--------------      --------------------      -------------------
       1                   3.5%                      1.0%
       2                   3.0%                      1.0%
      3-4                  2.0%                      1.0%
      5-7                  1.5%                      1.0%
      8+                   1.0%                      1.0%

The sales charge is guaranteed to be no higher than 5.0% of the total premium paid in any policy year.

Premium Tax. We deduct an explicit premium tax equal to state and municipal premium tax from each premium payment. The tax ranges from 0% to 5% depending upon the state of issue.

Deferred Acquisition Cost (DAC) Tax. We deduct a 1.0% charge from each premium payment to help offset the company's tax liability associated with the policy's acquisition costs.

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twenty-fourth transfer per policy year.



Mortality and Expense Risk Charge

We assess a monthly mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.10%-0.30%
      11-20                0.10%-0.15%
  21 and after                0.10%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.50%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.

The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the insured's death under any riders, minus the Policy's total account value. Because the total account value will vary with investment performance, Premium payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined by subtracting the total account value from the death benefit at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the policy duration, the age, gender (in accordance with state law) and underwriting category of the insured. Please note that it will generally increase each policy year as the insured ages and are lower for healthy individuals. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.



Administrative Fee

The monthly administrative fee as of the date of policy issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. There is an additional charge per $1,000 of specified amount that varies with the insured's age. This charge will never exceed $0.17 per $1,000 of specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest

If you borrow against your policy, interest will accrue on the loan balance. The interest rate will be the greater of 3.5%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.



Rider Charges

Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.



Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We cannot process your requests for transactions relating to the policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

We allow electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.



Right to Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of
(i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any indebtedness, on the date the returned policy is received by us, plus (ii) any charges and fees imposed under the policy's terms.



Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twenty-fourth request per year.

We reserve the right to restrict transfers of a portion of the Fixed Account value to one or more Sub-Accounts to a period within 45 days following the policy anniversary. The transfer will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the money market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the money market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing

You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Alternative Policy Loan Rider. The policy can be issued with an Alternative Policy Loan Rider. There is no charge for this rider. The rider must be elected at application and may not be available on all policies. The rider may be added after issue with the company's consent. This rider allows a policy owner to borrow a portion of the surrender value of the policy, as defined in the section of the prospectus headed "Policy Surrenders," without removing cash value from the Fixed Account and Sub-Accounts or transferring any amount to the loan balance, subject to certain limitations. See the section headed "Maximum Alternative Policy Loan Balance" for more information.

The standard policy loan provision remains available when this rider is in effect. An alternative policy loan may be taken in lieu of, or in addition to, a standard policy loan.

Alternative Policy Loan. If the policy has a surrender value, you may request to take an alternative policy loan. Outstanding alternative policy loans and accrued interest reduce the policy's surrender value and death benefit. The company will grant an alternative policy loan against the policy provided:

a) a loan agreement is properly executed;

b) a satisfactory assignment of the policy to the company is made; and

c) the alternative policy loan balance does not exceed the maximum alternative policy loan balance.
     (See the section headed "Maximum Alternative Policy Loan Balance" for more information.)

An assignment of the policy to the company authorizes the company to collect a portion of the policy's account value or death benefit equal to the amount of any alternative policy loan balance at the time the policy is surrendered or a death benefit becomes payable. If an alternative policy loan balance is outstanding when the policy is surrendered or when the insured dies, the amount collected by the company through the assignment will reduce the amount otherwise payable as surrender proceeds or as a death benefit.

Alternative Policy Loan Balance. The amount of any outstanding alternative policy loan, plus any due and unpaid interest.

Maximum Alternative Policy Loan Balance. On each valuation day, the maximum alternative policy loan balance is the sum of

1. the balance in the money market account multiplied by 0.90, and

2. the alternative policy loan factor multiplied by

     a) the sum of the Fixed Account value and the Sub-Account value, less

     b) the value in the money market account

The Sub-Account value is the sum of the current values of all Sub-Accounts in which you have invested. The alternative policy loan factor on the date of issue is shown on the policy specifications page. The company may change the available maximum alternative policy loan balance based on market conditions, the interest rate environment, and the total value of the Fixed Account and the Sub-Accounts, including the money market account. A change in the maximum alternative policy loan balance will be based on a change in the alternative policy loan factor. If the maximum alternative policy loan balance is reduced, the amount of any alternative policy loan balance which exceeds the reduced maximum alternative policy loan balance will effect a transfer to the money market account from the Fixed Account and other Sub-Accounts as follows. We will notify you in writing if the maximum alternative policy loan balance is reduced or there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts.

There will be a transfer to the money market account from the Fixed Account and the other Sub-Accounts

  a) on any monthly anniversary day when the alternative policy loan balance exceeds the maximum alternative policy loan balance, or

  b) on any day when the alternative loan balance exceeds the maximum alternative policy loan balance by more than 5%.

If there is a transfer to the money market account from the Fixed Account and the other Sub-Accounts, the amount transferred will be equal to:

  a) the difference between the alternative policy loan balance and the maximum alternative policy loan balance, divided by

     b) 0.90 minus the alternative policy loan factor.

The amount of such transfers from the Fixed Account and the other Sub-Accounts will be in proportion to the account value allocated to those accounts. If you wish to prevent conversion to a standard policy loan, you may instruct us to transfer a portion of the alternative policy loan balance from the Fixed Account and Sub-Accounts to the Lincoln money market fund in order to maintain an alternative policy loan balance which does not exceed the maximum alternative policy loan balance. These transfers do not count against the free transfers available.

Total Loan Balance. This is the total amount of all outstanding policy loans, whether taken as a standard policy loan or as an alternative policy loan. The total loan balance may not exceed 90% of the total account value of the policy.


Total Loan Balance Repayment. The total loan balance will be reduced by the amount of any repayment of the alternative policy loan or standard policy loan. Any repayment of indebtedness, other than loan interest, will be applied first to any standard policy loans until paid, then to any alternative policy loan balance, unless otherwise agreed to in writing by you and the company

Alternative Policy Loan Interest. Interest will accrue on the alternative policy loan balance. Interest charged on the alternative policy loan balance accrues daily and is payable annually on each policy anniversary or as otherwise agreed to in writing by you and the company. The accrued loan interest amount, if not paid, will be added to the alternative policy loan balance.

The interest rate charged on the alternative policy loan balance is based on a published monthly average. The maximum monthly average will be "Moody's Corporate Bond Yield Average - Monthly Average Corporates" as published by Moody's Investors Service, Inc., or any successor to that service. You may obtain the applicable monthly average at any time by contacting the Company.

The interest rate charged on the alternative policy loan balance during any policy year will not exceed the maximum rate for that year. The maximum rate will be the greater of:

1) Moody's Investors Service, Inc. Corporate Bond Yield Average - Monthly Average Corporates for the calendar month which ends two months before the month in which the policy anniversary occurs; or

2) 4.25%

The maximum interest rate charged is limited only by the maximum interest rate allowed by law in the state in which the policy is issued.

We may change the interest rate charged on the alternative policy loan balance during the policy year. We will notify you of the current alternative policy loan interest rate at the time the alternative policy loan is requested. We will notify you in writing within 30 days if there is a change in the loan interest rate applicable to any existing alternative policy loan balance.

Transfer of Loan Balances. You may request in writing to transfer all, or a portion, of the alternative policy loan balance to the standard policy loan balance. You may also request in writing to transfer all, or a portion, of a standard policy loan balance to the alternative policy loan balance as long as this does not cause the alternative policy loan balance to exceed the maximum alternative policy loan balance. Converting all or a portion of an alternative policy loan balance to a standard policy loan will cause an amount equal to the converted loan balance to be transferred from the Fixed Account and Sub-Accounts to the loan collateral account in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time. Converting all or a portion of a standard policy loan balance to an alternative policy loan will cause an amount equal to the converted loan balance amount to be transferred from the loan collateral account to the Fixed Account and Sub-Accounts in proportion to the account value allocated to the Fixed Account and Sub-Accounts at that time.

The effective rate of interest for a standard policy loan will not exceed 1.25%, based on the difference between the rate of interest charged on the outstanding policy loan balance and the rate of interest credited on amounts transferred to the loan balance. Because an alternative policy loan does not cause any portion of the policy value to be transferred to the loan balance, the effective rate of interest for an alternative policy loan will be the difference between the rate of interest charged on the alternative policy loan balance and the performance of the Sub-Accounts to which account value has been allocated. Therefore, the effective rate of interest for an alternative policy loan could be higher or lower than the effective rate of interest for a standard policy loan. The benefit, if any, of choosing an alternative policy loan over a standard policy loan will depend on the investment experience of the Sub-Accounts.

Enhanced Surrender Value Rider. The policy can be issued with an Enhanced Surrender Value Rider. This rider is generally elected at application, and will be offered with all policies described in this prospectus. Availability of the rider is subject to underwriting requirements for total premiums expected to be paid, and other underwriting criteria. It may not be elected if you have elected the Adjustable Benefit Enhancement Rider or the Load Amortization Rider. It may be added after the date of issue of the policy only with Lincoln Life's consent. There is no cost for this rider.

This rider provides two additional benefits:

a) surrender value benefit: an extra benefit in the event of a full surrender of the policy, and

b) expense reduction benefit: a reduction in expense charges and fees in the policy.

A. Surrender value benefit.

Under this rider, the full surrender value of the policy will equal:

a) the policy value on the date of surrender; less

b) the loan balance plus any accrued interest; plus

c) the surrender value enhancement benefit, if any.

The surrender value enhancement benefit is an amount equal to the lesser of (a) or (b), where:

a) is the target enhancement amount; and

b) is the maximum enhancement amount.

Target enhancement amount. On any monthly deduction day, the target enhancement amount is equal to the target surrender value less the total account value of the policy. For purposes of this rider, if the target enhancement amount is negative, it will be considered to be zero.

Target surrender value. On each monthly deduction day, the target surrender value will be calculated as (1), plus (2), plus (3), minus (4), where:

1) is the target surrender value on the immediately preceding monthly deduction day.

2) is all premiums received since the immediately preceding monthly deduction day.

3) is monthly equivalent interest on items (1) and (2) calculated using the annual target yield rate shown on target yield rate table.

4) is the amount of any partial surrenders since the immediately preceding monthly deduction day.

On the date of issue, the target surrender value will be the initial premium received. On any day other than the date of issue or a monthly deduction day, the target surrender value will be the target surrender value as of the preceding monthly deduction day, plus all premiums received and less any partial surrenders taken since the preceding monthly deduction day.

Target yield. The target yield is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual target yield rates are:



 Policy Years        Target Yield Rate        Policy Years        Target Yield Rate
--------------      -------------------      --------------      ------------------
       1                   7.0%                    7                    4.0%
       2                   7.0%                    8                    3.0%
       3                   7.0%                    9                    2.0%
       4                   6.0%                   10                    1.0%
       5                   5.5%                   11+                   0.0%
       6                   5.0%

The target yield rate will not exceed 15% in any policy year.

Maximum enhancement amount. The maximum enhancement amount is equal to the cumulative surrender value premium times the maximum enhancement rate for any policy year times the term blend adjustment factor.

Cumulative surrender value premium. The cumulative surrender value premium for any policy year is the lesser of (a) or (b), where:

a) Is the sum of the premiums paid during the policy year; less the sum of any partial surrenders during the policy year; and

b) Is the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount if a term insurance rider is attached to this policy

During the first policy year, the cumulative surrender value premium for all prior policy years is zero.

Maximum enhancement rate. The maximum enhancement rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current annual maximum enhancement rates are:



                          Maximum                                    Maximum
 Policy Years        Enhancement Rate        Policy Years        Enhancement Rate
--------------      ------------------      --------------      -----------------
       1                  16.0%                   7                   5.0%
       2                  15.0%                   8                   3.0%
       3                  15.0%                   9                   2.0%
       4                  12.0%                  10                   1.0%
       5                  9.0%                   11+                  0.0%
       6                  7.0%

The maximum enhancement rate will not exceed 25% in any policy year.

Term blend adjustment factor. The term blend adjustment factor is equal to 1.0 unless a term insurance rider is attached to the policy. If a term insurance rider is attached this policy, the term blend adjustment factor will equal the minimum adjustment factor plus one minus the minimum adjustment factor times the ratio of the basic policy specified amount to the target face amount shown in the policy specifications. The current value of the minimum adjustment factor is shown in the policy specifications.

B. Expense reduction benefit.

In policy years six through ten, this rider will provide a reduction to the expense charges deducted under the policy. This amount is equal to the following:

 Policy Years       Expense Reduction Amount
--------------      --------------------------------------------------------
     6-10           The lesser of (a) or (b) where:

                    (a) is the expense reduction rate times the accumulated premiums paid for policy years one through five; and

                    (b) is the expense charges due under the policy

There is no expense reduction in policy years 1 through 5 or in policy year 11 and beyond.

Expense reduction rate. The expense reduction rate is not guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing this life insurance product. The current expense reduction rates are:



                     Monthly Expense                            Monthly Expense
 Policy Years         Reduction Rate        Policy Years        Reduction Rate
--------------      -----------------      --------------      ----------------
       1                  0.0%                   7                 0.00833%
       2                  0.0%                   8                 0.00833%
       3                  0.0%                   9                 0.00833%
       4                  0.0%                  10                 0.00833%
       5                  0.0%                  11+                  0.0%
       6                0.00833%

The expense reduction rate will not exceed an annual rate of 5% in any policy year.

If this rider is elected, in lieu of the monthly deduction as described in the policy, the monthly deduction for a policy month will be calculated as (1) plus
(2) less the expense reduction amount, where:

1) is the cost of insurance for the base policy and the cost of any supplemental riders or optional benefits, and

2) is the monthly administrative fee for the base policy.

This rider will terminate without value in the event that this policy is exchanged for another under (section)1035 of the Internal Revenue Code.

This rider otherwise terminates on the earliest of:

1) the death of the insured; or

2) the maturity date of this policy; or

3) the date this policy ends; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Adjustable Benefit Enhancement Rider. The policy can be issued with an Adjustable Benefit Enhancement Rider. This rider provides additional surrender value on a temporary basis for a minimum of seven years after the policy is issued. The policy owner chooses the level of surrender value enhancement to be provided, up to a maximum amount determined by the Company. See the sections headed Requested Adjustable Benefit Enhancement Amount and Maximum Adjustable Benefit Enhancement Amount for more information.

The greater the amount of additional surrender value provided by this rider each year, the shorter the duration of the benefit. The amount of additional surrender value provided by this rider decreases each year and eventually equals zero. See section headed Adjustable Benefit Enhancement Balance for more information.

The maximum enhanced surrender value provided by this rider is based on the policy's face amount, but the benefit is not increased or decreased by any term insurance that may be added to the policy. See section headed Term Blend Adjustment Factor for more information.

This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. It may not be elected if you have elected the Enhanced Surrender Value Rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the sum of the loan balance plus any accrued interest not yet charged; plus

3) the adjustable benefit enhancement amount, if any.

Adjustable Benefit Enhancement Amount. On each policy anniversary, this amount will equal the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

This amount will remain level throughout the policy year, unless a partial surrender has been made since the preceding policy anniversary. If a partial surrender is made, the adjustable benefit enhancement amount will be recalculated to reflect changes to the maximum adjustable benefit enhancement amount.

Requested Adjustable Benefit Enhancement Amount. At policy issue, the owner selects a percentage of the available adjustable benefit enhancement balance. The selected percentage determines the adjustable benefit enhancement amount. The requested adjustable benefit enhancement amount will equal:

1) the percentage of the available adjustable benefit enhancement balance selected by the owner; multiplied by

2) the available adjustable benefit enhancement balance.

Maximum Adjustable Benefit Enhancement Amount. This is the maximum amount available upon full surrender of the policy during the policy year. The amount will equal:

1) the maximum adjustable benefit enhancement rate as determined by the Company; multiplied by

2) the adjustable benefit enhancement balance, less the amount of partial surrenders since the preceding policy anniversary, if any; multiplied by

3) the term blend adjustment factor.

Maximum Adjustable Benefit Enhancement Rate. This rate may be changed at any time while this rider is in effect if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions made in pricing, but is guaranteed to be at least 2% in any policy year.

The current maximum adjustable benefit enhancement rates and guaranteed minimum adjustable benefit enhancement rates are:



 Policy Years        Current Rate        Guaranteed Rate
--------------      --------------      ----------------
       1                11.0%                 2.0%
       2                19.6%                 2.0%
       3                27.7%                 2.0%
       4                35.4%                 2.0%
       5                53.2%                 2.0%
       6                66.1%                 2.0%
      7+               100.0%                 2.0%

Adjustable Benefit Enhancement Balance. This is the basis for the total amount of the adjustable benefit enhancement amount available upon full surrender of the policy. On each monthly deduction day, the balance will be calculated as:

1) the adjustable benefit enhancement balance on the preceding monthly deduction day; minus

2) the adjustable benefit enhancement deduction amount; minus

3) the amount of any partial surrenders since the preceding monthly deduction day, if any; plus

4) the equivalent interest on items 1, 2 and 3, calculated at an annual interest rate of 3.0%.

The duration of the benefit depends on the requested adjustable benefit enhancement amount chosen by the owner. A requested adjustable benefit enhancement amount less than the maximum will extend the duration of the benefit. Unless terminated under this rider's provisions, the benefit will last for a minimum of seven years. This rider provides no benefits after the adjustable benefit enhancement deductions reduce the adjustable benefit enhancement amount to zero.

On the date of issue of the rider, the adjustable benefit enhancement balance will be the lesser of a) or b), where:

a) is the sum of premiums paid on the date of issue of the policy; and

b) is the target premium for the policy year, as shown in the policy specifications. If a term insurance rider is attached to your policy, the target premium will be multiplied by the ratio of the target face amount to the basic policy specified amount for use here; this information is also shown in the policy specifications.

The initial adjustable benefit enhancement balance will not be increased or decreased by any term insurance that may be added through another rider.

Adjustable Benefit Enhancement Deduction Amount. This is the amount of adjustable benefit enhancement that was available in the previous policy year. The adjustable benefit enhancement balance will be permanently decreased by this amount each policy year. For the monthly deduction day coinciding with the policy anniversary, this deduction amount is equal to the lesser of a. or b., where:

a) is the requested adjustable benefit enhancement amount; and

b) is the maximum adjustable benefit enhancement amount.

For other monthly deduction days, the deduction amount will be zero.

Term Blend Adjustment Factor. This factor is equal to 1.0 unless a term insurance rider is attached to your policy. If a term insurance rider is attached to your policy, the term blend adjustment factor will equal (1) plus
(2) multiplied by (3)] where :

1) is the minimum adjustment factor, as shown in the policy specifications;

2) is one minus the minimum adjustment factor; and

3) is the ratio of the basic policy specified amount to the target face amount.

If term insurance is added to the policy, the term blend adjustment factor will reduce the maximum adjustable benefit enhancement amount, and limit the amount of benefit available under this rider, as though no term insurance is in force. If no term insurance is added to the policy, the term blend adjustment factor will have no effect on the maximum adjustable benefit enhancement amount. Therefore, the benefit provided by this rider is not increased or decreased by any term insurance that may be added to the policy.

This rider will terminate without value on the date of any change in, or assignment of, ownership rights to the policy for the purpose of effecting an exchange for another policy under Section 1035 of the Internal Revenue Code. In the event of a Section 1035 exchange, the adjustable benefit enhancement amount will not be payable.

The rider otherwise terminates on the earliest of:

1) the death of the insured, or

2) the maturity date of the policy, as shown in the policy specifications; or

3) the date this policy is terminated, as provided under the grace period provision of the policy; or

4) the next monthly deduction day after we receive your written request to terminate this rider.

Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.

Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.

State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state-specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

The guideline premium test limits the amount of premiums that may be paid into the policy in relation to the death benefit and requires a minimum amount of death benefit in relation to policy value. The death benefit that results from the guideline premium test is usually less than the amount of death benefit that results from the cash value accumulation test.

The cash value accumulation test does not limit the amount of premiums that may be paid into the policy, as long as there is enough death benefit in relation to policy value at all times. The minimum death benefit that is required in relation to policy value depends on the insured's age, gender, and risk classification.

Both tests require increases in death benefit as policy value increases. Increases in the minimum death benefit required under the cash value accumulation test are usually greater than those required under the guideline premium test. Increases in the death benefit required by either test will increase the cost of insurance under the policy, which can reduce policy value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in your variable life insurance policy is also called the "total account value" or "Accumulation Value".

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the loan balance. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan balance; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value at an annual rate of 3%.

The loan balance, if any, reflectsamounts held as collateral on any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. Amounts transferred to the loan balance do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the loan balance. The loan balance will earn interest at an annual rate of 3%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a loan balance, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the loan balance will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the loan balance. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan balance. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any loan balance plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified amount, which includes the total account value as of the        Generally provides a level death
              date of the insured's death.                                              benefit
    2         Sum of the specified amount plus the total account value as of the        May increase or decrease over
              date of the insured's death.                                              time, depending on the amount
                                                                                        of premium paid and the
                                                                                        investment performance of the
                                                                                        underlying Sub-Accounts or the
                                                                                        Fixed Account.

 Option                        Death Benefit Proceeds Equal to the                               Variability
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                   Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the accumulated premiums, less withdrawals (all premiums paid from the date of issue accumulated at the premium accumulation rate chosen by you before policy issue and shown in the policy specifications pages), at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          Changes from Option 3 to Option 2 are not allowed.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.

Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the loan balance including any accrued interest, plus any credit from the Enhanced Surrender Value Rider or the Adjustable Benefit Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, accumulated premiums (all premiums paid from the date of issue accumulated at the premium accumulation rate, less any prior withdrawals), death benefit and may reduce the specified amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the loan balance. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

An amount equal to the amount of any loans you take will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values and transferred to the loan collateral account. The amount allocated to the loan collateral account will always equal the total amount of all loans taken and any interest accrued but not paid on them (the "loan balance".) Amounts transferred to the loan collateral account do not participate in the performance of the Sub-Accounts or Fixed Account other than as noted below and other than in the event the loan is taken pursuant to the terms of the Alternative Policy Loan Rider. The loan balance does not include the amount of any loan obtained through that rider. Unless paid in advance, loan interest will be treated as an additional policy loan and added to the loan balance. Amounts equal to due and unpaid interest are also proportionally transferred to the loan collateral account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Policy Values in the Loan Account (Loan Collateral Account) are part of the Company's General Account.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured employee. The loan balance will be reduced by the amount of any loan repayment. An amount equal to any repayment will be transferred from the loan collateral account and allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are then being allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 3.5%

This rate may increase only when it would be at least 0.5% higher than the prior policy year policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

Amounts in the loan collateral account shall earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.50%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the loan collateral account value is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the loan collateral account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the loan collateral account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy


If your policy has lapsed and the insured has not died since lapse, you may reinstate your policy within five years of the policy lapse date, provided:

1) the policy has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least three months; and

5) any accrued loan interest is paid and any remaining loan balance, including interest, is either paid or reinstated.

If a policy loan is being reinstated, the policy's Total Account Value Accumulation Value at reimbursement will be the amount reinstated in the Loan Account plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.



Policies That Are MECs

Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, such as in the case of an alternative policy loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness including an Alternative Policy Loan, if any, is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Capital Markets and Financial Ratings
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-125790
1940 Act Registration No. 811-09241

                               End of Prospectus

                             SAI 2

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2011
                  Relating to Prospectus Dated May 1, 2011 for



                    Lincoln Corporate Commitment VUL product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Executive Benefits
350 Church Street - MEM4
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln Corporate Commitment VUL product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             4
    Independent Registered Public Accounting
      Firm.......................................             4
    Accounting Services..........................             5
    Transfer Agent...............................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Assignment...................................             5
    Change of Ownership..........................             5
    Beneficiary..................................             5
    Change of Plan...............................             6
    Settlement Options...........................             6
    Deferral of Payments.........................             6
    Incontestability.............................             6
    Misstatement of Age..........................             7
    Suicide......................................             7
PERFORMANCE DATA.................................             7
FINANCIAL STATEMENTS.............................             8
    Separate Account.............................           C-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets and Financial Ratings


In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financial as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domocile, and in any other state or jurisdiction where this policy is issued.


If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter


Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $19,703,728 in 2010, $24,595,347 in 2009 and $27,577,363 in 2008 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company, and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements and other financial information of the Separate Account as of December 31, 2010; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2010, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.

Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).

Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, but

o no deductions for additional policy expenses (i.e., premium loads, mortality and expense charges, administrative fees and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV

Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2010 financial statements of the Separate Account and the December 31, 2010 consolidated financial statements of the Company follow.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2010 AND 2009

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2010 and 2009, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                               /s/ Ernst & Young LLP

                                               Philadelphia, Pennsylvania
                                               April 1, 2011

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                       AS OF DECEMBER 31,
                                                                                                       ---------------------
                                                                                                         2010       2009
                                                                                                       -------- ------------
ASSETS
Investments:
  Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2010 -- $63,512; 2009 -- $58,816)                      $ 66,289  $ 58,889
     Variable interest entities' fixed maturity securities (amortized cost: 2010 -- $570)                   584        --
     Equity securities (cost: 2010 -- $119; 2009 -- $141)                                                   140       155
  Trading securities                                                                                      2,459     2,366
  Mortgage loans on real estate                                                                           6,431     6,835
  Real estate                                                                                               168       128
  Policy loans                                                                                            2,832     2,864
  Derivative investments                                                                                  1,021       841
  Other investments                                                                                         978       975
                                                                                                       -------- ------------
        Total investments                                                                                80,902    73,053
Cash and invested cash                                                                                    1,904     2,553
Deferred acquisition costs and value of business acquired                                                 8,854     9,396
Premiums and fees receivable                                                                                334       302
Accrued investment income                                                                                   904       860
Reinsurance recoverables                                                                                  7,626     7,880
Reinsurance related embedded derivatives                                                                    112       277
Goodwill                                                                                                  3,017     3,011
Other assets                                                                                              3,729     3,375
Separate account assets                                                                                  84,630    73,500
                                                                                                       -------- ------------
        Total assets                                                                                   $192,012  $174,207
                                                                                                       ======== ============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                               $ 14,872  $ 14,507
Other contract holder funds                                                                              66,721    63,177
Short-term debt                                                                                              10        21
Long-term debt                                                                                            2,429     1,925
Funds withheld reinsurance liabilities                                                                    3,385     3,137
Deferred gain on business sold through reinsurance                                                          405       516
Payables for collateral on investments                                                                    1,712     1,924
Variable interest entities' liabilities                                                                     132        --
Other liabilities                                                                                         3,118     2,099
Separate account liabilities                                                                             84,630    73,500
                                                                                                       -------- ------------
        Total liabilities                                                                               177,414   160,806
                                                                                                       -------- ------------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                                     10,585    10,588
Retained earnings                                                                                         3,137     2,915
Accumulated other comprehensive income (loss)                                                               876      (102)
                                                                                                       -------- ------------
        Total stockholder's equity                                                                       14,598    13,401
                                                                                                       -------- ------------
            Total liabilities and stockholder's equity                                                 $192,012  $174,207
                                                                                                       ======== ============
           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                          -----------------------------
                                                                                            2010      2009      2008
                                                                                          --------- --------- ---------
REVENUES
Insurance premiums                                                                        $1,929    $1,878    $1,835
Insurance fees                                                                             3,070     2,841     2,990
Net investment income                                                                      4,362     4,006     3,975
Realized gain (loss):
  Total other-than-temporary impairment losses on securities                                (231)     (643)     (682)
  Portion of loss recognized in other comprehensive income                                    83       262        --
                                                                                          --------- --------- ---------
     Net other-than-temporary impairment losses on securities recognized in earnings        (148)     (381)     (682)
     Realized gain (loss), excluding other-than-temporary impairment losses on securities   (100)     (208)     (142)
                                                                                          --------- --------- ---------
        Total realized gain (loss)                                                          (248)     (589)     (824)
                                                                                          --------- --------- ---------
Amortization of deferred gain on business sold through reinsurance                            52        73        76
Other revenues and fees                                                                      360       299       271
                                                                                          --------- --------- ---------
     Total revenues                                                                        9,525     8,508     8,323
                                                                                          --------- --------- ---------
BENEFITS AND EXPENSES
Interest credited                                                                          2,435     2,406     2,438
Benefits                                                                                   2,570     2,450     2,654
Underwriting, acquisition, insurance and other expenses                                    2,999     2,579     2,960
Interest and debt expense                                                                     99        93        85
Impairment of intangibles                                                                     --       729        --
                                                                                          --------- --------- ---------
     Total benefits and expenses                                                           8,103     8,257     8,137
                                                                                          --------- --------- ---------
     Income (loss) before taxes                                                            1,422       251       186
     Federal income tax expense (benefit)                                                    347       163       (68)
                                                                                          --------- --------- ---------
        Net income (loss)                                                                 $1,075      $ 88     $ 254
                                                                                          ========= ========= =========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
                                                               2010       2009       2008
                                                            ---------- ---------- ----------
COMMON STOCK
Balance as of beginning-of-year                             $10,588    $ 9,132    $ 9,105
Capital contribution from Lincoln National Corporation           --      1,451         --
Stock compensation/issued for benefit plans                      (3)         5         27
                                                            ---------- ---------- ----------
     Balance as of end-of-year                               10,585     10,588      9,132
                                                            ---------- ---------- ----------
RETAINED EARNINGS
Balance as of beginning-of-year                               2,915      3,135      3,283
Cumulative effect from adoption of new accounting standards    (169)        97         --
Comprehensive income (loss)                                   1,872      2,692     (2,408)
Less other comprehensive income (loss), net of tax              797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Net income (loss)                                        1,075         88        254
Dividends declared                                             (684)      (405)      (402)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                3,137      2,915      3,135
                                                            ---------- ---------- ----------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (102)    (2,609)        53
Cumulative effect from adoption of new accounting standards     181        (97)        --
Other comprehensive income (loss), net of tax                   797      2,604     (2,662)
                                                            ---------- ---------- ----------
     Balance as of end-of-year                                  876       (102)    (2,609)
                                                            ---------- ---------- ----------
         Total stockholder's equity as of end-of-year       $14,598    $13,401    $ 9,658
                                                            ========== ========== ==========

          See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                                   FOR THE YEARS ENDED
                                                                                                       DECEMBER 31,
                                                                                             -------------------------------
                                                                                                2010       2009       2008
                                                                                             ---------- ---------- ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                            $ 1,075       $ 88      $ 254
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
  Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                          (304)      (371)      (237)
  Trading securities purchases, sales and maturities, net                                         39        (20)       177
  Change in premiums and fees receivable                                                         (32)       143        (61)
  Change in accrued investment income                                                            (44)       (87)        19
  Change in future contract benefits and other contract holder funds                            (202)    (2,857)     4,098
  Change in reinsurance related assets and liabilities                                           888      2,790     (3,618)
  Change in federal income tax accruals                                                          692        178        (45)
  Realized (gain) loss                                                                           248        589        824
  Amortization of deferred gain on business sold through reinsurance                             (52)       (73)       (76)
  Impairment of intangibles                                                                       --        729         --
  Other                                                                                           63          1        (12)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) operating activities                                       2,371      1,110      1,323
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                   (12,816)   (13,075)    (5,776)
Sales of available-for-sale securities                                                         2,642      3,614      1,506
Maturities of available-for-sale securities                                                    4,429      3,209      3,732
Purchases of other investments                                                                (2,775)      (779)    (1,163)
Sales or maturities of other investments                                                       3,099      1,102        907
Increase (decrease) in payables for collateral on investments                                   (212)     1,044       (255)
Proceeds from sale of subsidiaries/businesses, net of cash disposed                               --          6         --
Proceeds from reinsurance recapture                                                               25         --         --
Other                                                                                            (74)       (51)      (117)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) investing activities                                      (5,682)    (4,930)    (1,166)
                                                                                             ---------- ---------- ----------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                                504         --        250
Increase (decrease) in short-term debt                                                           (11)         3        (14)
Deposits of fixed account values, including the fixed portion of variable                     11,051     11,346      9,806
Withdrawals of fixed account values, including the fixed portion of variable                  (5,225)    (5,440)    (5,910)
Transfers to and from separate accounts, net                                                  (2,958)    (2,248)    (2,204)
Payment of funding agreements                                                                     --         --       (550)
Common stock issued for benefit plans and excess tax benefits                                    (15)        --          8
Capital contribution from parent company                                                          --      1,001         --
Dividends paid to stockholders                                                                  (684)      (405)      (402)
                                                                                             ---------- ---------- ----------
     Net cash provided by (used in) financing activities                                       2,662      4,257        984
                                                                                             ---------- ---------- ----------
Net increase (decrease) in cash and invested cash, including discontinued operations            (649)       437      1,141
Cash and invested cash, including discontinued operations, as of beginning-of-year             2,553      2,116        975
                                                                                             ---------- ---------- ----------
     Cash and invested cash, including discontinued operations, as of end-of-year            $ 1,904    $ 2,553    $ 2,116
                                                                                             ========== ========== ==========


           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. See Note 4 below for additional details. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income (Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to obtain financing to either invest in assets that allow us to gain exposure to a broadly diversified pool of corporate issuers or to support our universal life ("UL") business with secondary guarantees. The factors used to determine whether or not we are the primary beneficiary and must consolidate a VIE in which we hold a variable interest changed effective January 1, 2010, upon the adoption of new accounting guidance. See "Consolidations Topic" in Note 2 for details. Beginning January 1, 2010, we continuously analyze the primary beneficiary of our VIEs, to determine whether we are the primary beneficiary, by applying a qualitative approach to identify the variable interest that has the power to direct activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE.

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting, and accordingly generally, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests. For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

- Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

- Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

- Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no mar- ket activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

We use observable and unobservable inputs in our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

- Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U. S. Government bonds.

- Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations ("CMOs"), mortgage pass through securities backed by residential mortgages ("MPTS") and MBS backed by commercial mortgages ("CMBS"), and for our asset-backed securities ("ABS") collateralized debt obligations ("CDOs").

- State and municipal bonds - We also use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

- Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

-    The estimated range and average period until recovery;

-    The estimated range and average holding period to maturity;

-    Remaining payment terms of the security;

-    Current delinquencies and nonperforming assets of underlying collateral;

-    Expected future default rates;

- Collateral value by vintage, geographic region, industry concentration or property type;

- Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

-    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

-    The current economic environment and market conditions;

-    Our business strategy and current business plans;

- The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

- Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

- The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

-    The capital risk limits approved by management; and

-    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

-    Historic and implied volatility of the security;

- Length of time and extent to which the fair value has been less than amortized cost;

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-    Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

-    Failure, if any, of the issuer of the security to make scheduled payments;
     and

- Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS CDOs, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

-    Fundamentals of the industry in which the issuer operates;

- Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

- Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

-    Expectations regarding defaults and recovery rates;

-    Changes to the rating of the security by a rating agency; and

- Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

- Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

- Level of creditworthiness of the home equity loans that back a CMO, residential mortgages that back a MPTS or commercial mortgages that back a CMBS;

- Susceptibility to fair value fluctuations for changes in the interest rate environment;

- Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

- Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

- Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

-    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or sub-prime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES
Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance

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ACCOUNTING POLICIES (CONTINUED)

arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS
Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the in-vestees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS
When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE
Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS
We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income. See Note 6 for details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income (Loss).

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change. See Note 6 for additional discussion of our derivative instruments, including details of where the gain or loss recognized in net income is reported on our Consolidated Statements of Income
(Loss).

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Commissions and other costs of acquiring UL insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

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ACCOUNTING POLICIES (CONTINUED)

credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the un-amortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking -- model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance

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ACCOUNTING POLICIES (CONTINUED)

contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss).

Sales force intangibles are attributable to the value of the new business distribution system for certain life insurance products within the Insurance Solutions - Life Insurance segment acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS
Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income
(Loss) in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for account values, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50% . These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of sales for these products in 2010. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R)
Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Level 3 within the hierarchy levels described above in "Fair Value
Measurement."

The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS
LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE
Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES
Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES
Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2008 through 2010 ranged from 3.00% to 9.00%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). See Note 20 for additional information.

INTEREST AND DEBT EXPENSES
Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES
We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC
In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. Primarily, the quantitative analysis previously required under the Consolidations Topic of the FASB ASC was eliminated and replaced with a qualitative approach for identifying the variable interest that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In addition, variable interest holders are required to perform an ongoing reassessment of the primary beneficiary of the VIE. Upon adoption of ASU 2009-17, an entity was required to reconsider prior consolidation assessments for VIEs in which the entity continues to hold a variable interest. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. In accordance with ASU 2009-17, we are the primary beneficiary of the VIEs associated with our investments

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

in Credit-Linked Notes ("CLN"), and as such, we consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. The following summarizes the increases or (decreases) recorded effective January 1, 2010, to the categories (in millions) on our Consolidated Balance Sheets for this cumulative effect adjustment:

ASSETS
AFS securities, at fair value:
  Fixed maturity securities -- ABS CLNs         $(322)
  VIEs' fixed maturity securities                 565
                                                --------
     Total assets                               $ 243
                                                ========
LIABILITIES
VIEs' liabilities:
  Derivative instruments                        $ 225
  Federal income tax                              (91)
                                                --------
     Total VIEs' liabilities                      134
Other liabilities -- deferred income taxes         97
                                                --------
     Total liabilities                          $ 231
                                                ========
STOCKHOLDER'S EQUITY
Retained earnings                               $(169)
Accumulated OCI -- unrealized gain (loss) on
  AFS securities                                  181
                                                --------
  Total stockholder's equity                       12
                                                --------
     Total liabilities and stockholder's equity $ 243
                                                ========

In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note
1. See Note 4 for more detail regarding the consolidation of our VIEs.

DERIVATIVES AND HEDGING TOPIC
In March 2010, the FASB issued ASU No. 2010-11, "Scope Exception Related to Embedded Credit Derivatives" ("ASU 2010-11"), to clarify the scope exception when evaluating an embedded credit derivative, which may potentially require separate accounting. Specifically, ASU 2010-11 states that only an embedded credit derivative feature related to the transfer of credit risk that is solely in the form of subordination of one financial instrument to another is not subject to further analysis as a potential embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Embedded credit derivatives, which no longer qualify for the scope exception, are subject to a bifurcation analysis. The fair value option may be elected for investments within the scope of ASU 2010-11 on an instrument-by-instrument basis. If the fair value option is not elected, preexisting contracts acquired, issued or subject to a remeasurement event on or after January 1, 2007 are within the scope of ASU 2010-11. We adopted ASU 2010-11 at the beginning of the interim reporting period ended September 30, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC
In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which requires additional disclosure related to the three-level fair value hierarchy. Entities are required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 amended the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. We adopted the amendments in ASU 2010-06 effective January 1, 2010, and have prospectively included the required disclosures in Note 18 related to benefit plans and Note 22 related to Levels 1 and 2 of the fair value hierarchy. The disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements are effective for reporting periods beginning after December 15, 2010, and as such, these disclosures will be included in the Notes to Consolidated Financial Statements effective January 1, 2011.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC
In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. Our accounting policy for OTTI, included in Note 1, reflects these changes to the accounting guidance adopted by FASB.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                    NET
                                 UNREALIZED     UNREALIZED
                                    OTTI           LOSS
                                   ON AFS         ON AFS
                                 SECURITIES     SECURITIES    TOTAL
                                ------------- ------------- --------
Increase in amortized cost of
  fixed maturity AFS securities        $33          $152     $185
Change in DAC, VOBA,
  DSI, and DFEL                         (6)          (30)     (36)
Income tax                              (9)          (43)     (52)
                                ------------- ------------- --------
  Net cumulative effect
     adjustment                        $18          $ 79     $ 97
                                ============= ============= ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

2. NEW ACCOUNTING STANDARDS (CONTINUED)

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                       $121
CMOs                                    62
CDOs                                     2
                                      ----
  Total fixed maturity AFS securities $185
                                      ====

In addition, we include on the face of our Consolidated Statements of Income
(Loss) the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

RECEIVABLES TOPIC
In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20"), in order to enhance and expand the financial statement disclosures. These amendments are intended to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. In addition, expanded disclosures provide more information regarding changes recognized during the reporting period to the allowance for credit losses. Comparative disclosures are not required for earlier reporting periods ending prior to the initial adoption date, and the amendments in ASU 2010-20 are effective in phases over two reporting periods. We adopted the amendments related to information required as of the end of the reporting period for the reporting period ending December 31, 2010, and have included the required disclosures in Notes 1 and 5. Disclosures that provide information about the activity during a reporting period, primarily the allowance for credit losses and modifications of financing receivables, are effective for interim and annual reporting periods beginning on or after December 15, 2010, and will be included in the Notes to Consolidated Financial Statements beginning with the reporting period ending March 31, 2011.

TRANSFERS AND SERVICING TOPIC
In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which, among other things, eliminated the concept of a qualifying special-purpose entity ("SPE") and removed the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs were required to be re-evaluated for consolidation by the sponsor or transferor. We adopted ASU 2009-16 effective January 1, 2010. The adoption did not have a material impact on our consolidated financial condition and results of operations. See "Consolidations Topic" above for additional information and Note 4 for further discussion of the accounting treatment of our VIEs.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC
In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts. ASU 2010-15 will be applied retrospectively for fiscal years and interim periods within those fiscal years beginning after December 15, 2010, with early application permitted. We will adopt ASU 2010-15 as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted, and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and are currently evaluating the impact of the adoption on our consolidated financial condition and results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

INTANGIBLES -- GOODWILL AND OTHER TOPIC
In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment is not assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units to perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. The amendments are effective for fiscal years and interim periods beginning after December 15, 2010, and early adoption is not permitted. Upon adoption of this ASU, all reporting units within scope must be evaluated under the new accounting guidance, and any resulting impairment will be recognized as a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Impairments identified after the period of adoption must be recognized in earnings. We will adopt the amendments in ASU 2010-28 effective as of the beginning of the reporting period ending March 31, 2011, and do not expect the adoption will have a material impact on our consolidated financial condition and result of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")
We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $(148)
Other assets                                    (40)
                                              --------
  Total assets                                $(188)
                                              ========
LIABILITIES
Future contract benefits                      $ (72)
Deferred gain (loss) on business sold through
  reinsurance                                   (76)
Other liabilities                               (40)
                                              --------
  Total liabilities                           $(188)
                                              ========


REINSURANCE RECAPTURED FROM LNBAR
During the third quarter of 2010, we completed a reinsurance transaction whereby we recaptured a portion of business previously ceded to LNBAR. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Cash                                            $ 25
Deferred acquisition costs                       110
                                               --------
  Total assets                                 $ 135
                                               ========
LIABILITIES
Future contract benefits                       $ 387
Other contract holder funds                       22
Funds withheld reinsurance liabilities          (346)
Deferred gain (loss) on business sold through
  reinsurance                                     42
Other liabilities                                 10
                                               --------
  Total liabilities                            $ 115
                                               ========
REVENUES AND EXPENSES
Amortization of deferred gain on business sold
  through reinsurance:
  Write-off of unamortized deferred loss       $ (42)
  Gain on recapture                               17
Benefits                                          55
Federal income tax expense                       (10)
                                               --------
  Net income                                    $ 20
                                               ========

FUNDS WITHHELD AGREEMENT WITH LNBAR
We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FIRST PENN-PACIFIC LIFE INSURANCE COMPANY ("FPP")
We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. REINSURANCE CEDED, REINSURANCE RECAPTURED, FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED AND CAPITAL CONTRIBUTION (CONTINUED)

summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                    $48
Other assets                                   15
                                              ---
  Total assets                                $63
                                              ===
LIABILITIES
Future contract benefits                      $15
Deferred gain (loss) on business sold through
  reinsurance                                  47
Other liabilities                               1
                                              ---
  Total liabilities                           $63
                                              ===

CAPITAL CONTRIBUTION OF LFM
On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                            CONTRIBUTION
                                                   VALUE
                                            ---------------
Cash and invested cash                             $ 1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                            ---------------
  Total capital contribution of LFM(1)            $280
                                            ===============

(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES
In 2006 and 2007, we issued two funding agreements and used the proceeds to invest in the Class 1 Notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 Notes, which are held by third parties, and, together with the Class 1 Notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. As of December 31, 2009, these VIEs were not consolidated because under the authoritative accounting guidance at that time, we were not the primary beneficiary of the VIEs because the Class 2 Notes absorbed the majority of the expected losses of the CLN structures. The carrying value of the CLNs as of December 31, 2009, was recognized as a fixed maturity security within AFS on our Consolidated Balance Sheets, and the funding agreements we issued were reported in other contract holder funds on our Consolidated Balance Sheets as of December 31, 2010 and 2009.

Effective January 1, 2010, we adopted the new accounting guidance noted above and evaluated the primary beneficiary of the CLN structures using qualitative factors. Based on our evaluation, we concluded that the ability to actively manage the reference portfolio underlying the credit default swaps is the most significant activity impacting the performance of the CLN structures, because the subordination and participation in credit losses may change. We concluded that we have the power to direct this activity. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We consolidated all of the assets and liabilities of the CLN structures through a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010, and recognized the results of operations of these VIEs on our consolidated financial statements beginning in the first quarter of 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption. Asset and liability information (dollars in millions) for these

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. VARIABLE INTEREST ENTITIES (CONTINUED)

consolidated VIEs included on our Consolidated Balance Sheets as of December 31, 2010, was as follows:

                                NUMBER
                                  OF      NOTIONAL  CARRYING
                              INSTRUMENTS  AMOUNTS    VALUE
                              ----------- -------- -----------
ASSETS
Fixed maturity corporate
  asset-backed credit
  card loan securities(1)       N/A         $ --     $584
                              =========== ======== ===========
LIABILITIES
Derivative instruments not
  designated and not
  qualifying as hedging
  instruments:
  Credit default swaps(2)         2         $600     $215
  Contingent forwards(2)          2           --       (6)
                              ----------- -------- -----------
     Total derivative
        instruments not
        designated and not
        qualifying as hedging
        instruments               4          600      209
Federal income tax(2)           N/A           --      (77)
                              ----------- -------- -----------
        Total liabilities         4         $600     $132
                              =========== ======== ===========

(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2010
                                               ---------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Credit default swaps(1)                               $25
Contingent forwards(1)                                 (9)
                                               ---------------
  Total derivative instruments not designated
     and not qualifying as hedging instruments        $16
                                               ===============

(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2010:

                                           AMOUNT AND
                                        DATE OF ISSUANCE
                                 --------------------------
                                     $400          $200
                                   DECEMBER        APRIL
                                     2006          2007
                                 ------------- ------------
Original attachment point
  (subordination)                      5.50%        2.05%
Current attachment point
  (subordination)                      4.17%        1.48%
Maturity                         12/20/2016    3/20/2017
Current rating of tranche                B-          Ba2
Current rating of underlying
  collateral pool                    Aa1-B3       Aaa-B1
Number of defaults in underlying
  collateral pool                         2            2
Number of entities                      123           99
Number of countries                      19           22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment as of December 31, 2010.

As described more fully in Note 1, we regularly review our investment holdings for OTTIs. Based upon this review, we believe that the fixed maturity corporate asset-backed credit card loan securities were not other-than-temporarily impaired as of December 31, 2010.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2010:

                                    AAA      AA       A      BBB     BB      B      CCC     TOTAL
                                   ------- ------- ------- ------- ------- ------- ------- --------
INDUSTRY
Telecommunications                  --%      --%    6.4%    3.7%    1.1%     --%     --%     11.2%
Financial intermediaries           0.4%     4.0%    6.2%    0.5%     --%     --%     --%     11.1%
Oil and gas                         --%     1.0%    1.2%    4.1%     --%     --%     --%      6.3%
Utilities                           --%      --%    3.1%    1.4%     --%     --%     --%      4.5%
Chemicals and plastics              --%      --%    2.4%    1.2%    0.3%     --%     --%      3.9%
Drugs                              0.3%     2.2%    1.2%     --%     --%     --%     --%      3.7%
Retailers (except food and drug)    --%      --%    0.6%    1.8%    1.1%     --%     --%      3.5%
Industrial equipment                --%      --%    3.0%    0.3%     --%     --%     --%      3.3%
Sovereign                           --%     0.6%    1.6%    1.0%     --%     --%     --%      3.2%
Food products                       --%     0.3%    1.8%    1.1%     --%     --%     --%      3.2%
Conglomerates                       --%     2.7%    0.5%     --%     --%     --%     --%      3.2%
Forest products                     --%      --%     --%    1.6%    1.4%     --%     --%      3.0%
Other industry < 3% (28 industries) --%     2.0%   15.4%   17.3%    3.5%    1.4%    0.3%     39.9%
                                   ------- ------- ------- ------- ------- ------- ------- --------
  Total by industry                 0.7%   12.8%   43.4%   34.0%    7.4%    1.4%    0.3%    100.0%
                                   ======= ======= ======= ======= ======= ======= ======= ========

UNCONSOLIDATED VIES
Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance. In addition, the terms of the senior note provide us with a set-off right to the corporate bond AFS security we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets. We assigned the corporate bond AFS security to one of our subsidiaries and issued a guarantee to our subsidiary for the timely payment of the corporate bond's principle.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our MBS, which include CMOs, MPTS and CMBS and our ABS CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination which reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our consolidated financial statements. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2010
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $47,920 $3,470  $ 597      $ 78 $50,715
U.S. Government bonds                            106     16     --        --     122
Foreign government bonds                         459     37      2        --     494
MBS:
  CMOs                                         5,423    309    107       140   5,485
  MPTS                                         2,801    100      5        --   2,896
  CMBS                                         2,047     89    165         6   1,965
ABS CDOs                                         173     21     13         8     173
State and municipal bonds                      3,150     26     91        --   3,085
Hybrid and redeemable preferred securities     1,433     55    134        --   1,354
VIEs' fixed maturity securities                  570     14     --        --     584
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          64,082  4,137  1,114       232  66,873
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                 2     --     --        --       2
Insurance securities                              32      4     --        --      36
Other financial services securities               18     14     --        --      32
Other securities                                  67      7      4        --      70
                                           --------- ------ ------ --------- -------
     Total equity securities                     119     25      4        --     140
                                           --------- ------ ------ --------- -------
         Total AFS securities                $64,201 $4,162 $1,118      $232 $67,013
                                           ========= ====== ====== ========= =======

                                                     AS OF DECEMBER 31, 2009
                                           -----------------------------------------
                                                         GROSS UNREALIZED
                                           AMORTIZED -----------------------  FAIR
                                              COST    GAINS LOSSES    OTTI   VALUE
                                           --------- ------ ------ --------- -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,028 $2,195 $1,084      $ 63 $44,076
U.S. Government bonds                            136     12     --        --     148
Foreign government bonds                         473     25      9        --     489
MBS:
  CMOs                                         5,819    246    289       149   5,627
  MPTS                                         2,874     61     26        --   2,909
  CMBS                                         2,332     46    330        --   2,048
ABS:
  CDOs                                           189     10     33         9     157
  CLNs                                           600     --    278        --     322
State and municipal bonds                      1,983     14     54        --   1,943
Hybrid and redeemable preferred securities     1,382     33    245        --   1,170
                                           --------- ------ ------ --------- -------
     Total fixed maturity securities          58,816  2,642  2,348       221  58,889
                                           --------- ------ ------ --------- -------
EQUITY SECURITIES
Banking securities                                25     --      1        --      24
Insurance securities                              44      2     --        --      46
Other financial services securities               22     12      6        --      28
Other securities                                  50      7     --        --      57
                                           --------- ------ ------ --------- -------
     Total equity securities                     141     21      7        --     155
                                           --------- ------ ------ --------- -------
         Total AFS securities                $58,957 $2,663 $2,355      $221 $59,044
                                           ========= ====== ====== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2010
                                         -----------------------
                                         AMORTIZED       FAIR
                                           COST         VALUE
                                         --------- -------------
Due in one year or less                    $ 2,236       $ 2,281
Due after one year through five years       11,815        12,631
Due after five years through ten years      19,298        20,601
Due after ten years                         20,289        20,841
                                         --------- -------------
  Subtotal                                  53,638        56,354
                                         --------- -------------
MBS                                         10,271        10,346
CDOs                                           173           173
                                         --------- -------------
     Total fixed maturity AFS securities   $64,082       $66,873
                                         ========= =============

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                         AS OF DECEMBER 31, 2010
                                           ------------------------------------------------------------------------
                                                 LESS THAN OR EQUAL           GREATER THAN
                                                  TO TWELVE MONTHS            TWELVE MONTHS             TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $5,155       $289 $1,944             $386 $ 7,099      $ 675
Foreign government bonds                                   19         --      9                2      28          2
MBS:
  CMOs                                                    447        116    700              131   1,147        247
  MPTS                                                    181          5      2               --     183          5
  CMBS                                                     73          8    278              163     351        171
ABS CDOs                                                   --         --    146               21     146         21
State and municipal bonds                               1,849         81     26               10   1,875         91
Hybrid and redeemable preferred securities                199          9    547              125     746        134
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,923        508  3,652              838  11,575      1,346
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Other securities                                            3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                3          4     --               --       3          4
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,926       $512 $3,652             $838 $11,578     $1,350
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,196
                                                                                                         ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                         AS OF DECEMBER 31, 2009
                                           ------------------------------------------------------------------------
                                                  LESS THAN OR EQUAL            GREATER THAN
                                                   TO TWELVE MONTHS             TWELVE MONTHS           TOTAL
                                           ----------------------------- ----------------------- ------------------
                                                                 GROSS               GROSS                  GROSS
                                                              UNREALIZED           UNREALIZED            UNREALIZED
                                                 FAIR         LOSSES AND  FAIR     LOSSES AND     FAIR   LOSSES AND
                                                 VALUE           OTTI     VALUE        OTTI       VALUE     OTTI
                                           ------------------ ---------- ------ ---------------- ------- ----------
FIXED MATURITY SECURITIES
Corporate bonds                                        $4,163       $221 $5,638            $ 926 $ 9,801     $1,147
Foreign government bonds                                   30         --     46                9      76          9
MBS:
  CMOs                                                    382        151    870              287   1,252        438
  MPTS                                                  1,227         14     81               12   1,308         26
  CMBS                                                    152         13    619              317     771        330
ABS:
  CDOs                                                      9          6    127               36     136         42
  CLNs                                                     --         --    322              278     322        278
State and municipal bonds                               1,190         45     53                9   1,243         54
Hybrid and redeemable preferred securities                105          5    795              240     900        245
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total fixed maturity securities                    7,258        455  8,551            2,114  15,809      2,569
                                           ------------------ ---------- ------ ---------------- ------- ----------
EQUITY SECURITIES
Banking securities                                          1          1     --               --       1          1
Other financial services securities                         4          6     --               --       4          6
                                           ------------------ ---------- ------ ---------------- ------- ----------
     Total equity securities                                5          7     --               --       5          7
                                           ------------------ ---------- ------ ---------------- ------- ----------
         Total AFS securities                          $7,263       $462 $8,551           $2,114 $15,814     $2,576
                                           ================== ========== ====== ================ ======= ==========
Total number of AFS securities in an unrealized loss position                                                 1,696
                                                                                                         ==========

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                   AS OF DECEMBER 31, 2010
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 169   $ 73              $ 4              41
Six months or greater, but less than nine months        55     20               --              13
Nine months or greater, but less than twelve months     39     15                1              13
Twelve months or greater                               884    501              171             224
                                                    ------ ------ ---------------- ---------------
  Total                                             $1,147   $609             $176             291
                                                    ====== ====== ================ ===============

                                                                   AS OF DECEMBER 31, 2009
                                                    ----------------------------------------------
                                                              GROSS UNREALIZED          NUMBER
                                                     FAIR  -----------------------        OF
                                                     VALUE LOSSES      OTTI         SECURITIES(1)
                                                    ------ ------ ---------------- ---------------
Less than six months                                 $ 415  $ 125              $ 4              80
Six months or greater, but less than nine months       115     60               --              25
Nine months or greater, but less than twelve months    409    160               93              96
Twelve months or greater                             1,623  1,264              116             309
                                                    ------ ------ ---------------- ---------------
  Total                                             $2,562 $1,609             $213             510
                                                    ====== ====== ================ ===============

(1) We may reflect a security in more than one aging category based on various purchase dates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2010, decreased $1.2 billion in comparison to December 31, 2009. This change was attributable to a decline in overall market yields, which was driven, in part, by improved credit fundamentals (i.e., market improvement and narrowing credit spreads). As discussed further below, we believe the unrealized loss position as of December 31, 2010, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2010, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2010, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2010, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2010, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                     ----------------------
                                       2010        2009
                                     ------- --------------
Balance as of beginning-of-year      $260           $ --
  Cumulative effect from adoption of
     new accounting standard           --             30
  Increases attributable to:
     Credit losses on securities for
        which an OTTI was not
        previously recognized          13            259
     Credit losses on securities for
        which an OTTI was previously
        recognized                     61             --
  Decreases attributable to:
     Securities sold                  (25)           (29)
                                     ------- --------------
        Balance as of end-of-year    $309           $260
                                     ======= ==============

During the years ended December 31, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

-    Failure of the issuer of the security to make scheduled payments;

-    Deterioration of creditworthiness of the issuer;

-    Deterioration of conditions specifically related to the security;

-    Deterioration of fundamentals of the industry in which the issuer operates;

- Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

-    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2010      2009
                                     ------ -----------
FIXED MATURITY SECURITIES
Corporate bonds                      $1,674      $1,641
U.S. Government bonds                   362         370
Foreign government bonds                 29          29
MBS:
  CMOs                                  124         124
  MPTS                                  123          60
  CMBS                                   67          81
ABS CDOs                                  5          --
State and municipal bonds                22          18
Hybrid and redeemable preferred
  securities                             51          41
                                     ------ -----------
     Total fixed maturity securities  2,457       2,364
EQUITY SECURITIES
Other securities                          2           2
                                     ------ -----------
     Total equity securities              2           2
                                     ------ -----------
        Total trading securities     $2,459      $2,366
                                     ====== ===========

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2010, 2009 and 2008, was $86 million, $126 million and $172 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 31% and 29% of mortgage loans as of December 31, 2010 and 2009, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                      AS OF DECEMBER 31,
                                    ---------------------
                                      2010        2009
                                    --------- -----------
Current                             $6,419      $6,815
Valuation allowance associated with
  impaired mortgage loans on
  real estate                           (8)         (8)
Unamortized premium (discount)          20          28
                                    --------- -----------
  Total carrying value              $6,431      $6,835
                                    ========= ===========

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                         AS OF DECEMBER 31,
                                       ---------------------
                                         2010       2009
                                       ------- -------------
Number of impaired mortgage loans
  on real estate                          6             2
                                       ======= =============
Principal balance of impaired mortgage
  loans on real estate                  $52           $22
Valuation allowance associated with
  impaired mortgage loans on
  real estate                            (8)           (8)
                                       ------- -------------
  Carrying value of impaired
     mortgage loans on real estate      $44           $14
                                       ======= =============

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                     DECEMBER 31,
                                ----------------------
                                2010     2009     2008
                                ---- ------------ ----
Average carrying value for
  impaired mortgage loans on
  real estate                    $29          $ 8  $--
Interest income recognized on
  impaired mortgage loans on
  real estate                      3           --   --
Amount of interest income
  collected on impaired
  mortgage loans on real estate    3           --   --
                                ==== ============ ====

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate, which were as follows (dollars in millions):

                               AS OF DECEMBER 31, 2010
                             ---------------------------
                                                   DEBT-
                                                 SERVICE
                             PRINCIPAL          COVERAGE
                              AMOUNT      %       RATIO
                             --------- -------- --------
LOAN-TO-VALUE
Less than 65%                   $4,677  72.9%       1.61
65% to 74%                       1,429  22.3%       1.41
75% to 100%                        143   2.2%       0.86
Greater than 100%                  170   2.6%       1.15
                             --------- --------
  Total mortgage loans on
     real estate                $6,419 100.0%
                             ========= ========

ALTERNATIVE INVESTMENTS

As of December 31, 2010 and 2009, alternative investments included investments in approximately 95 and 99 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                           -----------------------------------
                             2010         2009          2008
                           --------- --------------- ---------
Fixed maturity AFS
  securities               $3,624          $3,373    $3,236
VIEs' fixed maturity AFS
  securities                   14              --        --
Equity AFS securities           5               7         8
Trading securities            148             148       154
Mortgage loans on
  real estate                 421             451       473
Real estate                    16              17        20
Standby real estate equity
  commitments                   1               1         3
Policy loans                  167             169       177
Invested cash                   5               8        45
Alternative investments        93             (54)      (34)
Consent fees                    8               5         5
Other investments              (7)              8        --
                           --------- --------------- ---------
  Investment income         4,495           4,133     4,087
Investment expense           (133)           (127)     (112)
                           --------- --------------- ---------
     Net investment income $4,362          $4,006    $3,975
                           ========= =============== =========

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                ----------------------------------
                                  2010          2009       2008
                                -------- --------------- ---------
Fixed maturity AFS securities:
  Gross gains                   $ 100           $ 154      $ 49
  Gross losses                   (241)           (687)   (1,059)
Equity AFS securities:
  Gross gains                       9               5         1
  Gross losses                     (4)            (27)      (33)
Gain (loss) on other
  investments                      (4)           (100)       31
Associated amortization of
  DAC, VOBA, DSI and DFEL
  and changes in other
  contract holder funds             8             157       244
                                -------- --------------- ---------
     Total realized gain (loss)
        related to certain
        investments             $(132)          $(498)   $ (767)
                                ======== =============== =========

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                  ------------------------------------
                                    2010         2009          2008
                                  -------- --------------- -----------
OTTI RECOGNIZED IN
  NET INCOME (LOSS)
Fixed maturity securities:
  Corporate bonds                 $ (88)          $(209)      $(527)
  MBS:
     CMOs                           (61)           (237)       (289)
     CMBS                           (41)             --          (1)
  ABS CDOs                           (1)            (39)         (1)
  Hybrid and redeemable
     preferred securities            (5)            (67)        (50)
                                  -------- --------------- -----------
     Total fixed maturity
        securities                 (196)           (552)       (868)
                                  -------- --------------- -----------
Equity securities:
  Banking securities                 --             (10)         --
  Insurance securities               --              (8)         (1)
  Other financial services
     securities                      (3)             (3)        (24)
  Other securities                   --              (6)         (7)
                                  -------- --------------- -----------
     Total equity securities         (3)            (27)        (32)
                                  -------- --------------- -----------
        Gross OTTI recognized
           in net income (loss)    (199)           (579)       (900)
        Associated amortization
           of DAC, VOBA, DSI
           and DFEL                  51             198         218
                                  -------- --------------- -----------
           Net OTTI recognized
              in net income
              (loss), pre-tax     $(148)          $(381)      $(682)
                                  ======== =============== ===========
PORTION OF OTTI
  RECOGNIZED IN OCI
Gross OTTI recognized in OCI       $ 93           $ 339        $ --
Change in DAC, VOBA,
  DSI and DFEL                      (10)            (77)         --
                                  -------- --------------- -----------
  Net portion of OTTI
     recognized in OCI, pre-tax    $ 83           $ 262        $ --
                                  ======== =============== ===========


DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS
As of December 31, 2010 and 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2010 and 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                                       AS OF DECEMBER 31,
                                                                         ------------------------------------------
                                                                                  2010                    2009
                                                                         -------------------- ---------------------
                                                                         CARRYING    FAIR    CARRYING         FAIR
                                                                            VALUE    VALUE    VALUE          VALUE
                                                                         --------    ------ -----------      ------
Collateral payable held for derivative investments(1)                     $ 853       $ 853       $ 634       $ 634
Securities pledged under securities lending agreements(2)                   199         192         501         479
Securities pledged under reverse repurchase agreements(3)                   280         294         344         359
Securities pledged for Term Asset-Backed Securities Loan Facility
  ("TALF")(4)                                                               280         318         345         386
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
  ("FHLBI")(5)                                                              100         115         100         111
                                                                         --------    ------ -----------      ------
  Total payables for collateral on investments                           $1,712      $1,772      $1,924      $1,969
                                                                         ========    ====== ===========      ======

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. INVESTMENTS (CONTINUED)

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                        FOR THE YEARS ENDED
                                           DECEMBER 31,
                                ----------------------------------
                                   2010         2009       2008
                                --------- --------------- --------
Collateral payable held for
  derivative investments         $ 219           $ 651    $ (17)
Securities pledged under
  securities lending
  agreements                      (302)             74     (228)
Securities pledged under
  reverse repurchase
  agreements                       (64)           (126)     (10)
Securities pledged for TALF        (65)            345       --
Securities pledged for FHLBI        --             100       --
                                --------- --------------- --------
  Total increase (decrease) in
     payables for collateral on
     investments                $ (212)         $1,044    $(255)
                                ========= =============== ========

INVESTMENT COMMITMENTS

As of December 31, 2010, our investment commitments were $887 million, which included $292 million of LPs, $53 million of standby commitments to purchase real estate upon completion and leasing, $354 million of private placements and $188 million of mortgage loans.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2010 and 2009, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion and $4.5 billion, or 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.8 billion and $2.9 billion, or 3% and 4% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $6.4 billion, or 8% of our invested assets portfolio, and our investment securities in the CMO industry with a fair value of $6.2 billion, or 8% of our invested assets portfolio. As of December 31, 2009, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion, or 9% of the invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate cap agreements, interest rate futures, forward-starting interest rate swaps, consumer price index swaps, interest rate cap corridors, treasury locks and reverse treasury locks. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), total return swaps, variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2010, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that were economic hedges, but were not designed to meet the requirements for hedge accounting treatment. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage
GIB feature. See "GLB Reserves Embedded Derivatives" below for further details.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

6. DERIVATIVE INSTRUMENTS (CONTINUED)

See Note 22 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (dollars in millions) were as follows:

                                                                               AS OF DECEMBER 31, 2010
                                                     ----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                         151    $ 926      $ 24            $ (71    --            $ --
  Forward-starting interest rate swaps(1)                    2      150         1               --    --              --
  Foreign currency swaps(1)                                 13      340        43              (13)   --              --
  Reverse treasury locks(1)                                  5    1,000        11               (5)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                    171    2,416      79              (89)   --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                              3      150        --               --    --              --
Interest rate futures(1)                                15,881    2,251        --               --    --              --
Equity futures(1)                                       13,375      907        --               --    --              --
Interest rate swap agreements(1)                            81    7,955        34             (511)   --              --
Credit default swaps(2)                                      9      145        --               --    --             (16)
Total return swaps(1)                                        8      800        --              (21)   --              --
Put options(1)                                             145    5,602     1,151               --    --              --
Call options (based on S&P 500)(1)                         544    4,083       301               --    --              --
Variance swaps(1)                                           50       30        46              (34)   --              --
Currency futures(1)                                      1,589      219        --               --    --              --
Consumer price index swaps(1)                              100       55        --               (2)   --              --
Interest rate cap corridors(1)                              73    8,050        52               --    --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --        --               --    --            (315)
  Indexed annuity contracts(3)                         132,260       --        --               --    --            (497)
  GLB reserves(3)                                      305,962       --        --               --   518            (926)
  Reinsurance related(4)                                    --       --       417               --    --            (305)
  AFS securities(1)                                          1       --        15               --    --              --
                                                     ----------- --------  ------ ----------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            470,087   30,247   2,016             (568)  518          (2,059)
                                                     ----------- --------  ------ ----------------- ---- ------------------
           Total derivative instruments                  470,258  $32,663  $2,095            $(657) $518         $(2,059)
                                                     =========== ========  ====== ================= ==== ==================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                                                          AS OF DECEMBER 31, 2009
                                                     -----------------------------------------------------------------------
                                                                                  ASSET CARRYING    (LIABILITY) CARRYING
                                                        NUMBER                     OR FAIR VALUE      OR FAIR VALUE
                                                         OF      NOTIONAL  ------------------------ -----------------------
                                                     INSTRUMENTS  AMOUNTS   GAIN       LOSS         GAIN        LOSS
                                                     ----------- --------  ------ ----------------- ---- ------------------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements(1)                          85    $ 620   $ 24            $ (45)     $ --            $ --
  Foreign currency swaps(1)                                 13      340     33              (19)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments designated and
        qualifying as hedging instruments                     98      960     57            (64)       --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                             20    1,000     --               --        --              --
Interest rate futures(1)                                19,073    2,333     --               --        --              --
Equity futures(1)                                       21,149    1,147     --               --        --              --
Interest rate swap agreements(1)                            81    6,232     63             (349)       --              --
Foreign currency forwards(1)                                17    1,035     12              (91)       --              --
Credit default swaps(2)                                     14      220     --               --        --             (65)
Put options(1)                                             114    4,093    935               --        --              --
Call options (based on LNC stock)(1)                         1        9     --               --        --              --
Call options (based on S&P 500)(1)                         559    3,440    215               --        --              --
Variance swaps(1)                                           36       26     66              (22)       --              --
Currency futures(1)                                      3,664      505     --               --        --              --
Embedded derivatives:
  Deferred compensation plans(2)                             6       --     --               --        --            (314)
  Indexed annuity contracts(3)                         108,119       --     --               --        --            (419)
  GLB reserves(3)                                      261,309       --     --               --       308            (984)
  Reinsurance related(4)                                    --       --    417               --        --            (140)
  AFS securities(1)                                          2       --     19               --        --              --
                                                     ----------- -------- ------ ------------------- ---- ------------------
     Total derivative instruments not designated and
        not qualifying as hedging instruments            414,164   20,040  1,727           (462)      308          (1,922)
                                                     ----------- -------- ------ ------------------- ---- ------------------
           Total derivative instruments                  414,262  $21,000 $1,784          $(526)     $308         $(1,922)
                                                     =========== ======== ====== =================== ==== ==================

(1) Reported in derivative investments on our Consolidated Balance Sheets.

(2) Reported in other liabilities on our Consolidated Balance Sheets.

(3) Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                           REMAINING LIFE AS OF DECEMBER 31, 2010
                                                 --------------------------------------------------------
                                                 LESS THAN 1 - 5   6 - 10 11 - 30      OVER 30
                                                  1 YEAR   YEARS   YEARS   YEARS        YEARS      TOTAL
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
  QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap agreements                       $ 24   $ 84   $ 264    $ 540            $14   $ 926
  Forward-starting interest rate swaps                  --     --      50      100             --     150
  Foreign currency swaps                                --    124     135       81             --     340
  Reverse treasury locks                                --    850     150       --             --   1,000
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments designated and
        qualifying as hedging instruments               24  1,058     599      721             14   2,416
                                                 --------- ------ ------- -------- -------------- -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
  NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                           150     --      --       --             --     150
Interest rate futures                                2,251     --      --       --             --   2,251
Equity futures                                         907     --      --       --             --     907
Interest rate swap agreements                          203  1,819   1,719    4,214             --   7,955
Credit default swaps                                    --     40     105       --             --     145
Total return swaps                                     650    150      --       --             --     800
Put options                                             --  1,589   4,013       --             --   5,602
Call options (based on S&P 500)                      3,311    772      --       --             --   4,083
Variance swaps                                          --      4      26       --             --      30
Currency futures                                       219     --      --       --             --     219
Consumer price index swaps                               4     15      15       19              2      55
Interest rate cap corridors                             --     --   8,050       --             --   8,050
                                                 --------- ------ ------- -------- -------------- -------
     Total derivative instruments not designated
        and not qualifying as hedging
        instruments                                  7,695  4,389  13,928    4,233              2  30,247
                                                 --------- ------ ------- -------- -------------- -------
           Total derivative instruments with
              notional amounts                      $7,719 $5,447 $14,527   $4,954            $16 $32,663
                                                 ========= ====== ======= ======== ============== =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                           ----------------------
                                             2010         2009
                                           ------- --------------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year            $(13)          $(15)
Other comprehensive income (loss):
  Unrealized holding gains (losses)
     arising during the year:
     Cash flow hedges:
        Interest rate swap agreements       (24)            33
        Forward-starting interest
           rate swaps                         1             --
        Foreign currency swaps               14            (21)
        Reverse treasury locks                5             --
     AFS securities embedded
        derivatives                           2             --
  Change in foreign exchange rate
     adjustment                               4            (31)
  Change in DAC, VOBA, DSI
     and DFEL                               (11)            11
  Income tax benefit (expense)                3              5
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss):
        Cash flow hedges:
           Interest rate swap
              agreements(1)                   4              4
           Foreign currency swaps(1)          2             --
     Associated amortization of DAC,
        VOBA, DSI and DFEL                   (9)           (11)
     Income tax benefit (expense)             1              2
                                           ------- --------------
               Balance as of end-of-year   $(17)          $(13)
                                           ======= ==============

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

(2) The OCI offset is reported within interest and debt ex- pense on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                                  FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                      -----------------------------------
                                         2010         2009        2008
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS
  DESIGNATED AND QUALIFYING
  AS HEDGING INSTRUMENTS
Cash flow hedges:
  Interest rate swap
     agreements(1)                      $ 4             $ 3       $ (3)
  Forward-starting interest
     rate swaps(1)                       (1)             --         --
  Foreign currency swaps(1)               2               1         (1)
                                      -------- --------------- ----------
        Total derivative
           instruments designated
           and qualifying as
           hedging instruments            5               4         (4)
                                      -------- --------------- ----------
DERIVATIVE INSTRUMENTS NOT
  DESIGNATED AND NOT
  QUALIFYING AS HEDGING
  INSTRUMENTS
Interest rate cap agreements(2)          --              --         (1)
Interest rate futures(2)                183             (60)        --
Equity futures(2)                      (248)            (55)        --
Interest rate swap
  agreements(2)                          (8)           (150)        --
Foreign currency forwards(1)             43              23         --
Credit default swaps -- fees(1)           1               1          1
Credit default swaps --
  marked-to-market(3)                     7             (37)       (51)
Total return swaps(3)                  (133)             --         --
Put options(2)                         (217)           (136)        --
Call options (based on
  LNC stock)(2)                          --              --         (8)
Call options (based on
  S&P 500)(2)                           114              84       (214)
Variance swaps(2)                       (34)            (38)        --
Currency futures(2)                     (13)            (18)        --
Consumer price index swaps(2)            (1)             --         --
Interest rate cap corridors(1)            5              --         --
Embedded derivatives:
  Deferred compensation plans(3)        (33)            (50)        43
  Indexed annuity contracts(2)          (81)            (75)       196
  GLB reserves(2)                       268           2,228     (2,625)
  Reinsurance related(2)               (165)           (155)       226
  AFS securities(1)                      (4)              4         --
                                      -------- --------------- ----------
        Total derivative
           instruments not
           designated and not
           qualifying as hedging
           instruments                 (316)          1,566     (2,433)
                                      -------- --------------- ----------
              Total derivative
                 instruments          $(311)         $1,570    $(2,437)
                                      ======== =============== ==========

(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated State- ments of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The location in the Consolidated Statements of Income (Loss) where the gains (losses) are recorded for each of the derivative instruments discussed below is specified in the table above.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                   -------------------------
                                   2010      2009       2008
                                   ---- --------------- ----
Ineffective portion recognized
  in realized gain (loss)          $ --         $ (1)     $1
Gain (loss) recognized as a
  component of OCI with the offset
  to net investment income            6            4       2

As of December 31, 2010, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next twelve months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2010, 2009 and 2008, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS
We use a portion of our interest rate swap agreements to hedge the interest rate risk of our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

FORWARD-STARTING INTEREST RATE SWAPS
We use forward-starting interest rate swaps to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain AFS securities. The gains or losses resulting from the swap agreements are recorded in OCI. The gains or losses are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

FOREIGN CURRENCY SWAPS
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income (loss) as the related bond interest is accrued.

As of December 31, 2010, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

REVERSE TREASURY LOCKS
We use reverse treasury locks to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The gains or losses resulting from the reverse treasury locks are recorded in OCI and are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING
INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS
We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. Our interest rate cap agreements provide an economic hedge of our annuity business.

INTEREST RATE FUTURES AND EQUITY FUTURES
We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS
We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

FOREIGN CURRENCY FORWARDS
We used foreign currency forward contracts to hedge dividends received from LNC's former subsidiary, Lincoln UK. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

CREDIT DEFAULT SWAPS
We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

We sold credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                               AS OF DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                             CREDIT RATING                                  MAXIMUM
                   REASON FOR    NATURE OF   OF UNDERLYING    NUMBER OF                     POTENTIAL
  MATURITY          ENTERING     RECOURSE    OBLIGATION(1)  INSTRUMENTS    FAIR VALUE(2)     PAYOUT
---------------   ------------- ------------ --------------- ----------- ------------------ ---------
12/20/2012(3)           (5)          (6)              BBB+           4            $ --         $ 40
12/20/2016(4)           (5)          (6)              BBB            3             (12)          65
03/20/2017(4)           (5)          (6)              BBB-           2              (4)          40
                                                             ----------- ------------------ ---------
                                                                     9            $(16)        $145
                                                             =========== ================== =========
03/20/2010(3)           (7)          (6)              A-             1            $ --         $ 10
06/20/2010(3)           (7)          (6)              A              1              --           10
12/20/2012(3)           (5)          (6)              BBB+           4              --           40
12/20/2016(4)           (5)          (6)              B-             2             (19)          48
03/20/2017(4)           (5)          (6)              BB+            6             (46)         112
                                                             ----------- ------------------ ---------
                                                                    14            $(65)        $220
                                                             =========== ================== =========

(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counter-party of the consolidated VIEs as discussed in Note 1.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

(7) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                    2010      2009
                                    ---- -------------
Maximum potential payout            $145          $220
Less:
  Counterparty thresholds             10            30
                                    ---- -------------
     Maximum collateral potentially
        required to post            $135          $190
                                    ==== =============

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $6 million as of December 31, 2010, after considering the fair values of the associated investments counter-parties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

TOTAL RETURN SWAPS
We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY return on a portfolio of indexes and pay a floating rate of interest.

PUT OPTIONS
We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

CALL OPTIONS (BASED ON LNC STOCK)
We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock.

CALL OPTIONS (BASED ON S&P 500)
We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

VARIANCE SWAPS
We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CURRENCY FUTURES
We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

CONSUMER PRICE INDEX SWAPS
We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

INTEREST RATE CAP CORRIDORS
We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income (loss).

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES
We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity.

GLB RESERVES EMBEDDED DERIVATIVES
We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER([R]) and LINCOLN LIFETIME INCOME(SM)ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services
- Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reservexx based on the specific characteristics of each GLB feature. As of December 31, 2010, we had $30.3 billion of account values that were attributable to variable annuities with a GWB feature and $11.4 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(305) million and $(140) million as of December 31, 2010 and 2009, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $417 million as of Decem-ber 31, 2010 and 2009.

AFS SECURITIES EMBEDDED DERIVATIVES
We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through net income
(loss).

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2010, the nonperformance risk adjustment was $10 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2010, the exposure was $175 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

             AS OF DECEMBER 31, 2010 AS OF DECEMBER 31, 2009
             ----------------------- --------------------------
             COLLATERAL   COLLATERAL COLLATERAL   COLLATERAL
              POSTED BY   POSTED BY  POSTED BY    POSTED BY
    S&P       COUNTER-       LNC      COUNTER-       LNC
   CREDIT      PARTY      (HELD BY     PARTY       (HELD BY
  RATING OF   (HELD BY     COUNTER-   (HELD BY     COUNTER-
COUNTERPARTY    LNC)       PARTY)       LNC)        PARTY)
------------ ---------- ------------ ---------- ---------------
   AAA              $ 1         $ --        $ 3         $ --
    AA               99           --        140           --
   AA-               65           --        272           --
    A+              548           43        171          (13)
     A              422          202        328         (240)
             ---------- ------------ ---------- ---------------
                 $1,135         $245       $914        $(253)
             ========== ============ ========== ===============

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:


                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                             ----------------------------------
                               2010        2009          2008
                             --------- --------------- --------
Current                      $ (179)          $ 172    $(292)
Deferred                        526              (9)     224
                             --------- --------------- --------
  Federal income tax expense
     (benefit)                $ 347           $ 163    $ (68)
                             ========= =============== ========

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                            -----------------------------
                             2010      2009        2008
                            -------- -------- -----------
Tax rate times pre-tax
  income                    $ 498     $ 88        $ 65
Effect of:
  Separate account dividend
     received deduction       (94)     (77)        (82)
  Tax credits                 (42)     (47)        (25)
  Goodwill                     --      238          --
  Prior year tax return
     adjustment               (13)     (60)        (34)
  Other items                  (2)      21           8
                            -------- -------- --- -------
     Federal income tax
        expense (benefit)   $ 347    $ 163       $ (68)
                            ======== ======== ===========
Effective tax rate             24%     N/M         N/M
                            ======== ======== === =======

The effective tax rate is a ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                   AS OF DECEMBER 31,
                                 ---------------------
                                    2010       2009
                                 ---------- ----------
Current                           $ (412)    $ (250)
Deferred                          (1,500)      (523)
                                 ---------- ----------
  Total federal income tax asset
     (liability)                 $(1,912)    $ (773)
                                 ========== ==========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                        ---------------------
                                           2010       2009
                                        ---------- ----------
DEFERRED TAX ASSETS
Future contract benefits and other
  contract holder funds                 $ 1,116     $1,676
Other investments                           625        338
Reinsurance deferred gain                   138        163
Modco embedded derivative asset              93         49
Compensation and benefit plans              136        151
Net capital loss                             96        112
VIE                                          77         --
Other                                        73         58
                                        ---------- ----------
  Total deferred tax assets               2,354      2,547
                                        ---------- ----------
DEFERRED TAX LIABILITIES
DAC                                       1,982      1,947
VOBA                                        483        734
Net unrealized gain on AFS
  securities                                988         38
Net unrealized gain on trading
  securities                                 86         55
Intangibles                                 179        192
Other                                       136        104
                                        ---------- ----------
  Total deferred tax liabilities          3,854      3,070
                                        ---------- ----------
     Net deferred tax asset (liability) $(1,500)    $ (523)
                                        ========== ==========

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

As of December 31, 2010, LNL had net capital loss carryforwards of $275 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

7. FEDERAL INCOME TAXES

more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2010 and 2009, $181 million and $180 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2011 in the range of none to $107 million.

                                                FOR THE
                                               YEARS ENDED
                                              DECEMBER 31,
                                           ------------------
                                              2010      2009
                                           ---------- -------
Balance as of beginning-of-year               $293    $264
  Increases for prior year tax positions         2      26
  Decreases for prior year tax positions        (6)     (1)
  Increases for current year tax positions       8      11
  Decreases for current year tax
     positions                                  (7)     (7)
  Decreases for settlements with
     taxing authorities                        (10)     --
  Decreases for lapse of statute of
     limitations                                (2)     --
                                           ---------- -------
        Balance as of end-of-year             $278    $293
                                           ========== =======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2010, 2009 and 2008, we recognized interest and penalty expense related to uncertain tax positions of $6 million, $11 million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $81 million and $75 million as of December 31, 2010 and 2009, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson-Pilot Corporation ("JP") and its subsidiaries. We believe a portion of the assessments is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The JP subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former JP subsidiaries, JPL and JPFIC, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income (loss) totaling $242 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2010 and 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $7,310    $7,421    $5,765
  Reinsurance assumed
     (ceded)                           (38)       48      (230)
  Transfer of business to a
     third party                        --       (37)       --
  Deferrals                          1,636     1,614     1,811
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes             (30)      (15)     (368)
     Prospective unlocking --
        model refinements              145        --        44
     Retrospective unlocking            17        82      (120)
     Other amortization, net of
        interest                      (841)     (748)     (712)
  Adjustment related to
     realized (gains) losses           (61)       91       137
  Adjustment related to
     unrealized (gains) losses        (662)   (1,146)    1,094
                                    --------- --------- ---------
        Balance as of end-of-year   $7,476    $7,310    $7,421
                                    ========= ========= =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. DAC, VOBA, DSI AND DFEL (CONTINUED)

Changes in VOBA (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -----------------------------
                                      2010      2009      2008
                                    --------- --------- ---------
Balance as of beginning-of-year     $2,086    $3,763    $2,809
  Transfer of business to a
     third party                        --      (255)       --
  Deferrals                             26        30        40
  Amortization:
     Prospective unlocking --
        assumption changes             (41)      (20)       (7)
     Prospective unlocking --
        model refinements               (7)       --         6
     Retrospective unlocking            11       (44)      (38)
     Other amortization               (361)     (349)     (335)
     Accretion of interest(1)         89       102       116
  Adjustment related to
     realized (gains) losses            (7)       43        98
  Adjustment related to
     unrealized (gains) losses        (418)   (1,184)    1,074
                                    --------- --------- ---------
        Balance as of end-of-year   $1,378    $2,086    $3,763
                                    ========= ========= =========

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.50% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2010, was as follows:

2011                                          $213
2012                                           187
2013                                           166
2014                                           140
2015                                           126

Changes in DSI (in millions) were as follows:

                                    FOR THE YEARS ENDED
                                         DECEMBER 31,
                                  ------------------------
                                   2010     2009     2008
                                  ------- ------- --------
Balance as of beginning-of-year   $361    $310    $ 279
  Deferrals                         66      76       96
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes          (3)     --      (37)
     Retrospective unlocking         5      11       (6)
     Other amortization, net of
        interest                   (53)    (38)     (28)
  Adjustment related to realized
     (gains) losses                (11)      3        6
     Adjustment related to
     unrealized (gains) losses     (41)     (1)      --
                                  ------- ------- --------
        Balance as of end-of-year $324    $361    $ 310
                                  ======= ======= ========


Changes in DFEL (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                    DECEMBER 31,
                                           -------------------------
                                               2010    2009    2008
                                           --------- ------- -------
Balance as of beginning-of-year              $1,273  $  948   $ 768
  Reinsurance assumed (ceded)                    22      --     (47)
  Transfer of business to a third party .        --     (11)     --
  Deferrals                                     546     496     428
  Amortization, net of interest:
     Prospective unlocking --
        assumption changes                      (57)    (22)    (37)
     Prospective unlocking -- model
        refinements                              56      --      25
     Retrospective unlocking                    (23)     (3)    (41)
     Other amortization, net of interest       (167)   (141)   (150)
  Adjustment related to realized
     (gains) losses                              (4)      5       2
  Adjustment related to unrealized
     (gains) losses                            (174)      1      --
                                           --------- ------- -------
        Balance as of end-of-year            $1,472  $1,273   $ 948
                                           =========================

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                           FOR THE YEARS
                                         ENDED DECEMBER 31,
                              --------------------------------
                                 2010       2009       2008
                              ---------- ---------- ----------
Direct insurance premiums
  and fees                    $ 6,338    $ 5,936    $ 5,863
Reinsurance assumed                22         10         18
Reinsurance ceded              (1,361)    (1,227)    (1,056)
                              ---------- ---------- ----------
  Total insurance premiums
     and fees, net            $ 4,999    $ 4,719    $ 4,825
                              ========== ========== ==========
Direct insurance benefits     $ 4,324    $ 3,530    $ 4,254
Reinsurance recoveries netted
  against benefits             (1,754)    (1,080)    (1,600)
                              ---------- ---------- ----------
  Total benefits, net         $ 2,570    $ 2,450    $ 2,654
                              ========== ========== ==========

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 40% to 45% of the mortality risk on newly issued non-term life insurance contracts and approximately 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is $2 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2010, the reserves associated with these reinsurance arrangements totaled $935 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2010. Swiss Re has funded a trust, with a balance of $1.7 billion as of December 31, 2010, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re funded an additional trust during the fourth quarter of 2009 with a balance of approximately $1.5 billion as of December
31, 2010, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2010, included $1.8 billion and $78 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale. During 2010, 2009 and 2008 we amortized $75 million, $50 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                             FOR THE YEAR ENDED DECEMBER 31, 2010
                       -------------------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS   BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND     AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER      OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ ----------
Retirement Solutions:
  Annuities                 $1,040      $(600)            $--        $--          $--      $ 440
  Defined Contribution          20         --              --         --           --         20
Insurance Solutions:
  Life Insurance             2,186         --              --         --           --      2,186
  Group Protection             274         --              --         --           --        274
Other Operations               170        (79)             --         --            6         97
                       ----------- ------------- ------------ ---------- ------------ ----------
     Total goodwill         $3,690      $(679)            $--        $--          $ 6     $3,017
                       =========== ============= ============ ========== ============ ==========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS (CONTINUED)

                                                 FOR THE YEAR ENDED DECEMBER 31, 2009
                       ----------- ----------------------------------------------------------------
                       ACQUISITION  CUMULATIVE
                         BALANCE    IMPAIRMENT
                          AS OF        AS OF        CAPITAL              DISPOSITIONS    BALANCE
                        BEGINNING-   BEGINNING-  CONTRIBUTION                 AND      AS OF END-
                         OF-YEAR      OF-YEAR       VALUE     IMPAIRMENT     OTHER       OF-YEAR
                       ----------- ------------- ------------ ---------- ------------ -------------
Retirement Solutions:
  Annuities                 $1,040        $--         $ --      $(600)            $--         $ 440
  Defined Contribution          20         --           --         --              --            20
Insurance Solutions:
  Life Insurance             2,186         --           --         --              --         2,186
  Group Protection             274         --           --         --              --           274
Other Operations                --         --          174        (79)             (4)           91
                       ----------- ---------- ------------ ------------- ------------- ------------
     Total goodwill         $3,520        $--         $174      $(679)            $(4)       $3,011
                       =========== ========== ============ ============= ============= ============

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions businesses utilizes primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although Insurance Solutions - Life Insurance carrying value of the net assets was within the estimated fair value range, we deemed it necessary to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of Insurance Solutions - Life Insurance, we estimated the implied fair value of the reporting unit's goodwill, including assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of October 1, 2010, and determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009 all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit. The impairment recorded in Other Operations for our Media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill of $79 million and specifically identifiable intangible assets of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                            AS OF DECEMBER 31,
                                              ---------------------------------------------
                                                    2010                       2009
                                              --------------------- -----------------------
                                                GROSS                   GROSS
                                              CARRYING  ACCUMULATED   CARRYING  ACCUMULATED
                                                AMOUNT AMORTIZATION     AMOUNT AMORTIZATION
                                              -------- ------------ ---------- ------------
Insurance Solutions -- Life Insurance:
  Sales force                                     $100          $19       $100          $15
Retirement Solutions -- Defined Contribution:
  Mutual fund contract rights(1)(2)                  2           --          2           --
Other Operations:
  FCC licenses(1)(3)                               118           --        118           --
  Other                                              4            3          4            3
                                              -------- ------------ ---------- ------------
     Total                                        $224          $22       $224          $18
                                              ======== ==== ======= ========== ============

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2010, was as follows:

2011                                                         $4
2012                                                          4
2013                                                          4
2014                                                          4
2015                                                          4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                   AS OF DECEMBER 31,
                                 -----------------------
                                     2010        2009
                                 ----------- -----------
RETURN OF NET DEPOSITS
Total account value               $52,211     $44,712
Net amount at risk(1)                 816       1,888
Average attained age of contract
  holders                        58 YEARS    57 years
MINIMUM RETURN
Total account value(2)              $ 187       $ 203
Net amount at risk(1)                  46          65
Average attained age of contract
  holders                        70 YEARS    69 years
Guaranteed minimum return               5%          5%

                                 AS OF DECEMBER 31,
                                 ------------------
                                   2010      2009
                                 -------- ---------
ANNIVERSARY CONTRACT VALUE
Total account value               $23,483   $21,431
Net amount at risk(1)               2,183     4,021
Average attained age of contract
  holders                        66 YEARS  65 years

(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2010, to December 31, 2009, was attributable primarily to the rise in equity markets and associated increase in the account values.

(2) The decrease in total account value when comparing December 31, 2010, to December 31, 2009, was attributable primarily to an increase in contract surrender rates.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility,

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. GUARANTEED BENEFIT FEATURES (CONTINUED)

contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                         DECEMBER 31,
                                ------------------------
                                 2010     2009    2008
                                ------- -------- -------
Balance as of beginning-of-year $ 71    $ 277    $ 38
  Changes in reserves             57      (33)    312
  Benefits paid                  (84)    (173)    (73)
                                ------- -------- -------
     Balance as of end-of-year  $ 44     $ 71    $277
                                ======= ======== =======

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                  ---------------------
                                     2010       2009
                                  ---------- ----------
ASSET TYPE
Domestic equity                   $35,659    $32,489
International equity               14,172     12,379
Bonds                              15,913      9,942
Money market                        5,725      6,373
                                  ---------- ----------
  Total                           $71,469    $61,183
                                  ========== ==========
Percent of total variable annuity
  separate account values              98%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2010, and approximately 52% of total sales for these products for the year ended December 31, 2010.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                         2010       2009
                                        ------- ----------
Fixed account values, including the
  fixed portion of variable and other
  contract holder funds                 $64,582    $61,254
DFEL                                      1,472      1,273
Contract holder dividends payable           484        494
Premium deposit funds                        98        100
Undistributed earnings on participating
  business                                   85         56
                                        ------- ----------
     Total other contract holder funds  $66,721    $63,177
                                        ======= ==========

As of December 31, 2010 and 2009, participating policies comprised approximately 1.20% and 1.30%, respectively, of the face amount of insurance in force, and dividend expenses were $82 million, $89 million and $92 million for the years ended December 31, 2010, 2009 and 2008, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                  AS OF DECEMBER 31,
                                  ------------------
                                   2010      2009
                                  ------ -----------
Short-term debt
  Short-term debt(1)                $ 10        $ 21
                                  ====== ===========
Long-term debt
  2.75% note, due 2013               $ 4        $ --
  LIBOR + 0.03% note, due 2017       250         250
  LIBOR + 3.41% note, due 2040       500          --
  LIBOR + 1.00% note, due 2037       375         375
  Surplus Notes due LNC:
     9.76% surplus note, due 2024     50          50
     6.56% surplus note, due 2028    500         500
     6.03% surplus note, due 2028    750         750
                                  ------ -----------
        Total surplus notes        1,300       1,300
                                  ------ -----------
           Total long-term debt   $2,429      $1,925
                                  ====== ===========

(1)  The short-term debt represents short-term notes payable to LNC.


Future principal payments due on long-term debt (in millions) as of December 31, 2010, were as follows:

2013          $ 4
Thereafter  2,425
           ------
  Total    $2,429
           ======

CREDIT FACILITIES
Credit facilities (in millions) were as follows:

                                AS OF DECEMBER 31, 2010
                                -----------------------
                     EXPIRATION     MAXIMUM BORROWINGS
                           DATE   AVAILABLE OUTSTANDING
                     ---------- -----------------------
CREDIT FACILITIES
Credit facility with
  the FHLBI(1)            N/A   $630               $350

(1) Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding. We have pledged securities, included in fixed maturity AFS securities on our Consolidated Balance Sheets, that are associated with this credit facility.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. In 2010, LNL made an additional investment of $11 million in the FHLBI. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of credit-worthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2010, based on our actual common stock investment, we had borrowing capacity of up to approximately $630 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid at any time (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2010, we also borrowed $100 million at a rate of 0.7% that is due May 25, 2011 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03% . Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES
We lease our home office properties in Fort Wayne, Indiana. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2010, 2009 and 2008, was $40 million, $47 million and $49 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2010, were as follows:

2011 $30
2012  26
2013  20
2014  13
2015   9

INFORMATION TECHNOLOGY COMMITMENT
In February 2004, LNC completed renegotiations and extended the contract with IBM Global Services for information technology services for the Fort Wayne operations through February 2010. Following the original termination date of this agreement, LNC exercised contractual rights to extend this agreement through February 2012. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS
LFM has future commitments of approximately $31 million through 2015 related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2010, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 25%, 28% and 37% of Retirement Solutions - Annuities' variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented approximately 58%, 61% and 62% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 29%, 33% and 44% of variable annuity product deposits in 2010, 2009 and 2008, respectively, and represented 66%, 69% and 70% of the segment's total variable annuity product account values as of December 31, 2010, 2009 and 2008, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS
Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale did not occur within approximately one year after construction was completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property was sold. Our expectation is that we will be obligated to fund those commitments that remain outstanding.

As of December 31, 2010, and December 31, 2009, we had standby real estate equity commitments totaling $53 million and $220 million, respectively. During 2010, we funded commitments of $142 million and recorded a loss of $8 million reported within realized gain (loss) on our Consolidated Statements of Income
(Loss).

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $10 million and $12 million as of December 31, 2010 and 2009, respectively.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                       ------------------------------------------
                                          2010           2009          2008
                                       ---------- ----------------- -------------
UNREALIZED GAIN (LOSS) ON
  AFS SECURITIES
Balance as of beginning-of-year        $    36       $    (2,562)      $    76
  Cumulative effect from adoption
     of new accounting standards           181               (79)           --
  Unrealized holding gains (losses)
     arising during the year             2,322             6,021        (7,316)
  Change in foreign currency
     exchange rate adjustment               (6)               26           (66)
  Change in DAC, VOBA, DSI and
     other contract holder funds        (1,164)           (2,294)        2,522
  Income tax benefit (expense)            (417)           (1,328)        1,703
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                     (136)             (555)       (1,042)
     Associated amortization of
        DAC, VOBA, DSI and DFEL             17               168           244
     Income tax benefit (expense)           42               135           279
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $ 1,029       $        36       $(2,562)
                                       ========== ================= =============
UNREALIZED OTTI ON
  AFS SECURITIES
Balance as of beginning-of-year        $  (108)      $        --       $    --
(Increases) attributable to:
  Cumulative effect from adoption
     of new accounting standards            --               (18)           --
  Gross OTTI recognized in OCI
     during the year                       (93)             (339)           --
  Change in DAC, VOBA, DSI and
     DFEL                                   10                77            --
  Income tax benefit (expense)              29                92            --
Decreases attributable to:
  Sales, maturities or other
     settlements of AFS securities          82               151            --
  Change in DAC, VOBA, DSI and
     DFEL                                  (20)              (28)           --
  Income tax benefit (expense)             (22)              (43)           --
                                       ---------- ----------------- -------------
           Balance as of end-of-year   $  (122)      $      (108)      $    --
                                       ========== ================= =============


                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                       -----------------------------
                                           2010      2009      2008
                                       ----------- --------- -------
UNREALIZED GAIN (LOSS) ON
  DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year           $ (13)   $  (15)   $  (19)
  Unrealized holding gains (losses)
     arising during the year                 (2)       12       (42)
  Change in foreign currency
     exchange rate adjustment                 4       (31)      (36)
  Change in DAC, VOBA, DSI and
     DFEL                                   (11)       11        27
  Income tax benefit (expense)                3         5         1
  Less:
     Reclassification adjustment for
        gains (losses) included in net
        income (loss)                         6         4       (83)
     Associated amortization of
        DAC, VOBA, DSI and DFEL              (9)      (11)       --
     Income tax benefit (expense)             1         2        29
                                       ----------- --------- -------
           Balance as of end-of-year      $ (17)   $  (13)   $   (15)
                                       =========== ========= =======
FUNDED STATUS OF EMPLOYEE
  BENEFIT PLANS
Balance as of beginning-of-year           $ (17)   $  (32)   $    (4)
  Adjustment arising during the year          4        23        (45)
  Income tax benefit (expense)               (1)       (8)        17
                                       ----------- --------- -------
           Balance as of end-of-year      $ (14) $    (17)   $   (32)
                                       =========== ========= =======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

16. REALIZED (GAIN) LOSS

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                         FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        -----------------------
                                         2010    2009    2008
                                        ------ ------- -------
Total realized gain (loss) related to
  certain investments(1)                $(132) $(498)   $(767)
Realized gain (loss) related to certain
  derivative instruments, including
  those associated with our
  consolidated VIEs, and trading
  securities(2)                           (41)    (77)    (78)
Indexed annuity net derivative
  results(3):
  Gross gain (loss)                        34       8      13
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (15)     (5)     (6)
Guaranteed living benefits(4):
  Gross gain (loss)                       (30)    (10)      2
  Associated amortization of DAC,
     VOBA, DSI and DFEL                   (64)     (8)     12
Realized gain (loss) on sale of
  subsidiaries/businesses                  --       1      --
                                        ------  ------- -------
        Total realized gain (loss)      $(248)  $(589)  $(824)
                                        ====== ======== =======

(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including the credit default swaps and contingent forwards associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrange- ments that have contractual returns related to various as- sets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

(5) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                      FOR THE YEARS ENDED
                                        DECEMBER 31,
                           ------------------------------------
                             2010          2009         2008
                           --------- --------------- ----------
Commissions                $1,859          $1,565    $ 1,710
General and administrative
  expenses                  1,293           1,203      1,215
Expenses associated with
  reserve financing and
  unrelated LOCs               16               1         --
DAC and VOBA deferrals
  and interest, net of
  amortization               (644)           (652)      (437)
Broker-dealer expenses        212             190        215
Other intangibles
  amortization                  4               4          4
Media expenses                 59              40         --
Taxes, licenses and fees      192             180        195
Merger-related expenses         9              16         50
Restructuring charges
  (recoveries) for expense
  initiatives                  (1)             32          8
                           --------- --------------- ----------
     Total                 $2,999          $2,579    $ 2,960
                           ========= =============== ==========

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses primarily within Other Operations on our Consolidated Statements of Income (Loss) in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $39 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents, certain former employees of JP and certain former employees of CIGNA Corporation. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans were frozen as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of JP was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our benefit plans' assets and obligations was as follows:

                                                             AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                      ----------------------------------------------------
                                                        2010     2009              2010             2009
                                                      ------- ----------- ------------------------ -------
                                                                                          OTHER
                                                      PENSION BENEFITS          POSTRETIREMENT BENEFITS
                                                      ------------------- --------------------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                    $119        $101                      $ 4     $ 4
Actual return on plan assets                            17          25                        1      --
Company and participant contributions                   --          --                        3       3
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Fair value as of end-of-year                         128         119                        5       4
                                                      ------- ----------- ------------------------ -------
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                        112         115                       20      20
Interest cost                                            7           7                        2       1
Plan participants' contributions                        --          --                        1       1
Actuarial (gains) losses                                 5          (3)                       1       1
Benefits paid                                           (8)         (7)                      (3)     (3)
                                                      ------- ----------- ------------------------ -------
  Balance as of end-of-year                            116         112                       21      20
                                                      ------- ----------- ------------------------ -------
     Funded status of the plans                       $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                          $ 15        $ 12                     $ --    $ --
Other liabilities                                       (3)         (5)                     (16)    (16)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 12         $ 7                     $(16)   $(16)
                                                      ======= =========== ======================== =======
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                       $ 15        $ 19                     $ --    $ (1)
Prior service credit                                    --          --                       (1)     (1)
                                                      ------- ----------- ------------------------ -------
  Net amount recognized                               $ 15        $ 19                     $ (1)   $ (2)
                                                      ======= =========== ======================== =======
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                            N/A         N/A                     4.00%   4.00%
All other plans                                        N/A         N/A                      N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
  Weighted-average discount rate                      5.25%       6.00%                    5.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%
Net periodic benefit cost:
  Weighted-average discount rate                      6.00%       6.00%                    6.00%   6.00%
  Expected return on plan assets                      8.00%       8.00%                    6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2010, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2011, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation. We reevaluate this assumption each plan year. For 2011, our expected return on plan assets is 8.00% for the plans. The approximate expected return on plan assets by asset class for the pension plans is as follows:

Fixed maturity securities    5.73%
Common stock:
  Domestic equity            9.88%
  International equity       8.48%
Cash and invested assets       --%

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                        AS OF OR FOR THE
                                                   YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                    2010        2009    2008
                                                   ------- ----------- -------
Pre-65 health care cost trend rate                  9.5%         10%     10%
Post-65 health care cost trend rate                 9.5%         13%     12%
Ultimate trend rate                                   5%          5%      5%
Year that the rate reaches the ultimate trend rate 2020        2020    2019

We expect the health care cost trend rate for 2011 to be 9.00% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                        2010      2009
                                        ---- -------------
Accumulated benefit obligation           $94           $90
Projected benefit obligation              94            90
Fair value of plan assets                 91            85

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                                  PENSION BENEFITS            OTHER POSTRETIREMENT BENEFITS
                                          ------- --------------------------- --------------------------------
                                           2010             2009        2008  2010  2009            2008
                                          ------- ------------------- ------- ---- ------- -------------------
Interest cost                              $ 7                 $ 7     $ 7     $ 1  $ 1                 $ 1
Expected return on plan assets              (9)                 (7)    (11)     --   --                  --
Recognized net actuarial loss (gain)         2                   5       1      --   (1)                 (1)
                                          ------- ------------------- ------- ---- ------- -------------------
  Net periodic benefit expense (recovery)  $--                 $ 5    $ (3)    $ 1  $--                 $--
                                          ======= =================== ======= ==== ======= ===================

We expect our 2011 pension plans' income to be approximately $2 million.

For 2011, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

As of December 31, 2010 and 2009, our pension plans' asset target allocations by asset category based on estimated fair values were as follows:

Fixed maturity securities   50%
Common stock:
  Domestic equity           35%
  International equity      15%
Cash and invested assets    --%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives, and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (35%) are split into large cap (25%), small cap (5%) and hedge funds (5%). Fixed maturity securities represents core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plan's objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over 3-year periods, above an appropriate index over 5-year periods and meet real return standards over 10-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plans' assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                        AS OF DECEMBER 31, 2010
                           ------------------------------------------
                             QUOTED
                             PRICES
                            IN ACTIVE
                           MARKETS FOR SIGNIFICANT   SIGNIFICANT
                            IDENTICAL  OBSERVABLE   UNOBSERVABLE TOTAL
                              ASSETS      INPUTS       INPUTS    FAIR
                             (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                           ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                  $--        $ 37          $--  $ 37
  U.S. Government bonds             --          14           --    14
  Foreign government bonds          --           2            3     5
  MBS:
     CMOs                           --           1           --     1
     CMBS                           --           1           --     1
Common stock                        16          43            3    62
Cash and invested assets            --           8           --     8
                           ----------- ----------- ------------ -----
       Total                       $16        $106          $ 6  $128
                           =========== =========== ============ =====

                                         AS OF DECEMBER 31, 2009
                            ------------------------------------------
                               QUOTED
                              PRICES
                             IN ACTIVE
                            MARKETS FOR SIGNIFICANT  SIGNIFICANT
                              IDENTICAL  OBSERVABLE UNOBSERVABLE TOTAL
                               ASSETS     INPUTS       INPUTS    FAIR
                              (LEVEL 1)   (LEVEL 2)    (LEVEL 3) VALUE
                            ----------- ----------- ------------ -----
ASSET CLASS
Fixed maturity securities:
  Corporate bonds                   $--        $ 47          $--  $ 47
  U.S. Government bonds              --           4           --     4
  Foreign government bonds           --           2           --     2
  MBS:
     CMOs                            --           1           --     1
     CMBS                            --           2           --     2
  State and municipal bonds          --           1           --     1
Common stock                         18          42           --    60
Cash and invested assets             --           2           --     2
                            ----------- ----------- ------------ -----
       Total                        $18        $101          $--  $119
                            =========== =========== ============ =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

The following summarizes changes to our pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Foreign government bonds       $--      $--      $--           $3       $--        $3
  Common stock                    --       --       --            3        --         3
                           --------- -------- -------- ------------ ------------ ------
     Total                       $--      $--      $--           $6       $--        $6
                           ========= ======== ======== ============ ============ ======

                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                           ------------------------------------------------------------
                                      RETURN ON ASSETS              TRANSFERS
                                     -----------------   PURCHASES,   IN OR
                           BEGINNING            SOLD    SALES AND    OUT OF     ENDING
                              FAIR    HELD AT  DURING  SETTLEMENTS,   LEVEL 3,    FAIR
                             VALUE   YEAR END THE YEAR     NET          NET      VALUE
                           --------- -------- -------- ------------ ------------ ------
Fixed maturity securities:
  Corporate bonds                $ 1      $--      $--          $--       $(1)      $--
                           ========= ======== ======== ============ ============ ======

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2010 or 2009. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plans in 2011 under applicable pension law.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)

For our nonqualified pension plans, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plans during 2011 is less than $1 million.

We expect the following benefit payments (in millions):

             PENSION
              PLANS      OTHER POSTRETIREMENT PLANS
             ------- ---------------------------------
                                                 NOT
             DEFINED  REFLECTING             REFLECTING
             BENEFIT   MEDICARE  MEDICARE    MEDICARE
             PENSION   PART D     PART D       PART D
             PLANS     SUBSIDY    SUBSIDY     SUBSIDY
             ------- ---------- ----------- ----------
2011              $8         $2      $--            $2
2012               9          2       --             2
2013               9          2       --             2
2014               9          2       --             2
2015               9          2       --             2
Following
  five years
  thereafter      43         10       (1)           11

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor contributory defined contribution plans for eligible employees and agents, respectively, which includes money purchase plans. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2010, 2009 and 2008, expenses for these plans were $60 million, $61 million and $58 million respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for various groups: employees, agents and non-employee directors.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                         2010      2009
                                         ---- -------------
Total liabilities(1)                     $315          $314
Investment held to fund liabilities(2)    130           118

(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS (CONTINUED)

defined contribution plans. Expenses (in millions) for this plan were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                   -----------------------------
                                   2010 2009          2008
                                   ---- ---- -------------------
Employer matching contributions      $6  $ 4                  $5
Increase (decrease) in measurement
  of liabilites, net of total
  return swap                         1    6                   1
                                   ---- ---- -------------------
     Total plan expenses             $7  $10                  $6
                                   ==== ==== ===================

DEFERRED COMPENSATION PLAN FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified defined contribution plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. We make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our qualified defined contribution plans. Expenses (in millions) for these plans were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2010 2009   2008
                                       ---- ---- ---------
Employer matching contributions          $3   $2        $2
Increase (decrease) in measurement of
  liabilites, net of total return swap    3    4        --
                                       ---- ---- ---------
     Total plan expenses                 $6   $6        $2
                                       ==== ==== =========

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS
The plan allows for non-employee directors to defer a portion of their annual retainers and, in addition, we credit deferred stock units annually. The menu of "phantom" investment options is identical to those offered in the employees' plan. For the years ended December 31, 2010, 2009 and 2008, expenses for this plan were $2 million, $1 million and less than $1 million, respectively.

The terms of the plan for non-employee directors provide that plan participants who select LNC's stock as the measure for their investment return will receive shares of LNC's stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC's stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS
Eligible former agents of JP may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected notional mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the agent deferred compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains, decrease with investment losses and payouts of death benefits. For the years ended December 31, 2010, 2009 and 2008, expenses (income) for this plan were $2 million, $1 million and ($2) million, respectively.

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARS, restricted stock units, and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                               FOR THE YEARS ENDED
                                  DECEMBER 31,
                           -----------------------
                             2010    2009    2008
                           ------- ------- -------
Stock options               $ 5     $ 6        $ 8
Performance shares           (1)     (1)         2
SARs                         --       1          4
Restricted stock units and
  nonvested stock            11       6          5
                           ------- ------- -------
  Total                     $15     $12        $19
                           ======= ======= =======
Recognized tax benefit      $ 5     $ 4        $ 7

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                    AS OF DECEMBER 31,
                                 ----------------------
                                      2010      2009
                                 --------- ------------
Capital and surplus                 $6,750    $6,300

                                   FOR THE YEARS ENDED
                                        DECEMBER 31,
                                 ----------------------
                                 2010 2009      2008
                                 ---- ---- ------------
Net gain (loss) from operations,
  after-tax                      $553 $867     $ 510
Net income (loss)                 430  (35)      (261)
Dividends to LNC                  684  405       400

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009 was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

The increase in statutory net income (loss) for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective
December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative effect on statutory capital and dividend capacity in our life insurance subsidiaries.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of In-diana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2009; and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2010 and 2009.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                          ---------------------
                                            2010       2009
                                          ------- -------------
Calculation of reserves using the Indiana
  universal life method                   $314          $328
Calculation of reserves using
  continuous CARVM                          (5)           (6)
Conservative valuation rate on certain
  variable annuities                       (15)          (11)
Lesser of LOC and XXX additional
  reserve as surplus                       457           412

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, or statutory net gain from operations for the previous calendar twelve-month period (both shown on the last annual statement on file with the Commissioner), but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $611 million in 2011 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                      -----------------------------------------------
                                                             2010                    2009
                                                      ----------------------- -----------------------
                                                      CARRYING        FAIR    CARRYING        FAIR
                                                         VALUE       VALUE       VALUE       VALUE
                                                      ----------- ----------- ----------- -----------
ASSETS
AFS securities:
  Fixed maturity securities                           $ 66,289    $ 66,289    $ 58,889    $ 58,889
  VIEs' fixed maturity securities                          584         584          --          --
  Equity securities                                        140         140         155         155
Trading securities                                       2,459       2,459       2,366       2,366
Mortgage loans on real estate                            6,431       6,847       6,835       6,967
Derivative investments                                   1,021       1,021         841         841
Other investments                                          978         978         975         975
Cash and invested cash                                   1,904       1,904       2,553       2,553
Reinsurance related embedded derivatives                   112         112         277         277
Separate account assets                                 84,630      84,630      73,500      73,500
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives          (497)       (497)       (419)       (419)
  GLB reserves embedded derivatives                       (408)       (408)       (676)       (676)
Other contract holder funds:
  Remaining guaranteed interest and similar contracts   (1,119)     (1,119)       (940)       (940)
  Account values of certain investment contracts       (26,061)    (27,067)    (24,039)    (24,244)
Short-term debt                                            (10)        (10)        (21)        (21)
Long-term debt                                          (2,429)     (2,335)     (1,925)     (1,714)
VIEs' liabilities - derivative instruments                (209)       (209)         --          --
Other liabilities:
  Deferred compensation plans embedded derivatives        (315)       (315)       (314)       (314)
  Credit default swaps                                     (16)        (16)        (65)        (65)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS
The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2010 and 2009, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

SHORT-TERM AND LONG-TERM DEBT
The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010, or December 31, 2009, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2010
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 58      $ 48,304        $ 2,353    $ 50,715
     U.S. Government bonds                               117             3              2         122
     Foreign government bonds                             --           381            113         494
     MBS:
        CMOs                                              --         5,461             24       5,485
        MPTS                                              --         2,801             95       2,896
        CMBS                                              --         1,863            102       1,965
     ABS CDOs                                             --             2            171         173
     State and municipal bonds                            --         3,085             --       3,085
     Hybrid and redeemable preferred securities           18         1,222            114       1,354
     VIEs' fixed maturity securities                      --           584             --         584
  Equity AFS securities:
     Banking securities                                   --             2             --           2
     Insurance securities                                  3            --             33          36
     Other financial services securities                  --             8             24          32
     Other securities                                     34             2             34          70
  Trading securities                                       2         2,383             74       2,459
  Derivative investments                                  --          (473)         1,494       1,021
Cash and invested cash                                    --         1,904             --       1,904
Reinsurance related embedded derivatives                  --           112             --         112
Separate account assets                                   --        84,630             --      84,630
                                                   --------- ---------------- -------------- -----------
        Total assets                                    $232      $152,274        $ 4,633    $157,139
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (497)     $ (497)
  GLB reserves embedded derivatives                       --            --           (408)       (408)
VIEs' liabilities -- derivative instruments               --            --           (209)       (209)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (315)       (315)
  Credit default swaps                                    --            --            (16)        (16)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,445)   $ (1,445)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                  AS OF DECEMBER 31, 2009
                                                   -----------------------------------------------------
                                                     QUOTED
                                                    PRICES
                                                   IN ACTIVE
                                                   MARKETS FOR  SIGNIFICANT    SIGNIFICANT
                                                   IDENTICAL    OBSERVABLE     UNOBSERVABLE      TOTAL
                                                     ASSETS       INPUTS         INPUTS          FAIR
                                                   (LEVEL 1)     (LEVEL 2)      (LEVEL 3)       VALUE
                                                   --------- ---------------- -------------- -----------
ASSETS
Investments:
  Fixed maturity AFS securities:
     Corporate bonds                                    $ 55      $ 41,904        $ 2,117    $ 44,076
     U.S. Government bonds                               112            33              3         148
     Foreign government bonds                             --           397             92         489
     MBS:
        CMOs                                              --         5,593             34       5,627
        MPTS                                              --         2,808            101       2,909
        CMBS                                              --         1,796            252       2,048
     ABS:
        CDOs                                              --             4            153         157
        CLNs                                              --            --            322         322
     State and municipal bonds                            --         1,943             --       1,943
     Hybrid and redeemable preferred securities           15         1,005            150       1,170
  Equity AFS securities:
     Banking securities                                   23             1             --          24
     Insurance securities                                  3            --             43          46
     Other financial services securities                  --             6             22          28
     Other securities                                     34            --             23          57
  Trading securities                                       2         2,274             90       2,366
  Derivative investments                                  --          (397)         1,238         841
Cash and invested cash                                    --         2,553             --       2,553
Reinsurance related embedded derivatives                  --           277             --         277
Separate account assets                                   --        73,500             --      73,500
                                                   --------- ---------------- -------------- -----------
       Total assets                                     $244      $133,697        $ 4,640    $138,581
                                                   ========= ================ ============== ===========
LIABILITIES
Future contract benefits:
  Indexed annuity contracts embedded derivatives        $ --          $ --         $ (419)     $ (419)
  GLB reserves embedded derivatives                       --            --           (676)       (676)
Other liabilities:
  Deferred compensation plans embedded derivatives        --            --           (314)       (314)
  Credit default swaps                                    --            --            (65)        (65)
                                                   --------- ---------------- -------------- -----------
     Total liabilities                                  $ --          $ --        $(1,474)   $ (1,474)
                                                   ========= ================ ============== ===========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                    FOR THE YEAR ENDED DECEMBER 31, 2010
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                       $2,117       $ (42)         $ 53            $279        $ (54)   $2,353
     U.S. Government bonds                                      3          --            --              (4)           3         2
     Foreign government bonds                                  92          --             8              (4)          17       113
     MBS:
       CMOs                                                    34          (5)            7              (8)          (4)       24
       MPTS                                                   101          --             3              (9)          --        95
       CMBS                                                   252         (47)           84             (72)        (115)      102
     ABS:
       CDOs                                                   153           1            30             (13)          --       171
       CLNs                                                   322          --           278              --         (600)       --
     Hybrid and redeemable preferred securities               150           2           (23)            (15)          --       114
  Equity AFS securities:
     Insurance securities                                      43          --             2             (12)          --        33
     Other financial services securities                       22          --             7              (5)          --        24
     Other securities                                          23          --            (1)             12           --        34
  Trading securities                                           90           2           (10)             (7)          (1)       74
  Derivative investments                                    1,238        (166)            7             415           --     1,494
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (419)        (81)           --               3           --      (497)
  GLB reserves embedded derivatives                          (676)        268            --              --           --      (408)
VIEs' liabilities -- derivative instruments(5)                 --          16            --              --         (225)     (209)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (314)        (33)           --              32           --      (315)
  Credit default swaps(7)                                     (65)          7            --              42           --       (16)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                          $3,166       $ (78)         $445            $634        $(979)   $3,188
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2009
                                                        ----------------------------------------------------------------------------
                                                                                    GAINS          SALES,      TRANSFERS
                                                                       ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                     INCLUDED         IN        MATURITIES,       OUT
                                                          BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                             FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                            VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                        ------------ ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                      $ 2,383       $ (46)         $317          $ (161)       $(376)   $2,117
     U.S. Government bonds                                      3          --            --              --           --         3
     Foreign government bonds                                  60           1             2              10           19        92
     MBS:
       CMOs                                                   160          (7)           34             (13)        (140)       34
       MPTS                                                    18          --             1              97          (15)      101
       CMBS                                                   238           1            57             (44)          --       252
     ABS:
       CDOs                                                   150         (35)           61             (21)          (2)      153
       CLNs                                                    50          --           272              --           --       322
     State and municipal bonds                                117          --            (1)            (17)         (99)       --
     Hybrid and redeemable preferred securities               113         (21)           47               3            8       150
  Equity AFS securities:
     Insurance securities                                      50          (7)           20             (20)          --        43
     Other financial services securities                       20          (2)            7              (3)          --        22
     Other securities                                          23           2            (1)             (1)          --        23
  Trading securities                                           77          35            --              (7)         (15)       90
  Derivative investments                                       78         (87)           (7)          1,254           --     1,238
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives             (252)        (75)           --             (92)          --      (419)
  GLB reserves embedded derivatives                        (2,904)      2,228            --              --           --      (676)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)        (223)        (50)           --             (41)          --      (314)
  Credit default swaps(7)                                     (51)        (37)           --              23           --       (65)
                                                        ------------ ----------- ------------- --------------- ------------ --------
       Total, net                                           $ 110      $1,900          $809           $ 967        $(620)   $3,166
                                                        ============ =========== ============= =============== ============ ========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

22. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                       --------------------------------------------------------------------------
                                                                                 GAINS          SALES,      TRANSFERS
                                                                    ITEMS       (LOSSES)      ISSUANCES,      IN OR
                                                                  INCLUDED         IN        MATURITIES,       OUT
                                                       BEGINNING     IN            OCI       SETTLEMENTS,       OF        ENDING
                                                          FAIR       NET           AND          CALLS,        LEVEL 3,     FAIR
                                                         VALUE     INCOME        OTHER(1)        NET           NET(2)     VALUE
                                                       ---------- ----------- ------------- --------------- ------------ --------
Investments:(3)
  Fixed maturity AFS securities:
     Corporate bonds                                    $2,461      $ (150)       $ (442)          $ (10)       $ 524    $ 2,383
     U.S. Government bonds                                   3          --            --              --           --          3
     Foreign government bonds                               79          --           (12)             (7)          --         60
     MBS:
       CMOs                                                275         (21)          (53)            (12)         (29)       160
       MPTS                                                 52          --           (11)              1          (24)        18
       CMBS                                                362          --          (193)             27           42        238
     ABS:
       CDOs                                                184           1           (85)             50           --        150
       CLNs                                                660          --          (360)             --         (250)        50
     State and municipal bonds                             138          --            (2)            (32)          13        117
     Hybrid and redeemable preferred securities            111          --           (41)             35            8        113
  Equity AFS securities:
     Banking securities                                     --          (1)           --               1           --         --
     Insurance securities                                    2          (1)          (18)             67           --         50
     Other financial services securities                    35         (23)           (2)             10           --         20
     Other securities                                       17          (5)            3               8           --         23
  Trading securities                                       107         (28)           --             (13)          11         77
  Derivative investments                                   195        (237)           29              91           --         78
Future contract benefits:(4)
  Indexed annuity contracts embedded derivatives          (389)        196            --             (59)          --       (252)
  GLB reserves embedded derivatives                       (279)     (2,625)           --              --           --     (2,904)
Other liabilities:
  Deferred compensation plans embedded derivatives(6)     (271)         43            --               5           --       (223)
  Credit default swaps(7)                                   --         (51)           --              --           --        (51)
                                                       ---------- ----------- ------------- --------------- ------------ ----------
       Total, net                                       $3,742     $(2,902)      $(1,187)           $162        $ 295      $ 110
                                                       ========== =========== ============= =============== ============ ==========

(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments. See "Derivatives Instruments Designated and Qualifying as Fair Value Hedges" section in Note 6.

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                -----------------------------------
                                 2010          2009         2008
                                -------- --------------- ----------
Investments:(1)
  Trading securities             $ --            $ 33      $ (23)
  Derivative investments         (163)            (86)      (129)
Future contract benefits:(1)
  Indexed annuity contracts
     embedded derivatives          44             (17)        23
  GLB reserves embedded
     derivatives                  419           2,366     (1,061)
VIEs' liabilities -- derivative
  instruments(1)                   16              --         --
Other liabilities:
  Deferred compensation
     plans embedded
     derivatives(2)               (33)            (50)        43
  Credit default swaps(3)         (12)            (14)       (51)
                                -------- --------------- ----------
     Total, net                 $ 271          $2,232    $(1,198)
                                ======== =============== ==========

(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).


The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                     FOR THE YEAR ENDED
                                     DECEMBER 31, 2010
                             -------------------------------
                             TRANSFERS   TRANSFERS
                               IN TO       OUT OF
                             LEVEL 3       LEVEL 3    TOTAL
                             ---------- ----------- --------
Investments:
  Fixed maturity AFS
     securities:
     Corporate bonds           $ 144       $(198)   $ (54)
     U.S. Government bonds         3          --        3
     Foreign government
        bonds                     17          --       17
     MBS:
        CMOs                      --          (4)      (4)
        CMBS                       3        (118)    (115)
     ABS CLNs                     --        (600)    (600)
  Trading securities              --          (1)      (1)
Future contract benefits:
  VIEs' liabilities --
     derivative instruments     (225)         --     (225)
                             ---------- ----------- --------
           Total, net          $ (58)      $(921)   $(979)
                             ========== =========== ========

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the year ended December 31, 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively, and the ABS CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 are related to new accounting guidance that is discussed in Note 4. For the year ended December 31, 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution
Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Defined Contribution segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs. We are actively managing our remaining radio station clusters to maximize performance and future value.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

-    Change in reserves accounted for under the Financial Services - Insurance
     - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

Segment information (in millions) was as follows:

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                             -----------------------------------
                               2010         2009         2008
                             --------- --------------- ---------
REVENUES
Operating revenues:
  Retirement Solutions:
     Annuities               $2,412          $2,085    $2,191
     Defined Contribution       970             911       913
                             --------- --------------- ---------
        Total Retirement
           Solutions          3,382           2,996     3,104
                             --------- --------------- ---------
  Insurance Solutions:
     Life Insurance           4,156           3,990     4,005
     Group Protection         1,831           1,713     1,640
                             --------- --------------- ---------
        Total Insurance
           Solutions          5,987           5,703     5,645
                             --------- --------------- ---------
  Other Operations              470             449       433
Excluded realized
  gain (loss), pre-tax         (317)           (643)     (863)
Amortization of deferred
  gains from reserve changes
  on business sold through
  reinsurance, pre-tax            3               3         3
Amortization of DFEL
  associated with benefit
  ratio unlocking, pre-tax       --              --         1
                             --------- --------------- ---------
     Total revenues          $9,525          $8,508    $8,323
                             ========= =============== =========

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                               ----------------------------------
                                 2010            2009     2008
                               --------- --------------- --------
NET INCOME (LOSS)
Income (loss) from operations:
  Retirement Solutions:
     Annuities                  $ 463           $ 355    $ 154
     Defined Contribution         146             124      117
                               --------- --------------- --------
        Total Retirement
           Solutions              609             479      271
                               --------- --------------- --------
  Insurance Solutions:
     Life Insurance               595             617      489
     Group Protection              72             124      104
                               --------- --------------- --------
        Total Insurance
           Solutions              667             741      593
                               --------- --------------- --------
  Other Operations                  3              (7)     (47)
Excluded realized gain
  (loss), after-tax              (206)           (418)    (561)
Income (expense) from
  reserve changes (net of
  related amortization) on
  business sold through
  reinsurance, after-tax            2               2        2
Impairment of intangibles,
  after-tax                        --            (709)      --
Benefit ratio unlocking,
  after-tax                        --              --       (4)
                               --------- --------------- --------
     Net income (loss)         $1,075            $ 88    $ 254
                               ========= =============== ========

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                             --------------------------
                               2010     2009      2008
                             ------ ------------ ------
NET INVESTMENT INCOME
Retirement Solutions:
  Annuities                  $1,107       $1,020  $ 958
  Defined Contribution          769          732    695
                             ------ ------------ ------
     Total Retirement
        Solutions             1,876        1,752  1,653
                             ------ ------------ ------
Insurance Solutions:
  Life Insurance              2,040        1,827  1,867
  Group Protection              141          127    117
                             ------ ------------ ------
     Total Insurance
        Solutions             2,181        1,954  1,984
                             ------ ------------ ------
Other Operations                305          300    338
                             ------ ------------ ------
        Total net investment
           income            $4,362       $4,006 $3,975
                             ====== ============ ======

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

23. SEGMENT INFORMATION (CONTINUED)

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                              --------------------------
                                2010     2009      2008
                              ------ ------------ ------
AMORTIZATION OF DAC AND
  VOBA, NET OF INTEREST
Retirement Solutions:
  Annuities                    $ 402         $356  $ 729
  Defined Contribution            78           71    130
                              ------ ------------ ------
     Total Retirement
        Solutions                480          427    859
                              ------ ------------ ------
Insurance Solutions:
  Life Insurance                 492          519    519
  Group Protection                46           46     36
                              ------ ------------ ------
     Total Insurance
        Solutions                538          565    555
                              ------ ------------ ------
        Total amortization of
           DAC and VOBA,
           net of interest    $1,018         $992 $1,414
                              ====== ============ ======

                                           FOR THE YEARS ENDED
                                             DECEMBER 31,
                                ---------------------------------
                                  2010         2009        2008
                                -------- --------------- --------
FEDERAL INCOME TAX
  EXPENSE (BENEFIT)
Retirement Solutions:
  Annuities                      $ 91            $ 42    $ (76)
  Defined Contribution             55              45       26
                                -------- --------------- --------
     Total Retirement
        Solutions                 146              87      (50)
                                -------- --------------- --------
Insurance Solutions:
  Life Insurance                  279             271      240
  Group Protection                 38              67       56
                                -------- --------------- --------
     Total Insurance
        Solutions                 317             338      296
                                -------- --------------- --------
Other Operations                   (6)            (21)     (11)
Excluded realized gain (loss)    (111)           (225)    (302)
Reserve changes (net of
  related amortization)
  on business sold through
  reinsurance                       1               1        1
Impairment of intangibles          --             (16)      --
Benefit ratio unlocking            --              (1)      (2)
                                -------- --------------- --------
        Total federal income
           tax expense
           (benefit)            $ 347           $ 163    $ (68)
                                ======== =============== ========


                                AS OF DECEMBER 31,
                                ------------------
                                    2010      2009
                                -------- ---------
ASSETS
Retirement Solutions:
  Annuities                     $ 91,789  $ 80,700
  Defined Contribution            28,563    26,689
                                -------- ---------
     Total Retirement Solutions  120,352   107,389
                                -------- ---------
Insurance Solutions:
  Life Insurance                  55,083    50,825
  Group Protection                 3,254     2,845
                                -------- ---------
     Total Insurance Solutions    58,337    53,670
                                -------- ---------
Other Operations                  13,323    13,148
                                -------- ---------
        Total assets            $192,012  $174,207
                                ======== =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                   ----------------------------
                                   2010      2009        2008
                                   ---- --------------- -------
Interest paid                      $ 94         $ 96    $ 81
Income taxes paid (received)        345          (15)    (23)
Significant non-cash investing
  and financing transactions:
  Funds withheld agreement
     with LNBAR:
     Carrying value of assets      $ --        $ 790    $ --
     Carrying value of liabilities   --         (790)     --
                                   ---- --------------- -------
        Total acquired from
           LNBAR                   $ --         $ --    $ --
                                   ==== =============== =======
  Capital contribution of LFM:
     Carrying value of assets
        (includes cash and
        invested cash)             $ --        $ 364    $ --
     Carrying value of liabilities   --          (84)     --
                                   ---- --------------- -------
        Total capital contribution
           of LFM                  $ --        $ 280    $ --
                                   ==== =============== =======

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                 --------------------------------
                                 2010         2009        2008
                                 ---- --------------- -----------
Reinsurance assumed from FPP:
  Carrying value of assets       $ --         $ 63        $ --
  Carrying value of liabilities    --          (63)         --
                                 ---- --------------- --- -------
     Total reinsurance assumed
        from FPP                 $ --         $ --        $ --
                                 ==== =============== ===========
Sale of subsidiaries/business
  Proceeds from sale of
     subsidiaries/business       $ --          $ 6        $ --
  Assets disposed (includes
     cash and invested cash)       --           (5)         --
                                 ---- --------------- --- -------
     Gain on sale of subsidiary/
        business                 $ --          $ 1        $ --
                                 ==== =============== ===========
Reinsurance ceded to LNBAR:
  Carrying value of assets       $188         $ --       $ 360
  Carrying value of liabilities  (188)          --        (360)
                                 ---- --------------- -----------
     Total reinsuranced ceded
        to LNBAR                 $ --         $ --        $ --
                                 ==== =============== ===========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                       AS OF DECEMBER 31,
                                     ---------------------
                                        2010       2009
                                     -------- ------------
Assets with affiliates:
  Corporate bonds(1)                   $ 100      $   100
  Reinsurance on ceded reinsurance
     contracts(2)                      2,322        2,414
  Reinsurance on assumed
     reinsurance contracts(3)            417          417
  Cash management agreement
     investment(4)                       173          142
  Service agreement receivable(4)        (12)         (51)
Liabilities with affiliates:
  Inter-company short-term debt(5)        10           21
  Inter-company long-term debt(6)      2,179        1,675

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                ---------------------------------
                                  2010         2009       2008
                                -------- --------------- --------
Revenues with affiliates:
  Premiums paid on ceded
     reinsurance contracts(7)   $(308)          $(235)   $(222)
  Net investment income on
     cash management
     agreement(8)                  --               1       11
  Fees for management of
     general account(8)            --             (68)     (65)
Benefits and expenses with
  affiliates:
  Reinsurance (recoveries)
     benefits on ceded
     reinsurance contracts(9)    (765)           (158)    (655)
  Service agreement
     payments(10)                 (58)             21       (2)
  Transfer pricing
     arrangement(10)               --             (32)     (32)
  Interest expense on
     inter-company debt(11)        98              90       83

(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

25. TRANSACTIONS WITH AFFILIATES (CONTINUED)

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(8)  Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(9)  Reported in benefits on our Consolidated Statements of Income (Loss).

10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(11) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).


CORPORATE BONDS
LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT
In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT
In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT AND TRANSFER PRICING ARRANGEMENT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

A transfer pricing arrangement is in place between LFD and Delaware related to the wholesaling of Delaware's investment products.

CEDED REINSURANCE CONTRACTS
As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.8 billion and $2.4 billion as of December 31, 2010 and 2009, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                                                                   MORTALITY &
                                                                                                     EXPENSE
                                                               CONTRACT                 CONTRACT    GUARANTEE
                                                               PURCHASES               REDEMPTIONS   CHARGES
                                                               DUE FROM                  DUE TO    PAYABLE TO
                                                              THE LINCOLN              THE LINCOLN THE LINCOLN
                                                               NATIONAL                 NATIONAL    NATIONAL
                                                                 LIFE                     LIFE        LIFE
                                                               INSURANCE                INSURANCE   INSURANCE
SUBACCOUNT                                       INVESTMENTS    COMPANY   TOTAL ASSETS   COMPANY     COMPANY    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A            $  1,409,386   $    --   $  1,409,386  $    192     $    7    $  1,409,187
ABVPSF Growth and Income Class A                    7,742,683        --      7,742,683       512         10       7,742,161
ABVPSF International Value Class A                  6,486,483        --      6,486,483   105,635          3       6,380,845
ABVPSF Large Cap Growth Class A                       111,185        --        111,185        --          1         111,184
ABVPSF Small/Mid Cap Value Class A                 12,372,377        --     12,372,377    21,433         56      12,350,888
American Century VP Income & Growth Class I         4,415,243        --      4,415,243        --         39       4,415,204
American Century VP Inflation Protection Class
  II                                               12,642,895        --     12,642,895    20,164         53      12,622,678
American Century VP International Class I           2,445,165        --      2,445,165        --         13       2,445,152
American Funds Bond Class 2                             2,717        --          2,717        --         --           2,717
American Funds Global Growth Class 2               10,441,937       469     10,442,406        --         73      10,442,333
American Funds Global Small Capitalization
  Class 2                                           9,480,861        --      9,480,861     2,529         28       9,478,304
American Funds Growth Class 2                      52,789,946        --     52,789,946    50,972        185      52,738,789
American Funds Growth-Income Class 2               10,805,541        --     10,805,541     1,722         85      10,803,734
American Funds High-Income Bond Class 2             7,200,774     1,373      7,202,147        --         42       7,202,105
American Funds International Class 2               44,700,994    69,550     44,770,544        --        203      44,770,341
American Funds U.S. Government/AAA-Rated
  Securities Class 2                               15,999,981        --     15,999,981       300         89      15,999,592
BlackRock Global Allocation V.I. Class I            1,446,851       527      1,447,378        --          1       1,447,377
Delaware VIP Diversified Income Standard
  Class                                            27,450,449    20,492     27,470,941        --         39      27,470,902
Delaware VIP Emerging Markets Standard Class       24,999,656        --     24,999,656     2,578         74      24,997,004
Delaware VIP High Yield Standard Class             15,823,403     1,922     15,825,325        --         66      15,825,259
Delaware VIP International Value Equity
  Standard Class                                        3,132        --          3,132        --         --           3,132
Delaware VIP Limited-Term Diversified Income
  Standard Class                                    4,655,083       524      4,655,607        --         10       4,655,597
Delaware VIP REIT Standard Class                   13,061,545        --     13,061,545        57         63      13,061,425
Delaware VIP Small Cap Value Standard Class        21,966,291        --     21,966,291     5,887         90      21,960,314
Delaware VIP Smid Cap Growth Standard Class         2,570,641        --      2,570,641        15         10       2,570,616
Delaware VIP U.S. Growth Standard Class               581,635        --        581,635        --         --         581,635
Delaware VIP Value Standard Class                  14,964,179        --     14,964,179     1,174         20      14,962,985
DWS VIP Alternative Asset Allocation Plus
  Class A                                             675,049       102        675,151        --         --         675,151
DWS VIP Equity 500 Index Class A                  149,384,010       111    149,384,121        --      1,256     149,382,865
DWS VIP Small Cap Index Class A                    96,008,057        --     96,008,057        66        884      96,007,107
Fidelity VIP Asset Manager Service Class            2,978,296        --      2,978,296        --         29       2,978,267
Fidelity VIP Contrafund Service Class              34,265,846       321     34,266,167        --        147      34,266,020
Fidelity VIP Equity-Income Service Class            9,166,486       246      9,166,732        --         81       9,166,651
Fidelity VIP Growth Service Class                   7,088,658         8      7,088,666        --         46       7,088,620
Fidelity VIP High Income Service Class                  4,959        --          4,959        --         --           4,959
Fidelity VIP Mid Cap Service Class                 23,684,492        --     23,684,492    21,609        111      23,662,772
Fidelity VIP Overseas Service Class                 6,956,090        68      6,956,158        --         47       6,956,111
FTVIPT Franklin Income Securities Class 1           3,858,657        --      3,858,657       675         13       3,857,969
FTVIPT Franklin Small-Mid Cap Growth
  Securities Class 1                                1,761,397        24      1,761,421        --          6       1,761,415
FTVIPT Franklin Small-Mid Cap Growth
  Securities Class 2                                1,835,802        --      1,835,802        --         11       1,835,791
FTVIPT Franklin U.S. Government Class 1             2,637,263     1,648      2,638,911        --          1       2,638,910
FTVIPT Mutual Shares Securities Class 1             8,729,308       146      8,729,454        --          8       8,729,446
FTVIPT Templeton Foreign Securities Class 2         1,803,339        --      1,803,339        --         14       1,803,325
FTVIPT Templeton Global Bond Securities
  Class 1                                           7,752,010     1,556      7,753,566        --         33       7,753,533
FTVIPT Templeton Growth Securities Class 1          1,763,081        --      1,763,081        --         11       1,763,070
FTVIPT Templeton Growth Securities Class 2             51,989        --         51,989        --         --          51,989
Janus Aspen Series Balanced Institutional Class       584,046        --        584,046        --          3         584,043
Janus Aspen Series Balanced Service Class           3,242,669        --      3,242,669        --         25       3,242,644

See accompanying notes.

                                                                                                       MORTALITY &
                                                                                                         EXPENSE
                                                               CONTRACT                   CONTRACT      GUARANTEE
                                                               PURCHASES                 REDEMPTIONS     CHARGES
                                                               DUE FROM                    DUE TO      PAYABLE TO
                                                              THE LINCOLN                THE LINCOLN   THE LINCOLN
                                                             NATIONAL LIFE              NATIONAL LIFE NATIONAL LIFE
                                                               INSURANCE                  INSURANCE     INSURANCE
SUBACCOUNT                                      INVESTMENTS     COMPANY    TOTAL ASSETS    COMPANY       COMPANY     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Enterprise Institutional
  Class                                         $  5,207,111   $     --    $  5,207,111   $     --        $ 30      $  5,207,081
Janus Aspen Series Enterprise Service Class        2,914,989         --       2,914,989         --          26         2,914,963
Janus Aspen Series Flexible Bond Institutional
  Class                                           57,780,530         --      57,780,530         --         320        57,780,210
Janus Aspen Series Flexible Bond Service
  Class                                            9,265,370     11,252       9,276,622         --          64         9,276,558
Janus Aspen Series Global Technology
  Service Class                                       73,824         --          73,824         --          --            73,824
Janus Aspen Series Worldwide Institutional
  Class                                            1,423,795         --       1,423,795         --           9         1,423,786
Janus Aspen Series Worldwide Service Class           432,812         --         432,812         --           5           432,807
LVIP Baron Growth Opportunities Standard
  Class                                            1,407,918         --       1,407,918         --           2         1,407,916
LVIP Baron Growth Opportunities Service
  Class                                           19,045,718         --      19,045,718      1,213          98        19,044,407
LVIP BlackRock Inflation Protected Bond
  Standard Class                                     918,089         63         918,152         --          --           918,152
LVIP Capital Growth Standard Class                    46,397         --          46,397         --          --            46,397
LVIP Cohen & Steers Global Real Estate
  Standard Class                                   4,390,061      1,280       4,391,341         --          18         4,391,323
LVIP Columbia Value Opportunities Standard
  Class                                               45,083         --          45,083         15          --            45,068
LVIP Delaware Bond Standard Class                107,426,341         --     107,426,341    120,276         660       107,305,405
LVIP Delaware Diversified Floating Rate
  Standard Class                                      35,355        270          35,625         --          --            35,625
LVIP Delaware Foundation Aggressive
  Allocation Standard Class                          844,401         --         844,401         --           5           844,396
LVIP Delaware Growth and Income Standard
  Class                                              332,304         --         332,304         --           3           332,301
LVIP Delaware Social Awareness Standard
  Class                                            1,597,314         --       1,597,314      4,509           7         1,592,798
LVIP Delaware Special Opportunities
  Standard Class                                   3,802,880         --       3,802,880         --           2         3,802,878
LVIP Global Income Standard Class                    324,786        652         325,438         --          --           325,438
LVIP Janus Capital Appreciation Standard
  Class                                            6,309,415         --       6,309,415      4,932          17         6,304,466
LVIP JPMorgan High Yield Standard Class              789,085         --         789,085         --          --           789,085
LVIP MFS International Growth Standard
  Class                                            1,285,755         --       1,285,755         60           2         1,285,693
LVIP MFS Value Standard Class                     15,222,801         --      15,222,801     48,992          14        15,173,795
LVIP Mid-Cap Value Standard Class                  1,099,292         13       1,099,305         --          --         1,099,305
LVIP Mondrian International Value Standard
  Class                                           19,375,787         --      19,375,787     48,071          65        19,327,651
LVIP Money Market Standard Class                 146,702,664    681,821     147,384,485         --         385       147,384,100
LVIP SSgA Bond Index Standard Class               11,992,916      2,305      11,995,221         --          32        11,995,189
LVIP SSgA Conservative Structured
  Allocation Standard Class                            1,082         --           1,082         --          --             1,082
LVIP SSgA Developed International 150
  Standard Class                                     130,952         --         130,952         --          --           130,952
LVIP SSgA Emerging Markets 100 Standard
  Class                                            1,631,762        137       1,631,899         --           2         1,631,897
LVIP SSgA Global Tactical Allocation
  Standard Class                                   1,561,293         --       1,561,293         --           6         1,561,287
LVIP SSgA International Index Standard
  Class                                            1,206,063         --       1,206,063         --           2         1,206,061
LVIP SSgA Large Cap 100 Standard Class                83,248         --          83,248         --          --            83,248
LVIP SSgA Moderate Structured Allocation
  Standard Class                                       1,079         --           1,079         --          --             1,079
LVIP SSgA Moderately Aggressive Index
  Allocation Standard Class                            1,858         --           1,858         --          --             1,858
LVIP SSgA Moderately Aggressive
  Structured Allocation Standard Class                   551         --             551         --          --               551
LVIP SSgA S&P 500 Index Standard Class            33,118,841         --      33,118,841    124,124         154        32,994,563
LVIP SSgA Small-Cap Index Standard Class          11,475,583         --      11,475,583     26,614          48        11,448,921
LVIP SSgA Small-Mid Cap 200 Standard
  Class                                            1,548,440         --       1,548,440         --           4         1,548,436
LVIP T. Rowe Price Growth Stock Standard
  Class                                            1,281,735        322       1,282,057         --           1         1,282,056
LVIP T. Rowe Price Structured Mid-Cap
  Growth Standard Class                            2,530,455         --       2,530,455         87          13         2,530,355
LVIP Templeton Growth Standard Class               1,477,046        160       1,477,206         --          14         1,477,192

See accompanying notes.

                                                                                                         MORTALITY &
                                                                                                           EXPENSE
                                                                 CONTRACT                   CONTRACT      GUARANTEE
                                                                 PURCHASES                 REDEMPTIONS     CHARGES
                                                                 DUE FROM                    DUE TO      PAYABLE TO
                                                                THE LINCOLN                THE LINCOLN   THE LINCOLN
                                                               NATIONAL LIFE              NATIONAL LIFE NATIONAL LIFE
                                                                 INSURANCE                  INSURANCE     INSURANCE
SUBACCOUNT                                         INVESTMENTS    COMPANY    TOTAL ASSETS    COMPANY       COMPANY    NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
LVIP Turner Mid-Cap Growth Standard Class          $3,162,499     $   77      $3,162,576     $    --         $--      $3,162,576
LVIP Wells Fargo Intrinsic Value Standard Class     3,462,411         23       3,462,434          --          20       3,462,414
LVIP Wilshire 2010 Profile Standard Class           2,918,197      6,400       2,924,597          --           6       2,924,591
LVIP Wilshire 2020 Profile Standard Class           5,304,061         --       5,304,061      35,700           8       5,268,353
LVIP Wilshire 2030 Profile Standard Class           2,719,055         --       2,719,055           7           9       2,719,039
LVIP Wilshire 2040 Profile Standard Class             759,917         --         759,917          --           1         759,916
LVIP Wilshire Conservative Profile Standard Class   3,042,692         --       3,042,692          --           4       3,042,688
LVIP Wilshire Moderate Profile Standard Class       6,093,244        145       6,093,389          --          37       6,093,352
LVIP Wilshire Moderately Aggressive Profile
  Standard Class                                    3,154,635          7       3,154,642          --           6       3,154,636
M Business Opportunity Value                          146,126         --         146,126          --          --         146,126
M Capital Appreciation                              1,012,567         --       1,012,567          --           8       1,012,559
M International Equity                              1,844,657         --       1,844,657          --          18       1,844,639
M Large Cap Growth                                    188,468         --         188,468          --          --         188,468
MFS VIT Core Equity Initial Class                     530,855         --         530,855          --           3         530,852
MFS VIT Growth Initial Class                        4,361,985         --       4,361,985          --           3       4,361,982
MFS VIT Research Initial Class                         71,158         --          71,158          --          --          71,158
MFS VIT Total Return Initial Class                  7,846,096        138       7,846,234          --          40       7,846,194
MFS VIT Utilities Initial Class                     8,493,185         --       8,493,185          --          63       8,493,122
NB AMT Mid-Cap Growth I Class                       9,189,787         39       9,189,826          --          55       9,189,771
NB AMT Partners I Class                               216,396         --         216,396          --           2         216,394
NB AMT Regency I Class                              5,505,231         --       5,505,231         251          31       5,504,949
Oppenheimer Main Street Fund/VA Class A                49,666         --          49,666          --          --          49,666
PIMCO VIT Commodity Real Return Administrative
  Class                                             2,263,130         --       2,263,130         591           2       2,262,537

See accompanying notes.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010

                                                             DIVIDENDS
                                                                FROM      MORTALITY AND        NET
                                                             INVESTMENT      EXPENSE       INVESTMENT
SUBACCOUNT                                                     INCOME   GUARANTEE CHARGES INCOME (LOSS)
-------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                        $   23,889     $  (1,944)     $   21,945
ABVPSF Growth and Income Class A                                     --        (3,400)         (3,400)
ABVPSF International Value Class A                              235,532        (3,829)        231,703
ABVPSF Large Cap Growth Class A                                   1,007          (494)            513
ABVPSF Small/Mid Cap Value Class A                               39,288       (16,657)         22,631
American Century VP Income & Growth Class I                      55,215       (12,144)         43,071
American Century VP Inflation Protection Class II               180,123       (18,101)        162,022
American Century VP International Class I                       102,892        (9,778)         93,114
American Funds Bond Class 2                                          83           (11)             72
American Funds Global Growth Class 2                            140,617       (24,745)        115,872
American Funds Global Small Capitalization Class 2              129,853        (8,896)        120,957
American Funds Growth Class 2                                   340,749       (69,217)        271,532
American Funds Growth-Income Class 2                            152,009       (32,650)        119,359
American Funds High-Income Bond Class 2                         504,785       (16,342)        488,443
American Funds International Class 2                            754,306       (58,632)        695,674
American Funds U.S. Government/AAA-Rated Securities Class 2     288,687       (28,870)        259,817
BlackRock Global Allocation V.I. Class I                         16,309        (2,113)         14,196
Delaware VIP Diversified Income Standard Class                1,084,174       (13,028)      1,071,146
Delaware VIP Emerging Markets Standard Class                    139,313       (21,764)        117,549
Delaware VIP High Yield Standard Class                          895,680       (25,400)        870,280
Delaware VIP International Value Equity Standard Class              111           (11)            100
Delaware VIP Limited-Term Diversified Income Standard Class      69,575        (4,360)         65,215
Delaware VIP REIT Standard Class                                320,320       (21,565)        298,755
Delaware VIP Small Cap Value Standard Class                     111,520       (28,803)         82,717
Delaware VIP Smid Cap Growth Standard Class                          --          (757)           (757)
Delaware VIP Trend Standard Class                                    --        (3,639)         (3,639)
Delaware VIP U.S. Growth Standard Class                             344          (137)            207
Delaware VIP Value Standard Class                               276,932        (6,129)        270,803
DWS VIP Alternative Asset Allocation Plus Class A                 3,090            --           3,090
DWS VIP Equity 500 Index Class A                              2,626,029      (436,873)      2,189,156
DWS VIP Small Cap Index Class A                                 736,879      (282,890)        453,989
Fidelity VIP Asset Manager Service Class                         44,558       (11,059)         33,499
Fidelity VIP Contrafund Service Class                           342,194       (52,400)        289,794
Fidelity VIP Equity-Income Service Class                        153,928       (26,652)        127,276
Fidelity VIP Growth Service Class                                10,976       (26,241)        (15,265)
Fidelity VIP High Income Service Class                              368           (19)            349
Fidelity VIP Mid Cap Service Class                               55,621       (34,833)         20,788
Fidelity VIP Overseas Service Class                              85,419       (16,525)         68,894
FTVIPT Franklin Income Securities Class 1                       271,361        (4,144)        267,217
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1              --        (3,492)         (3,492)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2              --        (2,537)         (2,537)
FTVIPT Franklin U.S. Government Class 1                          62,540          (697)         61,843
FTVIPT Mutual Shares Securities Class 1                         140,850        (2,135)        138,715
FTVIPT Templeton Foreign Securities Class 2                      26,922        (4,749)         22,173
FTVIPT Templeton Global Asset Allocation Class 2                     --          (132)           (132)
FTVIPT Templeton Global Bond Securities Class 1                 102,108        (9,824)         92,284
FTVIPT Templeton Growth Securities Class 1                       30,467        (4,186)         26,281
FTVIPT Templeton Growth Securities Class 2                          441           (88)            353
Janus Aspen Series Balanced Institutional Class                  28,999        (3,855)         25,144
Janus Aspen Series Balanced Service Class                        88,574        (9,486)         79,088
Janus Aspen Series Enterprise Institutional Class                 2,543        (9,846)         (7,303)
Janus Aspen Series Enterprise Service Class                          --        (7,844)         (7,844)
Janus Aspen Series Flexible Bond Institutional Class          2,193,477      (159,942)      2,033,535
Janus Aspen Series Flexible Bond Service Class                  304,825       (23,122)        281,703
Janus Aspen Series Global Technology Service Class                   --          (351)           (351)
Janus Aspen Series Worldwide Institutional Class                  6,321        (2,855)          3,466
Janus Aspen Series Worldwide Service Class                        1,921        (1,569)            352
LVIP Baron Growth Opportunities Standard Class                       --          (659)           (659)

                                                                         DIVIDENDS                    NET CHANGE      NET INCREASE
                                                                            FROM         TOTAL       IN UNREALIZED     (DECREASE)
                                                          NET REALIZED  NET REALIZED  NET REALIZED  APPRECIATION OR   IN NET ASSETS
                                                          GAIN (LOSS)     GAIN ON     GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                               ON INVESTMENTS INVESTMENTS  ON INVESTMENTS ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                     $    61,688    $       --   $    61,688     $   141,626      $   225,259
ABVPSF Growth and Income Class A                             (177,174)           --      (177,174)        970,221          789,647
ABVPSF International Value Class A                           (370,196)           --      (370,196)        582,133          443,640
ABVPSF Large Cap Growth Class A                               (11,035)           --       (11,035)          9,525             (997)
ABVPSF Small/Mid Cap Value Class A                            129,795            --       129,795       2,148,250        2,300,676
American Century VP Income & Growth Class I                  (286,724)           --      (286,724)        752,549          508,896
American Century VP Inflation Protection Class II             172,363            --       172,363         175,021          509,406
American Century VP International Class I                      26,249            --        26,249         408,384          527,747
American Funds Bond Class 2                                       (11)           --           (11)            105              166
American Funds Global Growth Class 2                           (6,195)           --        (6,195)        875,459          985,136
American Funds Global Small Capitalization Class 2             14,750            --        14,750       1,552,814        1,688,521
American Funds Growth Class 2                                (524,699)           --      (524,699)      8,263,441        8,010,274
American Funds Growth-Income Class 2                         (526,397)           --      (526,397)      1,405,025          997,987
American Funds High-Income Bond Class 2                       389,212            --       389,212         223,511        1,101,166
American Funds International Class 2                         (837,152)           --      (837,152)      2,563,626        2,422,148
American Funds U.S. Government/AAA-Rated Securities
  Class 2                                                     386,288        74,596       460,884          80,210          800,911
BlackRock Global Allocation V.I. Class I                       41,479         7,424        48,903          23,279           86,378
Delaware VIP Diversified Income Standard Class                276,433        54,309       330,742         379,829        1,781,717
Delaware VIP Emerging Markets Standard Class                  870,655            --       870,655       2,709,182        3,697,386
Delaware VIP High Yield Standard Class                        435,701            --       435,701         568,914        1,874,895
Delaware VIP International Value Equity Standard Class             49            --            49             150              299
Delaware VIP Limited-Term Diversified Income Standard
  Class                                                        19,654        16,072        35,726           4,118          105,059
Delaware VIP REIT Standard Class                             (949,146)           --      (949,146)      3,338,223        2,687,832
Delaware VIP Small Cap Value Standard Class                   348,086            --       348,086       4,607,884        5,038,687
Delaware VIP Smid Cap Growth Standard Class                     4,118            --         4,118         290,959          294,320
Delaware VIP Trend Standard Class                             360,196        80,721       440,917         (37,585)         399,693
Delaware VIP U.S. Growth Standard Class                         3,070            --         3,070          65,912           69,189
Delaware VIP Value Standard Class                            (126,970)           --      (126,970)      1,766,093        1,909,926
DWS VIP Alternative Asset Allocation Plus Class A               7,550         2,520        10,070          30,095           43,255
DWS VIP Equity 500 Index Class A                               78,211            --        78,211      17,653,237       19,920,604
DWS VIP Small Cap Index Class A                              (471,504)           --      (471,504)     20,879,358       20,861,843
Fidelity VIP Asset Manager Service Class                       65,025        14,547        79,572         322,274          435,345
Fidelity VIP Contrafund Service Class                      (1,249,180)       14,211    (1,234,969)      5,720,261        4,775,086
Fidelity VIP Equity-Income Service Class                     (287,348)           --      (287,348)      1,411,307        1,251,235
Fidelity VIP Growth Service Class                              15,217        24,779        39,996       1,836,457        1,861,188
Fidelity VIP High Income Service Class                            (31)           --           (31)            288              606
Fidelity VIP Mid Cap Service Class                            202,529        64,777       267,306       4,873,256        5,161,350
Fidelity VIP Overseas Service Class                          (242,466)       12,562      (229,904)        973,871          812,861
FTVIPT Franklin Income Securities Class 1                       9,525            --         9,525         202,972          479,714
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1       (12,346)           --       (12,346)        374,689          358,851
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2        24,051            --        24,051         315,349          336,863
FTVIPT Franklin U.S. Government Class 1                        11,173            --        11,173          28,437          101,453
FTVIPT Mutual Shares Securities Class 1                       (51,782)           --       (51,782)        801,940          888,873
FTVIPT Templeton Foreign Securities Class 2                   (14,952)           --       (14,952)        146,422          153,643
FTVIPT Templeton Global Asset Allocation Class 2              (46,184)           --       (46,184)         51,654            5,338
FTVIPT Templeton Global Bond Securities Class 1               237,258        16,147       253,405         552,248          897,937
FTVIPT Templeton Growth Securities Class 1                    (90,086)           --       (90,086)        140,286           76,481
FTVIPT Templeton Growth Securities Class 2                     (2,979)           --        (2,979)          7,349            4,723
Janus Aspen Series Balanced Institutional Class               219,855            --       219,855        (176,144)          68,855
Janus Aspen Series Balanced Service Class                       9,522            --         9,522         104,909          193,519
Janus Aspen Series Enterprise Institutional Class             304,212            --       304,212         715,668        1,012,577
Janus Aspen Series Enterprise Service Class                    65,445            --        65,445         526,094          583,695
Janus Aspen Series Flexible Bond Institutional Class       (1,199,153)    1,541,538       342,385          27,873        2,403,793
Janus Aspen Series Flexible Bond Service Class                 92,390       224,378       316,768           9,151          607,622
Janus Aspen Series Global Technology Service Class             17,741            --        17,741            (684)          16,706
Janus Aspen Series Worldwide Institutional Class               (9,243)           --        (9,243)        187,251          181,474
Janus Aspen Series Worldwide Service Class                        (75)           --           (75)         56,206           56,483
LVIP Baron Growth Opportunities Standard Class                 19,788            --        19,788         261,657          280,786

See accompanying notes.

                                                                      DIVIDENDS
                                                                         FROM      MORTALITY AND        NET
                                                                      INVESTMENT      EXPENSE       INVESTMENT
SUBACCOUNT                                                              INCOME   GUARANTEE CHARGES INCOME (LOSS)
----------------------------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities Service Class                         $       --     $ (32,269)     $  (32,269)
LVIP BlackRock Inflation Protected Bond Standard Class                     9,129            --           9,129
LVIP Capital Growth Standard Class                                            17            (9)              8
LVIP Cohen & Steers Global Real Estate Standard Class                         --        (1,315)         (1,315)
LVIP Columbia Value Opportunities Standard Class                              32            (4)             28
LVIP Delaware Bond Standard Class                                      3,900,978      (295,733)      3,605,245
LVIP Delaware Diversified Floating Rate Standard Class                       113            --             113
LVIP Delaware Foundation Aggressive Allocation Standard Class             22,426        (1,549)         20,877
LVIP Delaware Growth and Income Standard Class                             2,999          (964)          2,035
LVIP Delaware Social Awareness Standard Class                              7,920        (2,577)          5,343
LVIP Delaware Special Opportunities Standard Class                        22,716        (2,003)         20,713
LVIP Global Income Standard Class                                          7,490            --           7,490
LVIP Janus Capital Appreciation Standard Class                            39,479        (5,698)         33,781
LVIP JPMorgan High Yield Standard Class                                   22,022            --          22,022
LVIP MFS International Growth Standard Class                               8,653          (434)          8,219
LVIP MFS Value Standard Class                                            158,538        (4,764)        153,774
LVIP Mid-Cap Value Standard Class                                          1,903            --           1,903
LVIP Mondrian International Value Standard Class                         618,297       (21,613)        596,684
LVIP Money Market Standard Class                                          70,295      (212,788)       (142,493)
LVIP SSgA Bond Index Standard Class                                      146,095        (1,505)        144,590
LVIP SSgA Conservative Structured Allocation Standard Class                   --            --              --
LVIP SSgA Developed International 150 Standard Class                       1,465           (63)          1,402
LVIP SSgA Emerging Markets 100 Standard Class                             14,667          (451)         14,216
LVIP SSgA Global Tactical Allocation Standard Class                       15,494        (1,954)         13,540
LVIP SSgA International Index Standard Class                              15,002          (531)         14,471
LVIP SSgA Large Cap 100 Standard Class                                       906          (131)            775
LVIP SSgA Moderate Structured Allocation Standard Class                       --            --              --
LVIP SSgA Moderately Aggressive Index Allocation Standard Class               --            --              --
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class          --            --              --
LVIP SSgA S&P 500 Index Standard Class                                   248,921       (19,016)        229,905
LVIP SSgA Small-Cap Index Standard Class                                  40,323        (6,683)         33,640
LVIP SSgA Small-Mid Cap 200 Standard Class                                23,348        (1,315)         22,033
LVIP T. Rowe Price Growth Stock Standard Class                                --          (187)           (187)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                   --        (4,357)         (4,357)
LVIP Templeton Growth Standard Class                                      25,604        (4,535)         21,069
LVIP Turner Mid-Cap Growth Standard Class                                     --           (61)            (61)
LVIP Wells Fargo Intrinsic Value Standard Class                           30,828        (6,140)         24,688
LVIP Wilshire 2010 Profile Standard Class                                 26,844        (1,801)         25,043
LVIP Wilshire 2020 Profile Standard Class                                 33,603        (2,364)         31,239
LVIP Wilshire 2030 Profile Standard Class                                 13,373        (3,123)         10,250
LVIP Wilshire 2040 Profile Standard Class                                  5,504          (493)          5,011
LVIP Wilshire Conservative Profile Standard Class                        102,348        (1,625)        100,723
LVIP Wilshire Moderate Profile Standard Class                            194,572       (11,081)        183,491
LVIP Wilshire Moderately Aggressive Profile Standard Class                82,018        (2,747)         79,271
M Business Opportunity Value                                               4,890        (1,701)          3,189
M Capital Appreciation                                                     2,135        (2,794)           (659)
M International Equity                                                    58,553        (5,963)         52,590
M Large Cap Growth                                                         1,378            --           1,378
MFS VIT Core Equity Initial Class                                          4,392        (1,039)          3,353
MFS VIT Growth Initial Class                                               3,226          (765)          2,461
MFS VIT Research Initial Class                                               751          (235)            516
MFS VIT Total Return Initial Class                                       190,636       (13,499)        177,137
MFS VIT Utilities Initial Class                                          182,382       (17,708)        164,674
NB AMT Mid-Cap Growth I Class                                                 --       (22,979)        (22,979)
NB AMT Partners I Class                                                    1,447        (1,340)            107
NB AMT Regency I Class                                                    40,157       (11,020)         29,137
Oppenheimer Main Street Fund/VA Class A                                    1,406          (302)          1,104
PIMCO VIT Commodity Real Return Administrative Class                     157,037          (211)        156,826
Premier VIT OpCap Managed Class I                                             --          (277)           (277)

                                                                         DIVIDENDS                    NET CHANGE     NET INCREASE
                                                                            FROM         TOTAL       IN UNREALIZED    (DECREASE)
                                                          NET REALIZED  NET REALIZED  NET REALIZED  APPRECIATION OR  IN NET ASSETS
                                                          GAIN (LOSS)     GAIN ON     GAIN (LOSS)    DEPRECIATION      RESULTING
SUBACCOUNT                                               ON INVESTMENTS INVESTMENTS  ON INVESTMENTS ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Baron Growth Opportunities Service Class              $  203,633    $       --    $  203,633     $ 3,594,890     $3,766,254
LVIP BlackRock Inflation Protected Bond Standard Class            181            --           181         (10,837)        (1,527)
LVIP Capital Growth Standard Class                               (180)           --          (180)          6,780          6,608
LVIP Cohen & Steers Global Real Estate Standard Class          63,139            --        63,139         372,829        434,653
LVIP Columbia Value Opportunities Standard Class                1,274            --         1,274           5,139          6,441
LVIP Delaware Bond Standard Class                           4,562,783     2,227,145     6,789,928      (1,158,641)     9,236,532
LVIP Delaware Diversified Floating Rate Standard Class             38            --            38             (56)            95
LVIP Delaware Foundation Aggressive Allocation Standard
  Class                                                       (99,349)           --       (99,349)        179,120        100,648
LVIP Delaware Growth and Income Standard Class                  2,596            --         2,596          34,687         39,318
LVIP Delaware Social Awareness Standard Class                 (47,560)           --       (47,560)        170,727        128,510
LVIP Delaware Special Opportunities Standard Class              9,807            --         9,807         842,107        872,627
LVIP Global Income Standard Class                                 195            --           195           5,923         13,608
LVIP Janus Capital Appreciation Standard Class                137,606            --       137,606         373,071        544,458
LVIP JPMorgan High Yield Standard Class                            (1)           --            (1)        (10,223)        11,798
LVIP MFS International Growth Standard Class                    1,897            --         1,897         149,489        159,605
LVIP MFS Value Standard Class                                 130,353            --       130,353       1,116,520      1,400,647
LVIP Mid-Cap Value Standard Class                               9,636            --         9,636         161,818        173,357
LVIP Mondrian International Value Standard Class             (513,422)           --      (513,422)        428,214        511,476
LVIP Money Market Standard Class                                   36           543           579             (36)      (141,950)
LVIP SSgA Bond Index Standard Class                           161,193            --       161,193         134,379        440,162
LVIP SSgA Conservative Structured Allocation Standard
  Class                                                            (1)           --            (1)             (3)            (4)
LVIP SSgA Developed International 150 Standard Class             (451)           --          (451)          8,305          9,256
LVIP SSgA Emerging Markets 100 Standard Class                  36,633            --        36,633         258,129        308,978
LVIP SSgA Global Tactical Allocation Standard Class             3,081            --         3,081         142,893        159,514
LVIP SSgA International Index Standard Class                      605            --           605          63,190         78,266
LVIP SSgA Large Cap 100 Standard Class                         18,465            --        18,465          (8,367)        10,873
LVIP SSgA Moderate Structured Allocation Standard Class            (1)           --            (1)             (6)            (7)
LVIP SSgA Moderately Aggressive Index Allocation
  Standard Class                                                    1            --             1              54             55
LVIP SSgA Moderately Aggressive Structured Allocation
  Standard Class                                                   --            --            --               9              9
LVIP SSgA S&P 500 Index Standard Class                        543,605            --       543,605       2,238,740      3,012,250
LVIP SSgA Small-Cap Index Standard Class                      145,516            --       145,516       1,486,035      1,665,191
LVIP SSgA Small-Mid Cap 200 Standard Class                     75,211            --        75,211         206,445        303,689
LVIP T. Rowe Price Growth Stock Standard Class                 30,851            --        30,851         151,829        182,493
LVIP T. Rowe Price Structured Mid-Cap Growth Standard
  Class                                                        89,982            --        89,982         462,239        547,864
LVIP Templeton Growth Standard Class                         (107,211)           --      (107,211)        108,644         22,502
LVIP Turner Mid-Cap Growth Standard Class                      13,191            --        13,191         568,122        581,252
LVIP Wells Fargo Intrinsic Value Standard Class              (237,977)           --      (237,977)        693,777        480,488
LVIP Wilshire 2010 Profile Standard Class                      42,135            --        42,135         195,914        263,092
LVIP Wilshire 2020 Profile Standard Class                      22,748            --        22,748         410,899        464,886
LVIP Wilshire 2030 Profile Standard Class                      14,268            --        14,268         179,685        204,203
LVIP Wilshire 2040 Profile Standard Class                      45,249            --        45,249          39,136         89,396
LVIP Wilshire Conservative Profile Standard Class              23,510            --        23,510         137,294        261,527
LVIP Wilshire Moderate Profile Standard Class                  61,713            --        61,713         543,471        788,675
LVIP Wilshire Moderately Aggressive Profile Standard
  Class                                                        16,891            --        16,891         259,454        355,616
M Business Opportunity Value                                  (17,704)           --       (17,704)         38,726         24,211
M Capital Appreciation                                         43,146            --        43,146         219,234        261,721
M International Equity                                       (212,972)           --      (212,972)        245,493         85,111
M Large Cap Growth                                             18,775            --        18,775          53,180         73,333
MFS VIT Core Equity Initial Class                              35,040            --        35,040          31,564         69,957
MFS VIT Growth Initial Class                                   27,600            --        27,600         441,212        471,273
MFS VIT Research Initial Class                                  5,754            --         5,754           3,232          9,502
MFS VIT Total Return Initial Class                           (605,759)           --      (605,759)      1,096,340        667,718
MFS VIT Utilities Initial Class                               (81,017)           --       (81,017)        908,631        992,288
NB AMT Mid-Cap Growth I Class                               1,099,870            --     1,099,870       1,436,562      2,513,453
NB AMT Partners I Class                                      (107,712)           --      (107,712)        138,271         30,666
NB AMT Regency I Class                                        125,226            --       125,226       1,101,423      1,255,786
Oppenheimer Main Street Fund/VA Class A                        (9,217)           --        (9,217)         17,062          8,949
PIMCO VIT Commodity Real Return Administrative Class            5,088        36,300        41,388         224,498        422,712
Premier VIT OpCap Managed Class I                             (49,419)           --       (49,419)         63,756         14,060

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2010

                                      ABVPSF                                                           AMERICAN     AMERICAN
                                      GLOBAL       ABVPSF       ABVPSF       ABVPSF      ABVPSF       CENTURY VP   CENTURY VP
                                     THEMATIC    GROWTH AND  INTERNATIONAL LARGE CAP  SMALL/MID CAP    INCOME &    INFLATION
                                      GROWTH       INCOME        VALUE       GROWTH       VALUE         GROWTH     PROTECTION
                                     CLASS A      CLASS A       CLASS A     CLASS A      CLASS A       CLASS I      CLASS II
                                    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1,
  2009                              $  541,716  $ 5,320,855   $ 4,297,109  $ 175,062  $  4,392,610    $3,588,965  $ 5,748,458
Changes From Operations:
   - Net investment income (loss)       (1,449)     179,810       118,056       (261)       38,751       164,714      137,339
   - Net realized gain (loss) on
     investments                       (53,213)  (1,014,325)   (1,285,367)   (18,410)   (1,033,924)     (745,403)       7,380
   - Net change in unrealized
     appreciation or depreciation
     on investments                    395,050    1,656,990     3,478,167     74,525     2,808,580     1,129,915      630,161
                                    ----------  -----------   -----------  ---------  ------------    ----------  -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                      340,388      822,475     2,310,856     55,854     1,813,407       549,226      774,880
Changes From Unit Transactions:
   - Contract purchases                131,947    1,514,732     2,087,238      4,372       905,115       630,834      703,087
   - Contract withdrawals              (94,117)    (253,114)     (348,260)    (3,507)     (233,209)     (530,555)    (606,035)
   - Contract transfers                475,020   (1,280,807)    1,842,248     (6,210)     (260,040)     (867,584)   4,095,330
                                    ----------  -----------   -----------  ---------  ------------    ----------  -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS               512,850      (19,189)    3,581,226     (5,345)      411,866      (767,305)   4,192,382
                                    ----------  -----------   -----------  ---------  ------------    ----------  -----------
TOTAL INCREASE
  (DECREASE) IN NET ASSETS             853,238      803,286     5,892,082     50,509     2,225,273      (218,079)   4,967,262
                                    ----------  -----------   -----------  ---------  ------------    ----------  -----------
NET ASSETS AT DECEMBER
  31, 2009                           1,394,954    6,124,141    10,189,191    225,571     6,617,883     3,370,886   10,715,720
Changes From Operations:
   - Net investment income (loss)       21,945       (3,400)      231,703        513        22,631        43,071      162,022
   - Net realized gain (loss) on
     investments                        61,688     (177,174)     (370,196)   (11,035)      129,795      (286,724)     172,363
   - Net change in unrealized
     appreciation or depreciation
     on investments                    141,626      970,221       582,133      9,525     2,148,250       752,549      175,021
                                    ----------  -----------   -----------  ---------  ------------    ----------  -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                      225,259      789,647       443,640       (997)    2,300,676       508,896      509,406
Changes From Unit Transactions:
   - Contract purchases                 72,590    1,470,269     1,982,481      6,423       959,457        40,718    1,183,671
   - Contract withdrawals             (748,097)    (489,123)     (515,581)    (2,783)     (361,734)     (682,291)  (1,053,417)
   - Contract transfers                464,481     (152,773)   (5,718,886)  (117,030)    2,834,606     1,176,995    1,267,298
                                    ----------  -----------   -----------  ---------  ------------    ----------  -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS              (211,026)     828,373    (4,251,986)  (113,390)    3,432,329       535,422    1,397,552
                                    ----------  -----------   -----------  ---------  ------------    ----------  -----------
TOTAL INCREASE
  (DECREASE) IN NET ASSETS              14,233    1,618,020    (3,808,346)  (114,387)    5,733,005     1,044,318    1,906,958
                                    ----------  -----------   -----------  ---------  ------------    ----------  -----------
NET ASSETS AT DECEMBER
  31, 2010                          $1,409,187  $ 7,742,161   $ 6,380,845  $ 111,184   $12,350,888    $4,415,204  $12,622,678
                                    ==========  ===========   ===========  =========  ============    ==========  ===========

                                                                           AMERICAN      AMERICAN
                                                  AMERICAN                  FUNDS      FUNDS GLOBAL    AMERICAN     AMERICAN
                                                 CENTURY VP    AMERICAN     GLOBAL        SMALL         FUNDS         FUNDS
                                                INTERNATIONAL FUNDS BOND    GROWTH    CAPITALIZATION    GROWTH    GROWTH-INCOME
                                                   CLASS I     CLASS 2     CLASS 2       CLASS 2       CLASS 2       CLASS 2
                                                 SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $ 3,846,683   $ 4,137   $ 7,906,680    $3,654,530   $26,878,115   $ 9,539,741
Changes From Operations:
   - Net investment income (loss)                     61,799       111       105,090         8,605       179,733       141,651
   - Net realized gain (loss) on investments        (442,528)     (185)     (663,318)     (881,938)   (4,409,077)   (1,127,698)
   - Net change in unrealized appreciation or
     depreciation on investments                   1,483,859       545     4,104,221     3,294,990    16,797,896     3,892,736
                                                 -----------   -------   -----------    ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                                       1,103,130       471     3,545,993     2,421,657    12,568,552     2,906,689
Changes From Unit Transactions:
   - Contract purchases                              102,743        --       698,346     1,651,046     5,304,106     1,405,194
   - Contract withdrawals                           (291,473)   (1,803)   (3,635,800)     (500,774)   (4,889,312)   (1,087,276)
   - Contract transfers                              (99,226)       --     1,757,423       (94,078)    5,695,536           946
                                                 -----------   -------   -----------    ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                      (287,956)   (1,803)   (1,180,031)    1,056,194     6,110,330       318,864
                                                 -----------   -------   -----------    ----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                             815,174    (1,332)    2,365,962     3,477,851    18,678,882     3,225,553
                                                 -----------   -------   -----------    ----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2009                    4,661,857     2,805    10,272,642     7,132,381    45,556,997    12,765,294
Changes From Operations:
   - Net investment income (loss)                     93,114        72       115,872       120,957       271,532       119,359
   - Net realized gain (loss) on investments          26,249       (11)       (6,195)       14,750      (524,699)     (526,397)
   - Net change in unrealized appreciation or
     depreciation on investments                     408,384       105       875,459     1,552,814     8,263,441     1,405,025
                                                 -----------   -------   -----------    ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                                         527,747       166       985,136     1,688,521     8,010,274       997,987
Changes From Unit Transactions:
   - Contract purchases                               80,292        --     1,326,818     1,400,920     6,652,414       661,697
   - Contract withdrawals                         (2,988,879)     (254)     (490,716)     (889,577)   (6,479,321)   (1,517,060)
   - Contract transfers                              164,135        --    (1,651,547)      146,059    (1,001,575)   (2,104,184)
                                                 -----------   -------   -----------    ----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                    (2,744,452)     (254)     (815,445)      657,402      (828,482)   (2,959,547)
                                                 -----------   -------   -----------    ----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                          (2,216,705)      (88)      169,691     2,345,923     7,181,792    (1,961,560)
                                                 -----------   -------   -----------    ----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2010                  $ 2,445,152   $ 2,717   $10,442,333    $9,478,304   $52,738,789   $10,803,734
                                                 ===========   =======   ===========    ==========   ===========   ===========

See accompanying notes.

                                                                               AMERICAN
                                                                                 FUNDS                   DELAWARE      DELAWARE
                                                    AMERICAN                     U.S.                       VIP          VIP
                                                      FUNDS       AMERICAN    GOVERNMENT/   BLACKROCK   DIVERSIFIED    EMERGING
                                                   HIGH-INCOME      FUNDS      AAA-RATED      GLOBAL      INCOME       MARKETS
                                                      BOND      INTERNATIONAL SECURITIES    ALLOCATION   STANDARD      STANDARD
                                                     CLASS 2       CLASS 2      CLASS 2    V.I. CLASS I    CLASS        CLASS
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $ 7,106,302   $23,693,090  $21,825,219   $       --  $12,773,937  $ 8,566,160
Changes From Operations:
   - Net investment income (loss)                      462,239       377,614      338,878       13,531      827,819      145,191
   - Net realized gain (loss) on investments          (725,657)   (3,458,089)     640,181          356       (8,640)    (423,126)
   - Net change in unrealized appreciation or
     depreciation on investments                     2,903,478    14,136,420     (543,783)      54,270    2,868,103    8,715,852
                                                   -----------   -----------  -----------   ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                    2,640,060    11,055,945      435,276       68,157    3,687,282    8,437,917
Changes From Unit Transactions:
   - Contract purchases                              1,426,106     3,376,137    1,602,821       34,395    3,335,109    3,003,574
   - Contract withdrawals                           (3,568,647)   (7,714,265)  (7,515,826)      (8,203)    (621,320)  (5,969,666)
   - Contract transfers                               (392,647)    3,403,117   (3,324,106)   1,501,031    2,432,548    4,624,550
                                                   -----------   -----------  -----------   ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS                            (2,535,188)     (935,011)  (9,237,111)   1,527,223    5,146,337    1,658,458
                                                   -----------   -----------  -----------   ----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                104,872    10,120,934   (8,801,835)   1,595,380    8,833,619   10,096,375
                                                   -----------   -----------  -----------   ----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                      7,211,174    33,814,024   13,023,384    1,595,380   21,607,556   18,662,535
Changes From Operations:
   - Net investment income (loss)                      488,443       695,674      259,817       14,196    1,071,146      117,549
   - Net realized gain (loss) on investments           389,212      (837,152)     460,884       48,903      330,742      870,655
   - Net change in unrealized appreciation or
     depreciation on investments                       223,511     2,563,626       80,210       23,279      379,829    2,709,182
                                                   -----------   -----------  -----------   ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                    1,101,166     2,422,148      800,911       86,378    1,781,717    3,697,386
Changes From Unit Transactions:
   - Contract purchases                              1,012,907     4,753,599      598,703      642,299    3,839,139    3,269,883
   - Contract withdrawals                           (1,426,630)   (4,962,031)  (2,738,175)     (76,403)    (868,598)  (2,341,283)
   - Contract transfers                               (696,512)    8,742,601    4,314,769     (800,277)   1,111,088    1,708,483
                                                   -----------   -----------  -----------   ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS                            (1,110,235)    8,534,169    2,175,297     (234,381)   4,081,629    2,637,083
                                                   -----------   -----------  -----------   ----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (9,069)   10,956,317    2,976,208     (148,003)   5,863,346    6,334,469
                                                   -----------   -----------  -----------   ----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2010                    $ 7,202,105   $44,770,341  $15,999,592   $1,447,377  $27,470,902  $24,997,004
                                                   ===========   ===========  ===========   ==========  ===========  ===========

See accompanying notes.

                                                                    DELAWARE
                                                      DELAWARE        VIP                     DELAWARE    DELAWARE
                                         DELAWARE        VIP      LIMITED-TERM   DELAWARE       VIP         VIP
                                           VIP      INTERNATIONAL DIVERSIFIED      VIP       SMALL CAP    SMID CAP   DELAWARE VIP
                                        HIGH YIELD  VALUE EQUITY     INCOME        REIT        VALUE       GROWTH       TREND
                                         STANDARD     STANDARD      STANDARD     STANDARD     STANDARD    STANDARD     STANDARD
                                          CLASS         CLASS        CLASS        CLASS        CLASS       CLASS        CLASS
                                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009          $ 6,527,752    $  3,921     $  986,396  $ 8,097,154  $14,954,392  $       --  $ 1,103,702
Changes From Operations:
   - Net investment income (loss)          577,692       2,108         34,953      363,620      132,033          --       (3,735)
   - Net realized gain (loss) on
   - investments                          (301,669)      1,008         10,953   (3,523,908)  (3,100,423)         --     (194,980)
   - Net change in unrealized
     appreciation or depreciation on
     investments                         2,989,855       5,294         74,218    5,380,379    7,314,134          --      930,579
                                       -----------    --------     ----------  -----------  -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS              3,265,878       8,410        120,124    2,220,091    4,345,744          --      731,864
Changes From Unit Transactions:
   - Contract purchases                    632,565       1,673        176,447    1,549,258    1,564,813          --      337,930
   - Contract withdrawals                 (923,676)    (68,109)       (92,938)  (1,842,055)  (4,058,349)         --     (120,877)
   - Contract transfers                    735,119      57,181         47,396      910,992   (1,401,855)         --      385,319
                                       -----------    --------     ----------  -----------  -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS         444,008      (9,255)       130,905      618,195   (3,895,391)         --      602,372
                                       -----------    --------     ----------  -----------  -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 3,709,886        (845)       251,029    2,838,286      450,353          --    1,334,236
                                       -----------    --------     ----------  -----------  -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2009         10,237,638       3,076      1,237,425   10,935,440   15,404,745          --    2,437,938
Changes From Operations:
   - Net investment income (loss)          870,280         100         65,215      298,755       82,717        (757)      (3,639)
   - Net realized gain (loss) on
     investments                           435,701          49         35,726     (949,146)     348,086       4,118      440,917
   - Net change in unrealized
     appreciation or depreciation on
     investments                           568,914         150          4,118    3,338,223    4,607,884     290,959      (37,585)
                                       -----------    --------     ----------  -----------  -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS              1,874,895         299        105,059    2,687,832    5,038,687     294,320      399,693
Changes From Unit Transactions:
   - Contract purchases                  1,124,091          --        898,224    1,621,667    1,783,190      57,888      283,075
   - Contract withdrawals               (1,930,322)       (243)      (438,386)  (2,001,984)  (3,604,431)    (11,650)    (634,307)
   - Contract transfers                  4,518,957          --      2,853,275     (181,530)   3,338,123   2,230,058   (2,486,399)
                                       -----------    --------     ----------  -----------  -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS       3,712,726        (243)     3,313,113     (561,847)   1,516,882   2,276,296   (2,837,631)
                                       -----------    --------     ----------  -----------  -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 5,587,621          56      3,418,172    2,125,985    6,555,569   2,570,616   (2,437,938)
                                       -----------    --------     ----------  -----------  -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2010        $15,825,259    $  3,132     $4,655,597  $13,061,425  $21,960,314  $2,570,616  $        --
                                       ===========    ========     ==========  ===========  ===========  ==========  ===========

                                   DELAWARE                   DWS VIP
                                   VIP U.S.                 ALTERNATIVE                    DWS VIP
                                    GROWTH    DELAWARE VIP     ASSET                      SMALL CAP   FIDELITY VIP  FIDELITY VIP
                                   STANDARD  VALUE STANDARD  ALLOCATION  DWS VIP EQUITY     INDEX     ASSET MANAGER  CONTRAFUND
                                    CLASS        CLASS      PLUS CLASS A 500 INDEX CLASS   CLASS A    SERVICE CLASS SERVICE CLASS
                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   A SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009     $ 213,031   $ 6,810,789    $      --    $ 96,570,761   $48,007,546   $2,177,062    $26,636,902
Changes From Operations:
   - Net investment income
     (loss)                             743       260,218           --       3,134,461     1,008,404       40,785        284,275
   - Net realized gain (loss)
     on investments                 (37,394)     (915,519)         667      (3,977,130)    1,695,617     (201,832)    (5,587,242)
   - Net change in unrealized
     appreciation or
     depreciation on investments    157,300     2,313,096        2,254      32,518,239    15,499,232      766,308     14,797,365
                                  ---------   -----------    ---------    ------------   -----------   ----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                        120,649     1,657,795        2,921      31,675,570    18,203,253      605,261      9,494,398
Changes From Unit Transactions:
   - Contract purchases             151,830     1,459,662       14,689      17,727,628    10,680,216      146,511      3,323,704
   - Contract withdrawals           (20,798)     (553,128)      (2,052)    (10,743,563)   (1,252,280)    (215,989)    (9,117,935)
   - Contract transfers             (65,290)    1,321,578      344,446       3,668,819     4,071,621     (282,155)       927,637
                                  ---------   -----------    ---------    ------------   -----------   ----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                       65,742     2,228,112      357,083      10,652,884    13,499,557     (351,633)    (4,866,594)
                                  ---------   -----------    ---------    ------------   -----------   ----------    -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        186,391     3,885,907      360,004      42,328,454    31,702,810      253,628      4,627,804
                                  ---------   -----------    ---------    ------------   -----------   ----------    -----------
NET ASSETS AT DECEMBER 31, 2009     399,422    10,696,696      360,004     138,899,215    79,710,356    2,430,690     31,264,706
Changes From Operations:
   - Net investment income
     (loss)                             207       270,803        3,090       2,189,156       453,989       33,499        289,794
   - Net realized gain (loss)
     on investments                   3,070      (126,970)      10,070          78,211      (471,504)      79,572     (1,234,969)
   - Net change in unrealized
     appreciation or
     depreciation on investments     65,912     1,766,093       30,095      17,653,237    20,879,358      322,274      5,720,261
                                  ---------   -----------    ---------    ------------   -----------   ----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                         69,189     1,909,926       43,255      19,920,604    20,861,843      435,345      4,775,086
Changes From Unit Transactions:
   - Contract purchases             122,972     2,124,363      418,285       4,196,527       968,248      119,915      3,135,629
   - Contract withdrawals          (137,831)     (473,377)     (31,726)     (9,583,655)   (1,650,193)    (740,508)    (4,402,727)
   - Contract transfers             127,883       705,377     (114,667)     (4,049,826)   (3,883,147)     732,825       (506,674)
                                  ---------   -----------    ---------    ------------   -----------   ----------    -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                      113,024     2,356,363      271,892      (9,436,954)   (4,565,092)     112,232     (1,773,772)
                                  ---------   -----------    ---------    ------------   -----------   ----------    -----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                        182,213     4,266,289      315,147      10,483,650    16,296,751      547,577      3,001,314
                                  ---------   -----------    ---------    ------------   -----------   ----------    -----------
NET ASSETS AT DECEMBER 31, 2010   $ 581,635   $14,962,985    $ 675,151    $149,382,865   $96,007,107   $2,978,267    $34,266,020
                                  =========   ===========    =========    ============   ===========   ==========    ===========

See accompanying notes.

                                                                                                                       FTVIPT
                                                                                                                      FRANKLIN
                                              FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  FIDELITY VIP     INCOME
                                              EQUITY-INCOME    GROWTH      HIGH INCOME     MID CAP      OVERSEAS     SECURITIES
                                              SERVICE CLASS SERVICE CLASS SERVICE CLASS SERVICE CLASS SERVICE CLASS   CLASS 1
                                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                  $ 7,314,548   $12,843,890     $ 4,954     $13,679,118   $ 5,448,181  $ 3,077,033
Changes From Operations:
   - Net investment income (loss)                  130,524        (5,138)        427          54,948        73,955      202,302
   - Net realized gain (loss) on investments    (1,300,994)   (2,338,470)       (411)     (2,270,996)   (1,193,468)    (680,519)
   - Net change in unrealized appreciation
     or depreciation on investments              3,366,944     5,020,623       2,001       8,013,574     2,626,270    1,173,460
                                               -----------   -----------     -------     -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      2,196,474     2,677,015       2,017       5,797,526     1,506,757      695,243
Changes From Unit Transactions:
   - Contract purchases                            330,569       644,517          --       1,780,888       376,399      759,638
   - Contract withdrawals                       (2,344,833)   (3,912,388)     (2,232)     (4,496,162)     (425,645)    (171,642)
   - Contract transfers                            410,322    (1,961,603)         --       1,070,019    (1,801,579)  (2,030,166)
                                               -----------   -----------     -------     -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS              (1,603,942)   (5,229,474)     (2,232)     (1,645,255)   (1,850,825)  (1,442,170)
                                               -----------   -----------     -------     -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            592,532    (2,552,459)       (215)      4,152,271      (344,068)    (746,927)
                                               -----------   -----------     -------     -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                  7,907,080    10,291,431       4,739      17,831,389     5,104,113    2,330,106
Changes From Operations:
   - Net investment income (loss)                  127,276       (15,265)        349          20,788        68,894      267,217
   - Net realized gain (loss) on investments      (287,348)       39,996         (31)        267,306      (229,904)       9,525
   - Net change in unrealized appreciation
     or depreciation on investments              1,411,307     1,836,457         288       4,873,256       973,871      202,972
                                               -----------   -----------     -------     -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      1,251,235     1,861,188         606       5,161,350       812,861      479,714
Changes From Unit Transactions:
   - Contract purchases                            983,686       548,383          --       1,972,009       413,496      270,912
   - Contract withdrawals                         (366,772)   (5,582,887)       (386)     (2,629,598)     (740,511)    (254,261)
   - Contract transfers                           (608,578)      (29,495)         --       1,327,622     1,366,152    1,031,498
                                               -----------   -----------     -------     -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS                   8,336    (5,063,999)       (386)        670,033     1,039,137    1,048,149
                                               -----------   -----------     -------     -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          1,259,571    (3,202,811)        220       5,831,383     1,851,998    1,527,863
                                               -----------   -----------     -------     -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2010                $ 9,166,651   $ 7,088,620     $ 4,959     $23,662,772   $ 6,956,111  $ 3,857,969
                                               ===========   ===========     =======     ===========   ===========  ===========

                                                         FTVIPT      FTVIPT                                            FTVIPT
                                                        FRANKLIN    FRANKLIN                   FTVIPT    FTVIPT      TEMPLETON
                                                       SMALL-MID   SMALL-MID      FTVIPT       MUTUAL    TEMPLETON     GLOBAL
                                                       CAP GROWTH  CAP GROWTH  FRANKLIN U.S.   SHARES    FOREIGN       ASSET
                                                       SECURITIES  SECURITIES   GOVERNMENT   SECURITIES  SECURITIES  ALLOCATION
                                                        CLASS 1     CLASS 2       CLASS 1     CLASS 1    CLASS 2      CLASS 2
                                                       SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                          $1,273,916  $  344,872   $  257,012   $4,310,873  $  941,362  $ 139,418
Changes From Operations:
   - Net investment income (loss)                          (3,981)     (1,621)      72,578      122,626      16,008     15,335
   - Net realized gain (loss) on investments             (357,063)    (45,554)       6,906     (757,084)   (248,339)   (61,557)
   - Net change in unrealized appreciation or
     depreciation on investments                          864,097     183,338      (23,686)   1,875,101     389,018     66,922
                                                       ----------  ----------   ----------   ----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              503,053     136,163       55,798    1,240,643     156,687     20,700
Changes From Unit Transactions:
   - Contract purchases                                   223,993       4,494      396,040    1,633,743          --         --
   - Contract withdrawals                                 (66,651)    (13,457)     (79,515)    (312,406)   (137,393)   (50,430)
   - Contract transfers                                  (583,869)    (70,741)   1,275,352       34,933     324,651     14,810
                                                       ----------  ----------   ----------   ----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                      (426,527)    (79,704)   1,591,877    1,356,270     187,258    (35,620)
                                                       ----------  ----------   ----------   ----------  ----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    76,526      56,459    1,647,675    2,596,913     343,945    (14,920)
                                                       ----------  ----------   ----------   ----------  ----------  ---------
NET ASSETS AT DECEMBER 31, 2009                         1,350,442     401,331    1,904,687    6,907,786   1,285,307    124,498
Changes From Operations:
   - Net investment income (loss)                          (3,492)     (2,537)      61,843      138,715      22,173       (132)
   - Net realized gain (loss) on investments              (12,346)     24,051       11,173      (51,782)    (14,952)   (46,184)
   - Net change in unrealized appreciation or
     depreciation on investments                          374,689     315,349       28,437      801,940     146,422     51,654
                                                       ----------  ----------   ----------   ----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                              358,851     336,863      101,453      888,873     153,643      5,338
Changes From Unit Transactions:
   - Contract purchases                                   249,909         332      275,197    2,184,852         384         70
   - Contract withdrawals                                (680,740)    (18,708)    (602,965)    (891,510)   (125,208)      (462)
   - Contract transfers                                   482,953   1,115,973      960,538     (360,555)    489,199   (129,444)
                                                       ----------  ----------   ----------   ----------  ----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  UNIT TRANSACTIONS                                        52,122   1,097,597      632,770      932,787     364,375   (129,836)
                                                       ----------  ----------   ----------   ----------  ----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   410,973   1,434,460      734,223    1,821,660     518,018   (124,498)
                                                       ----------  ----------   ----------   ----------  ----------  ---------
NET ASSETS AT DECEMBER 31, 2010                        $1,761,415  $1,835,791   $2,638,910   $8,729,446  $1,803,325  $      --
                                                       ==========  ==========   ==========   ==========  ==========  =========

See accompanying notes.

                                         FTVIPT       FTVIPT      FTVIPT                               JANUS ASPEN
                                        TEMPLETON   TEMPLETON   TEMPLETON  INVESCO V.I. INVESCO V.I.     SERIES      JANUS ASPEN
                                       GLOBAL BOND    GROWTH      GROWTH     CAPITAL    INTERNATIONAL   BALANCED       SERIES
                                       SECURITIES   SECURITIES  SECURITIES APPRECIATION    GROWTH     INSTITUTIONAL   BALANCED
                                         CLASS 1     CLASS 1     CLASS 2     SERIES I     SERIES I        CLASS     SERVICE CLASS
                                       SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009          $ 3,557,825  $2,028,296   $ 71,026    $ 40,865     $ 54,870     $ 2,993,388   $3,325,259
Changes From Operations:
   - Net investment income (loss)          666,059      66,662      1,835         (46)         (98)         55,074       79,900
   - Net realized gain (loss) on
     investments                            49,580    (389,738)   (45,059)    (22,047)     (15,237)          8,247       59,089
   - Net change in unrealized
     appreciation or depreciation on
     investments                            79,002     862,429     50,083      21,331       14,465         401,992      645,372
                                       -----------  ----------   --------    --------     --------     -----------   ----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                          794,641     539,353      6,859        (762)        (870)        465,313      784,361
Changes From Unit Transactions:
   - Contract purchases                    943,994     315,608         --       3,311        6,623          32,336       81,723
   - Contract withdrawals                 (409,169)   (973,478)   (37,400)       (624)      (1,302)       (886,928)    (122,975)
   - Contract transfers                  1,084,329    (176,060)   (18,869)    (42,790)     (59,321)       (388,248)    (378,593)
                                       -----------  ----------   --------    --------     --------     -----------   ----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS                 1,619,154    (833,930)   (56,269)    (40,103)     (54,000)     (1,242,840)    (419,845)
                                       -----------  ----------   --------    --------     --------     -----------   ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                          2,413,795    (294,577)   (49,410)    (40,865)     (54,870)       (777,527)     364,516
                                       -----------  ----------   --------    --------     --------     -----------   ----------
NET ASSETS AT DECEMBER 31,
  2009                                   5,971,620   1,733,719     21,616          --           --       2,215,861    3,689,775
Changes From Operations:
   - Net investment income (loss)           92,284      26,281        353          --           --          25,144       79,088
   - Net realized gain (loss) on
     investments                           253,405     (90,086)    (2,979)         --           --         219,855        9,522
   - Net change in unrealized
     appreciation or depreciation on
     investments                           552,248     140,286      7,349          --           --        (176,144)     104,909
                                       -----------  ----------   --------    --------     --------     -----------   ----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS                          897,937      76,481      4,723          --           --          68,855      193,519
Changes From Unit Transactions:
   - Contract purchases                  1,460,021     209,175         13          --           --           1,872      175,495
   - Contract withdrawals               (1,388,631)   (371,598)      (647)         --           --        (198,686)    (861,238)
   - Contract transfers                    812,586     115,293     26,284          --           --      (1,503,859)      45,093
                                       -----------  ----------   --------    --------     --------     -----------   ----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS                   883,976     (47,130)    25,650          --           --      (1,700,673)    (640,650)
                                       -----------  ----------   --------    --------     --------     -----------   ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                          1,781,913      29,351     30,373          --           --      (1,631,818)    (447,131)
                                       -----------  ----------   --------    --------     --------     -----------   ----------
NET ASSETS AT DECEMBER 31,
  2010                                 $ 7,753,533  $1,763,070   $ 51,989    $     --     $     --     $   584,043   $3,242,644
                                       ===========  ==========   ========    ========     ========     ===========   ==========

                                                                                JANUS       JANUS
                                                    JANUS                       ASPEN       ASPEN
                                                    ASPEN         JANUS        SERIES       SERIES        JANUS         JANUS
                                                   SERIES         ASPEN       FLEXIBLE     FLEXIBLE   ASPEN SERIES  ASPEN SERIES
                                                 ENTERPRISE      SERIES         BOND         BOND        GLOBAL       WORLDWIDE
                                                INSTITUTIONAL  ENTERPRISE   INSTITUTIONAL  SERVICE     TECHNOLOGY   INSTITUTIONAL
                                                    CLASS     SERVICE CLASS     CLASS       CLASS     SERVICE CLASS     CLASS
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $2,552,567    $ 3,473,960   $ 3,031,231  $4,939,318    $ 116,219    $  954,500
Changes From Operations:
   - Net investment income (loss)                   (11,077)        (7,391)      123,351     244,663         (458)        7,638
   - Net realized gain (loss) on investments       (170,165)      (326,153)       85,088      47,316      (25,208)     (236,061)
   - Net change in unrealized appreciation or
     depreciation on investments                  1,210,089      1,646,465       171,699     449,575       79,079       438,255
                                                 ----------    -----------   -----------  ----------    ---------    ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS                                 1,028,847      1,312,921       380,138     741,554       53,413       209,832
Changes From Unit Transactions:
   - Contract purchases                              16,585        102,704        20,070     287,281           --        19,809
   - Contract withdrawals                          (330,345)    (2,551,670)     (765,907)   (465,787)     (90,862)     (322,481)
   - Contract transfers                             (19,366)       (14,391)      (21,666)  1,618,266      103,242      (104,462)
                                                 ----------    -----------   -----------  ----------    ---------    ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                     (333,126)    (2,463,357)     (767,503)  1,439,760       12,380      (407,134)
                                                 ----------    -----------   -----------  ----------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                            695,721     (1,150,436)     (387,365)  2,181,314       65,793      (197,302)
                                                 ----------    -----------   -----------  ----------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2009                   3,248,288      2,323,524     2,643,866   7,120,632      182,012       757,198
Changes From Operations:
   - Net investment income (loss)                    (7,303)        (7,844)    2,033,535     281,703         (351)        3,466
   - Net realized gain (loss) on investments        304,212         65,445       342,385     316,768       17,741        (9,243)
   - Net change in unrealized appreciation or
     depreciation on investments                    715,668        526,094        27,873       9,151         (684)      187,251
                                                 ----------    -----------   -----------  ----------    ---------    ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS                                 1,012,577        583,695     2,403,793     607,622       16,706       181,474
Changes From Unit Transactions:
   - Contract purchases                               3,733         30,859         1,014     329,672          193         7,320
   - Contract withdrawals                           (95,125)       (62,387)     (359,590)   (711,799)      (1,283)      (45,053)
   - Contract transfers                           1,037,608         39,272    53,091,127   1,930,431     (123,804)      522,847
                                                 ----------    -----------   -----------  ----------    ---------    ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM UNIT TRANSACTIONS                            946,216          7,744    52,732,551   1,548,304     (124,894)      485,114
                                                 ----------    -----------   -----------  ----------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                          1,958,793        591,439    55,136,344   2,155,926     (108,188)      666,588
                                                 ----------    -----------   -----------  ----------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2010                  $5,207,081    $ 2,914,963   $57,780,210  $9,276,558    $  73,824    $1,423,786
                                                 ==========    ===========   ===========  ==========    =========    ==========

See accompanying notes.

                                                                                  LVIP
                                                       LVIP                    BLACKROCK                                LVIP
                                                       BARON         LVIP      INFLATION     LVIP         LVIP        COLUMBIA
                                         JANUS        GROWTH         BARON     PROTECTED   CAPITAL   COHEN & STEERS     VALUE
                                     ASPEN SERIES  OPPORTUNITIES    GROWTH        BOND      GROWTH       GLOBAL     OPPORTUNITIES
                                       WORLDWIDE     STANDARD    OPPORTUNITIES  STANDARD   STANDARD   REAL ESTATE     STANDARD
                                     SERVICE CLASS     CLASS     SERVICE CLASS   CLASS      CLASS    STANDARD CLASS     CLASS
                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009          $274,874     $  384,422    $10,154,589   $     --   $ 7,623     $  207,746      $   562
Changes From Operations:
   - Net investment income (loss)         2,181           (487)       (29,228)        --        90           (614)         148
   - Net realized gain (loss) on
     investments                        (43,777)       (39,255)    (1,442,867)        --      (575)       (75,793)         286
   - Net change in unrealized
     appreciation or depreciation
     on investments                     140,616        269,134      5,503,978         --     7,875        523,545        5,018
                                       --------     ----------    -----------   --------   -------     ----------      -------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS       99,020        229,392      4,031,883         --     7,390        447,138        5,452
Changes From Unit Transactions:
   - Contract purchases                      80        320,860      1,349,221         --    11,081        271,474        4,446
   - Contract withdrawals               (61,935)       (27,203)    (3,291,947)        --    (2,114)       (72,018)        (918)
   - Contract transfers                  58,517        122,199      1,954,780         --     7,998        925,338       20,928
                                       --------     ----------    -----------   --------   -------     ----------      -------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                           (3,338)       415,856         12,054         --    16,965      1,124,794       24,456
                                       --------     ----------    -----------   --------   -------     ----------      -------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 95,682        645,248      4,043,937         --    24,355      1,571,932       29,908
                                       --------     ----------    -----------   --------   -------     ----------      -------
NET ASSETS AT DECEMBER 31, 2009         370,556      1,029,670     14,198,526         --    31,978      1,779,678       30,470
Changes From Operations:
   - Net investment income (loss)           352           (659)       (32,269)     9,129         8         (1,315)          28
   - Net realized gain (loss) on
     investments                            (75)        19,788        203,633        181      (180)        63,139        1,274
   - Net change in unrealized
     appreciation or depreciation
     on investments                      56,206        261,657      3,594,890    (10,837)    6,780        372,829        5,139
                                       --------     ----------    -----------   --------   -------     ----------      -------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS       56,483        280,786      3,766,254     (1,527)    6,608        434,653        6,441
Changes From Unit Transactions:
   - Contract purchases                     201        249,187      1,601,144     47,279    11,238        638,743        7,885
   - Contract withdrawals                (3,102)       (21,577)    (2,425,626)    (7,944)   (1,522)      (122,763)      (1,664)
   - Contract transfers                   8,669       (130,150)     1,904,109    880,344    (1,905)     1,661,012        1,936
                                       --------     ----------    -----------   --------   -------     ----------      -------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                            5,768         97,460      1,079,627    919,679     7,811      2,176,992        8,157
                                       --------     ----------    -----------   --------   -------     ----------      -------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                 62,251        378,246      4,845,881    918,152    14,419      2,611,645       14,598
                                       --------     ----------    -----------   --------   -------     ----------      -------
NET ASSETS AT DECEMBER 31, 2010        $432,807     $1,407,916    $19,044,407   $918,152   $46,397     $4,391,323      $45,068
                                       ========     ==========    ===========   ========   =======     ==========      =======

                                                          LVIP         LVIP
                                                        DELAWARE     DELAWARE      LVIP       LVIP         LVIP
                                             LVIP      DIVERSIFIED  FOUNDATION   DELAWARE   DELAWARE     DELAWARE       LVIP
                                           DELAWARE     FLOATING    AGGRESSIVE  GROWTH AND   SOCIAL       SPECIAL      GLOBAL
                                             BOND         RATE      ALLOCATION    INCOME   AWARENESS   OPPORTUNITIES   INCOME
                                           STANDARD     STANDARD     STANDARD    STANDARD   STANDARD     STANDARD     STANDARD
                                            CLASS         CLASS       CLASS       CLASS      CLASS         CLASS       CLASS
                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009            $ 80,674,315    $    --   $ 3,892,314   $191,925  $  727,631   $ 2,057,399   $     --
Changes From Operations:
   - Net investment income (loss)           4,136,960         --        12,773      2,467       3,518        22,842         --
   - Net realized gain (loss) on
     investments                           (1,145,929)        --    (1,672,703)   (29,917)    (51,987)      (97,841)        --
   - Net change in unrealized
     appreciation or depreciation on
     investments                           12,831,770         --     2,322,869     91,778     274,821       774,867          1
                                         ------------    -------   -----------   --------  ----------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                15,822,801         --       662,939     64,328     226,352       699,868          1
Changes From Unit Transactions:
   - Contract purchases                    12,152,933         --        38,808     86,627     152,465       712,428         --
   - Contract withdrawals                  (7,809,937)        --    (2,461,440)   (23,192)    (84,901)     (101,504)        --
   - Contract transfers                    11,017,632         --    (1,079,886)     4,163     (30,551)      (74,670)     1,156
                                         ------------    -------   -----------   --------  ----------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS         15,360,628         --    (3,502,518)    67,598      37,013       536,254      1,156
                                         ------------    -------   -----------   --------  ----------   -----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS    31,183,429         --    (2,839,579)   131,926     263,365     1,236,122      1,157
                                         ------------    -------   -----------   --------  ----------   -----------   --------
NET ASSETS AT DECEMBER 31, 2009           111,857,744         --     1,052,735    323,851     990,996     3,293,521      1,157
Changes From Operations:
   - Net investment income (loss)           3,605,245        113        20,877      2,035       5,343        20,713      7,490
   - Net realized gain (loss) on
     investments                            6,789,928         38       (99,349)     2,596     (47,560)        9,807        195
   - Net change in unrealized
     appreciation or depreciation on
     investments                           (1,158,641)       (56)      179,120     34,687     170,727       842,107      5,923
                                         ------------    -------   -----------   --------  ----------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                 9,236,532         95       100,648     39,318     128,510       872,627     13,608
Changes From Unit Transactions:
   - Contract purchases                     9,124,348      4,437        10,883     39,383     221,896     1,135,494     15,409
   - Contract withdrawals                 (11,408,113)      (320)     (172,349)   (16,797)    (39,558)     (301,822)    (4,809)
   - Contract transfers                   (11,505,106)    31,413      (147,521)   (53,454)    290,954    (1,196,942)   300,073
                                         ------------    -------   -----------   --------  ----------   -----------   --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS        (13,788,871)    35,530      (308,987)   (30,868)    473,292      (363,270)   310,673
                                         ------------    -------   -----------   --------  ----------   -----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS    (4,552,339)    35,625      (208,339)     8,450     601,802       509,357    324,281
                                         ------------    -------   -----------   --------  ----------   -----------   --------
NET ASSETS AT DECEMBER 31, 2010          $107,305,405    $35,625   $   844,396   $332,301  $1,592,798   $ 3,802,878   $325,438
                                         ============    =======   ===========   ========  ==========   ===========   ========

See accompanying notes.

                                                    LVIP                                                           LVIP
                                                   JANUS        LVIP      LVIP MFS                    LVIP       MONDRIAN
                                                  CAPITAL     JPMORGAN  INTERNATIONAL   LVIP MFS    MID-CAP    INTERNATIONAL
                                                APPRECIATION HIGH YIELD    GROWTH        VALUE       VALUE         VALUE
                                                  STANDARD    STANDARD    STANDARD      STANDARD    STANDARD     STANDARD
                                                   CLASS       CLASS        CLASS        CLASS       CLASS         CLASS
                                                 SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $2,985,496   $     --   $1,253,915   $ 3,512,447  $  174,820   $13,181,992
Changes From Operations:
   - Net investment income (loss)                    20,206         --        5,643       111,053       1,200       428,225
   - Net realized gain (loss) on investments       (276,326)        --     (543,962)     (211,916)    (22,531)   (1,821,650)
   - Net change in unrealized appreciation or
     depreciation on investments                  1,251,080         --      653,755     1,743,106     100,250     4,437,801
                                                 ----------   --------   ----------   -----------  ----------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                                        994,960         --      115,436     1,642,243      78,919     3,044,376
Changes From Unit Transactions:
   - Contract purchases                             728,179         --      225,128     1,764,878      66,343     1,982,991
   - Contract withdrawals                          (251,872)        --      (39,097)     (292,711)    (32,992)   (3,164,487)
   - Contract transfers                            (350,789)        --     (812,243)    3,685,792     207,160     1,446,435
                                                 ----------   --------   ----------   -----------  ----------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                      125,518         --     (626,212)    5,157,959     240,511       264,939
                                                 ----------   --------   ----------   -----------  ----------   -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                          1,120,478         --     (510,776)    6,800,202     319,430     3,309,315
                                                 ----------   --------   ----------   -----------  ----------   -----------
NET ASSETS AT DECEMBER 31, 2009                   4,105,974         --      743,139    10,312,649     494,250    16,491,307
Changes From Operations:
   - Net investment income (loss)                    33,781     22,022        8,219       153,774       1,903       596,684
   - Net realized gain (loss) on investments        137,606         (1)       1,897       130,353       9,636      (513,422)
   - Net change in unrealized appreciation or
     depreciation on investments                    373,071    (10,223)     149,489     1,116,520     161,818       428,214
                                                 ----------   --------   ----------   -----------  ----------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                                        544,458     11,798      159,605     1,400,647     173,357       511,476
Changes From Unit Transactions:
   - Contract purchases                             854,853     81,169      227,545     2,189,591     338,603     1,990,653
   - Contract withdrawals                          (487,339)    (9,266)     (61,953)   (1,736,198)    (47,831)   (2,619,570)
   - Contract transfers                           1,286,520    705,384      217,357     3,007,106     140,926     2,953,785
                                                 ----------   --------   ----------   -----------  ----------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                    1,654,034    777,287      382,949     3,460,499     431,698     2,324,868
                                                 ----------   --------   ----------   -----------  ----------   -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                          2,198,492    789,085      542,554     4,861,146     605,055     2,836,344
                                                 ----------   --------   ----------   -----------  ----------   -----------
NET ASSETS AT DECEMBER 31, 2010                  $6,304,466   $789,085   $1,285,693   $15,173,795  $1,099,305   $19,327,651
                                                 ==========   ========   ==========   ===========  ==========   ===========

                                                                               LVIP                                      LVIP
                                                                               SSGA                          LVIP        SSGA
                                                    LVIP          LVIP     CONSERVATIVE       LVIP           SSGA       GLOBAL
                                                   MONEY          SSGA      STRUCTURED        SSGA         EMERGING    TACTICAL
                                                   MARKET      BOND INDEX   ALLOCATION      DEVELOPED     MARKETS 100 ALLOCATION
                                                  STANDARD      STANDARD     STANDARD   INTERNATIONAL 150  STANDARD    STANDARD
                                                   CLASS         CLASS        CLASS      STANDARD CLASS      CLASS      CLASS
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                  $ 275,790,376  $   870,474     $   --        $     --      $       --  $  413,705
Changes From Operations:
   - Net investment income (loss)                    148,584       88,989         --           1,147           5,665      45,356
   - Net realized gain (loss) on investments           2,809       60,225         --             652          49,999       9,291
   - Net change in unrealized appreciation
     or depreciation on investments                      (77)      78,503         --            (695)        105,598     136,130
                                               -------------  -----------     ------        --------      ----------  ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                                         151,316      227,717         --           1,104         161,262     190,777
Changes From Unit Transactions:
   - Contract purchases                           99,727,939    1,719,269         --          19,602         320,780     379,709
   - Contract withdrawals                        (77,755,053)    (184,038)        --          (1,751)        (22,563)    (58,265)
   - Contract transfers                         (108,400,906)   4,346,715         --          70,727         241,108     (20,279)
                                               -------------  -----------     ------        --------      ----------  ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                   (86,428,020)   5,881,946         --          88,578         539,325     301,165
                                               -------------  -----------     ------        --------      ----------  ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                     (86,276,704)   6,109,663         --          89,682         700,587     491,942
                                               -------------  -----------     ------        --------      ----------  ----------
NET ASSETS AT DECEMBER 31, 2009                  189,513,672    6,980,137         --          89,682         700,587     905,647
Changes From Operations:
   - Net investment income (loss)                   (142,493)     144,590         --           1,402          14,216      13,540
   - Net realized gain (loss) on investments             579      161,193         (1)           (451)         36,633       3,081
   - Net change in unrealized appreciation
     or depreciation on investments                      (36)     134,379         (3)          8,305         258,129     142,893
                                               -------------  -----------     ------        --------      ----------  ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                                        (141,950)     440,162         (4)          9,256         308,978     159,514
Changes From Unit Transactions:
   - Contract purchases                           90,756,005    1,758,793         --          28,578         281,540     434,605
   - Contract withdrawals                        (20,461,059)  (2,222,078)       (42)         (4,264)        (43,240)   (131,954)
   - Contract transfers                         (112,282,568)   5,038,175      1,128           7,700         384,032     193,475
                                               -------------  -----------     ------        --------      ----------  ----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                   (41,987,622)   4,574,890      1,086          32,014         622,332     496,126
                                               -------------  -----------     ------        --------      ----------  ----------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                     (42,129,572)   5,015,052      1,082          41,270         931,310     655,640
                                               -------------  -----------     ------        --------      ----------  ----------
NET ASSETS AT DECEMBER 31, 2010                $ 147,384,100  $11,995,189     $1,082        $130,952      $1,631,897  $1,561,287
                                               =============  ===========     ======        ========      ==========  ==========

See accompanying notes.

                                                                                   LVIP       LVIP
                                                                        LVIP       SSGA       SSGA
                                             LVIP                       SSGA    MODERATELY MODERATELY     LVIP         LVIP
                                             SSGA          LVIP       MODERATE  AGGRESSIVE AGGRESSIVE     SSGA         SSGA
                                         INTERNATIONAL     SSGA      STRUCTURED   INDEX    STRUCTURED   S&P 500     SMALL-CAP
                                             INDEX     LARGE CAP 100 ALLOCATION ALLOCATION ALLOCATION    INDEX        INDEX
                                           STANDARD      STANDARD     STANDARD   STANDARD   STANDARD    STANDARD     STANDARD
                                             CLASS         CLASS       CLASS      CLASS      CLASS       CLASS        CLASS
                                          SUBACCOUNT    SUBACCOUNT   SUBACCOUNT SUBACCOUNT SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009             $       --     $     --      $   --     $   --      $ --    $ 5,433,508  $ 2,032,599
Changes From Operations:
   - Net investment income (loss)              4,938        1,026          --         --        --        193,164       28,643
   - Net realized gain (loss) on
     investments                               6,747        1,507          --         --        --       (655,829)    (126,546)
   - Net change in unrealized
     appreciation or depreciation on
     investments                              39,759       19,407          --         --        --      3,596,747    1,198,325
                                          ----------     --------      ------     ------      ----    -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   51,444       21,940          --         --        --      3,134,082    1,100,422
Changes From Unit Transactions:
   - Contract purchases                       29,230       39,908          --         --        --      1,962,661    1,088,989
   - Contract withdrawals                     (5,566)      (2,869)         --         --        --       (557,228)    (152,434)
   - Contract transfers                      312,884       40,482          --         --        --      8,858,517    1,622,067
                                          ----------     --------      ------     ------      ----    -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS           336,548       77,521          --         --        --     10,263,950    2,558,622
                                          ----------     --------      ------     ------      ----    -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS      387,992       99,461          --         --        --     13,398,032    3,659,044
                                          ----------     --------      ------     ------      ----    -----------  -----------
NET ASSETS AT DECEMBER 31, 2009              387,992       99,461          --         --        --     18,831,540    5,691,643
Changes From Operations:
   - Net investment income (loss)             14,471          775          --         --        --        229,905       33,640
   - Net realized gain (loss) on
     investments                                 605       18,465          (1)         1        --        543,605      145,516
   - Net change in unrealized
     appreciation or depreciation on
     investments                              63,190       (8,367)         (6)        54         9      2,238,740    1,486,035
                                          ----------     --------      ------     ------      ----    -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   78,266       10,873          (7)        55         9      3,012,250    1,665,191
Changes From Unit Transactions:
   - Contract purchases                      113,615       13,582          --      1,334        --      4,027,595    1,549,384
   - Contract withdrawals                    (22,556)      (4,160)        (42)      (215)      (22)    (1,127,151)    (190,383)
   - Contract transfers                      648,744      (36,508)      1,128        684       564      8,250,329    2,733,086
                                          ----------     --------      ------     ------      ----    -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM UNIT TRANSACTIONS           739,803      (27,086)      1,086      1,803       542     11,150,773    4,092,087
                                          ----------     --------      ------     ------      ----    -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS      818,069      (16,213)      1,079      1,858       551     14,163,023    5,757,278
                                          ----------     --------      ------     ------      ----    -----------  -----------
NET ASSETS AT DECEMBER 31, 2010           $1,206,061     $ 83,248      $1,079     $1,858      $551    $32,994,563  $11,448,921
                                          ==========     ========      ======     ======      ====    ===========  ===========

                                                                              LVIP
                                                   LVIP                   T. ROWE PRICE                 LVIP        LVIP
                                                   SSGA         LVIP       STRUCTURED       LVIP       TURNER    WELLS FARGO
                                                SMALL-MID   T. ROWE PRICE    MID-CAP     TEMPLETON    MID-CAP     INTRINSIC
                                                 CAP 200    GROWTH STOCK     GROWTH        GROWTH      GROWTH       VALUE
                                                 STANDARD     STANDARD      STANDARD      STANDARD    STANDARD    STANDARD
                                                  CLASS         CLASS         CLASS        CLASS       CLASS        CLASS
                                                SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                   $  176,877   $  355,403    $  488,631   $   170,226  $  621,207  $ 2,610,961
Changes From Operations:
   - Net investment income (loss)                   11,791          (58)       (1,361)       34,384         (24)      13,225
   - Net realized gain (loss) on investments         4,307      (25,542)      (50,407)      (26,113)    (94,663)  (1,218,265)
   - Net change in unrealized appreciation or
     depreciation on investments                   230,987      277,843       363,192       108,167     479,339    1,393,946
                                                ----------   ----------    ----------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                                       247,085      252,243       311,424       116,438     384,652      188,906
Changes From Unit Transactions:
   - Contract purchases                            117,806      314,568        64,341        48,233     335,980      205,482
   - Contract withdrawals                          (25,500)     (39,445)      (31,049)      (78,070)    (49,231)    (561,815)
   - Contract transfers                            438,784      106,535       440,561     2,131,735     258,108     (402,727)
                                                ----------   ----------    ----------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                     531,090      381,658       473,853     2,101,898     544,857     (759,060)
                                                ----------   ----------    ----------   -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                           778,175      633,901       785,277     2,218,336     929,509     (570,154)
                                                ----------   ----------    ----------   -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2009                    955,052      989,304     1,273,908     2,388,562   1,550,716    2,040,807
Changes From Operations:
   - Net investment income (loss)                   22,033         (187)       (4,357)       21,069         (61)      24,688
   - Net realized gain (loss) on investments        75,211       30,851        89,982      (107,211)     13,191     (237,977)
   - Net change in unrealized appreciation or
     depreciation on investments                   206,445      151,829       462,239       108,644     568,122      693,777
                                                ----------   ----------    ----------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS                                       303,689      182,493       547,864        22,502     581,252      480,488
Changes From Unit Transactions:
   - Contract purchases                            105,462      278,597        90,657       450,498     469,583      136,048
   - Contract withdrawals                         (179,358)     (50,443)     (101,627)      (46,332)   (101,922)    (367,830)
   - Contract transfers                            363,591     (117,895)      719,553    (1,338,038)    662,947    1,172,901
                                                ----------   ----------    ----------   -----------  ----------  -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                     289,695      110,259       708,583      (933,872)  1,030,608      941,119
                                                ----------   ----------    ----------   -----------  ----------  -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                           593,384      292,752     1,256,447      (911,370)  1,611,860    1,421,607
                                                ----------   ----------    ----------   -----------  ----------  -----------
NET ASSETS AT DECEMBER 31, 2010                 $1,548,436   $1,282,056    $2,530,355   $ 1,477,192  $3,162,576  $ 3,462,414
                                                ==========   ==========    ==========   ===========  ==========  ===========

See accompanying notes.

                                                                                LVIP        LVIP                   LVIP WILSHIRE
                                       LVIP          LVIP          LVIP       WILSHIRE    WILSHIRE   LVIP WILSHIRE  MODERATELY
                                   WILSHIRE 2010 WILSHIRE 2020 WILSHIRE 2030    2040    CONSERVATIVE   MODERATE     AGGRESSIVE
                                      PROFILE       PROFILE       PROFILE     PROFILE     PROFILE       PROFILE       PROFILE
                                     STANDARD      STANDARD      STANDARD     STANDARD    STANDARD     STANDARD      STANDARD
                                       CLASS         CLASS         CLASS       CLASS       CLASS         CLASS         CLASS
                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1,
  2009                              $   77,815    $  520,313    $  317,469    $ 87,758   $1,106,964   $ 2,261,206   $ 1,527,078
Changes From Operations:
   - Net investment income (loss)       21,730        15,261         8,626       4,365       60,172       168,653       119,368
   - Net realized gain (loss) on
     investments                       143,181       (41,147)       (8,523)      5,211       (5,664)      (60,073)       (8,347)
   - Net change in unrealized
     appreciation or depreciation
     on investments                    211,284       201,478       127,958     101,568      261,800       779,703       593,757
                                    ----------    ----------    ----------    --------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM OPERATIONS
                                       376,195       175,592       128,061     111,144      316,308       888,283       704,778
Changes From Unit Transactions:
   - Contract purchases                271,350       178,368        79,982      84,637      209,521       339,539     1,166,755
   - Contract withdrawals              (82,253)      (50,749)      (24,955)    (40,955)     (54,023)     (133,609)     (181,369)
   - Contract transfers                784,395       106,235        59,002     173,301       34,022     1,365,405        69,064
                                    ----------    ----------    ----------    --------   ----------   -----------   -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                        973,492       233,854       114,029     216,983      189,520     1,571,335     1,054,450
                                    ----------    ----------    ----------    --------   ----------   -----------   -----------
                                     1,349,687       409,446       242,090     328,127      505,828     2,459,618     1,759,228
                                    ----------    ----------    ----------    --------   ----------   -----------   -----------
Changes From Operations:             1,427,502       929,759       559,559     415,885    1,612,792     4,720,824     3,286,306
   - Net investment income (loss)
   - Net realized gain (loss) on
     investments                        25,043        31,239        10,250       5,011      100,723       183,491        79,271
   - Net change in unrealized
     appreciation or depreciation
     on investments                     42,135        22,748        14,268      45,249       23,510        61,713        16,891
                                       195,914       410,899       179,685      39,136      137,294       543,471       259,454
                                    ----------    ----------    ----------    --------   ----------   -----------   -----------
Changes From Unit Transactions:        263,092       464,886       204,203      89,396      261,527       788,675       355,616
   - Contract purchases
   - Contract withdrawals              589,662     1,900,561       392,243     123,443      226,785     2,536,027       803,232
   - Contract transfers               (113,425)     (242,775)      (84,706)    (48,354)    (364,846)     (502,714)     (251,539)
                                       757,760     2,215,922     1,647,740     179,546    1,306,430    (1,449,460)   (1,038,979)
                                    ----------    ----------    ----------    --------   ----------   -----------   -----------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS             1,233,997     3,873,708     1,955,277     254,635    1,168,369       583,853      (487,286)
                                    ----------    ----------    ----------    --------   ----------   -----------   -----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                      1,497,089     4,338,594     2,159,480     344,031    1,429,896     1,372,528      (131,670)
                                    ----------    ----------    ----------    --------   ----------   -----------   -----------
NET ASSETS AT DECEMBER 31,
  2010                              $2,924,591    $5,268,353    $2,719,039    $759,916   $3,042,688   $ 6,093,352   $ 3,154,636
                                    ==========    ==========    ==========    ========   ==========   ===========   ===========

                                    M BUSINESS                                             MFS VIT       MFS VIT       MFS VIT
                                    OPPORTUNITY  M CAPITAL   M INTERNATIONAL  M LARGE    CORE EQUITY     GROWTH       RESEARCH
                                       VALUE    APPRECIATION     EQUITY      CAP GROWTH INITIAL CLASS INITIAL CLASS INITIAL CLASS
                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009        $ 357,205   $  588,229    $1,209,719    $ 271,967    $120,630     $  358,411     $133,152
Changes From Operations:
   - Net investment income (loss)        2,505       (1,827)       39,520        2,109       1,279          4,028        1,475
   - Net realized gain (loss) on
     investments                       (10,504)     (69,476)      (77,904)     (39,492)    (12,157)       (70,668)      (9,535)
   - Net change in unrealized
     appreciation or depreciation
     on investments                    117,551      389,322       393,796      149,222      84,854        611,603       41,395
                                     ---------   ----------    ----------    ---------    --------     ----------     --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS     109,552      318,019       355,412      111,839      73,976        544,963       33,335
Changes From Unit Transactions:
   - Contract purchases                 89,568      167,681       386,328        7,779       8,568        600,468          270
   - Contract withdrawals              (25,238)    (145,784)      (73,952)     (33,232)     (5,645)      (187,004)     (20,798)
   - Contract transfers                120,556       15,834       164,717       26,081     214,376      1,127,635      (52,352)
                                     ---------   ----------    ----------    ---------    --------     ----------     --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                         184,886       37,731       477,093          628     217,299      1,541,099      (72,880)
                                     ---------   ----------    ----------    ---------    --------     ----------     --------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                               294,438      355,750       832,505      112,467     291,275      2,086,062      (39,545)
                                     ---------   ----------    ----------    ---------    --------     ----------     --------
NET ASSETS AT DECEMBER 31, 2009        651,643      943,979     2,042,224      384,434     411,905      2,444,473       93,607
Changes From Operations:
   - Net investment income (loss)        3,189         (659)       52,590        1,378       3,353          2,461          516
   - Net realized gain (loss) on
     investments                       (17,704)      43,146      (212,972)      18,775      35,040         27,600        5,754
   - Net change in unrealized
     appreciation or depreciation
     on investments                     38,726      219,234       245,493       53,180      31,564        441,212        3,232
                                     ---------   ----------    ----------    ---------    --------     ----------     --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS      24,211      261,721        85,111       73,333      69,957        471,273        9,502
Changes From Unit Transactions:
   - Contract purchases                  8,899      100,595       113,527       15,806       9,009        711,331           61
   - Contract withdrawals              (34,793)    (135,975)     (104,130)    (282,958)    (44,415)       (88,251)      (2,205)
   - Contract transfers               (503,834)    (157,761)     (292,093)      (2,147)     84,396        823,156      (29,807)
                                     ---------   ----------    ----------    ---------    --------     ----------     --------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM UNIT
  TRANSACTIONS                        (529,728)    (193,141)     (282,696)    (269,299)     48,990      1,446,236      (31,951)
                                     ---------   ----------    ----------    ---------    --------     ----------     --------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                              (505,517)      68,580      (197,585)    (195,966)    118,947      1,917,509      (22,449)
                                     ---------   ----------    ----------    ---------    --------     ----------     --------
NET ASSETS AT DECEMBER 31, 2010      $ 146,126   $1,012,559    $1,844,639    $ 188,468    $530,852     $4,361,982     $ 71,158
                                     =========   ==========    ==========    =========    ========     ==========     ========

See accompanying notes.

                                                                                 NB AMT                           OPPENHEIMER
                                                     MFS VIT       MFS VIT      MID-CAP      NB AMT     NB AMT    MAIN STREET
                                                  TOTAL RETURN    UTILITIES     GROWTH I   PARTNERS I REGENCY I     FUND/VA
                                                  INITIAL CLASS INITIAL CLASS    CLASS       CLASS      CLASS       CLASS A
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $13,305,460   $5,078,131   $ 8,202,421  $ 353,348  $3,234,220   $105,575
Changes From Operations:
   - Net investment income (loss)                      470,670      246,883       (23,964)     9,264      71,325      1,733
   - Net realized gain (loss) on investments        (1,634,884)    (788,714)     (361,972)   (70,033)   (378,227)    (8,640)
   - Net change in unrealized appreciation or
     depreciation on investments                     3,232,662    2,059,834     2,795,405    239,061   1,967,741     36,904
                                                   -----------   ----------   -----------  ---------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                    2,068,448    1,518,003     2,409,469    178,292   1,660,839     29,997
Changes From Unit Transactions:
   - Contract purchases                                799,872      577,978       214,270        268     459,192      2,882
   - Contract withdrawals                           (3,859,702)    (836,616)     (538,205)    (9,923)   (741,543)    (9,971)
   - Contract transfers                               (964,226)    (360,399)     (179,708)    61,683     415,615      6,864
                                                   -----------   ----------   -----------  ---------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS                            (4,024,056)    (619,037)     (503,643)    52,028     133,264       (225)
                                                   -----------   ----------   -----------  ---------  ----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,955,608)     898,966     1,905,826    230,320   1,794,103     29,772
                                                   -----------   ----------   -----------  ---------  ----------   --------
NET ASSETS AT DECEMBER 31, 2009                     11,349,852    5,977,097    10,108,247    583,668   5,028,323    135,347
Changes From Operations:
   - Net investment income (loss)                      177,137      164,674       (22,979)       107      29,137      1,104
   - Net realized gain (loss) on investments          (605,759)     (81,017)    1,099,870   (107,712)    125,226     (9,217)
   - Net change in unrealized appreciation or
     depreciation on investments                     1,096,340      908,631     1,436,562    138,271   1,101,423     17,062
                                                   -----------   ----------   -----------  ---------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                      667,718      992,288     2,513,453     30,666   1,255,786      8,949
Changes From Unit Transactions:
   - Contract purchases                                990,815    1,005,563       224,746        244     426,362         60
   - Contract withdrawals                             (881,132)    (594,204)   (3,780,633)    (9,617)   (673,022)    (2,592)
   - Contract transfers                             (4,281,059)   1,112,378       123,958   (388,567)   (532,500)   (92,098)
                                                   -----------   ----------   -----------  ---------  ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM UNIT TRANSACTIONS                            (4,171,376)   1,523,737    (3,431,929)  (397,940)   (779,160)   (94,630)
                                                   -----------   ----------   -----------  ---------  ----------   --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,503,658)   2,516,025      (918,476)  (367,274)    476,626    (85,681)
                                                   -----------   ----------   -----------  ---------  ----------   --------
NET ASSETS AT DECEMBER 31, 2010                    $ 7,846,194   $8,493,122   $ 9,189,771  $ 216,394  $5,504,949   $ 49,666
                                                   ===========   ==========   ===========  =========  ==========   ========

                                                                              PIMCO VIT
                                                                              COMMODITY    PREMIER VIT
                                                                             REAL RETURN      OPCAP
                                                                            ADMINISTRATIVE   MANAGED
                                                                                CLASS        CLASS I
                                                                              SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                                                 $       --    $ 534,938
Changes From Operations:
   - Net investment income (loss)                                                 10,637       12,555
   - Net realized gain (loss) on investments                                      19,569     (171,569)
   - Net change in unrealized appreciation or depreciation on investments            746      253,729
                                                                              ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   30,952       94,715
Changes From Unit Transactions:
   - Contract purchases                                                           26,540        5,989
   - Contract withdrawals                                                         (4,705)    (231,497)
   - Contract transfers                                                          220,019     (132,647)
                                                                              ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS           241,854     (358,155)
                                                                              ----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          272,806     (263,440)
                                                                              ----------    ---------
NET ASSETS AT DECEMBER 31, 2009                                                  272,806      271,498
Changes From Operations:
   - Net investment income (loss)                                                156,826         (277)
   - Net realized gain (loss) on investments                                      41,388      (49,419)
   - Net change in unrealized appreciation or depreciation on investments        224,498       63,756
                                                                              ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  422,712       14,060
Changes From Unit Transactions:
   - Contract purchases                                                          249,740          124
   - Contract withdrawals                                                        (31,749)      (1,835)
   - Contract transfers                                                        1,349,028     (283,847)
                                                                              ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS         1,567,019     (285,558)
                                                                              ----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,989,731     (271,498)
                                                                              ----------    ---------
NET ASSETS AT DECEMBER 31, 2010                                               $2,262,537    $      --
                                                                              ==========    =========

See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1.   ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of five products as follows:

-    Lincoln CVUL

-    Lincoln CVUL Series III

-    Lincoln Corporate Commitment VUL

-    Lincoln Corporate Variable 4

-    Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred nineteen available mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Income & Growth Class I Fund
   American Century VP Inflation Protection Class II Fund
   American Century VP International Class I Fund

American Funds Insurance Series (American Funds):
   American Funds Bond Class 2 Fund
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds High-Income Bond Class 2 Fund
   American Funds International Class 2 Fund
   American Funds U.S. Government/AAA-Rated Securities Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund

Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP International Value Equity Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Small Cap Index Class A Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Service Class Portfolio
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP High Income Service Class Portfolio
   Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
   FTVIPT Franklin U.S. Government Class 1 Fund
   FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Invesco Variable Insurance Funds (Invesco V.I.):
   Invesco V.I. Capital Appreciation Series I Fund**
   Invesco V.I. International Growth Series I Fund**

Janus Aspen Series:
   Janus Aspen Series Balanced Institutional Class Portfolio Janus Aspen Series Balanced Service Class Portfolio
   Janus Aspen Series Enterprise Institutional Class Portfolio Janus Aspen Series Enterprise Service Class Portfolio
   Janus Aspen Series Flexible Bond Institutional Class Portfolio Janus Aspen Series Flexible Bond Service Class Portfolio
   Janus Aspen Series Global Technology Service Class Portfolio Janus Aspen Series Worldwide Institutional Class Portfolio Janus Aspen Series Worldwide Service Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Capital Growth Standard Class Fund
   LVIP Cohen & Steers Global Real Estate Standard Class Fund
   LVIP Columbia Value Opportunities Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP Janus Capital Appreciation Standard Class Fund
   LVIP JPMorgan High Yield Standard Class Fund
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund**
   LVIP SSgA Conservative Structured Allocation Standard Class Fund
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund**
   LVIP SSgA Moderate Structured Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP Templeton Growth Standard Class Fund
   LVIP Turner Mid-Cap Growth Standard Class Fund
   LVIP Wells Fargo Intrinsic Value Standard Class Fund
   LVIP Wilshire 2010 Profile Standard Class Fund
   LVIP Wilshire 2020 Profile Standard Class Fund
   LVIP Wilshire 2030 Profile Standard Class Fund
   LVIP Wilshire 2040 Profile Standard Class Fund
   LVIP Wilshire Conservative Profile Standard Class Fund
   LVIP Wilshire Moderate Profile Standard Class Fund
   LVIP Wilshire Moderately Aggressive Profile Standard Class Fund

M Fund, Inc. (M Fund):
   M Business Opportunity Value Fund
   M Capital Appreciation Fund
   M International Equity Fund
   M Large Cap Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series
   MFS VIT Growth Initial Class Series
   MFS VIT Research Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth I Class Portfolio NB AMT Partners I Class Portfolio NB AMT Regency I Class Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Main Street Fund/VA Class A

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Commodity Real Return Administrative Class Fund

Putnam Variable Trust (Putnam VT):
Putnam VT Growth & Income Class IB Fund**

*    Denotes an affiliate of the Company.

**   Availablefund with no money invested at December 31, 2010.

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on De-cember 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2009, the BlackRock Global Allocation V.I. Fund, the DWS VIP Alternative Assets Allocation Plus Class A Fund, the LVIP Global Income Fund and the PIMCO VIT Commodity Real Return Administrative Class Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

Also during 2009, the ABVPSF Global Technology Class A Fund changed its name to the ABVPSF Global Thematic Growth Class A Fund, the Delaware VIP Capital Reserves Standard Class Series changed its name to the Delaware VIP Limited-Term Diversified Income Standard Class Series, the FTVIPT Templeton Global Income Securities Fund changed its name to the FTVIPT Templeton Global Bond Securities Fund, the Janus Aspen Series Mid Cap Growth Portfolio changed its name to the Janus Aspen Series Enterprise Portfolio, the Janus Aspen Series Mid Cap Growth Service Shares Portfolio changed its name to the Janus Aspen Series Enterprise Service Shares Portfolio, the Janus Aspen Series Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio, the Janus Aspen Series Worldwide Growth Service Shares Portfolio changed its name to the Janus Aspen Series Worldwide Service Shares Portfolio, the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund and the M Fund Turner Core Growth Fund changed its name to the M Fund M Large Cap Growth Fund.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

During 2010, the LVIP BlackRock Inflation Protected Bond Standard Class Fund, the LVIP Delaware Diversified Floating Rate Standard Class Fund, the LVIP JPMorgan High Yield Standard Class Fund, the LVIP SSgA Conservative Index Allocation Standard Class Fund, the LVIP SSgA Conservative Structured Allocation Standard Class Fund, the LVIP SSgA Moderate Index Allocation Standard Class Fund, the LVIP SSgA Moderate Structured Allocation Standard Class Fund, the LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund and the LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010.

During 2010, the AIM Variable Insurance Funds, Inc. (AIM V.I.) family of funds changed its name to the In-vesco Variable Insurance Funds, Inc. (Invesco V.I.)

Also during 2010, the LVIP Marsico International Growth Standard Class Fund changed its name to the LVIP MFS International Growth Standard Class Fund, the LVIP Wilshire Aggressive Portfolio Standard Class Fund changed its name to the LVIP SSgA Global Tactical Allocation Standard Class Fund, the M Fund Brandes International Equity Fund changed its name to the M International Equity Fund, the M Fund Business Opportunity Value Fund changed its name to the M Business Opportunity Value Fund, the M Fund Frontier Capital Appreciation Fund changed its name to the M Capital Appreciation and the M Fund M Large Cap Growth Fund changed its name to the M Large Cap Growth Fund.

During 2010, the Delaware VIP Trend Standard Class Series merged into the Delaware VIP Smid Cap Growth Standard Class Series.

During 2010, the FTVIPT Templeton Global Asset Allocation Class 2 Fund and the Premier VIT OPCAP Managed Class I Portfolio ceased to be available as an investment option to Variable Account Contract owners.

2.   MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statements of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows.

- Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)

- Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

- Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

- Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lin-coln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $994,759 and $619,984 for the years ended December 31, 2010 and 2009, respectively.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2010 and 2009, amounted to $7,361,384 and $8,588,393, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2010 and 2009, amounted to $20,363,177 and $21,550,287, respectively.

Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subac-counts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4 and Lincoln Corporate Variable 5 products. For the years ended December 31, 2010 and 2009, no transfer fees were deducted from the variable subaccounts.

3.   FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            2010               0.00%   0.40%   $13.24   $15.23      96,961  $ 1,409,187   18.46%    18.93%     1.64%
            2009               0.00%   0.40%    11.13    12.83     113,067    1,394,954   52.87%    53.49%     0.00%
            2008               0.00%   0.70%     6.90     8.39      66,745      541,716  -47.74%   -47.37%     0.00%
            2007               0.00%   0.70%    13.20    16.00      97,190    1,474,105   19.36%    20.20%     0.00%
            2006               0.00%   0.70%    11.06    13.37      69,519      888,775    7.88%     8.53%     0.00%
ABVPSF GROWTH AND INCOME CLASS A
            2010               0.00%   0.40%    10.25    12.75     730,566    7,742,161   12.64%    13.09%     0.00%
            2009               0.00%   0.40%     9.06    11.28     650,419    6,124,141   20.34%    20.82%     4.04%
            2008               0.00%   0.40%     7.50     9.37     672,107    5,320,855  -40.84%   -40.60%     2.12%
            2007               0.00%   0.40%    12.63    15.83     621,451    9,094,966    4.70%     5.12%     1.48%
            2006               0.00%   0.40%    13.60    15.12     539,309    7,651,288   16.82%    17.17%     1.76%
ABVPSF INTERNATIONAL VALUE CLASS A
            2010               0.00%   0.40%     8.21     8.36     763,450    6,380,845    4.18%     4.59%     2.78%
            2009               0.00%   0.40%     7.88     8.00   1,275,666   10,189,191   34.14%    34.68%     1.73%
            2008               0.00%   0.40%     5.88     5.94     724,271    4,297,109  -53.37%   -53.18%     1.14%
            2007               0.00%   0.40%    12.60    12.68     403,599    5,117,308    5.42%     5.84%     1.04%
            2006   8/16/06     0.00%   0.40%    11.96    11.98      35,501      425,292   11.62%    15.61%     0.00%
ABVPSF LARGE CAP GROWTH CLASS A
            2010               0.10%   0.40%    11.49    13.56       9,051      111,184    9.66%     9.99%     0.63%
            2009               0.10%   0.40%    10.48    12.44      20,440      225,571   36.97%    37.38%     0.16%
            2008               0.10%   0.40%     7.65     9.08      21,350      175,062  -39.90%   -39.72%     0.00%
            2007               0.10%   0.40%    12.73    15.12      23,529      314,174   13.46%    13.80%     0.00%
            2006               0.10%   0.40%    11.22    13.32      22,882      267,524   -0.84%    -0.54%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2010               0.00%   0.70%    13.87    25.32     759,523   12,350,888   26.02%    26.91%     0.42%
            2009               0.00%   0.70%    10.93    20.03     532,537    6,617,883   41.86%    42.86%     0.95%
            2008               0.00%   0.70%     7.65    14.08     453,393    4,392,610  -36.03%   -35.58%     0.68%
            2007               0.00%   0.70%    11.87    21.94     446,304    7,004,591    0.99%     1.70%     0.81%
            2006               0.00%   0.70%    14.04    21.66     256,684    4,247,258   13.62%    14.31%     0.44%
AMERICAN CENTURY VP INCOME & GROWTH CLASS I
            2010               0.00%   0.40%    10.32    13.35     368,688    4,415,204   13.69%    14.15%     1.55%
            2009               0.00%   0.40%     9.04    11.71     305,621    3,370,886   17.63%    18.10%     5.01%
            2008               0.00%   0.40%     7.65     9.93     397,756    3,588,965  -34.85%   -34.59%     2.05%
            2007               0.00%   0.40%    11.70    15.23     350,708    4,701,879   -0.47%    -0.07%     1.92%
            2006               0.00%   0.40%    12.38    15.30     541,437    7,047,517   16.62%    16.97%     1.75%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            2010               0.00%   0.40%    12.64    13.70     993,607   12,622,678    4.68%     5.10%     1.63%
            2009               0.00%   0.40%    12.02    13.05     857,478   10,715,720    9.80%    10.24%     1.93%
            2008               0.00%   0.40%    10.91    11.85     500,536    5,748,458   -1.99%    -1.60%     4.71%
            2007               0.00%   0.40%    11.08    12.05     500,432    5,914,015    9.07%     9.51%     4.51%
            2006               0.00%   0.40%    10.65    11.02     403,959    4,384,685    1.17%     1.47%     3.23%
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            2010               0.00%   0.40%    12.49    17.90     188,628    2,445,152   12.84%    13.29%     2.51%
            2009               0.00%   0.70%    11.07    15.86     402,613    4,661,857   32.83%    33.76%     1.95%
            2008               0.00%   0.70%     8.31    11.91     446,394    3,846,683  -45.21%   -44.82%     0.84%
            2007               0.00%   0.70%    15.12    21.67     512,542    8,091,842   17.23%    18.06%     0.65%
            2006               0.00%   0.70%    12.86    18.43     487,968    6,524,421   24.53%    24.90%     1.50%
AMERICAN FUNDS BOND CLASS 2
            2010               0.40%   0.70%    16.12    16.63         164        2,717    5.70%     5.98%     2.96%
            2009               0.40%   0.70%    15.25    15.69         179        2,805   11.82%    12.14%     3.09%
            2008               0.40%   0.70%    13.64    13.99         296        4,137   -9.98%    -9.72%     5.45%
            2007               0.40%   0.70%    15.15    15.50         329        5,094    2.61%     2.92%     7.44%
            2006               0.40%   0.70%    14.76    15.06         357        5,375    6.24%     6.56%     5.37%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2010               0.00%   0.70%   $14.38   $17.85     634,578  $10,442,333   10.97%    11.75%     1.45%
            2009               0.00%   0.70%    12.86    15.99     691,576   10,272,642   41.31%    42.30%     1.32%
            2008               0.00%   0.70%     9.04    11.25     749,320    7,906,680  -38.82%   -38.39%     1.81%
            2007               0.00%   0.70%    14.67    18.27     690,252   11,863,124   14.05%    14.85%     2.80%
            2006               0.00%   0.70%    13.08    15.93     584,977    8,931,670   19.59%    20.31%     0.87%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2010               0.00%   0.70%    14.93    29.54     557,157    9,478,304   21.56%    22.41%     1.72%
            2009               0.00%   0.70%    12.19    24.23     504,295    7,132,381   60.17%    61.30%     0.32%
            2008               0.00%   0.70%     7.56    15.08     388,181    3,654,530  -53.85%   -53.52%     0.00%
            2007               0.00%   0.70%    16.26    32.57     300,738    6,370,986   20.58%    21.43%     3.23%
            2006               0.00%   0.70%    18.47    26.93     152,509    2,983,616   23.19%    23.93%     0.49%
AMERICAN FUNDS GROWTH CLASS 2
            2010               0.00%   0.70%    12.19    16.22   3,930,730   52,738,789   17.85%    18.68%     0.73%
            2009               0.00%   0.70%    10.27    13.72   3,928,782   45,556,997   38.44%    39.41%     0.68%
            2008               0.00%   0.70%     7.37     9.88   3,083,928   26,878,115  -44.36%   -43.97%     0.89%
            2007               0.00%   0.70%    13.15    17.71   2,623,405   41,814,324   11.56%    12.35%     0.86%
            2006               0.00%   0.70%    14.58    15.83   1,905,339   28,607,257    9.45%    10.11%     0.74%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2010               0.00%   0.70%    11.28    15.28     807,149   10,803,734   10.65%    11.43%     1.36%
            2009               0.00%   0.70%    10.13    13.77   1,022,864   12,765,294   30.33%    31.24%     1.65%
            2008               0.00%   0.70%     7.72    10.53     997,164    9,539,741  -38.28%   -37.85%     1.83%
            2007               0.00%   0.70%    12.41    17.02     866,568   13,389,092    4.31%     5.04%     1.44%
            2006               0.00%   0.70%    13.40    16.27     855,368   12,866,499   14.40%    15.09%     1.68%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2010               0.00%   0.70%    13.74    20.13     473,505    7,202,105   14.27%    15.07%     6.15%
            2009               0.00%   0.70%    11.94    17.57     531,861    7,211,174   37.98%    38.94%     6.08%
            2008               0.00%   0.70%     8.59    12.69     709,208    7,106,302  -24.37%   -23.84%     8.12%
            2007               0.00%   0.70%    11.28    16.73     533,442    7,234,227    0.63%     1.33%    10.55%
            2006               0.00%   0.70%    12.07    16.58     505,596    6,759,808    9.81%    10.48%     7.05%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2010               0.00%   0.70%    13.81    21.62   2,742,999   44,770,341    6.49%     7.23%     2.18%
            2009               0.00%   0.70%    12.88    20.24   2,147,527   33,814,024   42.07%    43.07%     1.49%
            2008               0.00%   0.70%     9.00    14.20   2,036,302   23,693,090  -42.53%   -42.12%     2.09%
            2007               0.00%   0.70%    15.56    24.64   1,828,374   38,041,078   19.19%    20.02%     1.72%
            2006               0.00%   0.70%    16.97    20.61   1,196,027   22,401,635   18.15%    18.86%     1.97%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2010               0.00%   0.70%    12.91    17.11   1,273,429   15,999,592    5.01%     5.75%     1.83%
            2009               0.00%   0.70%    12.21    16.25   1,011,492   13,023,384    1.79%     2.50%     2.01%
            2008               0.00%   0.70%    11.91    15.91   1,700,341   21,825,219    6.88%     7.63%     3.34%
            2007               0.00%   0.70%    11.07    14.85   1,007,733   12,091,512    5.74%     6.49%     7.66%
            2006               0.00%   0.70%    10.72    14.00     878,706   10,093,144    3.03%     3.65%     4.46%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            2010               0.00%   0.70%    12.80    12.89     112,339    1,447,377    9.62%    10.05%     1.25%
            2009    6/8/09     0.00%   0.40%    11.68    11.71     136,470    1,595,380    6.44%    13.76%     2.20%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            2010               0.00%   0.70%    15.06    16.65   1,804,385   27,470,902    7.30%     8.06%     4.60%
            2009               0.00%   0.70%    13.94    15.42   1,523,818   21,607,556   26.07%    26.96%     5.37%
            2008               0.00%   0.70%    10.98    12.16   1,148,077   12,773,937   -5.21%    -4.54%     3.92%
            2007               0.00%   0.70%    11.50    12.75     967,583   11,516,537    6.88%     7.63%     2.27%
            2006               0.00%   0.70%    11.52    11.86     417,289    4,805,843    7.17%     7.81%     1.39%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            2010               0.00%   0.70%    19.01    31.99   1,137,342   24,997,004   18.02%    18.49%     0.72%
            2009               0.00%   0.70%    16.04    27.03     961,520   18,662,535   77.40%    78.12%     1.16%
            2008               0.00%   0.40%     9.01    15.19     727,779    8,566,160  -51.75%   -51.56%     1.53%
            2007               0.00%   0.40%    18.59    31.39     612,517   16,702,656   38.30%    38.86%     1.36%
            2006               0.00%   0.40%    20.75    22.63     334,711    7,081,452   26.63%    27.01%     1.02%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------
DELAWARE VIP HIGH YIELD STANDARD CLASS
            2010               0.00%   0.70%   $15.08   $18.74   1,153,541  $ 15,825,259   14.51%    15.32%     6.98%
            2009               0.00%   0.70%    13.08    16.32     672,287    10,237,638   47.93%    48.97%     7.17%
            2008               0.00%   0.70%     8.78    11.00     618,485     6,527,752  -24.70%   -24.17%     8.54%
            2007               0.00%   0.70%    11.58    14.56     642,581     8,973,971    2.07%     2.80%     4.75%
            2006               0.00%   0.70%    12.67    14.22     199,634     2,745,343   11.66%    12.34%     5.78%
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
            2010               0.40%   0.40%    18.09    18.09         173         3,132   10.51%    10.51%     3.74%
            2009               0.40%   0.40%    16.37    16.37         188         3,076   34.19%    34.19%     7.77%
            2008               0.40%   0.40%    12.20    12.20         321         3,921  -42.65%   -42.65%     2.37%
            2007               0.40%   0.40%    21.27    21.27         357         7,598    4.81%     4.81%     2.10%
            2006               0.40%   0.40%    20.29    20.29         388         7,867   23.09%    23.09%     3.65%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            2010               0.00%   0.40%    12.70    12.86     362,785     4,655,597    4.02%     4.44%     2.23%
            2009               0.00%   0.40%    12.21    12.32     100,848     1,237,425   12.34%    12.79%     3.61%
            2008               0.00%   0.40%    10.87    10.95      90,637       986,396   -0.69%    -0.29%     4.65%
            2007               0.00%   0.40%    10.94    11.00      73,829       808,203    4.05%     4.46%     4.80%
            2006               0.00%   0.40%    10.52    10.52      65,258       686,206    4.14%     4.14%     4.54%
DELAWARE VIP REIT STANDARD CLASS
            2010               0.00%   0.70%    11.64    32.23     880,179    13,061,425   26.10%    26.99%     2.75%
            2009               0.00%   0.70%     9.16    25.48     891,397    10,935,440   22.45%    23.31%     4.53%
            2008               0.00%   0.70%     7.43    20.75     740,472     8,097,154  -35.51%   -35.06%     2.24%
            2007               0.00%   0.70%    11.44    32.08     621,642    10,462,111  -14.54%   -13.94%     1.35%
            2006               0.00%   0.70%    16.96    37.42     544,036    12,067,404   31.70%    32.49%     1.81%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            2010               0.00%   0.70%    13.52    30.70   1,329,795    21,960,314   31.35%    32.27%     0.62%
            2009               0.00%   0.70%    10.22    23.30   1,183,479    15,404,745   30.91%    31.83%     1.08%
            2008               0.00%   0.70%     7.75    17.75   1,386,606    14,954,392  -30.37%   -29.88%     0.73%
            2007               0.00%   0.70%    11.05    25.41   1,339,007    21,243,040   -7.27%    -6.62%     0.46%
            2006               0.00%   0.70%    15.29    27.32   1,641,046    29,353,829   15.38%    16.07%     0.25%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            2010   10/8/10     0.00%   0.70%    12.82    17.69     171,626     2,570,616   13.59%    13.77%     0.00%
DELAWARE VIP TREND STANDARD CLASS
            2009               0.00%   0.70%    10.33    12.96     212,489     2,437,938   53.65%    54.73%     0.00%
            2008               0.00%   0.70%     6.68     8.41     149,206     1,103,702  -47.11%   -46.74%     0.00%
            2007               0.00%   0.70%    12.54    15.85     139,153     1,982,668    9.98%    10.75%     0.00%
            2006               0.00%   0.70%    13.16    14.37      95,937     1,273,645    6.84%     7.49%     0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            2010               0.00%   0.40%    11.18    13.64      50,355       581,635   13.60%    13.90%     0.07%
            2009               0.00%   0.40%     9.82    12.00      39,314       399,422   42.77%    43.30%     0.28%
            2008               0.00%   0.40%     6.85     8.39      29,735       213,031  -42.89%   -42.66%     0.03%
            2007               0.00%   0.40%    14.62    14.66      20,580       266,536   12.12%    12.45%     0.00%
            2006               0.10%   0.40%    13.00    13.05      24,417       317,698    1.91%     2.21%     0.00%
DELAWARE VIP VALUE STANDARD CLASS
            2010               0.00%   0.40%    11.05    14.53   1,308,475    14,962,985   15.16%    15.63%     2.32%
            2009               0.00%   0.70%     9.56    12.60   1,077,238    10,696,696   17.14%    17.96%     3.18%
            2008               0.00%   0.70%     8.10    10.72     787,077     6,810,789  -33.89%   -33.42%     2.66%
            2007               0.00%   0.70%    12.17    16.17     717,160     9,357,316   -3.40%    -2.72%     1.11%
            2006               0.00%   0.70%    14.62    16.69     194,248     2,961,721   23.23%    23.98%     0.52%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2010               0.00%   0.00%    13.07    13.07      51,666       675,151   12.46%    12.46%     0.97%
            2009   5/29/09     0.00%   0.00%    11.62    11.62      30,983       360,004   12.27%    12.27%     0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2010               0.00%   0.70%    10.51    14.81  10,795,660   149,382,865   13.90%    14.70%     1.86%
            2009               0.00%   0.70%     9.20    12.96  11,475,664   138,899,215   25.44%    26.32%     2.94%
            2008               0.00%   0.70%     7.31    10.30  10,156,700    96,570,761  -37.59%   -37.15%     2.48%
            2007               0.00%   0.70%    11.68    16.44   8,960,882   133,791,103    4.56%     5.30%     1.48%
            2006               0.00%   0.70%    11.13    15.67   7,408,673   106,184,601   14.72%    15.41%     1.19%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX CLASS A
            2010               0.00%   0.70%   $12.30   $19.42   5,171,405  $96,007,107   25.51%    26.39%     0.88%
            2009               0.00%   0.70%     9.73    15.42   5,302,316   79,710,356   25.69%    26.57%     1.88%
            2008               0.00%   0.70%     7.69    12.23   4,040,124   48,007,546  -34.58%   -34.12%     1.69%
            2007               0.00%   0.70%    11.67    18.63   3,429,950   61,829,087   -2.58%    -1.90%     0.87%
            2006               0.00%   0.70%    14.68    19.05   2,818,219   52,804,059   17.02%    17.37%     0.65%
FIDELITY VIP ASSET MANAGER SERVICE CLASS
            2010               0.00%   0.40%    13.27    14.84     211,759    2,978,267   13.69%    14.14%     1.45%
            2009               0.00%   0.40%    11.63    13.02     192,578    2,430,690   28.43%    28.94%     2.09%
            2008               0.00%   0.40%     9.02    10.10     221,868    2,177,062  -29.10%   -28.82%     2.54%
            2007               0.00%   0.40%    12.67    14.21     216,395    2,974,347   14.90%    15.36%     8.98%
            2006               0.00%   0.40%    11.83    12.33     800,561    9,543,893    6.81%     7.13%     2.52%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2010               0.00%   0.70%    12.59    17.89   2,404,652   34,266,020   16.29%    17.11%     1.11%
            2009               0.00%   0.70%    10.75    15.33   2,450,468   31,264,706   34.72%    35.66%     1.16%
            2008               0.00%   0.70%     7.92    11.35   2,687,660   26,636,902  -43.01%   -42.61%     0.88%
            2007               0.00%   0.70%    13.80    19.85   2,510,102   44,893,903   16.69%    17.51%     0.88%
            2006               0.00%   0.70%    14.94    16.96   2,360,585   36,925,116   10.81%    11.48%     1.15%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            2010               0.10%   0.40%    13.65    13.70     670,881    9,166,651   14.63%    14.97%     1.84%
            2009               0.10%   0.40%    10.52    11.95     696,614    7,907,080   29.51%    29.90%     1.95%
            2008               0.10%   0.40%     8.11     9.23     829,588    7,314,548  -42.93%   -42.76%     2.84%
            2007               0.10%   0.40%    14.18    16.17     706,329   10,841,463    1.01%     1.32%     1.69%
            2006               0.10%   0.40%    14.01    16.01     698,318   10,627,773   19.60%    19.96%     3.15%
FIDELITY VIP GROWTH SERVICE CLASS
            2010               0.00%   0.70%     9.38    13.48     616,177    7,088,620   23.19%    24.06%     0.11%
            2009               0.00%   0.70%     7.59    10.91   1,259,182   10,291,431   27.23%    28.15%     0.26%
            2008               0.00%   0.70%     5.95     8.55   1,927,670   12,843,890  -47.60%   -47.23%     0.71%
            2007               0.00%   0.70%    11.31    16.26   1,742,706   21,698,039   25.98%    26.87%     0.65%
            2006               0.00%   0.70%     8.95    12.87   1,863,119   18,385,990    5.99%     6.63%     0.27%
FIDELITY VIP HIGH INCOME SERVICE CLASS
            2010               0.40%   0.70%    14.08    14.54         342        4,959   12.99%    13.34%     7.62%
            2009               0.40%   0.70%    12.46    12.83         370        4,739   42.77%    43.19%     7.88%
            2008               0.40%   0.70%     8.73     8.96         554        4,954  -25.59%   -25.37%     8.55%
            2007               0.40%   0.70%    11.73    12.00         609        7,297    1.94%     2.24%     8.02%
            2006               0.40%   0.70%    11.50    11.74         655        7,685   10.40%    10.73%     0.71%
FIDELITY VIP MID CAP SERVICE CLASS
            2010               0.00%   0.70%    14.84    17.24   1,460,689   23,662,772   27.81%    28.70%     0.28%
            2009               0.00%   0.70%    11.53    13.41   1,408,060   17,831,389   39.04%    40.01%     0.54%
            2008               0.00%   0.70%     8.24     9.58   1,482,642   13,679,118  -39.93%   -39.51%     0.35%
            2007               0.00%   0.70%    13.61    15.86   1,280,382   19,699,983   14.68%    15.49%     0.69%
            2006               0.00%   0.70%    13.68    13.68     596,974    7,998,882   12.14%    12.15%     0.11%
FIDELITY VIP OVERSEAS SERVICE CLASS
            2010               0.00%   0.70%    11.97    17.79     519,986    6,956,111   12.20%    12.99%     1.44%
            2009               0.00%   0.70%    10.63    15.81     426,414    5,104,113   25.56%    26.44%     1.61%
            2008               0.00%   0.70%     8.24    12.55     585,889    5,448,181  -44.26%   -43.86%     2.61%
            2007               0.00%   0.70%    14.77    22.45     642,918   10,752,804   16.39%    17.21%     3.25%
            2006               0.00%   0.70%    12.69    19.23     530,573    7,723,596   17.12%    17.83%     0.68%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
            2010               0.00%   0.70%    12.37    12.77     303,791    3,857,969   12.08%    12.87%     8.14%
            2009               0.00%   0.70%    11.04    11.32     207,082    2,330,106   34.94%    35.88%     8.95%
            2008               0.00%   0.70%     8.18     8.33     371,115    3,077,033  -29.90%   -29.41%     5.34%
            2007               0.00%   0.70%    11.76    11.80     253,820    2,985,158    3.81%     4.01%     2.46%
            2006   10/2/06     0.00%   0.20%    11.33    11.34      13,331      151,212    0.46%     5.60%     0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
            2010               0.00%   0.70%    13.21    17.29     122,575    1,761,415   27.05%    27.94%     0.00%
            2009               0.00%   0.70%    10.33    13.57     110,826    1,350,442   42.94%    43.95%     0.00%
            2008               0.00%   0.70%     7.18     9.46     143,909    1,273,916  -42.75%   -42.34%     0.00%
            2007               0.00%   0.70%    12.44    16.48     155,370    2,394,150   10.73%    11.51%     0.00%
            2006               0.00%   0.70%    13.82    14.84     115,404    1,624,463    8.19%     8.85%     0.00%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
---------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
            2010               0.20%   0.70%   $11.06   $11.41    155,190   $1,835,791   26.73%    27.11%     0.00%
            2009               0.40%   0.70%     8.72     8.98     44,862      401,331   42.57%    43.00%     0.00%
            2008               0.40%   0.70%     6.12     6.28     55,083      344,872  -42.90%   -42.72%     0.00%
            2007               0.40%   0.70%    10.72    10.96     60,720      664,056   10.47%    10.80%     0.00%
            2006               0.40%   0.70%     9.70     9.89     53,009      523,193    7.94%     8.26%     0.00%
FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
            2010               0.00%   0.40%    12.20    12.38    213,272    2,638,910    5.13%     5.56%     3.14%
            2009               0.00%   0.40%    11.61    11.73    162,900    1,904,687    2.93%     3.34%     4.54%
            2008   1/24/08     0.00%   0.40%    11.28    11.35     22,663      257,012    5.78%     6.02%     0.61%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
            2010               0.00%   0.40%    10.31    10.50    832,441    8,729,446   11.03%    11.47%     1.87%
            2009               0.00%   0.40%     9.29     9.42    733,901    6,907,786   25.84%    26.35%     2.42%
            2008               0.00%   0.40%     7.38     7.46    578,473    4,310,873  -37.19%   -36.93%     3.59%
            2007               0.00%   0.40%    11.75    11.79    395,916    4,677,887    3.31%     3.51%     1.00%
            2006   8/16/06     0.20%   0.40%    11.37    11.39      7,606       86,532    7.97%     9.72%     0.00%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2010               0.20%   0.40%    15.48    15.48    143,954    1,803,325    7.97%     7.97%     1.86%
            2009               0.40%   0.40%    14.34    14.34     89,656    1,285,307   36.50%    36.50%     3.67%
            2008               0.40%   0.40%    10.50    10.50     89,628      941,362  -40.62%   -40.62%     2.39%
            2007               0.40%   0.40%    17.69    17.69    130,912    2,315,364   15.00%    15.00%     1.85%
            2006               0.40%   0.40%    15.38    15.38    215,148    3,308,981   20.96%    20.96%     1.25%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 2
            2009               0.40%   0.40%    17.71    17.71      7,030      124,498   21.32%    21.32%    12.74%
            2008               0.40%   0.40%    14.60    14.60      9,550      139,418  -25.40%   -25.40%    10.40%
            2007               0.40%   0.40%    19.57    19.57     12,373      242,126    9.57%     9.57%    17.05%
            2006               0.40%   0.40%    17.86    17.86     10,460      186,796   20.63%    20.63%     8.76%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            2010               0.00%   0.40%    17.84    18.25    428,553    7,753,533   14.25%    14.71%     1.49%
            2009               0.00%   0.40%    15.61    15.91    378,538    5,971,620   18.51%    18.98%    14.49%
            2008               0.00%   0.40%    13.18    13.38    267,708    3,557,825    6.04%     6.46%     3.77%
            2007               0.00%   0.40%    12.43    12.56    274,459    3,431,507   10.83%    11.27%     3.15%
            2006               0.00%   0.40%    11.21    11.21    101,680    1,145,543   12.69%    12.69%     2.18%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            2010               0.00%   0.70%    10.48    14.78    141,697    1,763,070    6.99%     7.74%     1.80%
            2009               0.00%   0.70%     9.73    13.77    143,306    1,733,719   30.42%    31.33%     3.67%
            2008               0.00%   0.70%     7.41    10.53    212,331    2,028,296  -42.54%   -42.13%     2.05%
            2007               0.00%   0.70%    12.80    18.27    172,887    2,814,041    1.84%     2.55%     1.53%
            2006               0.00%   0.70%    15.24    17.89    126,971    2,060,757   21.35%    22.08%     1.67%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            2010               0.20%   0.40%    15.87    15.87      4,760       51,989    6.96%     6.96%     1.26%
            2009               0.40%   0.40%    14.84    14.84      1,456       21,616   30.58%    30.58%     4.89%
            2008               0.40%   0.40%    11.37    11.37      6,249       71,026  -42.55%   -42.55%     1.49%
            2007               0.40%   0.40%    19.79    19.79     20,184      399,351    1.94%     1.94%     1.38%
            2006               0.40%   0.40%    19.41    19.41     13,770      267,260   21.32%    21.32%     1.89%
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            2008               0.40%   0.70%     7.14     8.68      5,210       40,865  -42.89%   -42.72%     0.00%
            2007               0.40%   0.70%    12.50    15.16      4,255       58,786   11.23%    11.57%     0.00%
            2006   4/28/06     0.40%   0.70%    11.24    13.59      3,551       44,203   -0.75%    -0.55%     0.06%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            2008               0.40%   0.70%    13.38    14.76      4,060       54,870  -40.80%   -40.62%     0.61%
            2007               0.40%   0.70%    22.60    24.86      3,338       76,244   13.92%    14.27%     0.04%
            2006               0.40%   0.70%    19.84    21.76     49,523      998,092   27.34%    27.72%     1.33%
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
            2010               0.20%   0.70%    17.22    17.86     54,836      584,043    7.63%     7.95%     2.19%
            2009               0.40%   0.70%    15.95    16.59    138,920    2,215,861   25.01%    25.38%     2.71%
            2008               0.40%   0.70%    12.72    13.27    235,308    2,993,388  -16.43%   -16.17%     2.56%
            2007               0.40%   0.70%    15.17    15.88    282,284    4,283,858    9.76%    10.09%     2.34%
            2006               0.40%   0.70%    13.78    14.47    490,834    6,765,635    9.95%    10.28%     1.91%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED SERVICE CLASS
            2010               0.10%   0.70%   $16.27   $17.03     192,661  $ 3,242,644    7.37%     8.01%     2.70%
            2009               0.10%   0.70%    15.15    15.76     235,933    3,689,775   24.71%    25.46%     2.61%
            2008               0.10%   0.70%    12.15    12.57     266,146    3,325,259  -16.65%   -16.14%     2.39%
            2007               0.10%   0.70%    14.58    15.02     275,777    4,115,067    9.52%    10.18%     2.31%
            2006               0.10%   0.70%    13.31    13.67     267,017    3,627,029    9.64%    10.30%     1.83%
JANUS ASPEN SERIES ENTERPRISE INSTITUTIONAL CLASS
            2010               0.20%   0.70%    10.22    13.20     444,205    5,207,081   24.98%    25.35%     0.07%
            2009               0.40%   0.70%     8.15    10.56     398,187    3,248,288   43.83%    44.25%     0.00%
            2008               0.40%   0.70%     5.65     7.34     451,362    2,552,567  -44.11%   -43.95%     0.25%
            2007               0.40%   0.70%    10.09    13.14     478,646    4,829,058   21.19%    21.55%     0.24%
            2006               0.40%   0.70%     8.30    10.84     390,660    3,242,822   12.82%    13.16%     0.00%
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
            2010               0.10%   0.40%    18.70    20.79     152,690    2,914,963   25.02%    25.39%     0.00%
            2009               0.10%   0.40%    14.96    16.63     152,027    2,323,524   43.87%    44.30%     0.00%
            2008               0.10%   0.40%    10.39    11.56     318,900    3,473,960  -44.08%   -43.91%     0.05%
            2007               0.10%   0.40%    18.53    20.67     387,796    7,556,227   21.26%    21.62%     0.07%
            2006               0.10%   0.40%    15.25    17.05     391,227    6,326,181   12.85%    13.19%     0.00%
JANUS ASPEN SERIES FLEXIBLE BOND INSTITUTIONAL CLASS
            2010               0.20%   0.40%    19.93    19.93   5,435,348   57,780,210    7.54%     7.54%     5.36%
            2009               0.40%   0.40%    18.53    18.53     142,679    2,643,866   12.77%    12.77%     4.32%
            2008               0.40%   0.40%    16.43    16.43     184,466    3,031,231    5.60%     5.60%     4.58%
            2007               0.40%   0.40%    15.56    15.56     157,539    2,451,491    6.61%     6.61%     4.99%
            2006               0.40%   0.40%    14.60    14.60     140,320    2,048,129    3.80%     3.80%     5.20%
JANUS ASPEN SERIES FLEXIBLE BOND SERVICE CLASS
            2010               0.00%   0.70%    14.32    16.90     618,372    9,276,558    6.98%     7.73%     3.50%
            2009               0.00%   0.70%    13.29    15.75     505,466    7,120,632   12.19%    12.98%     4.38%
            2008               0.00%   0.70%    11.77    14.00     392,569    4,939,318    4.97%     5.71%     3.76%
            2007               0.00%   0.70%    11.13    13.29     423,011    5,126,767    6.05%     6.80%     4.77%
            2006               0.00%   0.70%    10.81    12.50     274,590    3,162,496    3.25%     3.88%     3.99%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
            2010   3/29/10     0.20%   0.20%    11.68    11.68       6,322       73,824   16.77%    16.77%     0.00%
            2009               0.40%   0.40%     5.28     5.28      34,504      182,012   56.27%    56.27%     0.00%
            2008               0.40%   0.40%     3.38     3.38      34,429      116,219  -44.20%   -44.20%     0.08%
            2007               0.40%   0.40%     6.05     6.05      40,911      247,466   21.21%    21.21%     0.58%
            2006               0.40%   0.40%     4.99     4.99      18,744       93,541    7.40%     7.40%     0.00%
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
            2010               0.20%   0.70%     9.69    10.77     130,208    1,423,786   15.03%    15.37%     0.64%
            2009               0.40%   0.70%     8.40     9.37      89,072      757,198   36.74%    37.15%     1.38%
            2008               0.40%   0.70%     6.12     6.85     154,720      954,500  -45.05%   -44.88%     1.19%
            2007               0.40%   0.70%    11.11    12.47     175,920    1,968,025    8.86%     9.19%     0.76%
            2006               0.40%   0.70%    10.17    11.45     195,668    2,003,921   17.38%    17.73%     1.71%
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
            2010               0.40%   0.40%    11.81    13.64      36,628      432,807   15.00%    15.06%     0.49%
            2009               0.40%   0.40%    10.27    11.86      36,078      370,556   36.86%    36.86%     1.15%
            2008               0.40%   0.40%     7.50     8.67      36,071      274,874  -45.03%   -45.03%     1.03%
            2007               0.40%   0.40%    13.65    15.77      25,432      354,079    8.93%     8.93%     0.48%
            2006               0.40%   0.40%    12.53    14.48      32,813      417,057   17.47%    17.47%     1.37%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
            2010               0.00%   0.40%    12.49    14.47     110,607    1,407,916   26.19%    26.70%     0.00%
            2009               0.00%   0.40%     9.86    11.47     102,266    1,029,670   38.12%    38.67%     0.00%
            2008               0.00%   0.40%     7.11     8.30      51,900      384,422  -39.23%   -38.98%     0.00%
            2007    6/7/07     0.00%   0.40%    11.65    13.66      31,858      395,899   -3.04%    -2.82%     0.00%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2010               0.00%   0.70%    13.01    22.61   1,300,821   19,044,407   25.50%    26.38%     0.00%
            2009               0.00%   0.70%    10.29    17.96   1,081,470   14,198,526   37.36%    38.33%     0.00%
            2008               0.00%   0.70%     7.44    13.04   1,008,159   10,154,589  -39.56%   -39.14%     0.00%
            2007               0.00%   0.70%    12.23    21.50   1,019,574   17,034,898    2.70%     3.42%     0.00%
            2006               0.00%   0.70%    14.81    20.88     954,118   16,088,624   14.72%    15.41%     0.00%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
            2010    8/12/10    0.00%   0.00%   $10.22   $10.22      89,856  $    918,152    0.48%     0.48%     1.13%
LVIP CAPITAL GROWTH STANDARD CLASS
            2010               0.00%   0.00%    10.15    10.15       4,573        46,397   18.95%    18.95%     0.04%
            2009               0.00%   0.20%     8.53     8.53       3,754        31,978   34.87%    34.87%     0.49%
            2008               0.00%   0.00%     6.32     6.32       1,205         7,623  -41.59%   -41.59%     0.33%
            2007   10/25/07    0.00%   0.00%    10.83    10.83          34           369   -0.02%    -0.02%     0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
            2010               0.00%   0.40%     7.73     7.84     563,229     4,391,323   17.51%    17.98%     0.00%
            2009               0.00%   0.40%     6.57     6.64     268,335     1,779,678   37.27%    37.83%     0.00%
            2008               0.00%   0.40%     4.82     4.82      43,100       207,746  -42.03%   -42.03%     1.58%
            2007    8/17/07    0.00%   0.00%     8.32     8.32      35,896       298,506   -3.52%    -3.52%     0.53%
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
            2010               0.00%   0.20%     9.65     9.72       4,639        45,068   24.51%    24.77%     0.10%
            2009               0.00%   0.20%     7.79     7.79       3,912        30,470   24.65%    24.65%     1.23%
            2008    1/31/08    0.00%   0.00%     6.25     6.25          90           562  -29.06%   -29.06%     0.87%
LVIP CORE STANDARD CLASS
            2006    1/17/06    0.00%   0.40%    11.62    11.94       7,651        89,129    3.82%    11.43%     2.18%
LVIP DELAWARE BOND STANDARD CLASS
            2010               0.00%   0.70%    13.88    20.30   7,514,103   107,305,405    7.73%     8.49%     3.31%
            2009               0.00%   0.70%    12.79    18.79   7,872,581   111,857,744   18.07%    18.90%     4.75%
            2008               0.00%   0.70%    10.76    15.86   6,679,912    80,674,315   -3.60%    -2.93%     4.81%
            2007               0.00%   0.70%    11.08    16.41   6,447,479    81,851,240    4.71%     5.44%     5.21%
            2006               0.00%   0.70%    11.10    15.62   5,349,673    67,534,614    3.98%     4.61%     4.69%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
            2010   10/19/10    0.00%   0.00%    10.16    10.16       3,507        35,625    0.67%     0.67%     0.69%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
            2010               0.00%   0.40%    12.39    15.44      63,750       844,396   12.03%    12.48%     2.94%
            2009               0.00%   0.40%    11.02    14.05      80,080     1,052,735   31.47%    31.99%     0.81%
            2008               0.00%   0.40%     8.35    10.69     400,241     3,892,314  -33.49%   -33.22%     7.83%
            2007               0.00%   0.40%    12.50    16.07     245,243     3,450,871    5.95%     6.37%     2.11%
            2006               0.00%   0.40%    13.84    15.17      46,220       642,200   14.05%    14.39%     1.39%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
            2010               0.00%   0.70%    10.93    11.53      29,364       332,301   12.15%    12.94%     0.94%
            2009               0.00%   0.70%     9.67    10.23      32,276       323,851   23.81%    24.68%     1.31%
            2008               0.00%   0.70%     7.76     8.22      23,887       191,925  -36.22%   -35.77%     0.48%
            2007               0.00%   0.70%    12.08    12.83      64,719       823,558    5.38%     6.12%     3.12%
            2006    1/17/06    0.00%   0.70%    11.38    12.11       5,668        67,993    3.40%    11.30%     2.43%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            2010               0.00%   0.40%    11.36    15.13     130,907     1,592,798   11.12%    11.57%     0.64%
            2009               0.00%   0.40%    10.18    13.61      85,924       990,996   29.48%    30.00%     0.70%
            2008               0.00%   0.40%     7.83    10.51      80,080       727,631  -34.67%   -34.41%     0.98%
            2007               0.00%   0.40%    11.94    16.09      65,354       912,111    2.56%     2.97%     0.92%
            2006               0.00%   0.40%    12.77    15.69      54,417       740,326   11.86%    12.20%     1.17%
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            2010               0.00%   0.40%     9.84     9.98     381,164     3,802,878   30.11%    30.64%     0.69%
            2009               0.00%   0.40%     7.56     7.64     432,012     3,293,521   29.92%    30.44%     1.05%
            2008               0.00%   0.40%     5.82     5.86     351,771     2,057,399  -36.89%   -36.63%     1.08%
            2007     8/2/07    0.00%   0.40%     9.22     9.25     276,829     2,556,869   -5.57%    -2.84%     2.18%
LVIP GLOBAL INCOME STANDARD CLASS
            2010               0.00%   0.00%    11.83    11.83      27,508       325,438    9.68%     9.68%     4.41%
            2009   12/29/09    0.00%   0.00%    10.79    10.79         107         1,157    0.05%     0.05%     0.00%
LVIP GROWTH STANDARD CLASS
            2006     1/3/06    0.40%   0.70%    11.98    12.04       4,202        50,559    0.89%     4.01%     0.00%
LVIP GROWTH OPPORTUNITIES STANDARD CLASS
            2006               0.40%   0.40%    13.47    13.47      10,842       146,091    9.74%     9.74%     0.00%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                            MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            2010               0.00%   0.70%   $ 8.84   $14.64     541,908  $  6,304,466   10.57%    11.35%     0.84%
            2009               0.00%   0.70%     7.97    13.20     410,731     4,105,974   37.56%    38.53%     0.83%
            2008               0.00%   0.70%     5.77     9.57     414,262     2,985,496  -41.23%   -40.82%     0.73%
            2007               0.00%   0.70%     9.80    16.24     206,514     2,222,568   19.58%    20.30%     0.34%
            2006               0.10%   0.70%     8.17    13.22     163,107     1,388,337    8.91%     9.56%     0.21%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            2010    8/12/10    0.00%   0.00%    10.93    10.93      72,190       789,085    6.75%     6.75%     5.71%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            2010               0.00%   0.40%     8.72     8.85     145,670     1,285,693   12.66%    13.11%     0.88%
            2009               0.00%   0.40%     7.74     7.82      95,077       743,139   35.31%    35.85%     0.79%
            2008               0.00%   0.40%     5.72     5.76     217,818     1,253,915  -49.15%   -48.94%     1.35%
            2007    6/19/07    0.00%   0.40%    11.25    11.28      21,202       239,004    1.14%    11.56%     1.80%
LVIP MFS VALUE STANDARD CLASS
            2010               0.00%   0.40%     8.85     8.98   1,692,798    15,173,795   11.14%    11.59%     1.37%
            2009               0.00%   0.40%     7.96     8.04   1,283,710    10,312,649   20.48%    20.96%     1.76%
            2008               0.00%   0.40%     6.63     6.65     528,684     3,512,447  -32.42%   -32.29%     1.24%
            2007    9/27/07    0.00%   0.20%     9.81     9.82      78,741       772,278   -1.76%    -1.47%     1.31%
LVIP MID-CAP VALUE STANDARD CLASS
            2010               0.00%   0.00%     9.14     9.14     120,244     1,099,305   23.90%    23.90%     0.28%
            2009               0.00%   0.00%     7.38     7.38      66,983       494,250   42.44%    42.44%     0.55%
            2008               0.00%   0.00%     5.18     5.18      33,748       174,820  -40.71%   -40.71%     0.52%
            2007    8/17/07    0.00%   0.00%     8.74     8.74      13,351       116,643   -4.67%    -4.67%     0.76%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            2010               0.00%   0.40%    11.78    19.69   1,376,467    19,327,651    2.05%     2.46%     3.62%
            2009               0.00%   0.70%    11.50    19.29   1,158,013    16,491,307   20.75%    21.23%     3.21%
            2008               0.00%   0.40%     9.49    15.98   1,037,123    13,181,992  -36.91%   -36.65%     4.80%
            2007               0.00%   0.70%    14.97    25.32   1,147,038    24,804,711   10.71%    11.49%     2.07%
            2006               0.00%   0.70%    17.20    22.81   1,001,504    18,829,635   29.10%    29.88%     3.43%
LVIP MONEY MARKET STANDARD CLASS
            2010               0.00%   0.70%    11.14    12.71  12,872,009   147,384,100   -0.65%     0.05%     0.05%
            2009               0.00%   0.70%    11.21    12.76  15,961,514   189,513,672   -0.40%     0.30%     0.31%
            2008               0.00%   0.70%    11.26    12.77  22,961,520   275,790,376    1.63%     2.34%     2.28%
            2007               0.00%   0.70%    11.08    12.53  15,907,888   190,636,871    4.23%     4.97%     4.84%
            2006               0.00%   0.70%    10.63    11.98  13,195,519   148,474,372    3.95%     4.58%     4.67%
LVIP SSGA BOND INDEX STANDARD CLASS
            2010               0.00%   0.40%    11.33    11.45   1,050,023    11,995,189    5.54%     5.97%     1.96%
            2009               0.00%   0.40%    10.74    10.81     646,204     6,980,137    4.11%     4.53%     2.14%
            2008    10/3/08    0.00%   0.40%    10.31    10.34      84,375       870,474    4.35%     6.50%     0.58%
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
            2010   11/10/10    0.00%   0.00%    10.59    10.59         102         1,082   -0.30%    -0.30%     0.00%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
            2010               0.00%   0.20%     8.70     8.75      14,998       130,952    7.04%     7.26%     1.37%
            2009    3/31/09    0.00%   0.20%     8.13     8.15      11,009        89,682   18.96%    72.40%     3.77%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
            2010               0.00%   0.40%    14.94    15.09     108,247     1,631,897   27.26%    27.78%     1.39%
            2009    1/14/09    0.00%   0.40%    11.74    11.81      59,332       700,587   13.75%   137.78%     1.90%
LVIP SSGA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
            2010               0.00%   0.40%    11.31    12.32     134,497     1,561,287    8.30%     8.74%     1.26%
            2009               0.00%   0.40%    10.40    11.25      84,033       905,647   30.27%    30.80%     7.38%
            2008               0.00%   0.40%     7.95     8.63      49,815       413,705  -40.70%   -40.46%     0.66%
            2007               0.00%   0.40%    14.56    14.56      30,528       424,969   10.57%    10.57%     1.26%
            2006               0.40%   0.40%    13.17    13.17       7,891       103,918   16.08%    16.08%     1.08%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
            2010               0.00%   0.40%     8.07     8.15     148,180     1,206,061    6.62%     7.05%     1.86%
            2009    2/13/09    0.00%   0.40%     7.56     7.61      51,033       387,992    2.67%    46.29%     2.56%
LVIP SSGA LARGE CAP 100 STANDARD CLASS
            2010               0.00%   0.20%    10.31    10.37       8,034        83,248   18.95%    19.19%     0.81%
            2009     3/3/09    0.00%   0.20%     8.67     8.70      11,467        99,461   62.70%    85.22%     1.93%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
            2010   11/10/10    0.00%   0.00%   $10.88   $10.88          99  $     1,079   -0.54%    -0.54%     0.00%
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD CLASS
            2010   11/12/10    0.00%   0.00%    11.18    11.18         166        1,858    2.39%     2.39%     0.00%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
            2010   11/10/10    0.00%   0.00%    11.25    11.25          49          551    1.57%     1.57%     0.00%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
            2010               0.00%   0.40%    10.63    10.88   3,087,806   32,994,563   14.27%    14.73%     1.20%
            2009               0.00%   0.70%     9.27     9.41   2,022,870   18,831,540   25.61%    26.11%     1.87%
            2008               0.00%   0.40%     7.35     7.49     733,090    5,433,508  -37.45%   -37.20%     4.26%
            2007    4/27/07    0.00%   0.40%    11.70    11.98     322,792    3,804,320   -0.83%    -0.57%     2.02%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
            2010               0.00%   0.40%     9.57     9.71   1,185,036   11,448,921   25.68%    26.19%     0.60%
            2009               0.00%   0.70%     7.62     7.70     741,023    5,691,643   25.52%    26.02%     0.93%
            2008               0.00%   0.40%     6.07     6.11     333,461    2,032,599  -34.24%   -33.97%     1.36%
            2007    5/21/07    0.00%   0.40%     9.23     9.25      39,569      365,678   -7.74%    -7.71%     0.83%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
            2010               0.00%   0.40%    12.95    13.08     118,603    1,548,436   27.24%    27.75%     1.92%
            2009               0.00%   0.40%    10.18    10.18      93,481      955,052   51.05%    51.05%     2.37%
            2008   10/16/08    0.40%   0.40%     6.74     6.74      26,258      176,877   -5.38%    -5.38%     1.00%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
            2010               0.00%   0.40%     9.61     9.75     131,623    1,282,056   16.27%    16.73%     0.00%
            2009               0.00%   0.40%     8.26     8.35     118,507      989,304   42.47%    43.08%     0.00%
            2008               0.00%   0.40%     5.84     5.84      60,893      355,403  -41.84%   -41.84%     0.32%
            2007    8/24/07    0.00%   0.00%    10.04    10.04      16,491      165,510    2.29%     2.29%     0.27%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            2010               0.00%   0.40%    14.06    17.99     162,731    2,530,355   27.86%    28.37%     0.00%
            2009               0.00%   0.70%    10.95    14.07      99,377    1,273,908   45.76%    46.34%     0.13%
            2008               0.00%   0.40%     7.48     9.65      55,746      488,631  -43.01%   -42.78%     0.00%
            2007               0.00%   0.40%    13.08    16.94      54,418      853,295   13.13%    13.59%     0.00%
            2006               0.00%   0.40%    14.00    14.97      50,644      727,388    8.84%     9.16%     0.00%
LVIP TEMPLETON GROWTH STANDARD CLASS
            2010               0.00%   0.40%     8.29     8.42     177,729    1,477,192    6.14%     6.57%     1.95%
            2009               0.00%   0.40%     7.90     7.90     305,466    2,388,562   28.11%    28.11%     5.17%
            2008               0.00%   0.00%     6.16     6.16      27,616      170,226  -37.76%   -37.76%     2.28%
            2007    5/21/07    0.00%   0.00%     9.90     9.90      14,660      145,195   -2.02%    -2.02%     4.07%
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            2010               0.00%   0.40%    10.45    10.60     298,296    3,162,576   26.74%    27.25%     0.00%
            2009               0.00%   0.40%     8.25     8.33     186,109    1,550,716   47.83%    48.42%     0.00%
            2008               0.00%   0.40%     5.58     5.61     110,648      621,207  -49.50%   -49.30%     0.00%
            2007    8/16/07    0.00%   0.40%    11.05    11.07      12,433      137,681   13.10%    15.85%     0.00%
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            2010               0.00%   0.40%    10.64    13.67     308,830    3,462,414   17.46%    17.93%     1.20%
            2009               0.00%   0.40%     9.02    11.64     191,072    2,040,807   22.81%    23.30%     1.01%
            2008               0.00%   0.40%     7.32     9.48     301,185    2,610,961  -38.57%   -38.32%     1.57%
            2007               0.00%   0.40%    11.86    15.43     333,053    4,747,640    3.94%     4.35%     1.33%
            2006               0.00%   0.40%    12.03    14.85     323,513    4,489,465   10.82%    10.82%     1.40%
LVIP WILSHIRE 2010 PROFILE STANDARD CLASS
            2010               0.00%   0.40%    10.98    11.14     263,261    2,924,591   11.02%    11.47%     1.22%
            2009               0.00%   0.40%     9.99     9.99     142,855    1,427,502   24.40%    24.40%     1.41%
            2008               0.00%   0.00%     8.03     8.03       9,687       77,815  -23.91%   -23.91%     1.86%
            2007    5/23/07    0.00%   0.40%    10.53    10.56      72,376      762,291   -0.39%     5.39%     0.65%
LVIP WILSHIRE 2020 PROFILE STANDARD CLASS
            2010               0.00%   0.40%    10.55    10.70     493,119    5,268,353   11.58%    12.03%     1.07%
            2009               0.00%   0.40%     9.46     9.56      97,329      929,759   25.15%    25.66%     2.02%
            2008               0.00%   0.40%     7.56     7.60      68,432      520,313  -27.18%   -26.89%     1.36%
            2007    5/23/07    0.00%   0.40%    10.38    10.40     306,514    3,180,865   -0.81%     3.78%     0.62%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
---------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2030 PROFILE STANDARD CLASS
            2010               0.00%   0.40%   $10.32   $10.47    260,783   $2,719,039   12.10%    12.55%     0.87%
            2009               0.00%   0.40%     9.21     9.31     60,122      559,559   27.44%    27.95%     1.87%
            2008               0.00%   0.40%     7.27     7.27     43,646      317,469  -30.78%   -30.78%     1.23%
            2007    11/2/07    0.00%   0.00%    10.51    10.51     13,224      138,967   -1.64%    -1.64%     0.40%
LVIP WILSHIRE 2040 PROFILE STANDARD CLASS
            2010               0.00%   0.40%     9.77     9.91     76,762      759,916   13.21%    13.66%     0.80%
            2009               0.00%   0.40%     8.63     8.72     47,773      415,885   30.43%    30.95%     1.59%
            2008               0.00%   0.40%     6.62     6.62     13,197       87,758  -35.80%   -35.80%     0.57%
            2007   10/26/07    0.40%   0.40%    10.31    10.31         82          849   -3.25%    -3.25%     0.55%
LVIP WILSHIRE CONSERVATIVE PROFILE STANDARD CLASS
            2010               0.00%   0.40%    13.40    13.89    226,461    3,042,688   10.06%    10.50%     4.21%
            2009               0.00%   0.40%    12.12    12.48    131,895    1,612,792   24.35%    24.85%     4.49%
            2008               0.00%   0.40%     9.71    10.03    112,114    1,106,964  -18.77%   -18.44%     2.32%
            2007               0.00%   0.40%    11.91    12.35     54,692      664,968    7.34%     7.77%     2.09%
            2006               0.00%   0.40%    11.51    11.51     38,043      430,899    8.91%     8.91%     2.95%
LVIP WILSHIRE MODERATE PROFILE STANDARD CLASS
            2010               0.00%   0.40%    13.13    13.84    453,705    6,093,352   11.51%    11.96%     3.61%
            2009               0.00%   0.40%    11.73    12.27    394,598    4,720,824   27.53%    28.04%     5.17%
            2008               0.00%   0.40%     9.16     9.62    246,006    2,261,206  -26.91%   -26.62%     2.13%
            2007               0.00%   0.40%    12.48    13.16    187,992    2,355,298    8.83%     9.27%     2.26%
            2006               0.00%   0.40%    12.10    12.10     26,666      322,507   11.59%    11.59%     1.22%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE STANDARD CLASS
            2010               0.00%   0.40%    12.46    13.30    250,369    3,154,636   12.27%    12.72%     2.57%
            2009               0.00%   0.40%    11.06    11.72    292,166    3,286,306   28.51%    29.03%     5.03%
            2008               0.00%   0.40%     8.57     9.12    176,128    1,527,078  -33.69%   -33.42%     1.26%
            2007               0.00%   0.40%    12.87    13.75    106,442    1,388,556    9.37%     9.81%     2.68%
            2006               0.00%   0.40%    12.57    12.57      7,703       96,590   13.69%    13.69%     1.21%
M BUSINESS OPPORTUNITY VALUE
            2010               0.00%   0.00%    11.12    11.12     13,146      146,126    9.27%     9.27%     0.84%
            2009               0.00%   0.40%    10.17    14.09     50,638      651,643   24.08%    24.58%     0.80%
            2008               0.00%   0.40%     8.17     8.17     36,012      357,205  -34.48%   -34.48%     0.03%
            2007               0.00%   0.00%    12.46    12.46     13,482      168,028    5.44%     5.44%     0.97%
            2006     6/1/06    0.00%   0.00%    11.82    11.82      3,810       45,038   10.77%    10.77%     0.82%
M CAPITAL APPRECIATION
            2010               0.00%   0.40%    14.64    19.71     57,052    1,012,559   26.50%    27.00%     0.21%
            2009               0.00%   0.40%    11.53    15.58     66,514      943,979   48.01%    48.61%     0.05%
            2008               0.00%   0.40%     7.76    10.52     63,301      588,229  -42.26%   -42.03%     0.00%
            2007               0.00%   0.40%    13.38    18.23     58,167      958,047   11.47%    11.92%     0.00%
            2006               0.00%   0.40%    16.35    16.35     21,993      345,173   15.88%    15.88%     0.00%
M INTERNATIONAL EQUITY
            2010               0.00%   0.40%    11.45    16.66    115,843    1,844,639    4.19%     4.61%     3.39%
            2009               0.00%   0.40%    10.95    15.99    134,613    2,042,224   24.78%    25.28%     2.89%
            2008               0.00%   0.40%     8.74    12.82    102,433    1,209,719  -40.08%   -39.84%     3.41%
            2007               0.00%   0.40%    14.53    21.39     91,778    1,830,843    7.58%     8.01%     2.69%
            2006               0.00%   0.40%    19.88    19.88     36,226      685,334   26.27%    26.27%     1.17%
M LARGE CAP GROWTH
            2010               0.00%   0.00%    12.07    12.07     15,616      188,468   23.06%    23.06%     0.38%
            2009               0.00%   0.00%     9.81     9.81     39,200      384,434   37.40%    37.40%     0.64%
            2008               0.00%   0.00%     7.14     7.14     38,105      271,967  -48.97%   -48.97%     0.02%
            2007    2/28/07    0.00%   0.00%    13.99    13.99     30,105      421,080   21.65%    21.65%     0.49%
            2006               0.40%   0.40%    14.58    14.58      6,973      101,631    8.09%     8.09%     0.59%
MFS VIT CORE EQUITY INITIAL CLASS
            2010               0.10%   0.70%    10.49    14.45     47,632      530,852   16.39%    17.10%     0.98%
            2009               0.10%   0.70%     8.98    12.37     41,516      411,905   31.51%    32.30%     0.84%
            2008               0.10%   0.70%     6.81     9.38     16,782      120,630  -39.58%   -39.22%     0.82%
            2007               0.10%   0.70%    11.24    15.47     17,467      208,782   10.37%    11.04%     0.37%
            2006               0.10%   0.70%    10.15    13.98     16,396      173,049   13.01%    13.69%     0.47%

                              MINIMUM MAXIMUM MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                 COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                  TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR   DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------
MFS VIT GROWTH INITIAL CLASS
            2010               0.00%   0.40%   $10.04   $16.81     417,170  $ 4,361,982   14.88%    15.34%     0.11%
            2009               0.00%   0.40%     9.69    14.63     265,553    2,444,473   37.13%    37.54%     0.37%
            2008               0.10%   0.40%     7.06    10.67      40,032      358,411  -37.67%   -37.48%     0.16%
            2007               0.10%   0.40%    11.33    17.12      16,082      221,729   20.69%    21.04%     0.00%
            2006               0.10%   0.40%     9.39    14.18      10,683      129,520    7.46%     7.79%     0.00%
MFS VIT RESEARCH INITIAL CLASS
            2010               0.20%   0.40%    11.75    11.75       6,435       71,158   15.43%    15.43%     0.99%
            2009               0.40%   0.70%    10.17    10.37       9,187       93,607   29.63%    30.03%     1.59%
            2008               0.40%   0.70%     7.83     8.00      16,999      133,152  -36.53%   -36.34%     0.51%
            2007               0.40%   0.70%    12.29    12.61      16,400      201,825   12.41%    12.75%     0.62%
            2006               0.40%   0.70%    10.90    11.22      16,633      181,598    9.70%    10.04%     0.46%
MFS VIT TOTAL RETURN INITIAL CLASS
            2010               0.00%   0.70%    11.81    16.57     592,292    7,846,194    9.16%     9.93%     2.48%
            2009               0.00%   0.70%    10.74    15.14     907,965   11,349,852   17.20%    18.03%     3.89%
            2008               0.00%   0.70%     9.10    12.88   1,224,390   13,305,460  -22.68%   -22.13%     3.32%
            2007               0.00%   0.70%    11.69    16.60     914,149   12,755,354    3.49%     4.21%     2.42%
            2006               0.00%   0.70%    12.56    15.99     815,043   10,967,575   11.11%    11.78%     2.99%
MFS VIT UTILITIES INITIAL CLASS
            2010               0.00%   0.70%    15.76    26.52     398,914    8,493,122   13.01%    13.81%     2.74%
            2009               0.00%   0.70%    13.85    23.32     310,629    5,977,097   32.29%    33.22%     5.03%
            2008               0.00%   0.70%    10.39    17.53     346,128    5,078,131  -38.10%   -37.67%     1.49%
            2007               0.00%   0.70%    16.68    28.15     349,244    8,468,470   27.00%    27.90%     0.96%
            2006               0.00%   0.70%    18.69    22.03     338,372    6,839,017   30.74%    31.13%     2.06%
NB AMT MID-CAP GROWTH I CLASS
            2010               0.00%   0.70%    14.21    19.09     594,949    9,189,771   28.20%    29.10%     0.00%
            2009               0.00%   0.70%    11.01    14.85     824,888   10,108,247   30.68%    31.60%     0.00%
            2008               0.00%   0.70%     8.36    11.33     882,669    8,202,421  -43.76%   -43.37%     0.00%
            2007               0.00%   0.70%    14.77    20.08     877,160   14,448,694   21.67%    22.53%     0.00%
            2006               0.00%   0.70%    12.70    16.45     825,940   11,164,384   13.89%    14.58%     0.00%
NB AMT PARTNERS I CLASS
            2010               0.20%   0.40%    14.79    14.79      15,770      216,394   15.20%    15.20%     0.36%
            2009               0.40%   0.40%    12.84    12.84      45,459      583,668   55.45%    55.45%     2.58%
            2008               0.40%   0.40%     8.26     8.26      42,782      353,348  -52.58%   -52.58%     0.53%
            2007               0.40%   0.40%    17.42    17.42      46,531      810,505    8.90%     8.90%     0.66%
            2006               0.40%   0.40%    16.00    16.00      49,011      783,940   11.79%    11.79%     0.87%
NB AMT REGENCY I CLASS
            2010               0.00%   0.70%    11.66    18.30     344,282    5,504,949   25.30%    26.18%     0.75%
            2009               0.00%   0.70%     9.24    14.56     425,517    5,028,323   45.54%    46.56%     1.96%
            2008               0.00%   0.70%     6.31    11.05     390,142    3,234,220  -46.20%   -45.82%     1.27%
            2007               0.00%   0.70%    11.64    20.48     382,268    5,869,804    2.58%     3.30%     0.45%
            2006               0.00%   0.70%    14.58    19.91     415,165    6,398,359   10.39%    11.05%     0.44%
OPPENHEIMER MAIN STREET FUND/VA CLASS A
            2010               0.20%   0.40%    11.07    11.07       4,495       49,666   15.64%    15.64%     1.50%
            2009               0.40%   0.40%     9.57     9.57      14,136      135,347   27.77%    27.77%     1.86%
            2008               0.40%   0.40%     7.49     7.49      14,088      105,575  -38.72%   -38.72%     1.59%
            2007               0.40%   0.40%    12.23    12.23      14,434      176,501    4.01%     4.01%     0.91%
            2006               0.40%   0.40%    11.76    11.76      13,421      157,789   14.56%    14.56%     1.24%
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
            2010               0.00%   0.40%    15.73    15.73     143,958    2,262,537   24.52%    24.52%    17.01%
            2009   5/29/09     0.00%   0.00%    12.63    12.63      21,602      272,806   19.83%    19.83%     6.58%
PREMIER VIT OPCAP MANAGED CLASS I
            2009               0.40%   0.40%    11.53    11.53      23,554      271,498   24.21%    24.21%     3.09%
            2008               0.40%   0.40%     9.28     9.28      57,643      534,938  -30.04%   -30.04%     3.37%
            2007               0.40%   0.40%    13.26    13.26      68,410      907,415    2.64%     2.64%     2.20%
            2006               0.40%   0.40%    12.92    12.92      59,297      766,293    9.22%     9.22%     1.58%
PUTNAM VT GROWTH & INCOME CLASS IB
            2006               0.00%   0.00%       --       --          --           --    0.00%     0.00%     1.73%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                              AGGREGATE  AGGREGATE
                                                               COST OF    PROCEEDS
SUBACCOUNT                                                    PURCHASES  FROM SALES
------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                        $ 2,565,742 $ 2,748,322
ABVPSF Growth and Income Class A                               1,894,305   1,067,995
ABVPSF International Value Class A                             3,752,382   7,646,111
ABVPSF Large Cap Growth Class A                                   88,518     201,396
ABVPSF Small/Mid Cap Value Class A                             6,305,499   2,847,541
American Century VP Income & Growth Class I                    2,022,336   1,443,840
American Century VP Inflation Protection Class II              5,584,158   3,664,578
American Century VP International Class I                      1,200,233   3,851,602
American Funds Bond Class 2                                           67         249
American Funds Global Growth Class 2                           2,927,391   3,630,924
American Funds Global Small Capitalization Class 2             3,243,354   2,471,323
American Funds Growth Class 2                                 14,064,800  14,833,135
American Funds Growth-Income Class 2                           1,736,000   4,562,270
American Funds High-Income Bond Class 2                        5,460,336   6,090,866
American Funds International Class 2                          18,697,609   9,270,182
American Funds U.S. Government/AAA-Rated Securities Class 2   11,970,009   9,473,218
BlackRock Global Allocation V.I. Class I                       1,371,906   1,276,262
Delaware VIP Diversified Income Standard Class                 7,462,997   2,260,524
Delaware VIP Emerging Markets Standard Class                  10,405,210   7,647,338
Delaware VIP High Yield Standard Class                         8,164,517   3,590,403
Delaware VIP International Value Equity Standard Class               111         254
Delaware VIP Limited-Term Diversified Income Standard Class    4,312,725     897,904
Delaware VIP REIT Standard Class                               5,484,539   5,759,905
Delaware VIP Small Cap Value Standard Class                    6,888,653   5,198,066
Delaware VIP Smid Cap Growth Standard Class                    2,339,442      63,878
Delaware VIP Trend Standard Class                                775,640   3,517,749
Delaware VIP U.S. Growth Standard Class                          156,553      43,217
Delaware VIP Value Standard Class                              3,627,164     953,562
DWS VIP Alternative Asset Allocation Plus Class A                849,124     250,234

                                                                       AGGREGATE   AGGREGATE
                                                                        COST OF     PROCEEDS
SUBACCOUNT                                                             PURCHASES   FROM SALES
----------------------------------------------------------------------------------------------
DWS VIP Equity 500 Index Class A                                      $20,995,701 $ 28,216,317
DWS VIP Small Cap Index Class A                                         9,044,160   13,175,393
Fidelity VIP Asset Manager Service Class                                2,355,006    2,194,724
Fidelity VIP Contrafund Service Class                                   9,744,757   10,949,509
Fidelity VIP Equity-Income Service Class                                2,476,520    2,341,141
Fidelity VIP Growth Service Class                                       3,856,452    8,907,675
Fidelity VIP High Income Service Class                                        368          405
Fidelity VIP Mid Cap Service Class                                      5,363,848    4,421,870
Fidelity VIP Overseas Service Class                                     4,196,231    3,071,465
FTVIPT Franklin Income Securities Class 1                               2,643,739    1,327,617
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                   879,459      829,421
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                 1,150,838       55,772
FTVIPT Franklin U.S. Government Class 1                                 2,193,274    1,493,775
FTVIPT Mutual Shares Securities Class 1                                 3,292,392    2,214,508
FTVIPT Templeton Foreign Securities Class 2                               457,944       71,396
FTVIPT Templeton Global Asset Allocation Class 2                           16,435      146,402
FTVIPT Templeton Global Bond Securities Class 1                         4,558,830    3,572,832
FTVIPT Templeton Growth Securities Class 1                                564,734      576,697
FTVIPT Templeton Growth Securities Class 2                                 28,194        2,191
Janus Aspen Series Balanced Institutional Class                           300,363    1,975,913
Janus Aspen Series Balanced Service Class                               1,007,590    1,564,567
Janus Aspen Series Enterprise Institutional Class                       1,475,338      536,431
Janus Aspen Series Enterprise Service Class                             2,290,155    2,289,801
Janus Aspen Series Flexible Bond Institutional Class                   58,459,408    2,151,493
Janus Aspen Series Flexible Bond Service Class                          4,031,755    1,994,032
Janus Aspen Series Global Technology Service Class                         28,542      153,789
Janus Aspen Series Worldwide Institutional Class                          588,514       99,934
Janus Aspen Series Worldwide Service Class                                 11,832        5,711
LVIP Baron Growth Opportunities Standard Class                            381,051      284,250
LVIP Baron Growth Opportunities Service Class                           5,537,584    4,406,939
LVIP BlackRock Inflation Protected Bond Standard Class                    937,554        8,809
LVIP Capital Growth Standard Class                                         16,323        8,504
LVIP Cohen & Steers Global Real Estate Standard Class                   2,601,591      306,019
LVIP Columbia Value Opportunities Standard Class                           22,295       13,825
LVIP Delaware Bond Standard Class                                      40,734,824   48,014,973
LVIP Delaware Diversified Floating Rate Standard Class                     45,249        9,876
LVIP Delaware Foundation Aggressive Allocation Standard Class             378,177      664,536
LVIP Delaware Growth and Income Standard Class                             64,675       93,508
LVIP Delaware Social Awareness Standard Class                           1,211,257      727,739
LVIP Delaware Special Opportunities Standard Class                      1,429,068    1,770,793
LVIP Global Income Standard Class                                         325,609        8,098
LVIP Janus Capital Appreciation Standard Class                          2,557,452      864,335
LVIP JPMorgan High Yield Standard Class                                   814,797       15,488
LVIP MFS International Growth Standard Class                              534,390      142,205
LVIP MFS Value Standard Class                                           5,607,419    1,879,188
LVIP Mid-Cap Value Standard Class                                         776,374      132,766
LVIP Mondrian International Value Standard Class                        7,692,828    4,720,871
LVIP Money Market Standard Class                                       99,526,949  145,445,602
LVIP SSgA Bond Index Standard Class                                     7,830,126    3,112,608
LVIP SSgA Conservative Structured Allocation Standard Class                 1,128           42
LVIP SSgA Developed International 150 Standard Class                       51,363       18,159
LVIP SSgA Emerging Markets 100 Standard Class                             918,989      199,909
LVIP SSgA Global Tactical Allocation Standard Class                     1,088,432      578,199
LVIP SSgA International Index Standard Class                              799,233       18,913
LVIP SSgA Large Cap 100 Standard Class                                     76,055      102,366
LVIP SSgA Moderate Structured Allocation Standard Class                     1,128           42
LVIP SSgA Moderately Aggressive Index Allocation Standard Class             1,931          128
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class          564           22
LVIP SSgA S&P 500 Index Standard Class                                 21,154,785    9,254,476
LVIP SSgA Small-Cap Index Standard Class                                5,903,539    1,901,411
LVIP SSgA Small-Mid Cap 200 Standard Class                                582,730      271,369

                                                             AGGREGATE  AGGREGATE
                                                              COST OF    PROCEEDS
SUBACCOUNT                                                   PURCHASES  FROM SALES
----------------------------------------------------------------------------------
LVIP T. Rowe Price Growth Stock Standard Class               $  431,319 $  321,579
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class   1,687,710    983,396
LVIP Templeton Growth Standard Class                          1,100,997  2,013,684
LVIP Turner Mid-Cap Growth Standard Class                     1,152,962    110,330
LVIP Wells Fargo Intrinsic Value Standard Class               1,771,658    805,137
LVIP Wilshire 2010 Profile Standard Class                     1,621,735    340,289
LVIP Wilshire 2020 Profile Standard Class                     4,366,990    423,001
LVIP Wilshire 2030 Profile Standard Class                     2,203,861    238,304
LVIP Wilshire 2040 Profile Standard Class                       954,192    694,546
LVIP Wilshire Conservative Profile Standard Class             1,943,308    671,550
LVIP Wilshire Moderate Profile Standard Class                 4,280,179  3,509,346
LVIP Wilshire Moderately Aggressive Profile Standard Class    1,314,790  1,717,450
M Business Opportunity Value                                     69,795    599,049
M Capital Appreciation                                          230,448    428,135
M International Equity                                          495,640    732,587
M Large Cap Growth                                               90,641    357,672
MFS VIT Core Equity Initial Class                               300,725    248,382
MFS VIT Growth Initial Class                                  1,595,636    146,938
MFS VIT Research Initial Class                                    6,667     38,103
MFS VIT Total Return Initial Class                            2,349,723  6,353,084
MFS VIT Utilities Initial Class                               3,587,823  1,896,844
NB AMT Mid-Cap Growth I Class                                 2,951,463  6,402,648
NB AMT Partners I Class                                          73,280    471,117
NB AMT Regency I Class                                        1,210,710  1,953,242
Oppenheimer Main Street Fund/VA Class A                          14,275    107,803
PIMCO VIT Commodity Real Return Administrative Class          1,899,880    139,090
Premier VIT OpCap Managed Class I                                10,438    296,276

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                        NET
                                                              SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                                    OWNED    VALUE  OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                           72,388 $19.47 $ 1,409,386  $ 1,187,905
ABVPSF Growth and Income Class A                               450,418  17.19   7,742,683    8,228,069
ABVPSF International Value Class A                             435,334  14.90   6,486,483    6,594,324
ABVPSF Large Cap Growth Class A                                  4,001  27.79     111,185       97,103
ABVPSF Small/Mid Cap Value Class A                             729,934  16.95  12,372,377   10,235,014
American Century VP Income & Growth Class I                    729,792   6.05   4,415,243    4,317,971
American Century VP Inflation Protection Class II            1,140,027  11.09  12,642,895   12,094,250
American Century VP International Class I                      285,650   8.56   2,445,165    2,193,801
American Funds Bond Class 2                                        257  10.56       2,717        2,874
American Funds Global Growth Class 2                           486,124  21.48  10,441,937    9,243,550
American Funds Global Small Capitalization Class 2             444,068  21.35   9,480,861    8,436,158
American Funds Growth Class 2                                  971,475  54.34  52,789,946   46,242,143
American Funds Growth-Income Class 2                           315,490  34.25  10,805,541   10,792,792
American Funds High-Income Bond Class 2                        649,889  11.08   7,200,774    6,956,215
American Funds International Class 2                         2,486,151  17.98  44,700,994   43,110,112
American Funds U.S. Government/AAA-Rated Securities Class 2  1,281,023  12.49  15,999,981   15,818,919
BlackRock Global Allocation V.I. Class I                        89,588  16.15   1,446,851    1,369,302
Delaware VIP Diversified Income Standard Class               2,433,550  11.28  27,450,449   24,873,357
Delaware VIP Emerging Markets Standard Class                 1,126,618  22.19  24,999,656   20,220,524
Delaware VIP High Yield Standard Class                       2,619,769   6.04  15,823,403   14,871,180
Delaware VIP International Value Equity Standard Class             295  10.61       3,132        2,327
Delaware VIP Limited-Term Diversified Income Standard Class    458,629  10.15   4,655,083    4,611,540
Delaware VIP REIT Standard Class                             1,363,418   9.58  13,061,545   12,850,245
Delaware VIP Small Cap Value Standard Class                    687,306  31.96  21,966,291   17,789,848
Delaware VIP Smid Cap Growth Standard Class                    115,690  22.22   2,570,641    2,279,682

                                                                                  NET
                                                                        SHARES   ASSET   FAIR VALUE
SUBACCOUNT                                                              OWNED    VALUE   OF SHARES   COST OF SHARES
-------------------------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Standard Class                                   71,366 $ 8.15 $    581,635  $    467,660
Delaware VIP Value Standard Class                                        907,470  16.49   14,964,179    14,882,941
DWS VIP Alternative Asset Allocation Plus Class A                         48,740  13.85      675,049       642,700
DWS VIP Equity 500 Index Class A                                      11,342,749  13.17  149,384,010   136,583,270
DWS VIP Small Cap Index Class A                                        7,736,346  12.41   96,008,057    87,863,098
Fidelity VIP Asset Manager Service Class                                 206,110  14.45    2,978,296     2,754,121
Fidelity VIP Contrafund Service Class                                  1,439,137  23.81   34,265,846    32,517,200
Fidelity VIP Equity-Income Service Class                                 483,464  18.96    9,166,486     9,119,998
Fidelity VIP Growth Service Class                                        191,637  36.99    7,088,658     6,166,855
Fidelity VIP High Income Service Class                                       895   5.54        4,959         5,341
Fidelity VIP Mid Cap Service Class                                       728,305  32.52   23,684,492    19,945,277
Fidelity VIP Overseas Service Class                                      416,532  16.70    6,956,090     6,705,919
FTVIPT Franklin Income Securities Class 1                                254,529  15.16    3,858,657     3,717,293
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                   79,307  22.21    1,761,397     1,537,115
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                   85,267  21.53    1,835,802     1,525,440
FTVIPT Franklin U.S. Government Class 1                                  197,696  13.34    2,637,263     2,622,119
FTVIPT Mutual Shares Securities Class 1                                  540,849  16.14    8,729,308     8,399,618
FTVIPT Templeton Foreign Securities Class 2                              126,196  14.29    1,803,339     1,661,075
FTVIPT Templeton Global Bond Securities Class 1                          388,767  19.94    7,752,010     6,960,136
FTVIPT Templeton Growth Securities Class 1                               157,559  11.19    1,763,081     1,752,636
FTVIPT Templeton Growth Securities Class 2                                 4,722  11.01       51,989        48,539
Janus Aspen Series Balanced Institutional Class                           20,638  28.30      584,046       569,821
Janus Aspen Series Balanced Service Class                                110,220  29.42    3,242,669     2,992,134
Janus Aspen Series Enterprise Institutional Class                        134,481  38.72    5,207,111     4,370,293
Janus Aspen Series Enterprise Service Class                               77,671  37.53    2,914,989     2,266,172
Janus Aspen Series Flexible Bond Institutional Class                   4,549,648  12.70   57,780,530    57,580,099
Janus Aspen Series Flexible Bond Service Class                           683,791  13.55    9,265,370     8,758,971
Janus Aspen Series Global Technology Service Class                        13,043   5.66       73,824        63,105
Janus Aspen Series Worldwide Institutional Class                          47,255  30.13    1,423,795     1,282,494
Janus Aspen Series Worldwide Service Class                                14,524  29.80      432,812       396,830
LVIP Baron Growth Opportunities Standard Class                            46,092  30.55    1,407,918     1,127,284
LVIP Baron Growth Opportunities Service Class                            629,195  30.27   19,045,718    15,388,961
LVIP BlackRock Inflation Protected Bond Standard Class                    90,622  10.13      918,089       928,926
LVIP Capital Growth Standard Class                                         1,811  25.61       46,397        35,414
LVIP Cohen & Steers Global Real Estate Standard Class                    588,322   7.46    4,390,061     3,627,268
LVIP Columbia Value Opportunities Standard Class                           4,276  10.54       45,083        35,327
LVIP Delaware Bond Standard Class                                      7,844,202  13.70  107,426,341   102,747,062
LVIP Delaware Diversified Floating Rate Standard Class                     3,504  10.09       35,355        35,411
LVIP Delaware Foundation Aggressive Allocation Standard Class             68,229  12.38      844,401       828,358
LVIP Delaware Growth and Income Standard Class                            11,474  28.96      332,304       334,069
LVIP Delaware Social Awareness Standard Class                             52,246  30.57    1,597,314     1,488,274
LVIP Delaware Special Opportunities Standard Class                        96,709  39.32    3,802,880     3,179,596
LVIP Global Income Standard Class                                         28,062  11.57      324,786       318,862
LVIP Janus Capital Appreciation Standard Class                           293,420  21.50    6,309,415     5,642,232
LVIP JPMorgan High Yield Standard Class                                   76,078  10.37      789,085       799,308
LVIP MFS International Growth Standard Class                             102,860  12.50    1,285,755     1,125,149
LVIP MFS Value Standard Class                                            667,842  22.79   15,222,801    13,264,894
LVIP Mid-Cap Value Standard Class                                         77,546  14.18    1,099,292       916,387
LVIP Mondrian International Value Standard Class                       1,254,340  15.45   19,375,787    20,346,988
LVIP Money Market Standard Class                                      14,670,266  10.00  146,702,664   146,702,652
LVIP SSgA Bond Index Standard Class                                    1,092,749  10.98   11,992,916    11,749,653
LVIP SSgA Conservative Structured Allocation Standard Class                  103  10.47        1,082         1,085
LVIP SSgA Developed International 150 Standard Class                      15,314   8.55      130,952       123,342
LVIP SSgA Emerging Markets 100 Standard Class                            116,863  13.96    1,631,762     1,268,035
LVIP SSgA Global Tactical Allocation Standard Class                      151,391  10.31    1,561,293     1,490,124
LVIP SSgA International Index Standard Class                             152,050   7.93    1,206,063     1,103,114
LVIP SSgA Large Cap 100 Standard Class                                     8,051  10.34       83,248        72,208
LVIP SSgA Moderate Structured Allocation Standard Class                      101  10.64        1,079         1,085
LVIP SSgA Moderately Aggressive Index Allocation Standard Class              171  10.88        1,858         1,804
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class          50  10.93          551           542
LVIP SSgA S&P 500 Index Standard Class                                 3,757,101   8.82   33,118,841    29,715,399

                                                                      NET
                                                             SHARES  ASSET  FAIR VALUE
SUBACCOUNT                                                   OWNED   VALUE  OF SHARES   COST OF SHARES
------------------------------------------------------------------------------------------------------
LVIP SSgA Small-Cap Index Standard Class                     640,951 $17.90 $11,475,583   $9,460,748
LVIP SSgA Small-Mid Cap 200 Standard Class                   120,426  12.86   1,548,440    1,122,642
LVIP T. Rowe Price Growth Stock Standard Class                72,300  17.73   1,281,735    1,042,069
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class  175,361  14.43   2,530,455    1,963,629
LVIP Templeton Growth Standard Class                          57,917  25.50   1,477,046    1,363,819
LVIP Turner Mid-Cap Growth Standard Class                    280,165  11.29   3,162,499    2,429,352
LVIP Wells Fargo Intrinsic Value Standard Class              259,104  13.36   3,462,411    3,247,405
LVIP Wilshire 2010 Profile Standard Class                    276,423  10.56   2,918,197    2,532,658
LVIP Wilshire 2020 Profile Standard Class                    518,988  10.22   5,304,061    4,860,738
LVIP Wilshire 2030 Profile Standard Class                    267,729  10.16   2,719,055    2,505,567
LVIP Wilshire 2040 Profile Standard Class                     78,310   9.70     759,917      648,176
LVIP Wilshire Conservative Profile Standard Class            252,841  12.03   3,042,692    2,869,431
LVIP Wilshire Moderate Profile Standard Class                510,921  11.93   6,093,244    5,505,742
LVIP Wilshire Moderately Aggressive Profile Standard Class   276,189  11.42   3,154,635    2,916,456
M Business Opportunity Value                                  14,187  10.30     146,126      149,468
M Capital Appreciation                                        39,035  25.94   1,012,567      829,982
M International Equity                                       157,394  11.72   1,844,657    2,198,244
M Large Cap Growth                                            11,612  16.23     188,468      166,420
MFS VIT Core Equity Initial Class                             33,920  15.65     530,855      464,876
MFS VIT Growth Initial Class                                 176,670  24.69   4,361,985    3,468,404
MFS VIT Research Initial Class                                 3,737  19.04      71,158       64,970
MFS VIT Total Return Initial Class                           419,353  18.71   7,846,096    7,620,789
MFS VIT Utilities Initial Class                              336,098  25.27   8,493,185    7,864,907
NB AMT Mid-Cap Growth I Class                                335,149  27.42   9,189,787    7,014,211
NB AMT Partners I Class                                       19,201  11.27     216,396      223,788
NB AMT Regency I Class                                       358,413  15.36   5,505,231    4,649,279
Oppenheimer Main Street Fund/VA Class A                        2,379  20.88      49,666       46,276
PIMCO VIT Commodity Real Return Administrative Class         251,180   9.01   2,263,130    2,037,886

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                              UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                    ISSUED    REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                          250,528   (266,634)    (16,106)
ABVPSF Growth and Income Class A                               184,788   (104,641)     80,147
ABVPSF International Value Class A                             514,300 (1,026,516)   (512,216)
ABVPSF Large Cap Growth Class A                                  8,834    (20,223)    (11,389)
ABVPSF Small/Mid Cap Value Class A                             463,812   (236,826)    226,986
American Century VP Income & Growth Class I                    179,969   (116,902)     63,067
American Century VP Inflation Protection Class II              514,756   (378,627)    136,129
American Century VP International Class I                      409,687   (623,672)   (213,985)
American Funds Bond Class 2                                         --        (15)        (15)
American Funds Global Growth Class 2                           253,587   (310,585)    (56,998)
American Funds Global Small Capitalization Class 2             267,730   (214,868)     52,862
American Funds Growth Class 2                                1,914,235 (1,912,287)      1,948
American Funds Growth-Income Class 2                           304,208   (519,923)   (215,715)
American Funds High-Income Bond Class 2                        452,608   (510,964)    (58,356)
American Funds International Class 2                         1,540,065   (944,593)    595,472
American Funds U.S. Government/AAA-Rated Securities Class 2  1,278,842 (1,016,905)    261,937
BlackRock Global Allocation V.I. Class I                        89,257   (113,388)    (24,131)
Delaware VIP Diversified Income Standard Class                 533,207   (252,640)    280,567
Delaware VIP Emerging Markets Standard Class                   783,034   (607,212)    175,822
Delaware VIP High Yield Standard Class                       1,060,899   (579,645)    481,254
Delaware VIP International Value Equity Standard Class              --        (15)        (15)
Delaware VIP Limited-Term Diversified Income Standard Class    360,838    (98,901)    261,937
Delaware VIP REIT Standard Class                               538,217   (549,435)    (11,218)
Delaware VIP Small Cap Value Standard Class                    756,478   (610,162)    146,316
Delaware VIP Smid Cap Growth Standard Class                    178,815     (7,189)    171,626

                                                                        UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                              ISSUED     REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------------------------
Delaware VIP Trend Standard Class                                        105,510    (317,999)    (212,489)
Delaware VIP U.S. Growth Standard Class                                   26,392     (15,351)      11,041
Delaware VIP Value Standard Class                                        352,134    (120,897)     231,237
DWS VIP Alternative Asset Allocation Plus Class A                         42,903     (22,220)      20,683
DWS VIP Equity 500 Index Class A                                       2,076,106  (2,756,110)    (680,004)
DWS VIP Small Cap Index Class A                                          678,838    (809,749)    (130,911)
Fidelity VIP Asset Manager Service Class                                 118,503     (99,322)      19,181
Fidelity VIP Contrafund Service Class                                  1,330,174  (1,375,990)     (45,816)
Fidelity VIP Equity-Income Service Class                                 429,338    (455,071)     (25,733)
Fidelity VIP Growth Service Class                                        884,346  (1,527,351)    (643,005)
Fidelity VIP High Income Service Class                                        --         (28)         (28)
Fidelity VIP Mid Cap Service Class                                       474,587    (421,958)      52,629
Fidelity VIP Overseas Service Class                                      370,340    (276,768)      93,572
FTVIPT Franklin Income Securities Class 1                                294,810    (198,101)      96,709
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                   75,421     (63,672)      11,749
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                  150,316     (39,988)     110,328
FTVIPT Franklin U.S. Government Class 1                                  150,113     (99,741)      50,372
FTVIPT Mutual Shares Securities Class 1                                  367,773    (269,233)      98,540
FTVIPT Templeton Foreign Securities Class 2                               94,541     (40,243)      54,298
FTVIPT Templeton Global Asset Allocation Class 2                          12,939     (19,969)      (7,030)
FTVIPT Templeton Global Bond Securities Class 1                          260,727    (210,712)      50,015
FTVIPT Templeton Growth Securities Class 1                                52,622     (54,231)      (1,609)
FTVIPT Templeton Growth Securities Class 2                                 4,506      (1,202)       3,304
Janus Aspen Series Balanced Institutional Class                          232,730    (316,814)     (84,084)
Janus Aspen Series Balanced Service Class                                 55,839     (99,111)     (43,272)
Janus Aspen Series Enterprise Institutional Class                        437,325    (391,307)      46,018
Janus Aspen Series Enterprise Service Class                               96,447     (95,784)         663
Janus Aspen Series Flexible Bond Institutional Class                   8,407,401  (3,114,732)   5,292,669
Janus Aspen Series Flexible Bond Service Class                           232,544    (119,638)     112,906
Janus Aspen Series Global Technology Service Class                            --     (28,182)     (28,182)
Janus Aspen Series Worldwide Institutional Class                         132,176     (91,040)      41,136
Janus Aspen Series Worldwide Service Class                                   830        (280)         550
LVIP Baron Growth Opportunities Standard Class                            38,411     (30,070)       8,341
LVIP Baron Growth Opportunities Service Class                            772,764    (553,413)     219,351
LVIP BlackRock Inflation Protected Bond Standard Class                    90,859      (1,003)      89,856
LVIP Capital Growth Standard Class                                         1,930      (1,111)         819
LVIP Cohen & Steers Global Real Estate Standard Class                    358,543     (63,649)     294,894
LVIP Columbia Value Opportunities Standard Class                           2,737      (2,010)         727
LVIP Delaware Bond Standard Class                                      4,522,889  (4,881,367)    (358,478)
LVIP Delaware Diversified Floating Rate Standard Class                     4,486        (979)       3,507
LVIP Delaware Foundation Aggressive Allocation Standard Class             34,828     (51,158)     (16,330)
LVIP Delaware Growth and Income Standard Class                             6,738      (9,650)      (2,912)
LVIP Delaware Social Awareness Standard Class                            157,316    (112,333)      44,983
LVIP Delaware Special Opportunities Standard Class                       178,272    (229,120)     (50,848)
LVIP Global Income Standard Class                                         28,209        (808)      27,401
LVIP Janus Capital Appreciation Standard Class                           331,102    (199,925)     131,177
LVIP JPMorgan High Yield Standard Class                                   74,040      (1,850)      72,190
LVIP MFS International Growth Standard Class                              79,010     (28,417)      50,593
LVIP MFS Value Standard Class                                            705,664    (296,576)     409,088
LVIP Mid-Cap Value Standard Class                                         73,033     (19,772)      53,261
LVIP Mondrian International Value Standard Class                         648,176    (429,722)     218,454
LVIP Money Market Standard Class                                      12,578,730 (15,668,235)  (3,089,505)
LVIP SSgA Bond Index Standard Class                                      651,652    (247,833)     403,819
LVIP SSgA Conservative Structured Allocation Standard Class                  106          (4)         102
LVIP SSgA Developed International 150 Standard Class                       6,788      (2,799)       3,989
LVIP SSgA Emerging Markets 100 Standard Class                             67,734     (18,819)      48,915
LVIP SSgA Global Tactical Allocation Standard Class                      112,744     (62,280)      50,464
LVIP SSgA International Index Standard Class                             100,886      (3,739)      97,147
LVIP SSgA Large Cap 100 Standard Class                                     8,393     (11,826)      (3,433)
LVIP SSgA Moderate Structured Allocation Standard Class                      103          (4)          99
LVIP SSgA Moderately Aggressive Index Allocation Standard Class              178         (12)         166
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class          51          (2)          49

                                                              UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                    ISSUED    REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------------------
LVIP SSgA S&P 500 Index Standard Class                       2,236,552 (1,171,616)  1,064,936
LVIP SSgA Small-Cap Index Standard Class                       653,607   (209,594)    444,013
LVIP SSgA Small-Mid Cap 200 Standard Class                      50,371    (25,249)     25,122
LVIP T. Rowe Price Growth Stock Standard Class                  53,741    (40,625)     13,116
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class    154,168    (90,814)     63,354
LVIP Templeton Growth Standard Class                            61,517   (189,254)   (127,737)
LVIP Turner Mid-Cap Growth Standard Class                      132,261    (20,074)    112,187
LVIP Wells Fargo Intrinsic Value Standard Class                286,379   (168,621)    117,758
LVIP Wilshire 2010 Profile Standard Class                      155,987    (35,581)    120,406
LVIP Wilshire 2020 Profile Standard Class                      483,306    (87,516)    395,790
LVIP Wilshire 2030 Profile Standard Class                      227,315    (26,654)    200,661
LVIP Wilshire 2040 Profile Standard Class                      111,992    (83,003)     28,989
LVIP Wilshire Conservative Profile Standard Class              148,435    (53,869)     94,566
LVIP Wilshire Moderate Profile Standard Class                  350,414   (291,307)     59,107
LVIP Wilshire Moderately Aggressive Profile Standard Class     113,535   (155,332)    (41,797)
M Business Opportunity Value                                     5,156    (42,648)    (37,492)
M Capital Appreciation                                          18,367    (27,829)     (9,462)
M International Equity                                          33,749    (52,519)    (18,770)
M Large Cap Growth                                               8,948    (32,532)    (23,584)
MFS VIT Core Equity Initial Class                               49,956    (43,840)      6,116
MFS VIT Growth Initial Class                                   169,420    (17,803)    151,617
MFS VIT Research Initial Class                                   8,727    (11,479)     (2,752)
MFS VIT Total Return Initial Class                             225,525   (541,198)   (315,673)
MFS VIT Utilities Initial Class                                227,792   (139,507)     88,285
NB AMT Mid-Cap Growth I Class                                  727,942   (957,881)   (229,939)
NB AMT Partners I Class                                         48,254    (77,943)    (29,689)
NB AMT Regency I Class                                         264,956   (346,191)    (81,235)
Oppenheimer Main Street Fund/VA Class A                         12,173    (21,814)     (9,641)
PIMCO VIT Commodity Real Return Administrative Class           135,240    (12,884)    122,356
Premier VIT OpCap Managed Class I                               23,184    (46,738)    (23,554)

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                              UNITS      UNITS     NET INCREASE
SUBACCOUNT                                                    ISSUED    REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Series I                         472     (5,682)     (5,210)
Invesco V.I. International Growth Series I                         495     (4,555)     (4,060)
ABVPSF Global Thematic Growth Class A                          127,858    (81,536)     46,322
ABVPSF Growth and Income Class A                               202,604   (224,292)    (21,688)
ABVPSF International Value Class A                             861,360   (309,965)    551,395
ABVPSF Large Cap Growth Class A                                  7,708     (8,618)       (910)
ABVPSF Small/Mid Cap Value Class A                             344,892   (265,748)     79,144
American Century VP Income & Growth Class I                    121,416   (213,551)    (92,135)
American Century VP Inflation Protection Class II              569,493   (212,551)    356,942
American Century VP International Class I                       78,985   (122,766)    (43,781)
American Funds Bond Class 2                                         --       (117)       (117)
American Funds Global Growth Class 2                           434,263   (492,007)    (57,744)
American Funds Global Small Capitalization Class 2             288,932   (172,818)    116,114
American Funds Growth Class 2                                2,211,332 (1,366,478)    844,854
American Funds Growth-Income Class 2                           332,135   (306,435)     25,700
American Funds High-Income Bond Class 2                        441,186   (618,533)   (177,347)
American Funds International Class 2                         1,173,021 (1,061,796)    111,225
American Funds U.S. Government/AAA-Rated Securities Class 2    673,603 (1,362,452)   (688,849)
BlackRock Global Allocation V.I. Class I                       137,404       (934)    136,470
Delaware VIP Diversified Income Standard Class                 577,922   (202,181)    375,741
Delaware VIP Emerging Markets Standard Class                   784,241   (550,500)    233,741
Delaware VIP High Yield Standard Class                         246,937   (193,135)     53,802
Delaware VIP International Value Equity Standard Class           6,717     (6,850)       (133)
Delaware VIP Limited-Term Diversified Income Standard Class     85,791    (75,580)     10,211
Delaware VIP REIT Standard Class                               707,763   (556,838)    150,925
Delaware VIP Small Cap Value Standard Class                    659,291   (862,418)   (203,127)
Delaware VIP Trend Standard Class                              148,628    (85,345)     63,283

                                                                 UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                       ISSUED     REDEEMED    (DECREASE)
---------------------------------------------------------------------------------------------------
Delaware VIP U.S. Growth Standard Class                            31,316     (21,737)       9,579
Delaware VIP Value Standard Class                                 351,894     (61,733)     290,161
DWS VIP Alternative Asset Allocation Plus Class A                  32,135      (1,152)      30,983
DWS VIP Equity 500 Index Class A                                3,394,938  (2,075,974)   1,318,964
DWS VIP Small Cap Index Class A                                 1,912,419    (650,227)   1,262,192
Fidelity VIP Asset Manager Service Class                          101,009    (130,299)     (29,290)
Fidelity VIP Contrafund Service Class                           1,204,117  (1,441,309)    (237,192)
Fidelity VIP Equity-Income Service Class                          254,563    (387,537)    (132,974)
Fidelity VIP Growth Service Class                                 352,954  (1,021,442)    (668,488)
Fidelity VIP High Income Service Class                                 --        (184)        (184)
Fidelity VIP Mid Cap Service Class                                680,326    (754,908)     (74,582)
Fidelity VIP Overseas Service Class                               373,832    (533,307)    (159,475)
FTVIPT Franklin Income Securities Class 1                         123,423    (287,456)    (164,033)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1            47,113     (80,196)     (33,083)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2            13,167     (23,388)     (10,221)
FTVIPT Franklin U.S. Government Class 1                           225,050     (84,813)     140,237
FTVIPT Mutual Shares Securities Class 1                           469,423    (313,995)     155,428
FTVIPT Templeton Foreign Securities Class 2                        73,305     (73,277)          28
FTVIPT Templeton Global Asset Allocation Class 2                    4,136      (6,656)      (2,520)
FTVIPT Templeton Global Bond Securities Class 1                   307,076    (196,246)     110,830
FTVIPT Templeton Growth Securities Class 1                         93,753    (162,778)     (69,025)
FTVIPT Templeton Growth Securities Class 2                          2,074      (6,867)      (4,793)
Janus Aspen Series Balanced Institutional Class                    40,021    (136,409)     (96,388)
Janus Aspen Series Balanced Service Class                          63,494     (93,707)     (30,213)
Janus Aspen Series Enterprise Institutional Class                  60,650    (113,825)     (53,175)
Janus Aspen Series Enterprise Service Class                       116,418    (283,291)    (166,873)
Janus Aspen Series Flexible Bond Instituional Class                61,296    (103,083)     (41,787)
Janus Aspen Series Flexible Bond Service Class                    271,325    (158,428)     112,897
Janus Aspen Series Global Technology Service Class                 42,917     (42,842)          75
Janus Aspen Series Worldwide Institutional Class                   24,733     (90,381)     (65,648)
Janus Aspen Series Worldwide Service Class                         11,465     (11,458)           7
LVIP Baron Growth Opportunities Standard Class                     73,402     (23,036)      50,366
LVIP Baron Growth Opportunities Service Class                     526,595    (453,284)      73,311
LVIP Capital Growth Standard Class                                  2,803        (254)       2,549
LVIP Cohen & Steers Global Real Estate Standard Class             196,420      28,815      225,235
LVIP Columbia Value Opportunities Standard Class                    4,401        (579)       3,822
LVIP Delaware Bond Standard Class                               4,033,606  (2,840,937)   1,192,669
LVIP Delaware Foundation Aggressive Allocation Standard Class      27,590    (347,751)    (320,161)
LVIP Delaware Growth and Income Standard Class                     22,741     (14,352)       8,389
LVIP Delaware Social Awareness Standard Class                      42,834     (36,990)       5,844
LVIP Delaware Special Opportunities Standard Class                182,923    (102,682)      80,241
LVIP Global Income Standard Class                                     107          --          107
LVIP Janus Capital Appreciation Standard Class                    219,887    (223,418)      (3,531)
LVIP MFS International Growth Standard Class                       70,958    (193,699)    (122,741)
LVIP MFS Value Standard Class                                     976,210    (221,184)     755,026
LVIP Mid-Cap Value Standard Class                                  50,215     (16,980)      33,235
LVIP Mondrian International Value Standard Class                  588,134    (467,244)     120,890
LVIP Money Market Standard Class                               11,835,953 (18,835,959)  (7,000,006)
LVIP SSgA Bond Index Standard Class                               694,931    (133,102)     561,829
LVIP SSgA Developed International 150 Standard Class               12,354      (1,345)      11,009
LVIP SSgA Emerging Markets 100 Standard Class                      99,084     (39,752)      59,332
LVIP SSgA International Index Standard Class                       58,594      (7,561)      51,033
LVIP SSgA Large Cap 100 Standard Class                             14,891      (3,424)      11,467
LVIP SSgA S&P 500 Index Standard Class                          1,750,103    (460,323)   1,289,780
LVIP SSgA Small-Cap Index Standard Class                          655,403    (247,841)     407,562
LVIP SSgA Small-Mid Cap 200 Standard Class                         75,010      (7,787)      67,223
LVIP T. Rowe Price Growth Stock Standard Class                     78,602     (20,988)      57,614
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class        98,756     (55,125)      43,631
LVIP Templeton Growth Standard Class                              404,907    (127,057)     277,850
LVIP Turner Mid-Cap Growth Standard Class                          77,447      (1,986)      75,461
LVIP Wells Fargo Intrinsic Value Standard Class                    91,014    (201,127)    (110,113)
LVIP Wilshire 2010 Profile Standard Class                         285,259    (152,091)     133,168

                                                            UNITS    UNITS    NET INCREASE
SUBACCOUNT                                                  ISSUED  REDEEMED   (DECREASE)
------------------------------------------------------------------------------------------
LVIP Wilshire 2020 Profile Standard Class                    84,615  (55,718)     28,897
LVIP Wilshire 2030 Profile Standard Class                    30,855  (14,379)     16,476
LVIP Wilshire 2040 Profile Standard Class                    45,971  (11,395)     34,576
LVIP SSgA Global Tactical Allocation Standard Class          53,928  (19,710)     34,218
LVIP Wilshire Conservative Profile Standard Class            68,104  (48,323)     19,781
LVIP Wilshire Moderate Profile Standard Class               210,258  (61,666)    148,592
LVIP Wilshire Moderately Aggressive Profile Standard Class  209,924  (93,886)    116,038
M International Equity                                       45,292  (13,112)     32,180
M Business Opportunity Value                                 18,237   (3,611)     14,626
M Capital Appreciation                                       27,363  (24,150)      3,213
M Large Cap Growth                                           18,030  (16,935)      1,095
MFS VIT Core Equity Initial Class                            31,438   (6,704)     24,734
MFS VIT Growth Initial Class                                262,368  (36,847)    225,521
MFS VIT Research Initial Class                                3,224  (11,036)     (7,812)
MFS VIT Total Return Initial Class                          317,018 (633,443)   (316,425)
MFS VIT Utilities Initial Class                             148,482 (183,981)    (35,499)
NB AMT Mid-Cap Growth I Class                               188,636 (246,417)    (57,781)
NB AMT Partners I Class                                      20,881  (18,204)      2,677
NB AMT Regency I Class                                      208,551 (173,176)     35,375
Oppenheimer Main Street Fund/VA Class A                       3,182   (3,134)         48
PIMCO VIT Commodity Real Return Administrative Class         35,279  (13,677)     21,602
Premier VIT OpCap Managed Class I                             9,449  (43,538)    (34,089)

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

NOTE TO OTHER FINANCIAL INFORMATION

DECEMBER 31, 2010

END OF YEAR UNIT VALUES

The accompanying supplemental summary presents unit values for the investment options in Lincoln Life Flexible Premium Variable Life Account S, by product, as of December 31 for years 2006 through 2010.

The financial highlights note in the accompanying financial statements presents a range of minimum to maximum unit values only for those subaccounts that existed for the entire year, and had assets at December 31; therefore, some individual product unit values presented herein may not be consistent with the ranges presented in the audited financial statements as a result of partial year activity. In addition, some individual product unit values presented herein occur prior to the commencement date presented in the audited financial statements. Because the commencement date in the accompanying financial statements represents the date in which funds were first received, some individual product unit values presented herein reflect the unit value available for investment at the time, irrespective of asset level. Therefore, there may be additional unit values displayed in the supplemental summary as compared to the financial highlights note in the accompanying financial statements.

END OF YEAR UNIT VALUES FOR YEARS 2006 TO 2010

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
            Lincoln CVUL III Jumbo                 16.121462 19.338867 10.157951 15.559916 18.469064
            Lincoln CVUL III Super Jumbo           14.857907 17.796437  9.333718 14.275934 16.919654
            Lincoln CVUL III SC (Elite)            11.060849 13.202128  6.899916 10.516537 12.420564
            Lincoln CVUL III LC (Elite)            11.235224 13.450551  7.050889 10.778954 12.768700
            Lincoln Corporate Variable 4 - Band 1  13.229641 15.790797  8.252791 12.578565 14.855924
            Lincoln Corporate Variable 4 - Band 2  13.368888 16.004915  8.389892 12.825950 15.193556
            Lincoln Corporate Variable 4 - Band 3  13.292673 15.945532  8.375562 12.829656 15.228341
            Lincoln Corporate Variable 4 - Band 4  12.544912 15.063587  7.920269 12.144373 14.429345
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.463344 13.778520  7.251848 11.130593 13.238034
ABVPSF GROWTH AND INCOME CLASS A
            Lincoln CVUL III Jumbo                 17.759597 18.631291 11.044146 13.317324 15.030773
            Lincoln CVUL III Super Jumbo           16.200413 16.970106 10.044323 12.093549 13.629100
            Lincoln CVUL III SC (Elite)            14.218518 14.842016  8.753973 10.503104 11.795385
            Lincoln CVUL III LC (Elite)            14.436746 15.115624  8.942195 10.761198 12.121496
            Lincoln Corporate Variable 4 - Band 1  14.963342 15.619502  9.212542 11.053299 12.413276
            Lincoln Corporate Variable 4 - Band 2  15.121914 15.833014  9.366604 11.271926 12.696811
            Lincoln Corporate Variable 4 - Band 3  13.595269 14.263072  8.454818 10.195023 11.506788
            Lincoln Corporate Variable 4 - Band 4  14.999192 15.751709  9.346572 11.281622 12.745884
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     12.013507 12.628797  7.501047  9.063077 10.249625
ABVPSF INTERNATIONAL VALUE CLASS A
            Lincoln CVUL III Jumbo                 11.969361 12.643142  5.907197  7.939954  8.288000
            Lincoln CVUL III Super Jumbo           11.958402 12.612630  5.884081  7.897024  8.230844
            Lincoln CVUL III SC (Elite)            11.932871 12.541720  5.830492  7.797756  8.099006
            Lincoln CVUL III LC (Elite)            11.954752 12.602475  5.876361  7.882559  8.211757
            Lincoln Corporate Variable 4 - Band 1  11.932871 12.541670  5.830469  7.797725  8.098974
            Lincoln Corporate Variable 4 - Band 2  11.955077 12.602827  5.876555  7.882983  8.212106
            Lincoln Corporate Variable 4 - Band 3  11.969389 12.643158  5.907202  7.939970  8.288023
            Lincoln Corporate Variable 4 - Band 4  11.976672 12.663525  5.922659  7.968702  8.326325
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.983930 12.683869  5.938127  7.997510  8.364779
ABVPSF LARGE CAP GROWTH CLASS A
            Lincoln CVUL III Jumbo                 14.213164 16.159128  9.730850 13.354798 14.674081
            Lincoln CVUL III Super Jumbo           13.810764 15.678103  9.426995 12.918398 14.173307
            Lincoln CVUL III SC (Elite)            11.047598 12.497519  7.488240 10.225760 11.179928
            Lincoln CVUL III LC (Elite)            11.222609 12.733643  7.652725 10.481759 11.494242
            Lincoln Corporate Variable 4 - Band 1  13.183822 14.914108  8.936207 12.203069 13.341741
            Lincoln Corporate Variable 4 - Band 2  13.322776 15.116627  9.084864 12.443232 13.644994
            Lincoln Corporate Variable 4 - Band 3  12.999998 14.779865  8.900272 12.214898 13.421573
            Lincoln Corporate Variable 4 - Band 4  13.077482 14.882820  8.971285 12.324718 13.555772
ABVPSF SMALL/MID CAP VALUE CLASS A
            Lincoln CVUL III Jumbo                 21.196921 21.515122 13.833242 19.722258 24.979051
            Lincoln CVUL III Super Jumbo           18.742991 18.995832 12.195108 17.360676 21.955093

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln CVUL III SC (Elite)            21.321134 21.533235 13.775688 19.542252 24.628062
            Lincoln CVUL III LC (Elite)            21.657745 21.938944 14.077503 20.030388 25.318682
            Lincoln Corporate Variable 4 - Band 1  17.342788 17.515243 11.205188 15.895514 20.032133
            Lincoln Corporate Variable 4 - Band 2  17.524788 17.752317 11.391080 16.207969 20.487095
            Lincoln Corporate Variable 4 - Band 3  14.040890 14.251676  9.163130 13.063997 16.546084
            Lincoln Corporate Variable 4 - Band 4  16.428759 16.692073 10.742978 15.331785 19.437732
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.674648 11.873629  7.649519 10.927873 13.868275
AMERICAN CENTURY VP INCOME & GROWTH CLASS I
            Lincoln CVUL                           12.877846 12.779404  8.301113  9.734960 11.034629
            Lincoln CVUL/0.35%                                                             10.726402
            Lincoln CVUL LC                        12.384676 12.326940  8.031313  9.446865 10.740215
            Lincoln CVUL LC/0.20%                                                          10.738614
            Lincoln CVUL III Jumbo                 17.656239 17.609120 11.495793 13.549057 15.434843
            Lincoln CVUL III Super Jumbo           16.598282 16.529168 10.774561 12.679965 14.423157
            Lincoln CVUL III SC (Elite)            12.877846 12.779404  8.301113  9.734960 11.034629
            Lincoln CVUL III LC (Elite)            12.384676 12.326940  8.031313  9.446865 10.740215
            Lincoln Corporate Variable 4 - Band 1  15.145901 15.030121  9.763110 11.449487 12.978055
            Lincoln Corporate Variable 4 - Band 2  15.304879 15.233529  9.925027 11.674356 13.272670
            Lincoln Corporate Variable 4 - Band 3  13.542650 13.506510  8.817478 10.392368 11.837400
            Lincoln Corporate Variable 4 - Band 4  15.209512 15.184107  9.922590 11.706575 13.349340
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.708300 11.700439  7.653738  9.038833 10.317471
AMERICAN CENTURY VP INFLATION PROTECTION CLASS II
            Lincoln CVUL                           10.847839 11.799284 11.528855 12.621680 13.173110
            Lincoln CVUL/0.35%                                                             10.495021
            Lincoln CVUL LC                        10.931875 11.925853 11.689053 12.834309 13.434712
            Lincoln CVUL LC/0.20%                                                          10.506731
            Lincoln CVUL III Jumbo                 10.992090 12.016092 11.799552 12.982747 13.617851
            Lincoln CVUL III Super Jumbo           10.948615 11.950636 11.717683 12.873357 13.482877
            Lincoln CVUL III SC (Elite)            10.847839 11.799284 11.528855 12.621680 13.173110
            Lincoln CVUL III LC (Elite)            10.931875 11.925853 11.689053 12.834309 13.434712
            Lincoln Corporate Variable 4 - Band 1  10.847839 11.799284 11.528855 12.621680 13.173110
            Lincoln Corporate Variable 4 - Band 2  10.931916 11.923406 11.685644 12.830568 13.430882
            Lincoln Corporate Variable 4 - Band 3  10.650015 11.639183 11.429930 12.574906 13.189604
            Lincoln Corporate Variable 4 - Band 4  11.018596 12.054038 11.849172 13.049177 13.700739
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     10.121549 11.083768 10.906294 12.022877 12.635826
AMERICAN CENTURY VP INTERNATIONAL CLASS I
            Lincoln CVUL                           13.828430 16.211509  8.882522 11.798803 13.273960
            Lincoln CVUL/0.35%                                                             11.140628
            Lincoln CVUL LC                        12.855733 15.116453  8.307462 11.068090 12.489256
            Lincoln CVUL LC/0.20%                                                          11.153308
            Lincoln CVUL III Jumbo                 19.532745 23.013599 12.672813 16.917875 19.128330
            Lincoln CVUL III Super Jumbo           19.982979 23.508792 12.926058 17.230090 19.452176
            Lincoln CVUL III SC (Elite)            13.828430 16.211509  8.882522 11.798803 13.273960
            Lincoln CVUL III LC (Elite)            12.855733 15.116453  8.307462 11.068090 12.489256
            Lincoln Corporate Variable 4 - Band 1  18.243148 21.386834 11.718141 15.565481 17.511628
            Lincoln Corporate Variable 4 - Band 2  18.426077 21.666342 11.907049 15.863843 17.900801
            Lincoln Corporate Variable 4 - Band 3  16.705440 19.682453 10.838468 14.469076 16.359582
            Lincoln Corporate Variable 4 - Band 4  18.043660 21.280411 11.730142 15.675095 17.740890
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     13.311027 15.714519  8.670812 11.598478 13.140132
AMERICAN FUNDS BOND CLASS 2
            Lincoln CVUL                           14.762399 15.147367 13.635577 15.247303 16.116697
            Lincoln CVUL/0.35%                                                             10.432626
            Lincoln CVUL LC                        15.059437 15.499124 13.992960 15.691181 16.628737
            Lincoln CVUL LC/0.20%                                                          10.444503
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            Lincoln CVUL                           12.819252 14.620072  8.944684 12.639869 14.026002
            Lincoln CVUL/0.35%                                                             10.926362
            Lincoln CVUL LC                        13.077606 14.959519  9.179911 13.011236 14.481434

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln CVUL LC/0.20%                                                          10.938801
            Lincoln CVUL III Jumbo                 15.883203 18.205211 11.194032 15.897719 17.729466
            Lincoln CVUL III Super Jumbo           15.820417 18.106076 11.116359 15.763753 17.553738
            Lincoln CVUL III SC (Elite)            15.674877 17.876850 10.937209 15.455535 17.150444
            Lincoln CVUL III LC (Elite)            15.799637 18.073258 11.090659 15.719452 17.495665
            Lincoln Corporate Variable 4 - Band 1  15.674497 17.876379 10.936922 15.455109 17.149931
            Lincoln Corporate Variable 4 - Band 2  15.799536 18.073142 11.090588 15.719345 17.495543
            Lincoln Corporate Variable 4 - Band 3  15.652079 17.940300 11.031146 15.666387 17.471478
            Lincoln Corporate Variable 4 - Band 4  15.925225 18.271633 11.246134 15.987690 17.847626
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     12.775741 14.672765  9.040092 12.864397 14.375337
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            Lincoln CVUL                           18.322734 22.093752 10.197239 16.333032 19.854497
            Lincoln CVUL/0.35%                                                             11.508632
            Lincoln CVUL LC                        18.468491 22.336370 10.340288 16.611880 20.254161
            Lincoln CVUL LC/0.20%                                                          11.521740
            Lincoln CVUL III Jumbo                 28.376037 34.387563 15.951179 25.677145 31.369486
            Lincoln CVUL III Super Jumbo           26.300005 31.823969 14.739823 23.691649 28.900503
            Lincoln CVUL III SC (Elite)            26.517477 31.975063 14.757899 23.637891 28.734313
            Lincoln CVUL III LC (Elite)            26.933151 32.573787 15.079549 24.225538 29.537002
            Lincoln Corporate Variable 4 - Band 1  22.959661 27.685091 12.777764 20.466130 24.878651
            Lincoln Corporate Variable 4 - Band 2  23.200630 28.059580 12.989770 20.868319 25.443725
            Lincoln Corporate Variable 4 - Band 3  19.141285 23.196404 10.759998 17.320726 21.160545
            Lincoln Corporate Variable 4 - Band 4  20.755195 25.177373 11.690616 18.837582 23.036660
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     13.394701 16.264876  7.559855 12.193695 14.926687
AMERICAN FUNDS GROWTH CLASS 2
            Lincoln CVUL                           14.654902 16.349715  9.096693 12.593445 14.841788
            Lincoln CVUL/0.35%                                                             11.229987
            Lincoln CVUL LC                        14.973854 16.755757  9.350696 12.983933 15.347893
            Lincoln CVUL LC/0.20%                                                          11.242769
            Lincoln CVUL III Jumbo                 18.732338 21.003470 11.744687 16.340762 19.354529
            Lincoln CVUL III Super Jumbo           17.307691 19.377009 10.818925 15.030160 17.775550
            Lincoln CVUL III SC (Elite)            14.654902 16.349715  9.096693 12.593445 14.841788
            Lincoln CVUL III LC (Elite)            14.973854 16.755757  9.350696 12.983933 15.347893
            Lincoln Corporate Variable 4 - Band 1  15.662179 17.473488  9.721948 13.459020 15.861851
            Lincoln Corporate Variable 4 - Band 2  15.827702 17.711213  9.883896 13.724309 16.223068
            Lincoln Corporate Variable 4 - Band 3  14.581335 16.349193  9.142117 12.719724 15.065655
            Lincoln Corporate Variable 4 - Band 4  15.596777 17.505245  9.798374 13.646430 16.179433
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.704762 13.150135  7.368029 10.271898 12.190705
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            Lincoln CVUL                           15.912716 16.598217 10.243646 13.350080 14.771779
            Lincoln CVUL/0.35%                                                             10.638784
            Lincoln CVUL LC                        16.265615 17.017668 10.534590 13.770504 15.282721
            Lincoln CVUL LC/0.20%                                                          10.650898
            Lincoln CVUL III Jumbo                 17.624607 18.476408 11.460551 15.010885 16.692642
            Lincoln CVUL III Super Jumbo           16.204632 16.962342 10.505601 13.739479 15.255910
            Lincoln CVUL III SC (Elite)            15.912716 16.598217 10.243646 13.350080 14.771779
            Lincoln CVUL III LC (Elite)            16.265615 17.017668 10.534590 13.770504 15.282721
            Lincoln Corporate Variable 4 - Band 1  14.924333 15.567597  9.608011 12.521678 13.855154
            Lincoln Corporate Variable 4 - Band 2  15.081447 15.778749  9.767652 12.767987 14.170112
            Lincoln Corporate Variable 4 - Band 3  13.395721 14.043141  8.710683 11.410104 12.688454
            Lincoln Corporate Variable 4 - Band 4  14.688868 15.414196  9.570708 12.548135 13.967928
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.817329 12.413269  7.715153 10.125440 11.282377
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            Lincoln CVUL                           16.211621 16.313462 12.338301 17.024504 19.453340
            Lincoln CVUL/0.35%                                                             10.939665
            Lincoln CVUL LC                        16.577145 16.731394 12.692447 17.565139 20.131791
            Lincoln CVUL LC/0.20%                                                          10.952112
            Lincoln CVUL III Jumbo                 16.648450 16.837000 12.798151 17.746840 20.380781

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln CVUL III Super Jumbo           13.888563 14.024806 10.644552 14.738407 16.900494
            Lincoln CVUL III SC (Elite)            16.211621 16.313462 12.338301 17.024504 19.453340
            Lincoln CVUL III LC (Elite)            16.577145 16.731394 12.692447 17.565139 20.131791
            Lincoln Corporate Variable 4 - Band 1  13.269773 13.353087 10.099316 13.934647 15.923079
            Lincoln Corporate Variable 4 - Band 2  13.409035 13.533806 10.266753 14.208213 16.284383
            Lincoln Corporate Variable 4 - Band 3  12.067755 12.204421  9.276827 12.863917 14.773147
            Lincoln Corporate Variable 4 - Band 4  13.091837 13.253351 10.084233 13.997499 16.091044
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.131046 11.279643  8.591068 11.936815 13.735871
AMERICAN FUNDS INTERNATIONAL CLASS 2
            Lincoln CVUL                           17.294232 20.612190 11.846250 16.830516 17.922045
            Lincoln CVUL/0.35%                                                             10.751393
            Lincoln CVUL LC                        17.431779 20.838519 12.012390 17.117822 18.282695
            Lincoln CVUL LC/0.20%                                                          10.763634
            Lincoln CVUL III Jumbo                 23.302039 27.911759 16.122040 23.020108 24.635804
            Lincoln CVUL III Super Jumbo           22.322225 26.698056 15.397834 21.953095 23.458723
            Lincoln CVUL III SC (Elite)            20.018662 23.859312 13.712437 19.482001 20.743112
            Lincoln CVUL III LC (Elite)            20.336360 24.310752 14.013962 19.970088 21.329058
            Lincoln Corporate Variable 4 - Band 1  20.396211 24.309307 13.971100 19.849372 21.136652
            Lincoln Corporate Variable 4 - Band 2  20.612390 24.640726 14.204176 20.241146 21.618561
            Lincoln Corporate Variable 4 - Band 3  16.965427 20.321610 11.737916 16.760167 17.936501
            Lincoln Corporate Variable 4 - Band 4  19.409598 23.272548 13.455875 19.232400 20.602819
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     12.962520 15.557896  9.004385 12.882784 13.814552
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            Lincoln CVUL                           13.728297 14.516660 15.515094 15.792239 16.583363
            Lincoln CVUL/0.35%                                                             10.425828
            Lincoln CVUL LC                        13.997325 14.845594 15.914300 16.247232 17.112420
            Lincoln CVUL LC/0.20%                                                          10.437700
            Lincoln CVUL III Jumbo                 11.262444 11.968878 12.856170 13.151393 13.879425
            Lincoln CVUL III Super Jumbo           10.881229 11.546425 12.383818 12.649212 13.329441
            Lincoln CVUL III SC (Elite)            13.728297 14.516660 15.515094 15.792239 16.583363
            Lincoln CVUL III LC (Elite)            13.997325 14.845594 15.914300 16.247232 17.112420
            Lincoln Corporate Variable 4 - Band 1  10.723619 11.339334 12.119284 12.335814 12.953853
            Lincoln Corporate Variable 4 - Band 2  10.833270 11.489791 12.316919 12.574592 13.244186
            Lincoln Corporate Variable 4 - Band 3  10.799263 11.476643 12.327443 12.610525 13.308615
            Lincoln Corporate Variable 4 - Band 4  11.049335 11.754146 12.638145 12.941291 13.671354
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     10.392669 11.066651 11.910844 12.208745 12.910381
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
            Lincoln CVUL III Jumbo                                               11.695046 12.845136
            Lincoln CVUL III Super Jumbo                                         11.684155 12.813953
            Lincoln CVUL III SC (Elite)                                          11.658781 12.741483
            Lincoln CVUL III LC (Elite)                                          11.680526 12.803574
            Lincoln Corporate Variable 4 - Band 1                                11.658781 12.741451
            Lincoln Corporate Variable 4 - Band 2                                11.680520 12.804655
            Lincoln Corporate Variable 4 - Band 3                                11.695046 12.845136
            Lincoln Corporate Variable 4 - Band 4                                11.702312 12.865967
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                                   11.709580 12.886830
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
            Lincoln CVUL                           11.670702 12.473798 11.824077 14.905556 15.990471
            Lincoln CVUL/0.35%                                                             10.471859
            Lincoln CVUL LC                        11.763640 12.610896 11.989955 15.161561 16.317760
            Lincoln CVUL LC/0.20%                                                          10.483775
            Lincoln CVUL III Jumbo                 11.825880 12.702993 12.101696 15.333469 16.535800
            Lincoln CVUL III Super Jumbo           11.779112 12.633797 12.017733 15.204284 16.371920
            Lincoln CVUL III SC (Elite)            11.670702 12.473798 11.824077 14.905556 15.990471
            Lincoln CVUL III LC (Elite)            11.763640 12.610896 11.989955 15.161561 16.317760
            Lincoln Corporate Variable 4 - Band 1  11.670517 12.473617 11.823931 14.906894 15.995646
            Lincoln Corporate Variable 4 - Band 2  11.763545 12.610799 11.989862 15.161448 16.317635
            Lincoln Corporate Variable 4 - Band 3  11.521147 12.375658 11.789855 14.938348 16.109695

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
SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln Corporate Variable 4 - Band 4  11.857186 12.749359 12.158022 15.420234 16.646000
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     10.688003 11.503699 10.981112 13.941460 15.064725
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
            Lincoln CVUL                           22.269326 30.706890 14.771236 26.126394 30.742008
            Lincoln CVUL/0.35%                                                             11.706105
            Lincoln CVUL LC                        22.446554 31.044164 14.978488 26.572502 31.360680
            Lincoln CVUL LC/0.20%                                                          11.719423
            Lincoln CVUL III Jumbo                 22.565167 31.270646 15.118046 26.873756 31.779617
            Lincoln CVUL III Super Jumbo           22.476006 31.100442 15.013158 26.647329 31.464695
            Lincoln CVUL III SC (Elite)            22.269326 30.706890 14.771236 26.126394 30.742008
            Lincoln CVUL III LC (Elite)            22.446554 31.044164 14.978488 26.572502 31.360680
            Lincoln Corporate Variable 4 - Band 1  22.269326 30.706890 14.771236 26.126383 30.741919
            Lincoln Corporate Variable 4 - Band 2  22.446535 31.044154 14.978482 26.572499 31.360675
            Lincoln Corporate Variable 4 - Band 3  20.752958 28.759301 13.903920 24.715536 29.227407
            Lincoln Corporate Variable 4 - Band 4  22.625629 31.385778 15.188936 27.026765 31.992479
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     13.389989 18.592864  9.006918 16.042683 19.009231
DELAWARE VIP HIGH YIELD STANDARD CLASS
            Lincoln CVUL                           12.870505 13.137556  9.891865 14.633507 16.757328
            Lincoln CVUL/0.35%                                                             10.978377
            Lincoln CVUL LC                        13.993221 14.326912 10.820142 16.054817 18.440119
            Lincoln CVUL LC/0.20%                                                          10.990873
            Lincoln CVUL III Jumbo                 17.732003 18.191193 13.766106 20.466797 23.554625
            Lincoln CVUL III Super Jumbo           14.745779 15.104964 11.413467 16.943605 19.470681
            Lincoln CVUL III SC (Elite)            12.870505 13.137556  9.891865 14.633507 16.757328
            Lincoln CVUL III LC (Elite)            13.993221 14.326912 10.820142 16.054817 18.440119
            Lincoln Corporate Variable 4 - Band 1  14.074529 14.366873 10.817838 16.003351 18.326004
            Lincoln Corporate Variable 4 - Band 2  14.222939 14.562107 10.997768 16.318345 18.742800
            Lincoln Corporate Variable 4 - Band 3  12.670314 12.998427  9.836491 14.624437 16.830824
            Lincoln Corporate Variable 4 - Band 4  14.028022 14.405696 10.912357 16.240202 18.709049
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.263849 11.578675  8.779666 13.079296 15.082686
DELAWARE VIP INTERNATIONAL VALUE EQUITY STANDARD CLASS
            Lincoln CVUL                           19.208429 20.073115 11.477009 15.354926 16.913519
            Lincoln CVUL/0.35%                                                             10.822909
            Lincoln CVUL LC                        20.290747 21.267121 12.196415 16.366558 18.086694
            Lincoln CVUL LC/0.20%                                                          10.835227
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
            Lincoln CVUL                           10.468276 10.860163 10.752545 12.045461 12.492806
            Lincoln CVUL/0.35%                                                             10.218295
            Lincoln CVUL LC                        10.518865 10.944482 10.869106 12.210428 12.701319
            Lincoln CVUL LC/0.20%                                                          10.229931
            Lincoln CVUL III Jumbo                 10.553797 11.003761 10.949326 12.327355 12.849240
            Lincoln CVUL III Super Jumbo           10.528068 10.960484 10.889917 12.242102 12.741256
            Lincoln CVUL III SC (Elite)            10.468276 10.860163 10.752545 12.045461 12.492806
            Lincoln CVUL III LC (Elite)            10.518865 10.944482 10.869106 12.210428 12.701319
            Lincoln Corporate Variable 4 - Band 1  10.468276 10.860163 10.752545 12.045461 12.492806
            Lincoln Corporate Variable 4 - Band 2  10.518202 10.943794 10.868432 12.209622 12.700469
            Lincoln Corporate Variable 4 - Band 3  10.552539 11.001102 10.947465 12.322615 12.843637
            Lincoln Corporate Variable 4 - Band 4  10.570984 11.032707 10.989112 12.384519 12.921736
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     10.484121 10.952054 10.920226 12.317080 12.863607
DELAWARE VIP REIT STANDARD CLASS
            Lincoln CVUL                           32.778750 28.012897 18.064123 22.120146 27.893781
            Lincoln CVUL/0.35%                                                             11.547421
            Lincoln CVUL LC                        37.421198 32.076518 20.746962 25.481819 32.229265
            Lincoln CVUL LC/0.20%                                                          11.560537
            Lincoln CVUL III Jumbo                 25.585421 21.975124 14.241991 17.527356 22.212803
            Lincoln CVUL III Super Jumbo           22.676645 19.447584 12.584932 15.464797 19.569553
            Lincoln CVUL III SC (Elite)            32.778750 28.012897 18.064123 22.120146 27.893781
            Lincoln CVUL III LC (Elite)            37.421198 32.076518 20.746962 25.481819 32.229265

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
SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln Corporate Variable 4 - Band 1  21.110531 18.041159 11.633905 14.245874 17.964184
            Lincoln Corporate Variable 4 - Band 2  21.332048 18.285300 11.826859 14.525973 18.372371
            Lincoln Corporate Variable 4 - Band 3  16.963952 14.570209  9.442895 11.621197 14.727798
            Lincoln Corporate Variable 4 - Band 4  20.599191 17.710205 11.489446 14.154020 17.955610
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     13.298228 11.444631  7.432131  9.164926 11.638122
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
            Lincoln CVUL                           24.426383 22.651450 15.773216 20.648492 27.121400
            Lincoln CVUL/0.35%                                                             12.011051
            Lincoln CVUL LC                        27.317418 25.407080 17.745345 23.299989 30.695917
            Lincoln CVUL LC/0.20%                                                          12.024721
            Lincoln CVUL III Jumbo                 21.989431 20.492664 14.341621 18.868544 24.907538
            Lincoln CVUL III Super Jumbo           19.856612 18.477261 12.911740 16.961853 22.357081
            Lincoln CVUL III SC (Elite)            24.426383 22.651450 15.773216 20.648492 27.121400
            Lincoln CVUL III LC (Elite)            27.317418 25.407080 17.745345 23.299989 30.695917
            Lincoln Corporate Variable 4 - Band 1  17.857125 16.558531 11.530526 15.094442 19.826258
            Lincoln Corporate Variable 4 - Band 2  18.045261 16.783336 11.722170 15.391442 20.277026
            Lincoln Corporate Variable 4 - Band 3  15.293692 14.252687  9.974627 13.123109 17.323241
            Lincoln Corporate Variable 4 - Band 4  17.175173 16.022127 11.224193 14.781881 19.532409
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.837564 11.053912  7.751505 10.218685 13.516208
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
            Lincoln CVUL                                                                   16.009915
            Lincoln CVUL/0.35%                                                             12.824350
            Lincoln CVUL LC                                                                16.521527
            Lincoln CVUL LC/0.20%                                                          12.838925
            Lincoln CVUL III Jumbo                                                         21.640803
            Lincoln CVUL III Super Jumbo                                                   19.354252
            Lincoln CVUL III SC (Elite)                                                    16.009915
            Lincoln CVUL III LC (Elite)                                                    16.521527
            Lincoln Corporate Variable 4 - Band 1                                          17.301424
            Lincoln Corporate Variable 4 - Band 2                                          17.693854
            Lincoln Corporate Variable 4 - Band 3                                          16.488986
            Lincoln Corporate Variable 4 - Band 4                                          17.028963
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                                             14.167620
DELAWARE VIP TREND STANDARD CLASS
            Lincoln CVUL                           13.159091 14.471846  7.654136 11.760376
            Lincoln CVUL LC                        13.417515 14.800390  7.851486 12.099810
            Lincoln CVUL III Jumbo                 17.434979 19.270438 10.243335 15.817454
            Lincoln CVUL III Super Jumbo           15.686679 17.312095  9.188531 14.167396
            Lincoln CVUL III SC (Elite)            13.159091 14.471846  7.654136 11.760376
            Lincoln CVUL III LC (Elite)            13.417515 14.800390  7.851486 12.099810
            Lincoln Corporate Variable 4 - Band 1  14.220617 15.639282  8.271587 12.709054
            Lincoln Corporate Variable 4 - Band 2  14.369640 15.850657  8.408639 12.958447
            Lincoln Corporate Variable 4 - Band 3  13.284528 14.683010  7.804853 12.051925
            Lincoln Corporate Variable 4 - Band 4  13.664631 15.118273  8.044297 12.434202
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.323221 12.540319  6.679276 10.334580
DELAWARE VIP U.S. GROWTH STANDARD CLASS
            Lincoln CVUL III Jumbo                 14.184201 15.934236  9.118970 13.040952 14.824301
            Lincoln CVUL III Super Jumbo           13.515781 15.160590  8.663176 12.370560 14.041171
            Lincoln CVUL III SC (Elite)            10.904807 12.189136  6.940793  9.876467 11.171119
            Lincoln CVUL III LC (Elite)            11.077984 12.419942  7.093544 10.124145 11.485644
            Lincoln Corporate Variable 4 - Band 1  12.918049 14.439490  8.222200 11.699857 13.233528
            Lincoln Corporate Variable 4 - Band 2  13.054058 14.636257  8.359442 11.934745 13.557318
            Lincoln Corporate Variable 4 - Band 3  13.049509 14.659343  8.389335 11.997462 13.638105
            Lincoln Corporate Variable 4 - Band 4  13.002165 14.621013  8.375795 11.989931 13.643097
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     10.613333 11.946118  6.850288  9.816143 11.180824

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
DELAWARE VIP VALUE STANDARD CLASS
            Lincoln CVUL III Jumbo                 19.242326 18.681022 12.412287 14.612732 16.862264
            Lincoln CVUL III Super Jumbo           17.733378 17.190281 11.404640 13.406324 15.446970
            Lincoln CVUL III SC (Elite)            16.167762 15.617841 10.325177 12.095021 13.886776
            Lincoln CVUL III LC (Elite)            16.417336 15.906857 10.547955 12.392940 14.272294
            Lincoln Corporate Variable 4 - Band 1  16.517959 15.956129 10.548809 12.356953 14.188168
            Lincoln Corporate Variable 4 - Band 2  16.692051 16.172752 10.724202 12.600158 14.510840
            Lincoln Corporate Variable 4 - Band 3  14.615326 14.188990  9.427633 11.098959 12.807569
            Lincoln Corporate Variable 4 - Band 4  16.519828 16.054006 10.677497 12.582995 14.534592
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     12.514154 12.173436  8.104653  9.560545 11.054394
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            Lincoln CVUL III Jumbo                                               11.604710 13.025139
            Lincoln CVUL III Super Jumbo                                         11.593903 12.993521
            Lincoln CVUL III SC (Elite)                                          11.568725 12.920040
            Lincoln CVUL III LC (Elite)                                          11.590303 12.982998
            Lincoln Corporate Variable 4 - Band 1                                11.568725 12.920040
            Lincoln Corporate Variable 4 - Band 2                                11.590303 12.982998
            Lincoln Corporate Variable 4 - Band 3                                11.604710 13.025139
            Lincoln Corporate Variable 4 - Band 4                                11.611920 13.046261
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                                   11.619279 13.067525
DWS VIP EQUITY 500 INDEX CLASS A
            Lincoln CVUL                           11.488150 12.012223  7.496771  9.404211 10.711803
            Lincoln CVUL/0.35%                                                             10.828568
            Lincoln CVUL LC                        11.134045 11.676930  7.309464  9.196745 10.506908
            Lincoln CVUL LC/0.20%                                                          10.840895
            Lincoln CVUL III Jumbo                 16.634485 17.480494 10.964299 13.822869 15.823655
            Lincoln CVUL III Super Jumbo           15.667227 16.439364 10.295784 12.960604 14.814363
            Lincoln CVUL III SC (Elite)            11.488150 12.012223  7.496771  9.404211 10.711803
            Lincoln CVUL III LC (Elite)            11.134045 11.676930  7.309464  9.196745 10.506908
            Lincoln Corporate Variable 4 - Band 1  14.549505 15.213214  9.494497 11.910156 13.566147
            Lincoln Corporate Variable 4 - Band 2  14.703919 15.420867  9.653074 12.145467 13.875704
            Lincoln Corporate Variable 4 - Band 3  13.356187 14.035465  8.803473 11.098681 12.705155
            Lincoln Corporate Variable 4 - Band 4  14.541111 15.295941  9.603701 12.119661 13.887786
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.767523 12.390761  7.787456  9.837430 11.283870
DWS VIP SMALL CAP INDEX CLASS A
            Lincoln CVUL                           18.129278 17.660979 11.553206 14.521332 18.225960
            Lincoln CVUL/0.35%                                                             11.533883
            Lincoln CVUL LC                        18.827075 18.395895 12.070203 15.216756 19.156111
            Lincoln CVUL LC/0.20%                                                          11.547010
            Lincoln CVUL III Jumbo                 21.050803 20.609907 13.550023 17.116560 21.590827
            Lincoln CVUL III Super Jumbo           19.052519 18.625494 12.226976 15.422109 19.424324
            Lincoln CVUL III SC (Elite)            18.129278 17.660979 11.553206 14.521332 18.225960
            Lincoln CVUL III LC (Elite)            18.827075 18.395895 12.070203 15.216756 19.156111
            Lincoln Corporate Variable 4 - Band 1  16.876493 16.440496 10.754852 13.517826 16.966429
            Lincoln Corporate Variable 4 - Band 2  17.053664 16.663099 10.933254 13.783416 17.351703
            Lincoln Corporate Variable 4 - Band 3  14.676101 14.368718  9.446720 11.933235 15.052581
            Lincoln Corporate Variable 4 - Band 4  15.629154 15.317130 10.080370 12.746396 16.094362
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.897856 11.672000  7.689176  9.732519 12.301145
FIDELITY VIP ASSET MANAGER SERVICE CLASS
            Lincoln CVUL                           12.113000 13.875855  9.807880 12.558090 14.233987
            Lincoln CVUL/0.35%                                                             10.951047
            Lincoln CVUL LC                        11.899147 13.671818  9.692733 12.447919 14.151470
            Lincoln CVUL LC/0.20%                                                          10.963514
            Lincoln CVUL III Jumbo                 13.666143 15.733477 11.176718 14.382455 16.383465
            Lincoln CVUL III Super Jumbo           12.805483 14.720532 10.441451 13.416169 15.259852
            Lincoln CVUL III SC (Elite)            12.113000 13.875855  9.807880 12.558090 14.233987
            Lincoln CVUL III LC (Elite)            11.899147 13.671818  9.692733 12.447919 14.151470
            Lincoln Corporate Variable 4 - Band 1  12.098898 13.859701  9.796462 12.543470 14.217416
            Lincoln Corporate Variable 4 - Band 2  12.226181 14.047573  9.959126 12.790041 14.540414

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln Corporate Variable 4 - Band 3  11.828947 13.618353  9.674190 12.448985 14.180959
            Lincoln Corporate Variable 4 - Band 4  12.329918 14.209300 10.104063 13.015207 14.840822
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     10.980774 12.667167  9.016514 11.625887 13.269867
FIDELITY VIP CONTRAFUND SERVICE CLASS
            Lincoln CVUL                           15.805225 18.442823 10.509781 14.158610 16.465272
            Lincoln CVUL/0.35%                                                             11.080602
            Lincoln CVUL LC                        15.721213 18.399902 10.516903 14.210786 16.575560
            Lincoln CVUL LC/0.20%                                                          11.093206
            Lincoln CVUL III Jumbo                 19.028528 22.315325 12.780450 17.303943 20.223806
            Lincoln CVUL III Super Jumbo           18.107711 21.203638 12.125517 16.392594 19.129989
            Lincoln CVUL III SC (Elite)            15.805225 18.442823 10.509781 14.158610 16.465272
            Lincoln CVUL III LC (Elite)            15.721213 18.399902 10.516903 14.210786 16.575560
            Lincoln Corporate Variable 4 - Band 1  16.787916 19.589506 11.163234 15.038938 17.489025
            Lincoln Corporate Variable 4 - Band 2  16.964271 19.854762 11.348462 15.334417 17.886170
            Lincoln Corporate Variable 4 - Band 3  14.941921 17.522827 10.035688 13.587705 15.880491
            Lincoln Corporate Variable 4 - Band 4  16.351236 19.194750 11.004258 14.913995 17.448000
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.747634 13.804364  7.921912 10.747258 12.585862
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
            Lincoln CVUL III Jumbo                 18.278290 18.500383 10.578818 13.728318 15.768031
            Lincoln CVUL III Super Jumbo           17.158716 17.341170  9.901057 12.829508 14.713612
            Lincoln CVUL III SC (Elite)            15.721572 15.833219  9.008410 11.632040 13.293718
            Lincoln CVUL III LC (Elite)            15.968650 16.130381  9.205135 11.921788 13.665758
            Lincoln Corporate Variable 4 - Band 1  15.840242 15.952732  9.076408 11.719842 13.394062
            Lincoln Corporate Variable 4 - Band 2  16.006106 16.168215  9.226725 11.949752 13.697815
            Lincoln Corporate Variable 4 - Band 3  14.013062 14.183331  8.110258 10.524824 12.088572
            Lincoln Corporate Variable 4 - Band 4  15.762794 15.970288  9.141230 11.874609 13.652543
FIDELITY VIP GROWTH SERVICE CLASS
            Lincoln CVUL                            9.533991 12.011249  6.293309  8.007199  9.865066
            Lincoln CVUL/0.35%                                                             11.602677
            Lincoln CVUL LC                         8.952967 11.313295  5.945788  7.588981  9.377019
            Lincoln CVUL LC/0.20%                                                          11.615884
            Lincoln CVUL III Jumbo                 14.683593 18.591853  9.790706 12.521509 15.502640
            Lincoln CVUL III Super Jumbo           13.862281 17.525642  9.215352 11.768011 14.547936
            Lincoln CVUL III SC (Elite)             9.533991 12.011249  6.293309  8.007199  9.865066
            Lincoln CVUL III LC (Elite)             8.952967 11.313295  5.945788  7.588981  9.377019
            Lincoln Corporate Variable 4 - Band 1  12.733100 16.041965  8.405646 10.696412 13.176867
            Lincoln Corporate Variable 4 - Band 2  12.867185 16.259443  8.545274 10.906870 13.476638
            Lincoln Corporate Variable 4 - Band 3  12.360533 15.650470  8.241738 10.540504 13.049996
            Lincoln Corporate Variable 4 - Band 4  12.402878 15.719793  8.286549 10.608420 13.147210
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.021337 13.982753  7.378279  9.455103 11.729590
FIDELITY VIP HIGH INCOME SERVICE CLASS
            Lincoln CVUL                           11.504180 11.727408  8.726802 12.459380 14.078377
            Lincoln CVUL/0.35%                                                             10.932875
            Lincoln CVUL LC                        11.737548 12.000482  8.956489 12.825182 14.535869
            Lincoln CVUL LC/0.20%                                                          10.945318
FIDELITY VIP MID CAP SERVICE CLASS
            Lincoln CVUL                           13.612590 15.611107  9.377513 13.038334 16.662521
            Lincoln CVUL/0.35%                                                             12.062364
            Lincoln CVUL LC                        13.679964 15.735499  9.480695 13.221366 16.948327
            Lincoln CVUL LC/0.20%                                                          12.076087
            Lincoln CVUL III Jumbo                 13.723753 15.817468  9.549191 13.343541 17.139143
            Lincoln CVUL III Super Jumbo           13.690309 15.755275  9.497360 13.251233 16.995101
            Lincoln CVUL III SC (Elite)            13.612590 15.611107  9.377513 13.038334 16.662521
            Lincoln CVUL III LC (Elite)            13.679964 15.735499  9.480695 13.221366 16.948327
            Lincoln Corporate Variable 4 - Band 1  13.612550 15.611061  9.377505 13.038249 16.663604
            Lincoln Corporate Variable 4 - Band 2  13.679177 15.734595  9.480147 13.220607 16.947359
            Lincoln Corporate Variable 4 - Band 3  13.723759 15.817476  9.549197 13.343549 17.139154
            Lincoln Corporate Variable 4 - Band 4  13.746087 15.859056  9.583896 13.405429 17.235839

SUBACCOUNT                  PRODUCT(S)                    2006      2007      2008      2009      2010
---------------------------------------------------------------------------------------------------------
             Lincoln Corporate Variable 5 and Lincoln
             Corporate Commitment VUL                   11.788584 13.614263  8.235576 11.530992 14.840621
FIDELITY VIP OVERSEAS SERVICE CLASS
             Lincoln CVUL                               12.693641 14.774064  8.235452 10.340143 11.602071
             Lincoln CVUL/0.35%                                                                 11.128144
             Lincoln CVUL LC                            12.936445 15.101849  8.443518 10.633237 11.966739
             Lincoln CVUL LC/0.20%                                                              11.140798
             Lincoln CVUL III Jumbo                     22.312124 26.099038 14.621523 18.450311 20.805663
             Lincoln CVUL III Super Jumbo               22.138611 25.857267 14.464316 18.224570 20.520337
             Lincoln CVUL III SC (Elite)                12.693641 14.774064  8.235452 10.340143 11.602071
             Lincoln CVUL III LC (Elite)                12.936445 15.101849  8.443518 10.633237 11.966739
             Lincoln Corporate Variable 4 - Band 1      19.034370 22.153956 12.349222 15.505261 17.397557
             Lincoln Corporate Variable 4 - Band 2      19.234327 22.453918 12.554094 15.809856 17.792547
             Lincoln Corporate Variable 4 - Band 3      16.647200 19.472640 10.909088 13.765738 15.523062
             Lincoln Corporate Variable 4 - Band 4      18.138795 21.238622 11.910356 15.044244 16.981725
             Lincoln Corporate Variable 5 and
               Lincoln Corporate Commitment VUL         12.998143 15.234678  8.551991 10.813025 12.217786
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
             Lincoln CVUL III Jumbo                     11.330390 11.761554  8.286003 11.236920 12.657262
             Lincoln CVUL III Super Jumbo               11.320017 11.733176  8.253606 11.176224 12.570042
             Lincoln CVUL III SC (Elite)                11.295850 11.667227  8.178505 11.035871 12.368855
             Lincoln CVUL III LC (Elite)                11.316561 11.723730  8.242834 11.156064 12.541100
             Lincoln Corporate Variable 4 - Band 1      11.295850 11.668579  8.179300 11.036917 12.370028
             Lincoln Corporate Variable 4 - Band 2      11.316561 11.723732  8.242834 11.156062 12.541098
             Lincoln Corporate Variable 4 - Band 3      11.326781 11.757859  8.283470 11.233497 12.653409
             Lincoln Corporate Variable 4 - Band 4      11.337310 11.780510  8.307671 11.277567 12.715745
             Lincoln Corporate Variable 5 and
               Lincoln Corporate Commitment VUL         11.344239 11.799503  8.329398 11.318362 12.774500
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
             Lincoln CVUL III Jumbo                     17.400986 19.364425 11.142777 16.007646 20.438956
             Lincoln CVUL III Super Jumbo               16.024227 17.805590 10.230389 14.674892 18.709209
             Lincoln CVUL III SC (Elite)                13.840825 15.325337  8.774494 12.542530 15.934826
             Lincoln CVUL III LC (Elite)                14.058141 15.613123  8.966193 12.855050 16.380886
             Lincoln Corporate Variable 4 - Band 1      14.684228 16.259517  9.309265 13.307023 16.906078
             Lincoln Corporate Variable 4 - Band 2      14.838638 16.479953  9.463988 13.568744 17.290334
             Lincoln Corporate Variable 4 - Band 3      13.185349 14.673117  8.443280 12.129566 15.485406
             Lincoln Corporate Variable 4 - Band 4      13.815567 15.389827  8.864573 12.747541 16.292634
             Lincoln Corporate Variable 5 and
               Lincoln Corporate Commitment VUL         11.160078 12.444187  7.175073 10.328300 13.213797
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
             Lincoln CVUL                                9.700983 10.716224  6.119291  8.724483 11.056847
             Lincoln CVUL/0.35%                                                                 11.856946
             Lincoln CVUL LC                             9.894780 10.963146  6.279161  8.979292 11.413950
             Lincoln CVUL LC/0.20%                                                              11.870441
FTVIPT FRANKLIN U.S. GOVERNMENT CLASS 1
             Lincoln CVUL III Jumbo                               10.506193 11.314833 11.669487 12.293261
             Lincoln CVUL III Super Jumbo                         10.496530 11.287489 11.623842 12.226829
             Lincoln CVUL III SC (Elite)                          10.474017 11.223944 11.518030 12.073211
             Lincoln CVUL III LC (Elite)                          10.493311 11.278390 11.608667 12.204764
             Lincoln Corporate Variable 4 - Band 1                10.474017 11.223944 11.518030 12.073211
             Lincoln Corporate Variable 4 - Band 2                10.493311 11.278124 11.608424 12.204499
             Lincoln Corporate Variable 4 - Band 3                10.506193 11.314833 11.669410 12.293202
             Lincoln Corporate Variable 4 - Band 4                10.512640 11.333098 11.700015 12.337749
             Lincoln Corporate Variable 5 and
               Lincoln Corporate Commitment VUL                   10.519091 11.351401 11.730631 12.382405
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
             Lincoln CVUL III Jumbo                     11.386109 11.786266  7.418262  9.354118 10.406292
             Lincoln CVUL III Super Jumbo               11.375684 11.757825  7.389246  9.303566 10.334553
             Lincoln CVUL III SC (Elite)                11.351397 11.691727  7.321981  9.186673 10.169079
             Lincoln CVUL III LC (Elite)                11.372212 11.748360  7.379599  9.286776 10.310750
             Lincoln Corporate Variable 4 - Band 1      11.351397 11.691727  7.321981  9.186673 10.169079
             Lincoln Corporate Variable 4 - Band 2      11.372220 11.748386  7.379609  9.286863 10.310851

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln Corporate Variable 4 - Band 3  11.386112 11.786197  7.418219  9.354059 10.406227
            Lincoln Corporate Variable 4 - Band 4  11.393064 11.805265  7.437670  9.387970 10.454393
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.400024 11.824273  7.457114  9.421928 10.502698
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            Lincoln CVUL                           15.044147 17.248385 10.212055 13.897219 14.960430
            Lincoln CVUL/0.35%                                                             10.811869
            Lincoln CVUL LC                        15.380033 17.686452 10.502934 14.336000 15.479105
            Lincoln CVUL LC/0.20%                                                          10.824176
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION CLASS 2
            Lincoln CVUL                           17.527074 19.147288 14.241897 17.226872
            Lincoln CVUL LC                        17.857461 19.566921 14.597855 17.710618
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
            Lincoln CVUL                           11.156649 12.327902 13.033156 15.398869 17.540578
            Lincoln CVUL/0.35%                                                             10.788882
            Lincoln CVUL LC                        11.211543 12.425763 13.176078 15.614485 17.839572
            Lincoln CVUL LC/0.20%                                                          10.801162
            Lincoln CVUL III Jumbo                 11.247784 12.490880 13.271639 15.759206 18.040925
            Lincoln CVUL III Super Jumbo           11.220366 12.441762 13.199640 15.650229 17.889342
            Lincoln CVUL III SC (Elite)            11.156649 12.327902 13.033156 15.398869 17.540578
            Lincoln CVUL III LC (Elite)            11.211543 12.425763 13.176078 15.614485 17.839572
            Lincoln Corporate Variable 4 - Band 1  11.156649 12.327902 13.033156 15.398869 17.540578
            Lincoln Corporate Variable 4 - Band 2  11.211108 12.425290 13.175575 15.613893 17.838892
            Lincoln Corporate Variable 4 - Band 3  11.248079 12.491205 13.271983 15.759601 18.041374
            Lincoln Corporate Variable 4 - Band 4  11.266203 12.523848 13.319979 15.832425 18.142861
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.290543 12.563459 13.375473 15.914286 18.254896
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
            Lincoln CVUL III Jumbo                 19.940819 20.409193 11.786292 15.448342 16.610307
            Lincoln CVUL III Super Jumbo           19.456366 19.883510 11.465467 15.005311 16.109789
            Lincoln CVUL III SC (Elite)            17.337770 17.656487 10.145655 13.231629 14.155960
            Lincoln CVUL III LC (Elite)            17.613264 17.990942 10.368961 13.563486 14.554564
            Lincoln Corporate Variable 4 - Band 1  17.702342 18.027751 10.358993 13.509879 14.453640
            Lincoln Corporate Variable 4 - Band 2  17.887722 18.271288 10.530533 13.774840 14.781371
            Lincoln Corporate Variable 4 - Band 3  15.235192 15.593037  9.004966 11.802860 12.690638
            Lincoln Corporate Variable 4 - Band 4  17.189743 17.611109 10.180588 13.357074 14.375873
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     12.479273 12.797965  7.405639  9.726034 10.478507
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
            Lincoln CVUL                           19.448512 19.766151 11.320913 14.738536 15.717915
            Lincoln CVUL/0.35%                                                             10.578652
            Lincoln CVUL LC                        19.409510 19.785785 11.366235 14.842046 15.874373
            Lincoln CVUL LC/0.20%                                                          10.590743
INVESCO V.I. CAPITAL APPRECIATION SERIES I
            Lincoln CVUL III Jumbo                 15.400615 17.216336  9.880884 11.939716 13.761498
            Lincoln CVUL III Super Jumbo           14.676949 16.382757  9.388346 11.327551 13.036373
            Lincoln CVUL III SC (Elite)            11.240476 12.503049  7.139875  8.584525  9.845055
            Lincoln CVUL III LC (Elite)            11.414538 12.734807  7.294186  8.796434 10.118367
            Lincoln Corporate Variable 4 - Band 1  13.444908 14.955088  8.540188 10.268210 11.775968
            Lincoln Corporate Variable 4 - Band 2  13.586836 15.158521  8.682424 10.470560 12.044081
            Lincoln Corporate Variable 4 - Band 4  13.314184 14.898808  8.559372 10.353193 11.944829
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
            Lincoln CVUL III Jumbo                 23.933250 27.401314 16.304040 22.005881 24.786809
            Lincoln CVUL III Super Jumbo           23.244918 26.573351 15.787654 21.276977 23.929907
            Lincoln CVUL III SC (Elite)            19.838508 22.600207 13.380112 17.969326 20.139298
            Lincoln CVUL III LC (Elite)            20.160882 23.036186 13.679314 18.426362 20.713513
            Lincoln Corporate Variable 4 - Band 1  21.533086 24.530398 14.522893 19.504107 21.859419
            Lincoln Corporate Variable 4 - Band 2  21.759084 24.863330 14.764245 19.887823 22.356375
            Lincoln Corporate Variable 4 - Band 4  21.188151 24.282704 14.462919 19.540406 22.031766

SUBACCOUNT                PRODUCT(S)                   2006      2007      2008      2009      2010
------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES BALANCED INSTITUTIONAL CLASS
             Lincoln CVUL                            14.471255 15.884033 13.274235 16.593834 17.859339
             Lincoln CVUL/0.35%                                                              10.440824
             Lincoln CVUL LC                         13.783467 15.174838 12.720372 15.949206 17.217831
             Lincoln CVUL LC/0.20%                                                           10.452712
JANUS ASPEN SERIES BALANCED SERVICE CLASS
             Lincoln CVUL III Jumbo                  14.386648 15.834938 13.265344 16.625571 17.939540
             Lincoln CVUL III Super Jumbo            13.800734 15.167278 12.686970 15.876873 17.106007
             Lincoln CVUL III SC (Elite)             13.458238 14.739203 12.285793 15.321145 16.449616
             Lincoln CVUL III LC (Elite)             13.673489 15.019925 12.557429 15.706913 16.914439
             Lincoln Corporate Variable 4 - Band 1   13.310011 14.576897 12.150453 15.152264 16.268362
             Lincoln Corporate Variable 4 - Band 2   13.450075 14.774509 12.352251 15.450270 16.638060
             Lincoln Corporate Variable 4 - Band 3   12.885764 14.182962 11.881440 14.891112 16.068001
             Lincoln Corporate Variable 4 - Band 4   13.600807 14.984962 12.565865 15.764656 17.027591
JANUS ASPEN SERIES ENTERPRISE INSTITUTIONAL CLASS
             Lincoln CVUL                            10.842883 13.140025  7.343341 10.562096 13.200561
             Lincoln CVUL/0.35%                                                              11.789534
             Lincoln CVUL LC                          8.297318 10.085627  5.653369  8.154853 10.221850
             Lincoln CVUL LC/0.20%                                                           11.802950
JANUS ASPEN SERIES ENTERPRISE SERVICE CLASS
             Lincoln CVUL III Jumbo                  20.168119 24.503878 13.729858 19.792384 24.793506
             Lincoln CVUL III Super Jumbo            18.467952 22.404585 12.534726 18.042444 22.567556
             Lincoln CVUL III SC (Elite)             15.118359 18.276927 10.189592 14.615611 18.217463
             Lincoln CVUL III LC (Elite)             15.334605 18.594033 10.397621 14.958820 18.701207
             Lincoln Corporate Variable 4 - Band 1   16.869693 20.394155 11.369971 16.308706 20.327803
             Lincoln Corporate Variable 4 - Band 2   17.048739 20.672510 11.559890 16.630948 20.791648
             Lincoln Corporate Variable 4 - Band 3   15.254985 18.534515 10.385144 14.970791 18.753590
             Lincoln Corporate Variable 4 - Band 4   16.428472 19.980242 11.206436 16.170891 20.277179
JANUS ASPEN SERIES FLEXIBLE BOND INSTITUTIONAL CLASS
             Lincoln CVUL                            14.306636 15.206891 16.010278 18.000067 19.299565
             Lincoln CVUL/0.35%                                                              10.542155
             Lincoln CVUL LC                         14.596113 15.561183 16.432497 18.530232 19.927661
             Lincoln CVUL LC/0.20%                                                           10.554158
JANUS ASPEN SERIES FLEXIBLE BOND SERVICE CLASS
             Lincoln CVUL III Jumbo                  11.773909 12.549203 13.239522 14.927582 16.049015
             Lincoln CVUL III Super Jumbo            11.010091 11.717506 12.343549 13.896524 14.918113
             Lincoln CVUL III SC (Elite)             12.297632 13.042061 13.690881 15.359550 16.431104
             Lincoln CVUL III LC (Elite)             12.497720 13.294070 13.997345 15.750068 16.899469
             Lincoln Corporate Variable 4 - Band 1   10.813846 11.468428 12.038893 13.506229 14.448492
             Lincoln Corporate Variable 4 - Band 2   10.927315 11.623599 12.238504 13.771382 14.776383
             Lincoln Corporate Variable 4 - Band 3   10.833472 11.546835 12.182008 13.735227 14.767087
             Lincoln Corporate Variable 4 - Band 4   11.136933 11.882158 12.548336 14.162392 15.241563
             Lincoln Corporate Variable 5 and
               Lincoln
             Corporate Commitment VUL                10.422307 11.130833 11.766634 13.293441 14.320710
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE CLASS
             Lincoln CVUL                             4.894210  5.914618  3.290730  5.127029  6.333367
             Lincoln CVUL/0.35%                                                              11.663226
             Lincoln CVUL LC                          4.990386  6.048954  3.375612  5.275078  6.536772
             Lincoln CVUL LC/0.20%                                                           11.676513
JANUS ASPEN SERIES WORLDWIDE INSTITUTIONAL CLASS
             Lincoln CVUL                            11.450988 12.465845  6.850265  9.367003 10.774624
             Lincoln CVUL/0.35%                                                              10.958360
             Lincoln CVUL LC                         10.172287 11.107103  6.121998  8.396327  9.687059
             Lincoln CVUL LC/0.20%                                                           10.970842
JANUS ASPEN SERIES WORLDWIDE SERVICE CLASS
             Lincoln CVUL III Jumbo                  15.552047 16.974265  9.349970 12.821608 14.781811
             Lincoln CVUL III Super Jumbo            15.660435 17.066946  9.386884 12.852929 14.795733
             Lincoln CVUL III SC (Elite)             12.345094 13.406839  7.347962 10.025988 11.501196
             Lincoln CVUL III LC (Elite)             12.529175 13.647625  7.502483 10.267585 11.813695
             Lincoln Corporate Variable 4 - Band 1   14.325367 15.557427  8.526647 11.634255 13.346100
             Lincoln Corporate Variable 4 - Band 2   14.476013 15.768205  8.668221 11.862958 13.642942
             Lincoln Corporate Variable 4 - Band 4   14.342079 15.669307  8.639821 11.859637 13.686438

SUBACCOUNT                 PRODUCT(S)                    2006      2007      2008      2009      2010
 -------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
              Lincoln CVUL                                       13.554443  8.212941 11.309379 14.229092
              Lincoln CVUL/0.35%                                                               11.764384
              Lincoln CVUL LC                                    13.661733  8.302882 11.467574 14.471431
              Lincoln CVUL LC/0.20%                                                            11.777771
              Lincoln CVUL III Jumbo                             13.733676  8.363356 11.574218 14.635218
              Lincoln CVUL III Super Jumbo                       13.679659  8.317945 11.494122 14.512179
              Lincoln CVUL III SC (Elite)                        13.554443  8.212941 11.309379 14.229092
              Lincoln CVUL III LC (Elite)                        13.661733  8.302882 11.467574 14.471431
              Lincoln Corporate Variable 4 - Band 1              13.554443  8.212941 11.309379 14.229092
              Lincoln Corporate Variable 4 - Band 2              13.661903  8.302978 11.467676 14.471567
              Lincoln Corporate Variable 4 - Band 3              13.733676  8.363356 11.574308 14.635332
              Lincoln Corporate Variable 4 - Band 4              13.769805  8.393767 11.627925 14.717822
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                 11.648302  7.107657  9.856125 12.487668
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
              Lincoln CVUL                             20.132859 20.676265 12.496527 17.165281 21.542821
              Lincoln CVUL/0.35%                                                               11.741965
              Lincoln CVUL LC                          20.877058 21.504995 13.036549 17.960852 22.608952
              Lincoln CVUL LC/0.20%                                                            11.755331
              Lincoln CVUL III Jumbo                   19.557542 20.186134 12.261597 16.926991 21.350149
              Lincoln CVUL III Super Jumbo             18.224005 18.781534 11.391265 15.701942 19.775331
              Lincoln CVUL III SC (Elite)              20.132859 20.676265 12.496527 17.165281 21.542821
              Lincoln CVUL III LC (Elite)              20.877058 21.504995 13.036549 17.960852 22.608952
              Lincoln Corporate Variable 4 - Band 1    16.443570 16.887377 10.206539 14.019699 17.595133
              Lincoln Corporate Variable 4 - Band 2    16.616169 17.115948 10.375865 14.295144 17.994594
              Lincoln Corporate Variable 4 - Band 3    14.813412 15.289527  9.287267 12.820963 16.171183
              Lincoln Corporate Variable 4 - Band 4    15.937893 16.466612 10.012292 13.835679 17.468499
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL       11.822915 12.227349  7.442124 10.294330 13.010287
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
              Lincoln CVUL III Jumbo                                                           10.205246
              Lincoln CVUL III Super Jumbo                                                     10.195691
              Lincoln CVUL III SC (Elite)                                                      10.173435
              Lincoln CVUL III LC (Elite)                                                      10.192510
              Lincoln Corporate Variable 4 - Band 1                                            10.173435
              Lincoln Corporate Variable 4 - Band 2                                            10.192510
              Lincoln Corporate Variable 4 - Band 3                                            10.205246
              Lincoln Corporate Variable 4 - Band 4                                            10.211620
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                                               10.218023
LVIP CAPITAL GROWTH STANDARD CLASS
              Lincoln CVUL III Jumbo                             10.813013  6.303291  8.484151 10.072154
              Lincoln CVUL III Super Jumbo                       10.803063  6.288028  8.450922 10.017682
              Lincoln CVUL III SC (Elite)                        10.779882  6.252560  8.373892  9.891721
              Lincoln CVUL III LC (Elite)                        10.799748  6.282949  8.439875  9.999590
              Lincoln Corporate Variable 4 - Band 1              10.779882  6.252560  8.373892  9.891721
              Lincoln Corporate Variable 4 - Band 2              10.799748  6.282949  8.439875  9.999590
              Lincoln Corporate Variable 4 - Band 3              10.813013  6.303291  8.484267 10.071342
              Lincoln Corporate Variable 4 - Band 4              10.819651  6.313486  8.506377 10.108633
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                 10.826293  6.323670  8.528648 10.145222
LVIP COHEN & STEERS GLOBAL REAL ESTATE STANDARD CLASS
              Lincoln CVUL III Jumbo                              8.305663  4.804777  6.609168  7.781696
              Lincoln CVUL III Super Jumbo                        8.298008  4.793134  6.583269  7.739601
              Lincoln CVUL III SC (Elite)                         8.280174  4.766078  6.523229  7.642261
              Lincoln CVUL III LC (Elite)                         8.295458  4.789260  6.574656  7.725618
              Lincoln Corporate Variable 4 - Band 1               8.280174  4.766078  6.523229  7.642261
              Lincoln Corporate Variable 4 - Band 2               8.295458  4.789214  6.574202  7.725085
              Lincoln Corporate Variable 4 - Band 3               8.305663  4.804777  6.609172  7.779072
              Lincoln Corporate Variable 4 - Band 4               8.310770  4.812554  6.626491  7.809887
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                  8.315877  4.820341  6.643856  7.838174

SUBACCOUNT                 PRODUCT(S)                    2006      2007      2008      2009      2010
 -------------------------------------------------------------------------------------------------------
LVIP COLUMBIA VALUE OPPORTUNITIES STANDARD CLASS
              Lincoln CVUL III Jumbo                              9.452941  6.230463  7.750903  9.651373
              Lincoln CVUL III Super Jumbo                        9.444233  6.215373  7.720534  9.599163
              Lincoln CVUL III SC (Elite)                         9.423947  6.180306  7.650133  9.478435
              Lincoln CVUL III LC (Elite)                         9.441333  6.210352  7.710437  9.581823
              Lincoln Corporate Variable 4 - Band 1               9.423947  6.180306  7.650133  9.478435
              Lincoln Corporate Variable 4 - Band 2               9.441333  6.210352  7.710437  9.581823
              Lincoln Corporate Variable 4 - Band 3               9.452941  6.230463  7.751404  9.651498
              Lincoln Corporate Variable 4 - Band 4               9.458750  6.240543  7.771216  9.686337
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                  9.464563  6.250409  7.791341  9.721115
LVIP DELAWARE BOND STANDARD CLASS
              Lincoln CVUL                             15.483716 16.212597 15.627965 18.452206 19.878995
              Lincoln CVUL/0.35%                                                               10.523874
              Lincoln CVUL LC                          15.623095 16.408013 15.864489 18.787702 20.301216
              Lincoln CVUL LC/0.20%                                                            10.535854
              Lincoln CVUL III Jumbo                   12.306558 12.950716 12.546784 14.888393 16.119974
              Lincoln CVUL III Super Jumbo             11.416157 11.995708 11.604145 13.749209 14.864254
              Lincoln CVUL III SC (Elite)              15.483716 16.212597 15.627965 18.452206 19.878995
              Lincoln CVUL III LC (Elite)              15.623095 16.408013 15.864489 18.787702 20.301216
              Lincoln Corporate Variable 4 - Band 1    11.231352 11.760292 11.336641 13.385396 14.420392
              Lincoln Corporate Variable 4 - Band 2    11.348626 11.918790 11.523974 13.647398 14.746814
              Lincoln Corporate Variable 4 - Band 3    11.095166 11.675917 11.311746 13.422861 14.533212
              Lincoln Corporate Variable 4 - Band 4    11.588657 12.207436 11.838519 14.061988 15.240432
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL       10.509535 11.081766 10.757619 12.790849 13.876630
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
              Lincoln CVUL III Jumbo                                                           10.145132
              Lincoln CVUL III Super Jumbo                                                     10.135631
              Lincoln CVUL III SC (Elite)                                                      10.113498
              Lincoln CVUL III LC (Elite)                                                      10.132467
              Lincoln Corporate Variable 4 - Band 1                                            10.113498
              Lincoln Corporate Variable 4 - Band 2                                            10.132467
              Lincoln Corporate Variable 4 - Band 3                                            10.145132
              Lincoln Corporate Variable 4 - Band 4                                            10.151470
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                                               10.157817
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
              Lincoln CVUL                             14.018868 14.808331  9.819531 12.870605 14.376134
              Lincoln CVUL/0.35%                                                               10.845074
              Lincoln CVUL LC                          14.131745 14.972410  9.958204 13.091583 14.666856
              Lincoln CVUL LC/0.20%                                                            10.857420
              Lincoln CVUL III Jumbo                   16.374251 17.383046 11.584705 15.260358 17.130790
              Lincoln CVUL III Super Jumbo             15.558901 16.492708 10.974854 14.435341 16.180385
              Lincoln CVUL III SC (Elite)              14.928089 15.768755 10.456396 13.705354 15.308527
              Lincoln CVUL III LC (Elite)              15.166667 16.068867 10.687463 14.050321 15.740937
              Lincoln Corporate Variable 4 - Band 1    14.608157 15.430806 10.232299 13.411626 14.980441
              Lincoln Corporate Variable 4 - Band 2    14.761373 15.639488 10.401883 13.674864 15.320322
              Lincoln Corporate Variable 4 - Band 3    13.844696 14.697675  9.795063 12.902887 14.484373
              Lincoln Corporate Variable 4 - Band 4    14.701317 15.622655 10.421941 13.742401 15.442221
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL       11.751230 12.500177  8.347281 11.017760 12.392973
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
              Lincoln CVUL                             12.012972 12.659130  8.074369  9.996999 11.211354
              Lincoln CVUL/0.35%                                                               10.642677
              Lincoln CVUL LC                          12.072104 12.759533  8.162887 10.136997 11.402565
              Lincoln CVUL LC/0.20%                                                            10.654794
              Lincoln CVUL III Jumbo                   12.111096 12.826509  8.222221 10.230976 11.531297
              Lincoln CVUL III Super Jumbo             12.081575 12.776064  8.177584 10.160180 11.434353
              Lincoln CVUL III SC (Elite)              12.012972 12.659130  8.074369  9.996999 11.211354
              Lincoln CVUL III LC (Elite)              12.072104 12.759533  8.162887 10.136997 11.402565
              Lincoln Corporate Variable 4 - Band 1    12.013244 12.659114  8.074390  9.996992 11.211458
              Lincoln Corporate Variable 4 - Band 2    12.071227 12.758555  8.162288 10.136091 11.401551

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln Corporate Variable 4 - Band 3  12.111030 12.826226  8.222084 10.230790 11.531063
            Lincoln Corporate Variable 4 - Band 4  12.130816 12.860248  8.252114 10.278447 11.596383
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.384483 12.080858  7.759774  9.674880 10.926330
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
            Lincoln CVUL                           13.230598 13.528015  8.810938 11.374381 12.601799
            Lincoln CVUL/0.35%                                                             10.495924
            Lincoln CVUL LC                        12.771579 13.097919  8.556490 11.079096 12.311484
            Lincoln CVUL LC/0.20%                                                          10.507890
            Lincoln CVUL III Jumbo                 18.198899 18.701296 12.241526 15.882274 17.684275
            Lincoln CVUL III Super Jumbo           17.015203 17.458710 11.410989 14.782536 16.435109
            Lincoln CVUL III SC (Elite)            13.230598 13.528015  8.810938 11.374381 12.601799
            Lincoln CVUL III LC (Elite)            12.771579 13.097919  8.556490 11.079096 12.311484
            Lincoln Corporate Variable 4 - Band 1  15.524119 15.873094 10.338313 13.346127 14.786318
            Lincoln Corporate Variable 4 - Band 2  15.687226 16.088060 10.509865 13.608367 15.122135
            Lincoln Corporate Variable 4 - Band 3  14.215950 14.608403  9.562380 12.406360 13.813997
            Lincoln Corporate Variable 4 - Band 4  15.510449 15.954572 10.454047 13.576762 15.132282
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.598614 11.942692  7.833141 10.183131 11.361194
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
            Lincoln CVUL III Jumbo                            9.235294  5.840472  7.603341  9.912852
            Lincoln CVUL III Super Jumbo                      9.226791  5.826329  7.573559  9.859243
            Lincoln CVUL III SC (Elite)                       9.206980  5.793462  7.504518  9.735279
            Lincoln CVUL III LC (Elite)                       9.223962  5.821627  7.563660  9.841441
            Lincoln Corporate Variable 4 - Band 1             9.206980  5.793462  7.504518  9.735279
            Lincoln Corporate Variable 4 - Band 2             9.223965  5.821627  7.563665  9.841445
            Lincoln Corporate Variable 4 - Band 3             9.235294  5.840472  7.604689  9.914627
            Lincoln Corporate Variable 4 - Band 4             9.240967  5.849919  7.623261  9.948753
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                9.246644  5.859382  7.643233  9.984784
LVIP GLOBAL INCOME STANDARD CLASS
            Lincoln CVUL III Jumbo                                               10.773527 11.792451
            Lincoln CVUL III Super Jumbo                                         10.763487 11.763812
            Lincoln CVUL III SC (Elite)                                          10.740096 11.697258
            Lincoln CVUL III LC (Elite)                                          10.760142 11.754281
            Lincoln Corporate Variable 4 - Band 1                                10.740096 11.697258
            Lincoln Corporate Variable 4 - Band 2                                10.760142 11.754281
            Lincoln Corporate Variable 4 - Band 3                                10.773527 11.792451
            Lincoln Corporate Variable 4 - Band 4                                10.780227 11.811583
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                                   10.786952 11.830780
LVIP JANUS CAPITAL APPRECIATION STANDARD CLASS
            Lincoln CVUL                            9.287149 11.105199  6.526130  8.977532  9.926834
            Lincoln CVUL/0.35%                                                             10.712351
            Lincoln CVUL LC                         8.168207  9.796567  5.774435  7.967116  8.835669
            Lincoln CVUL LC/0.20%                                                          10.724546
            Lincoln CVUL III Jumbo                 15.088678 18.132848 10.709566 14.805817 16.452753
            Lincoln CVUL III Super Jumbo           14.205095 17.045420 10.052189 13.876178 15.396611
            Lincoln CVUL III SC (Elite)             9.287149 11.105199  6.526130  8.977532  9.926834
            Lincoln CVUL III LC (Elite)             8.168207  9.796567  5.774435  7.967116  8.835669
            Lincoln Corporate Variable 4 - Band 1  13.396381 16.018776  9.413717 12.949369 14.318130
            Lincoln Corporate Variable 4 - Band 2  13.536436 16.235593  9.569815 13.203722 14.643154
            Lincoln Corporate Variable 4 - Band 3  12.433782 14.942321  8.825187 12.200642 13.555469
            Lincoln Corporate Variable 4 - Band 4  13.222181 15.905696  9.403598 13.013342 14.475331
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.223716 13.515132  7.998285 11.079642 12.336725
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
            Lincoln CVUL III Jumbo                                                         10.917109
            Lincoln CVUL III Super Jumbo                                                   10.906892
            Lincoln CVUL III SC (Elite)                                                    10.883091
            Lincoln CVUL III LC (Elite)                                                    10.903489
            Lincoln Corporate Variable 4 - Band 1                                          10.883091

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln Corporate Variable 4 - Band 2                                          10.903489
            Lincoln Corporate Variable 4 - Band 3                                          10.917109
            Lincoln Corporate Variable 4 - Band 4                                          10.923925
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                                             10.930750
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
            Lincoln CVUL III Jumbo                           11.262754  5.738753  7.780505  8.782730
            Lincoln CVUL III Super Jumbo                     11.252393  5.724859  7.750033  8.735234
            Lincoln CVUL III SC (Elite)                      11.228255  5.692571  7.679392  8.625405
            Lincoln CVUL III LC (Elite)                      11.248942  5.720235  7.739902  8.719459
            Lincoln Corporate Variable 4 - Band 1            11.228255  5.692571  7.679392  8.625405
            Lincoln Corporate Variable 4 - Band 2            11.248943  5.720268  7.739904  8.719462
            Lincoln Corporate Variable 4 - Band 3            11.262754  5.738753  7.779119  8.778576
            Lincoln Corporate Variable 4 - Band 4            11.269666  5.748034  7.800887  8.814537
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL               11.276652  5.757364  7.821368  8.846511
LVIP MFS VALUE STANDARD CLASS
            Lincoln CVUL III Jumbo                            9.807670  6.627547  8.000946  8.910388
            Lincoln CVUL III Super Jumbo                      9.798644  6.611505  7.969614  8.862199
            Lincoln CVUL III SC (Elite)                       9.777614  6.574225  7.896979  8.750769
            Lincoln CVUL III LC (Elite)                       9.795637  6.606167  7.959196  8.846195
            Lincoln Corporate Variable 4 - Band 1             9.777614  6.574225  7.896979  8.750769
            Lincoln Corporate Variable 4 - Band 2             9.795637  6.606211  7.959250  8.846255
            Lincoln Corporate Variable 4 - Band 3             9.807670  6.627549  8.000950  8.910395
            Lincoln Corporate Variable 4 - Band 4             9.813692  6.638263  8.021903  8.942659
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                9.819774  6.649041  8.042968  8.975106
LVIP MID-CAP VALUE STANDARD CLASS
            Lincoln CVUL III Jumbo                            8.725865  5.163406  7.340154  9.076331
            Lincoln CVUL III Super Jumbo                      8.717827  5.150899  7.311395  9.027235
            Lincoln CVUL III SC (Elite)                       8.699101  5.121833  7.244730  8.913707
            Lincoln CVUL III LC (Elite)                       8.715150  5.146737  7.301835  9.010929
            Lincoln Corporate Variable 4 - Band 1             8.699101  5.121833  7.244730  8.913707
            Lincoln Corporate Variable 4 - Band 2             8.715150  5.146737  7.301835  9.010929
            Lincoln Corporate Variable 4 - Band 3             8.725865  5.163406  7.340154  9.076331
            Lincoln Corporate Variable 4 - Band 4             8.731228  5.171761  7.359389  9.109210
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                8.736629  5.180154  7.378710  9.142252
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
            Lincoln CVUL III Jumbo                 24.761879 27.551346 17.417555 21.073910 21.549897
            Lincoln CVUL III Super Jumbo           22.923671 25.467833 16.076217 19.421828 19.830749
            Lincoln CVUL III SC (Elite)            22.445046 24.848095 15.629641 18.816299 19.142864
            Lincoln CVUL III LC (Elite)            22.806047 25.324495 15.977746 19.293213 19.689584
            Lincoln Corporate Variable 4 - Band 1  20.414405 22.600844 14.216542 17.115105 17.414437
            Lincoln Corporate Variable 4 - Band 2  20.628667 22.906670 14.452292 17.451218 17.809746
            Lincoln Corporate Variable 4 - Band 3  17.200341 19.137990 12.098762 14.638577 14.969213
            Lincoln Corporate Variable 4 - Band 4  20.292019 22.600538 14.302054 17.321711 17.730660
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     13.431280 14.974252  9.485489 11.499702 11.782968
LVIP MONEY MARKET STANDARD CLASS
            Lincoln CVUL                           11.907226 12.411352 12.613735 12.563514 12.481748
            Lincoln CVUL/0.35%                                                              9.977282
            Lincoln CVUL LC                        11.983888 12.528781 12.771334 12.758708 12.713781
            Lincoln CVUL LC/0.20%                                                           9.988645
            Lincoln CVUL III Jumbo                 10.851981 11.368116 11.611395 11.623140 11.605398
            Lincoln CVUL III Super Jumbo           10.757785 11.252552 11.476134 11.470523 11.435847
            Lincoln CVUL III SC (Elite)            11.907226 12.411352 12.613735 12.563514 12.481748
            Lincoln CVUL III LC (Elite)            11.983888 12.528781 12.771334 12.758708 12.713781
            Lincoln Corporate Variable 4 - Band 1  10.625814 11.075304 11.255908 11.211043 11.138133
            Lincoln Corporate Variable 4 - Band 2  10.733216 11.221243 11.438483 11.427174 11.386934
            Lincoln Corporate Variable 4 - Band 3  10.764720 11.276705 11.518027 11.529677 11.512077
            Lincoln Corporate Variable 4 - Band 4  10.836011 11.362740 11.617515 11.640902 11.634770

SUBACCOUNT                 PRODUCT(S)                    2006      2007      2008      2009      2010
 -------------------------------------------------------------------------------------------------------
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL       10.572315 11.097316 11.357490 11.391740 11.397123
LVIP SSGA BOND INDEX STANDARD CLASS
              Lincoln CVUL III Jumbo                                       10.327561 10.773428 11.393334
              Lincoln CVUL III Super Jumbo                                 10.317709 10.747024 11.348381
              Lincoln CVUL III SC (Elite)                                  10.294755 10.685664 11.244179
              Lincoln CVUL III LC (Elite)                                  10.314511 10.738325 11.333530
              Lincoln Corporate Variable 4 - Band 1                        10.294755 10.685664 11.244179
              Lincoln Corporate Variable 4 - Band 2                        10.314497 10.738280 11.333480
              Lincoln Corporate Variable 4 - Band 3                        10.327561 10.772446 11.392288
              Lincoln Corporate Variable 4 - Band 4                        10.334135 10.791067 11.423401
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                           10.340710 10.808731 11.453543
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
              Lincoln CVUL III Jumbo                                                           10.627827
              Lincoln CVUL III Super Jumbo                                                     10.621850
              Lincoln CVUL III SC (Elite)                                                      10.607914
              Lincoln CVUL III LC (Elite)                                                      10.619858
              Lincoln Corporate Variable 4 - Band 1                                            10.607914
              Lincoln Corporate Variable 4 - Band 2                                            10.619858
              Lincoln Corporate Variable 4 - Band 3                                            10.627827
              Lincoln Corporate Variable 4 - Band 4                                            10.631815
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                                               10.635803
LVIP SSGA CONSERVATIVE STRUCTURED ALLOCATION STANDARD CLASS
              Lincoln CVUL III Jumbo                                                           10.582553
              Lincoln CVUL III Super Jumbo                                                     10.576600
              Lincoln CVUL III SC (Elite)                                                      10.562723
              Lincoln CVUL III LC (Elite)                                                      10.574617
              Lincoln Corporate Variable 4 - Band 1                                            10.562723
              Lincoln Corporate Variable 4 - Band 2                                            10.574617
              Lincoln Corporate Variable 4 - Band 3                                            10.582553
              Lincoln Corporate Variable 4 - Band 4                                            10.586524
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                                               10.590499
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
              Lincoln CVUL III Jumbo                                        5.626922  8.126806  8.699226
              Lincoln CVUL III Super Jumbo                                  5.621535  8.106853  8.664872
              Lincoln CVUL III SC (Elite)                                   5.608983  8.060485  8.585237
              Lincoln CVUL III LC (Elite)                                   5.619740  8.100213  8.653450
              Lincoln Corporate Variable 4 - Band 1                         5.608983  8.060485  8.585237
              Lincoln Corporate Variable 4 - Band 2                         5.619740  8.100213  8.653450
              Lincoln Corporate Variable 4 - Band 3                         5.626922  8.126524  8.698932
              Lincoln Corporate Variable 4 - Band 4                         5.630517  8.140136  8.722204
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                            5.634114  8.153512  8.745275
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
              Lincoln CVUL III Jumbo                                        6.214415 11.777218 15.017761
              Lincoln CVUL III Super Jumbo                                  6.209713 11.750686 14.961510
              Lincoln CVUL III SC (Elite)                                   6.198756 11.689008 14.831073
              Lincoln CVUL III LC (Elite)                                   6.208147 11.741855 14.942821
              Lincoln Corporate Variable 4 - Band 1                         6.198756 11.689008 14.831073
              Lincoln Corporate Variable 4 - Band 2                         6.208147 11.741855 14.942806
              Lincoln Corporate Variable 4 - Band 3                         6.214415 11.777419 15.018007
              Lincoln Corporate Variable 4 - Band 4                         6.217551 11.794940 15.055379
              Lincoln Corporate Variable 5 and
                Lincoln Corporate Commitment VUL                            6.220689 11.812624 15.094231
LVIP SSGA GLOBAL TACTICAL ALLOCATION STANDARD CLASS
              Lincoln CVUL                             13.104214 14.446133  8.541311 11.093835 11.978846
              Lincoln CVUL/0.35%                                                               10.562484
              Lincoln CVUL LC                          13.168320 14.560595  8.634819 11.248988 12.182840
              Lincoln CVUL LC/0.20%                                                            10.574507

SUBACCOUNT                    PRODUCT(S)                    2006      2007      2008     2009      2010
----------------------------------------------------------------------------------------------------------
               Lincoln CVUL III Jumbo                     13.211231 14.637105 8.697702 11.353595 12.320728
               Lincoln CVUL III Super Jumbo               13.179035 14.579550 8.650487 11.275036 12.217152
               Lincoln CVUL III SC (Elite)                13.104214 14.446133 8.541311 11.093835 11.978846
               Lincoln CVUL III LC (Elite)                13.168320 14.560595 8.634819 11.248988 12.182840
               Lincoln Corporate Variable 4 - Band 1      13.104214 14.446133 8.541311 11.093835 11.978846
               Lincoln Corporate Variable 4 - Band 2      13.168365 14.560475 8.634850 11.249027 12.182883
               Lincoln Corporate Variable 4 - Band 3      13.211231 14.637105 8.697702 11.355162 12.320205
               Lincoln Corporate Variable 4 - Band 4      13.232738 14.675600 8.729321 11.406272 12.390264
               Lincoln Corporate Variable 5 and Lincoln
                 Corporate Commitment VUL                 12.034820 13.359844 7.954651 10.404437 11.313303
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
               Lincoln CVUL III Jumbo                                         5.948140  7.589672  8.108423
               Lincoln CVUL III Super Jumbo                                   5.942448  7.571041  8.076406
               Lincoln CVUL III SC (Elite)                                    5.929188  7.527744  8.002189
               Lincoln CVUL III LC (Elite)                                    5.940552  7.564840  8.065761
               Lincoln Corporate Variable 4 - Band 1                          5.929188  7.527744  8.002189
               Lincoln Corporate Variable 4 - Band 2                          5.940552  7.564830  8.065743
               Lincoln Corporate Variable 4 - Band 3                          5.948140  7.589715  8.108461
               Lincoln Corporate Variable 4 - Band 4                          5.951937  7.602119  8.129838
               Lincoln Corporate Variable 5 and Lincoln
                 Corporate Commitment VUL                                     5.955737  7.614569  8.151291
LVIP SSGA LARGE CAP 100 STANDARD CLASS
               Lincoln CVUL III Jumbo                                         6.419934  8.670236 10.313407
               Lincoln CVUL III Super Jumbo                                   6.413786  8.648948 10.272681
               Lincoln CVUL III SC (Elite)                                    6.399462  8.599478 10.178278
               Lincoln CVUL III LC (Elite)                                    6.411738  8.641864 10.259142
               Lincoln Corporate Variable 4 - Band 1                          6.399462  8.599478 10.178278
               Lincoln Corporate Variable 4 - Band 2                          6.411738  8.641864 10.259142
               Lincoln Corporate Variable 4 - Band 3                          6.419934  8.670337 10.313103
               Lincoln Corporate Variable 4 - Band 4                          6.424036  8.684458 10.340647
               Lincoln Corporate Variable 5 and Lincoln
                 Corporate Commitment VUL                                     6.428141  8.698626 10.367883
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
               Lincoln CVUL III Jumbo                                                            10.968252
               Lincoln CVUL III Super Jumbo                                                      10.962083
               Lincoln CVUL III SC (Elite)                                                       10.947702
               Lincoln CVUL III LC (Elite)                                                       10.960028
               Lincoln Corporate Variable 4 - Band 1                                             10.947702
               Lincoln Corporate Variable 4 - Band 2                                             10.960028
               Lincoln Corporate Variable 4 - Band 3                                             10.968252
               Lincoln Corporate Variable 4 - Band 4                                             10.972367
               Lincoln Corporate Variable 5 and Lincoln
                 Corporate Commitment VUL                                                        10.976483
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
               Lincoln CVUL III Jumbo                                                            10.871547
               Lincoln CVUL III Super Jumbo                                                      10.865431
               Lincoln CVUL III SC (Elite)                                                       10.851176
               Lincoln CVUL III LC (Elite)                                                       10.863394
               Lincoln Corporate Variable 4 - Band 1                                             10.851176
               Lincoln Corporate Variable 4 - Band 2                                             10.863394
               Lincoln Corporate Variable 4 - Band 3                                             10.871547
               Lincoln Corporate Variable 4 - Band 4                                             10.875625
               Lincoln Corporate Variable 5 and Lincoln
                 Corporate Commitment VUL                                                        10.879684
LVIP SSGA MODERATELY AGGRESSIVE INDEX ALLOCATION STANDARD
  CLASS
               Lincoln CVUL III Jumbo                                                            11.172986
               Lincoln CVUL III Super Jumbo                                                      11.166702
               Lincoln CVUL III SC (Elite)                                                       11.152054
               Lincoln CVUL III LC (Elite)                                                       11.164609
               Lincoln Corporate Variable 4 - Band 1                                             11.152054
               Lincoln Corporate Variable 4 - Band 2                                             11.164609
               Lincoln Corporate Variable 4 - Band 3                                             11.172986

SUBACCOUNT                     PRODUCT(S)                    2006      2007      2008     2009      2010
-----------------------------------------------------------------------------------------------------------
                Lincoln Corporate Variable 4 - Band 4                                             11.177177
                Lincoln Corporate Variable 5 and Lincoln
                  Corporate Commitment VUL                                                        11.181551
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
                Lincoln CVUL III Jumbo                                                            11.238224
                Lincoln CVUL III Super Jumbo                                                      11.231904
                Lincoln CVUL III SC (Elite)                                                       11.217170
                Lincoln CVUL III LC (Elite)                                                       11.229798
                Lincoln Corporate Variable 4 - Band 1                                             11.217170
                Lincoln Corporate Variable 4 - Band 2                                             11.229798
                Lincoln Corporate Variable 4 - Band 3                                             11.238224
                Lincoln Corporate Variable 4 - Band 4                                             11.242440
                Lincoln Corporate Variable 5 and Lincoln
                  Corporate Commitment VUL                                                        11.246657
LVIP SSGA S&P 500 INDEX STANDARD CLASS
                Lincoln CVUL                                         11.883480 7.411226  9.280163 10.572425
                Lincoln CVUL/0.35%                                                                10.832829
                Lincoln CVUL LC                                      11.977510 7.492422  9.410898 10.753744
                Lincoln CVUL LC/0.20%                                                             10.845162
                Lincoln CVUL III Jumbo                               12.040608 7.546941  9.498359 10.875395
                Lincoln CVUL III Super Jumbo                         11.993253 7.505968  9.432630 10.783963
                Lincoln CVUL III SC (Elite)                          11.883480 7.411226  9.280163 10.572425
                Lincoln CVUL III LC (Elite)                          11.977510 7.492422  9.410898 10.753744
                Lincoln Corporate Variable 4 - Band 1                11.883480 7.411226  9.281024 10.573598
                Lincoln Corporate Variable 4 - Band 2                11.977546 7.492385  9.410852 10.753691
                Lincoln Corporate Variable 4 - Band 3                12.040608 7.546941  9.499051 10.876179
                Lincoln Corporate Variable 4 - Band 4                12.072282 7.574381  9.542433 10.936779
                Lincoln Corporate Variable 5 and Lincoln
                  Corporate Commitment VUL                           11.702296 7.349606  9.268521 10.633462
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
                Lincoln CVUL III Jumbo                                9.240610 6.089071  7.658309  9.644430
                Lincoln CVUL III Super Jumbo                          9.232096 6.074323  7.628302  9.592260
                Lincoln CVUL III SC (Elite)                           9.212260 6.040047  7.560039  9.473687
                Lincoln CVUL III LC (Elite)                           9.229260 6.069463  7.618390  9.575013
                Lincoln Corporate Variable 4 - Band 1                 9.212260 6.040047  7.558743  9.471623
                Lincoln Corporate Variable 4 - Band 2                 9.229257 6.069416  7.618324  9.574938
                Lincoln Corporate Variable 4 - Band 3                 9.240610 6.089071  7.657477  9.643143
                Lincoln Corporate Variable 4 - Band 4                 9.246290 6.098924  7.678379  9.679367
                Lincoln Corporate Variable 5 and Lincoln
                  Corporate Commitment VUL                            9.251972 6.108790  7.698498  9.714428
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
                Lincoln CVUL III Jumbo                                         6.744679 10.208457 13.015618
                Lincoln CVUL III Super Jumbo                                   6.738218 10.183388 12.964222
                Lincoln CVUL III SC (Elite)                                    6.723165 10.125133 12.845084
                Lincoln CVUL III LC (Elite)                                    6.736065 10.175045 12.947135
                Lincoln Corporate Variable 4 - Band 1                          6.723165 10.125133 12.845084
                Lincoln Corporate Variable 4 - Band 2                          6.736118 10.175127 12.947242
                Lincoln Corporate Variable 4 - Band 3                          6.744679 10.209059 13.016384
                Lincoln Corporate Variable 4 - Band 4                          6.748990 10.225203 13.049995
                Lincoln Corporate Variable 5 and Lincoln
                Corporate Commitment VUL                                       6.753304 10.241969 13.084452
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
                Lincoln CVUL III Jumbo                               10.023839 5.817719  8.307639  9.678265
                Lincoln CVUL III Super Jumbo                         10.014613 5.803632  8.275107  9.625929
                Lincoln CVUL III SC (Elite)                           9.993119 5.770893  8.199693  9.504908
                Lincoln CVUL III LC (Elite)                          10.011540 5.798944  8.264291  9.608573
                Lincoln Corporate Variable 4 - Band 1                 9.993119 5.770893  8.199693  9.504908
                Lincoln Corporate Variable 4 - Band 2                10.011540 5.798944  8.261500  9.605262
                Lincoln Corporate Variable 4 - Band 3                10.023839 5.817719  8.308633  9.678091
                Lincoln Corporate Variable 4 - Band 4                10.029995 5.827130  8.329397  9.713313
                Lincoln Corporate Variable 5 and Lincoln
                  Corporate Commitment VUL                           10.036150 5.836552  8.351207  9.748483

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
SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
            Lincoln CVUL                           13.377063 15.088548  8.573848 12.459596 15.882863
            Lincoln CVUL/0.35%                                                             11.912717
            Lincoln CVUL LC                        13.483479 15.254268  8.694122 12.672357 16.201674
            Lincoln CVUL LC/0.20%                                                          11.926291
            Lincoln CVUL III Jumbo                 17.335646 19.651600 11.222845 16.390886 20.998885
            Lincoln CVUL III Super Jumbo           16.333654 18.487997 10.542459 15.374110 19.666773
            Lincoln CVUL III SC (Elite)            13.781124 15.544305  8.832826 12.838063 16.365145
            Lincoln CVUL III LC (Elite)            13.997630 15.835940  9.025646 13.155555 16.820365
            Lincoln Corporate Variable 4 - Band 1  14.815881 16.711450  9.496039 13.799733 17.591201
            Lincoln Corporate Variable 4 - Band 2  14.971905 16.938167  9.653880 14.071214 17.991098
            Lincoln Corporate Variable 4 - Band 3  13.925901 15.786330  9.015426 13.164728 16.861035
            Lincoln Corporate Variable 4 - Band 4  14.315852 16.244600  9.286429 13.576330 17.410450
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.514922 13.079350  7.484491 10.952934 14.060212
LVIP TEMPLETON GROWTH STANDARD CLASS
            Lincoln CVUL III Jumbo                            9.891794  6.144033  7.855270  8.354568
            Lincoln CVUL III Super Jumbo                      9.882689  6.129161  7.824509  8.309387
            Lincoln CVUL III SC (Elite)                       9.861478  6.094601  7.753200  8.204913
            Lincoln CVUL III LC (Elite)                       9.879657  6.124212  7.814282  8.294381
            Lincoln Corporate Variable 4 - Band 1             9.861478  6.094601  7.753200  8.204913
            Lincoln Corporate Variable 4 - Band 2             9.879657  6.124212  7.814282  8.294381
            Lincoln Corporate Variable 4 - Band 3             9.891794  6.144033  7.855270  8.354402
            Lincoln Corporate Variable 4 - Band 4             9.897868  6.153967  7.875844  8.384824
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                9.903922  6.163904  7.896461  8.415178
LVIP TURNER MID-CAP GROWTH STANDARD CLASS
            Lincoln CVUL III Jumbo                           11.060505  5.596314  8.289396 10.526883
            Lincoln CVUL III Super Jumbo                     11.050329  5.582759  8.256926 10.469950
            Lincoln CVUL III SC (Elite)                      11.026620  5.551259  8.181654 10.338299
            Lincoln CVUL III LC (Elite)                      11.046939  5.578248  8.246131 10.451040
            Lincoln Corporate Variable 4 - Band 1            11.026620  5.551259  8.181654 10.338299
            Lincoln Corporate Variable 4 - Band 2            11.046939  5.578249  8.246463 10.451508
            Lincoln Corporate Variable 4 - Band 3            11.060505  5.596314  8.289396 10.525942
            Lincoln Corporate Variable 4 - Band 4            11.067295  5.605368  8.311114 10.565009
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL               11.074019  5.614401  8.332835 10.603206
LVIP WELLS FARGO INTRINSIC VALUE STANDARD CLASS
            Lincoln CVUL                           13.756297 14.255170  8.730954 10.690139 12.518775
            Lincoln CVUL/0.35%                                                             11.018882
            Lincoln CVUL LC                        14.845363 15.429956  9.478949 11.640868 13.673061
            Lincoln CVUL LC/0.20%                                                          11.031427
            Lincoln CVUL III Jumbo                 12.068129 12.568472  7.736570  9.520126 11.204452
            Lincoln CVUL III Super Jumbo           12.038713 12.519043  7.694565  9.454239 11.110246
            Lincoln CVUL III SC (Elite)            13.756297 14.255170  8.730954 10.690139 12.518775
            Lincoln CVUL III LC (Elite)            14.845363 15.429956  9.478949 11.640868 13.673061
            Lincoln Corporate Variable 4 - Band 1  11.970355 12.404461  7.597438  9.302268 10.893496
            Lincoln Corporate Variable 4 - Band 2  12.028924 12.502610  7.680618  9.432385 11.079026
            Lincoln Corporate Variable 4 - Band 3  12.068111 12.568726  7.737108  9.520788 11.205227
            Lincoln Corporate Variable 4 - Band 4  12.087779 12.601533  7.764700  9.564305 11.267699
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.365966 11.860899  7.315672  9.020232 10.637350
LVIP WILSHIRE 2010 PROFILE STANDARD CLASS
            Lincoln CVUL III Jumbo                           10.544398  8.007022  9.941000 11.058709
            Lincoln CVUL III Super Jumbo                     10.534698  7.987652  9.902092 10.998929
            Lincoln CVUL III SC (Elite)                      10.512100  7.942636  9.811896 10.860693
            Lincoln CVUL III LC (Elite)                      10.531467  7.981206  9.889156 10.979074
            Lincoln Corporate Variable 4 - Band 1            10.512100  7.942636  9.811896 10.860693
            Lincoln Corporate Variable 4 - Band 2            10.531474  7.981215  9.889549 10.979406
            Lincoln Corporate Variable 4 - Band 3            10.544398  8.007022  9.941000 11.058709
            Lincoln Corporate Variable 4 - Band 4            10.550870  8.019962  9.967023 11.098743
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL               10.557336  8.032912  9.993104 11.138910

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
SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2020 PROFILE STANDARD CLASS
            Lincoln CVUL III Jumbo                           10.388169  7.579549  9.505329 10.627666
            Lincoln CVUL III Super Jumbo                     10.378611  7.561210  9.468122 10.570212
            Lincoln CVUL III SC (Elite)                      10.356345  7.518591  9.381869 10.437355
            Lincoln CVUL III LC (Elite)                      10.375428  7.555107  9.455752 10.551129
            Lincoln Corporate Variable 4 - Band 1            10.356345  7.518591  9.381869 10.437355
            Lincoln Corporate Variable 4 - Band 2            10.375427  7.555236  9.455704 10.551074
            Lincoln Corporate Variable 4 - Band 3            10.388169  7.579549  9.505329 10.627668
            Lincoln Corporate Variable 4 - Band 4            10.394545  7.591799  9.530214 10.666142
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL               10.400926  7.604070  9.555167 10.704759
LVIP WILSHIRE 2030 PROFILE STANDARD CLASS
            Lincoln CVUL III Jumbo                           10.495733  7.250702  9.258671 10.399446
            Lincoln CVUL III Super Jumbo                     10.486077  7.233156  9.222425 10.343221
            Lincoln CVUL III SC (Elite)                      10.463580  7.192380  9.138400 10.213207
            Lincoln CVUL III LC (Elite)                      10.482860  7.227317  9.210374 10.324547
            Lincoln Corporate Variable 4 - Band 1            10.463580  7.192380  9.138400 10.213207
            Lincoln Corporate Variable 4 - Band 2            10.482860  7.225898  9.208518 10.322472
            Lincoln Corporate Variable 4 - Band 3            10.495733  7.250702  9.258671 10.399446
            Lincoln Corporate Variable 4 - Band 4            10.502176  7.262423  9.282914 10.437099
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL               10.508622  7.274133  9.307181 10.474844
LVIP WILSHIRE 2040 PROFILE STANDARD CLASS
            Lincoln CVUL III Jumbo                           10.319756  6.638268  8.675588  9.841368
            Lincoln CVUL III Super Jumbo                     10.310260  6.622200  8.641618  9.788154
            Lincoln CVUL III SC (Elite)                      10.288136  6.584858  8.562869  9.665101
            Lincoln CVUL III LC (Elite)                      10.307096  6.616852  8.630324  9.770479
            Lincoln Corporate Variable 4 - Band 1            10.288136  6.584858  8.562869  9.665101
            Lincoln Corporate Variable 4 - Band 2            10.307096  6.617323  8.630957  9.771203
            Lincoln Corporate Variable 4 - Band 3            10.319756  6.638268  8.675588  9.841368
            Lincoln Corporate Variable 4 - Band 4            10.326092  6.649001  8.698309  9.877005
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL               10.332431  6.659712  8.721032  9.912704
LVIP WILSHIRE CONSERVATIVE PROFILE STANDARD CLASS
            Lincoln CVUL                           11.449235 12.253237  9.924029 12.303612 13.500805
            Lincoln CVUL/0.35%                                                             10.686553
            Lincoln CVUL LC                        11.505260 12.350184 10.032634 12.475600 13.730633
            Lincoln CVUL LC/0.20%                                                          10.698719
            Lincoln CVUL III Jumbo                 11.542761 12.415239 10.105677 12.591580 13.886004
            Lincoln CVUL III Super Jumbo           11.514624 12.366415 10.050837 12.504489 13.769305
            Lincoln CVUL III SC (Elite)            11.449235 12.253237  9.924029 12.303612 13.500805
            Lincoln CVUL III LC (Elite)            11.505260 12.350184 10.032634 12.475600 13.730633
            Lincoln Corporate Variable 4 - Band 1  11.449235 12.253237  9.924029 12.303612 13.500805
            Lincoln Corporate Variable 4 - Band 2  11.505180 12.350095 10.032549 12.475499 13.730519
            Lincoln Corporate Variable 4 - Band 3  11.542761 12.415239 10.105677 12.593362 13.889884
            Lincoln Corporate Variable 4 - Band 4  11.561557 12.447895 10.142404 12.649976 13.964351
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.047878 11.906727  9.711181 12.124246 13.397378
LVIP WILSHIRE MODERATE PROFILE STANDARD CLASS
            Lincoln CVUL                           12.037148 13.061036  9.517729 12.101335 13.454192
            Lincoln CVUL/0.35%                                                             10.823736
            Lincoln CVUL LC                        12.096043 13.164368  9.621887 12.270197 13.682888
            Lincoln CVUL LC/0.20%                                                          10.836057
            Lincoln CVUL III Jumbo                 12.135466 13.233710  9.691957 12.384601 13.838091
            Lincoln CVUL III Super Jumbo           12.105887 13.181670  9.639357 12.298933 13.721786
            Lincoln CVUL III SC (Elite)            12.037148 13.061036  9.517729 12.101335 13.454192
            Lincoln CVUL III LC (Elite)            12.096043 13.164368  9.621887 12.270197 13.682888
            Lincoln Corporate Variable 4 - Band 1  12.037148 13.061036  9.517729 12.101335 13.454192
            Lincoln Corporate Variable 4 - Band 2  12.096038 13.164363  9.621884 12.270508 13.683235
            Lincoln Corporate Variable 4 - Band 3  12.135466 13.233710  9.691957 12.384628 13.836862
            Lincoln Corporate Variable 4 - Band 4  12.155226 13.268517  9.727183 12.442044 13.916174
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.422218 12.480600  9.158724 11.726644 13.129125

SUBACCOUNT                   PRODUCT(S)                      2006      2007      2008      2009      2010
------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE STANDARD CLASS
                Lincoln CVUL                               12.508802 13.640180  9.018293 11.555066 12.934162
                Lincoln CVUL/0.35%                                                                 10.911158
                Lincoln CVUL LC                            12.570000 13.748090  9.116957 11.716553 13.154298
                Lincoln CVUL LC/0.20%                                                              10.923578
                Lincoln CVUL III Jumbo                     12.610964 13.820503  9.183394 11.825582 13.303258
                Lincoln CVUL III Super Jumbo               12.580229 13.766158  9.133549 11.743770 13.191438
                Lincoln CVUL III SC (Elite)                12.508802 13.640180  9.018293 11.555066 12.934162
                Lincoln CVUL III LC (Elite)                12.570000 13.748090  9.116957 11.716553 13.154298
                Lincoln Corporate Variable 4 - Band 1      12.508802 13.640180  9.018293 11.555066 12.934162
                Lincoln Corporate Variable 4 - Band 2      12.569741 13.747814  9.116819 11.716399 13.154119
                Lincoln Corporate Variable 4 - Band 3      12.610964 13.820503  9.183394 11.826374 13.304150
                Lincoln Corporate Variable 4 - Band 4      12.631496 13.856852  9.216774 11.880440 13.378332
                Lincoln Corporate Variable 5 and
                  Lincoln Corporate Commitment VUL         11.719098 12.868821  8.568170 11.055437 12.461757
M BUSINESS OPPORTUNITY VALUE
                Lincoln Corporate Variable 4 - Band 2      16.573924 17.405749 11.358074 14.093548 15.339191
                Lincoln Corporate Variable 4 - Band 3      14.732205 15.502575 10.136386 12.602812 13.744141
                Lincoln Corporate Variable 4 - Band 4      16.222158 17.087521 11.183905 13.919130 15.194846
                Lincoln Corporate Variable 5 and
                  Lincoln Corporate Commitment VUL         11.819937 12.462914  8.165243 10.172368 11.115789
M CAPITAL APPRECIATION
                Lincoln Corporate Variable 4 - Band 2      16.352849 18.228531 10.524794 15.578035 19.705859
                Lincoln Corporate Variable 4 - Band 3      16.498398 18.427604 10.661084 15.811345 20.040993
                Lincoln Corporate Variable 4 - Band 4      15.747848 17.606891 10.196484 15.137433 19.205977
                Lincoln Corporate Variable 5 and
                  Lincoln Corporate Commitment VUL         11.957919 13.382921  7.758078 11.528957 14.642258
M INTERNATIONAL EQUITY
                Lincoln Corporate Variable 4 - Band 2      19.882407 21.388754 12.815263 15.990870 16.660850
                Lincoln Corporate Variable 4 - Band 3      16.819433 18.129935 10.884494 13.608854 14.207388
                Lincoln Corporate Variable 4 - Band 4      19.143649 20.655887 12.413402 15.535973 16.235474
                Lincoln Corporate Variable 5 and
                  Lincoln Corporate Commitment VUL         13.450451 14.527479  8.739209 10.948487 11.452874
M LARGE CAP GROWTH
                Lincoln Corporate Variable 4 - Band 2      14.575437 17.773530  9.033077 12.362305 15.152897
                Lincoln Corporate Variable 4 - Band 3      14.813220 18.099628  9.217284 12.639656 15.523841
                Lincoln Corporate Variable 4 - Band 4      14.336119 17.534199  8.938300 12.269347 15.084094
                Lincoln Corporate Variable 5 and
                  Lincoln Corporate Commitment VUL         11.424626 13.987193  7.137316  9.806990 12.068888
MFS VIT CORE EQUITY INITIAL CLASS
                Lincoln CVUL                               10.605115 11.705129  7.072106  9.300507 10.825297
                Lincoln CVUL/0.35%                                                                 11.074450
                Lincoln CVUL LC                            10.150921 11.237591  6.810165  8.982937 10.487282
                Lincoln CVUL LC/0.20%                                                              11.087244
                Lincoln CVUL III Jumbo                     16.137542 17.900875 10.869988 14.366724 16.806229
                Lincoln CVUL III Super Jumbo               15.122351 16.749615 10.155623 13.402436 15.654724
                Lincoln CVUL III SC (Elite)                10.605115 11.705129  7.072106  9.300507 10.825297
                Lincoln CVUL III LC (Elite)                10.150921 11.237591  6.810165  8.982937 10.487282
                Lincoln Corporate Variable 4 - Band 1      13.831232 15.266043  9.223682 12.130015 14.119013
                Lincoln Corporate Variable 4 - Band 2      13.975888 15.471936  9.376206 12.367655 14.438833
                Lincoln Corporate Variable 4 - Band 3      13.165554 14.604141  8.868105 11.720860 13.711092
                Lincoln Corporate Variable 4 - Band 4      13.816397 15.341456  9.325233 12.337246 14.446509
MFS VIT GROWTH INITIAL CLASS
                Lincoln CVUL                                9.093737 10.942266  6.800178  9.296839 10.647953
                Lincoln CVUL/0.35%                                                                 10.980480
                Lincoln CVUL LC                             9.389151 11.331793  7.063454  9.685903 11.126872
                Lincoln CVUL LC/0.20%                                                              10.992971
                Lincoln CVUL III Jumbo                     16.588955 20.061100 12.529790 17.215907 19.816660
                Lincoln CVUL III Super Jumbo               15.368926 18.557864 11.573487 15.878118 18.249403
                Lincoln CVUL III SC (Elite)                 9.093737 10.942266  6.800178  9.296839 10.647953
                Lincoln CVUL III LC (Elite)                 9.389151 11.331793  7.063454  9.685903 11.126872
                Lincoln Corporate Variable 4 - Band 1      14.036722 16.890036 10.496477 14.350221 16.435746
                Lincoln Corporate Variable 4 - Band 2      14.184254 17.118976 10.670819 14.632497 16.809317

SUBACCOUNT               PRODUCT(S)                  2006      2007      2008      2009      2010
----------------------------------------------------------------------------------------------------
            Lincoln Corporate Variable 4 - Band 3  14.002144 16.932857 10.575968 14.531361 16.726564
            Lincoln Corporate Variable 4 - Band 4  13.947567 16.882359 10.554964 14.516908 16.726503
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL                          6.323887  8.706400 10.041695
MFS VIT RESEARCH INITIAL CLASS
            Lincoln CVUL                           11.215285 12.607452  8.001553 10.372640 11.937631
            Lincoln CVUL/0.35%                                                             10.963357
            Lincoln CVUL LC                        10.902463 12.292742  7.825243 10.174853 11.745069
            Lincoln CVUL LC/0.20%                                                          10.975855
MFS VIT TOTAL RETURN INITIAL CLASS
            Lincoln CVUL                           15.533747 16.075543 12.430388 14.569052 15.904034
            Lincoln CVUL/0.35%                                                             10.570720
            Lincoln CVUL LC                        15.993982 16.601568 12.875753 15.136462 16.573050
            Lincoln CVUL LC/0.20%                                                          10.582758
            Lincoln CVUL III Jumbo                 14.844933 15.439712 11.998643 14.133585 15.505950
            Lincoln CVUL III Super Jumbo           14.100171 14.643132 11.362524 13.364221 14.639918
            Lincoln CVUL III SC (Elite)            15.533747 16.075543 12.430388 14.569052 15.904034
            Lincoln CVUL III LC (Elite)            15.993982 16.601568 12.875753 15.136462 16.573050
            Lincoln Corporate Variable 4 - Band 1  13.387578 13.854298 10.712765 12.555848 13.706331
            Lincoln Corporate Variable 4 - Band 2  13.528419 14.042341 10.890882 12.803091 14.018219
            Lincoln Corporate Variable 4 - Band 3  12.563453 13.066824 10.154604 11.961435 13.122886
            Lincoln Corporate Variable 4 - Band 4  13.554720 14.111909 10.977753 12.943983 14.215038
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     11.216516 11.689272  9.102274 10.743322 11.810076
MFS VIT UTILITIES INITIAL CLASS
            Lincoln CVUL                           19.532343 24.807023 15.354423 20.312012 22.955374
            Lincoln CVUL/0.35%                                                             11.380305
            Lincoln CVUL LC                        18.870589 24.038510 14.923537 19.801300 22.445350
            Lincoln CVUL LC/0.20%                                                          11.393248
            Lincoln CVUL III Jumbo                 27.910549 35.625294 22.161160 29.463399 33.464409
            Lincoln CVUL III Super Jumbo           23.968450 30.547741 18.974074 25.188347 28.565993
            Lincoln CVUL III SC (Elite)            19.532343 24.807023 15.354423 20.312012 22.955374
            Lincoln CVUL III LC (Elite)            18.870589 24.038510 14.923537 19.801300 22.445350
            Lincoln Corporate Variable 4 - Band 1  21.705089 27.566540 17.062466 22.571578 25.509040
            Lincoln Corporate Variable 4 - Band 2  21.933286 27.939960 17.345627 23.015060 26.088246
            Lincoln Corporate Variable 4 - Band 3  18.690217 23.856367 14.840152 19.730069 22.409342
            Lincoln Corporate Variable 4 - Band 4  22.029285 28.146498 17.526426 23.324807 26.518718
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     13.038429 16.675666 10.394111 13.846693 15.758464
NB AMT MID-CAP GROWTH I CLASS
            Lincoln CVUL                           14.277184 17.371511  9.768937 12.766238 16.365709
            Lincoln CVUL/0.35%                                                             11.983906
            Lincoln CVUL LC                        12.698142 15.496681  8.740887 11.456960 14.731509
            Lincoln CVUL LC/0.20%                                                          11.997567
            Lincoln CVUL III Jumbo                 18.485030 22.604089 12.775405 16.778654 21.617353
            Lincoln CVUL III Super Jumbo           17.830860 21.771476 12.286333 16.112143 20.727554
            Lincoln CVUL III SC (Elite)            14.277184 17.371511  9.768937 12.766238 16.365709
            Lincoln CVUL III LC (Elite)            12.698142 15.496681  8.740887 11.456960 14.731509
            Lincoln Corporate Variable 4 - Band 1  16.283517 19.812719 11.141763 14.560129 18.665632
            Lincoln Corporate Variable 4 - Band 2  16.454929 20.081425 11.326906 14.846542 19.089879
            Lincoln Corporate Variable 4 - Band 3  15.299686 18.708949 10.573947 13.887356 17.892249
            Lincoln Corporate Variable 4 - Band 4  16.189983 19.817444 11.211679 14.739658 19.009323
            Lincoln Corporate Variable 5 and
              Lincoln Corporate Commitment VUL     12.051835 14.766867  8.362709 11.005202 14.207280
NB AMT PARTNERS I CLASS
            Lincoln CVUL                           14.623371 15.877095  7.505802 11.632924 13.361518
            Lincoln CVUL/0.35%                                                             10.646015
            Lincoln CVUL LC                        15.995105 17.418623  8.259370 12.839313 14.791440
            Lincoln CVUL LC/0.20%                                                          10.658141
NB AMT REGENCY I CLASS
            Lincoln CVUL III Jumbo                 20.525308 21.160729 11.442251 16.736268 21.076223
            Lincoln CVUL III Super Jumbo           19.183372 19.747590 10.662076 15.571748 19.580375

SUBACCOUNT                PRODUCT(S)                   2006      2007      2008      2009      2010
------------------------------------------------------------------------------------------------------
             Lincoln CVUL III SC (Elite)             19.591665 20.097390 10.812925 15.736876 19.718967
             Lincoln CVUL III LC (Elite)             19.905415 20.480601 11.052212 16.133448 20.276546
             Lincoln Corporate Variable 4 - Band 1   17.779120 18.238067  9.812528 14.280912 17.894631
             Lincoln Corporate Variable 4 - Band 2   17.966149 18.485318  9.975554 14.561814 18.301317
             Lincoln Corporate Variable 4 - Band 3   14.582451 15.033890  8.129284 11.890479 14.973852
             Lincoln Corporate Variable 4 - Band 4   17.205513 17.755912  9.610798 14.071513 17.738147
             Lincoln Corporate Variable 5 and
               Lincoln Corporate Commitment VUL      11.269486 11.641638  6.307624  9.244464 11.664961
OPPENHEIMER MAIN STREET FUND/VA CLASS A
             Lincoln CVUL                            12.018751 12.462896  7.614914  9.700693 11.184707
             Lincoln CVUL/0.35%                                                              10.971891
             Lincoln CVUL LC                         11.756228 12.227271  7.493225  9.574454 11.072326
             Lincoln CVUL LC/0.20%                                                           10.984368
PIMCO VIT COMMODITY REAL RETURN ADMINISTRATIVE CLASS
             Lincoln CVUL III Jumbo                                                12.612813 15.674571
             Lincoln CVUL III Super Jumbo                                          12.601074 15.636546
             Lincoln CVUL III SC (Elite)                                           12.573721 15.548175
             Lincoln CVUL III LC (Elite)                                           12.597162 15.623896
             Lincoln Corporate Variable 4 - Band 1                                 12.573721 15.548175
             Lincoln Corporate Variable 4 - Band 2                                 12.597162 15.622079
             Lincoln Corporate Variable 4 - Band 3                                 12.612813 15.674571
             Lincoln Corporate Variable 4 - Band 4                                 12.620644 15.699971
             Lincoln Corporate Variable 5 and
               Lincoln Corporate Commitment VUL                                    12.628459 15.725383
PREMIER VIT OPCAP MANAGED CLASS I
             Lincoln CVUL                            12.861770 13.161868  9.179769 11.367631
             Lincoln CVUL LC                         12.922994 13.264279  9.280124 11.526422
PUTNAM VT GROWTH & INCOME CLASS IB
             Lincoln CVUL III Jumbo                  17.139830 16.072665  9.833461 12.739515 14.542019
             Lincoln CVUL III Super Jumbo            16.126589 15.099831  9.224391 11.932533 13.600458
             Lincoln CVUL III SC (Elite)             14.147933 13.200842  8.036071 10.359013 11.765773
             Lincoln CVUL III LC (Elite)             14.373716 13.451829  8.213520 10.619573 12.097928
             Lincoln Corporate Variable 4 - Band 1   14.761622 13.773450  8.384649 10.808352 12.276132
             Lincoln Corporate Variable 4 - Band 2   14.916680 13.959969  8.523784 11.020725 12.554924
             Lincoln Corporate Variable 4 - Band 4   14.990250 14.070993  8.617445 11.175306 12.769243

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

   and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account S at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Summary of Unit Values by Subaccount and Product as of December 31, 2010, 2009, 2008, 2007, and 2006, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2011

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(1)


(2) Commission Schedule for Variable Life Policies.(2)

(3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(3) and amendments.(6)

(4) (a) Policy Form LN939(15)

     (b) Load Amortization Rider - LR853(15)

     (c) Term Insurance Rider - LR526(8)

     (d) Enhanced Surrender Value Rider - LR529(9)

     (e) Adjustable Benefit Enhancement Rider(12)

     (f) Alternative Policy Loan Rider - LR791(13)

(5) (a) Application Part I - B58 (17)

     (b) Application Part II (Corporate/Individual Owner) - B59 (17)

     (c) Consent Forms B10457 and B10458 (17)

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company.(4)

     (b) Bylaws of The Lincoln National Life Insurance Company.(7)

(7) Form of Reinsurance Contracts.(14)

(8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

     (a) AllianceBernstein Variable Products Series Fund, Inc.(16)

     (b) American Century Investments Variable Portfolios, Inc.(18)

     (c) American Funds Insurance Series(18)

     (d) BlackRock Variable Series Fund, Inc. (18)

     (e) Delaware VIP Trust(16)

     (f) DWS Investments VIT Funds(16)

     (g) DWS Variable Series II (16)

     (h) Fidelity Variable Insurance Products(16)

     (i) Franklin Templeton Variable Insurance Products Trust(18)

     (j) Janus Aspen Series(16)

     (k) Lincoln Variable Insurance Products Trust(18)

     (l) M Fund, Inc.(10)

     (m) MFS Variable Insurance Trust(10)

     (n) Neuberger Berman Advisers Management Trust(10)

     (o) PIMCO Variable Insurance Trust(18)

(9) (a) Accounting and Financial Administration Services Agreement dated 10/1/07 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esq.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
   Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(18)

____________________

     (1) Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-04999) filed on September 24, 1996.

     (2) Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-72875) filed on May 1, 2000.

   (3) Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

     (4) Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-27783) filed on December 5, 1996.

     (5) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

   (6) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.

   (d) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

     (7) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

     (8) Incorporated by reference to Initial Registration Statement on Form N-6 (File 333-104719) filed on April 24, 2003.

     (9) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-104719) filed on July 17, 2003.

     (10) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

   (11) Incorporated by reference to Post-Effective Amendment No. 11 on Form N-4 (File No. 333-145531) filed on August 26, 2010.

   (12) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-104719) filed on August 23, 2004.

     (13) Incorporated by reference to Post-Effective Amendment No. 7 on Form N-6 (File No. 333-104719) filed on May 10, 2005.

     (14) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (15) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-125790) filed on June 14, 2005.

     (16) Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (17) Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-125790) filed on April 1, 2009.

     (18) Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------------
Dennis R. Glass**             President and Director
Frederick J. Crawford**       Executive Vice President and Director
Mark E. Konen***              Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Rise C. M. Taylor*            Vice President and Treasurer
Charles A. Brawley, III**     Vice President and Secretary
C. Phillip Elam II***         Senior Vice President, Chief Investment Officer
Randal Freitag**              Executive Vice President, Chief Financial Officer and Director
Charles C. Cornellio***       Executive Vice President, Chief Administrator Officer and Director

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     ** Principal business address is 150 North Radnor Chester Road, Radnor, PA 19087

      *** Principal business address is 100 North Greene Street, Greensboro, NC 27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (11)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.

     (b) Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Patrick J. Caulfield**     Vice President and Chief Compliance Officer, Senior Counsel
Patricia Insley*           Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Linda Woodward***          Secretary
Joel Schwartz*             Vice President and Director
Anant Bhalla*              Vice President, Treasurer
Thomas O'Neill*            Vice President, Chief Operating Officer, and Director

   * Principal Business address is 130 North Radnor Chester Road, Philadelphia, PA 19102

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 31. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300
S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New
York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.
Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S, (File No.: 333-125790; 811-09241; CIK: 0001080299) has duly caused this Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 1st day of April, 2011. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                     LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S (REGISTRANT)


                     By     /s/ Joshua R. Durand
                       -----------------------------------
                       Joshua R. Durand
                       Assistant Vice President
                       The Lincoln National Life Insurance Company




                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     (DEPOSITOR)


                     By     /s/ Joshua R. Durand
                       -----------------------------------
                       Joshua R. Durand
                       Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement (File No.:
333-125790; 811-09241; CIK: 0001080299) on Form N-6 has been signed below on
April 1, 2011 by the following persons, as officers and directors of the Depositor, in the capacities indicated.

SIGNATURE                                                  TITLE
---------                                                  -----
/s/ Dennis R. Glass *                                      President and Director
-------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                  Executive Vice President; Chief Administrative Officer
-------------------------------                            and Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                Executive Vice President; and Director
-------------------------------
Frederick J. Crawford

/s/ C Phillip Elam II *                                    Senior Vice President, Chief Investment Officer
-------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                    Executive Vice President; Chief Financial Officer and Director
-------------------------------
Randal J. Freitag

/s/ Mark E. Konen *                                        Senior Vice President and Director
-------------------------------
Mark E. Konen

/s/ Keith J. Ryan *                                        Vice President and Director
-------------------------------
Keith J. Ryan




* By     /s/ John L. Reizian
     -------------------------------
     John L. Reizian
     Attorney-in-Fact, pursuant to a Power-
     of-Attorney filed with this Registration
     Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417; 811-04592 Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745; 811-05164
Lincoln Life Flexible Premium Variable Life Account G: 033-22740; 811-05585 Lincoln Life Flexible Premium Variable Life Account J: 033-76434; 811-08410 Lincoln Life Flexible Premium Variable Life Account K: 033-76432; 811-08412 Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477;
333-63940; 333-82663; 333-139960; 333-145090; 333-146507; 333-163139;
811-08557
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239;
811-08579
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790; 811-09241
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438;
333-156123; 811-21028
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275;
811-04160
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264; 333-144270; 811-08230

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618; 811-01434 Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927; 811-03214
Lincoln National Variable Annuity Account E: 033-26032; 811-04882
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219; 333-170695; 811-05721
Lincoln National Variable Annuity Account L: 333-04999; 811-07645
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434; 333-170529;
333-170897; 333-172328; 811-08517
Lincoln Life Variable Annuity Account Q: 333-43373; 811-05869
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532; 811-09855 Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208; 811-10231
Lincoln Life Variable Annuity Account JL-A: 333-141888; 811-02188
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277; 811-09779 Lincoln Life Variable Annuity Account JF-II: 333-144278; 811-08374

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                                      TITLE
---------                                                      -----
/s/ Dennis R. Glass *                                          President and Director
----------------------------------
Dennis R. Glass

/s/ Charles C. Cornelio *                                      Executive Vice President; Chief Administrative Officer
----------------------------------                             and Director
Charles C. Cornelio

/s/ Frederick J. Crawford *                                    Executive Vice President and Director
----------------------------------
Frederick J. Crawford

/s/ C. Phillip Elam II *                                       Senior Vice President, Chief Investment Officer
----------------------------------
C. Phillip Elam II

/s/ Randal J. Freitag *                                        Senior Vice President; Chief Financial Officer and Director
----------------------------------
Randal J. Freitag

/s/ Mark E. Konen *                                            Senior Vice President and Director
----------------------------------
Mark E. Konen

/s/ Keith J. Ryan *                                            Vice President and Director
----------------------------------
Keith J. Ryan

We, Delson R. Campbell, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
----------------------------------
Delson R. Campbell

/s/ Brian A. Kroll
----------------------------------
Brian A. Kroll

/s/ John L. Reizian
----------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
----------------------------------
Lawrence A. Samplatsky

/s/ John D. Weber
----------------------------------
John D. Weber
Version dated: February 2011